             As filed with the Securities and Exchange Commission

                             on February 27, 2009


                       Securities Act File No. 33-51308
                   Investment Company Act File No. 811-7142

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X /

                        Pre-Effective Amendment No. / /


                     Post-Effective Amendment No. 51 / X /


                                    and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X /


                             Amendment No. 53 /X /


                       (Check appropriate box or boxes)

                                   GE FUNDS
                                       .
              (Exact Name of Registrant as Specified in Charter)

                              3001 Summer Street
                          Stamford, Connecticut 06905
                                       .
               (Address of Principal Executive Office)(Zip Code)

      Registrant's Telephone Number, including Area Code: (203) 326-4040

                           Jeanne M. La Porta, Esq.
                 Senior Vice President, Deputy General Counsel
                       GE Asset Management Incorporated
                              3001 Summer Street
                          Stamford, Connecticut 06905
                                       .
                    (Name and Address of Agent for Service)

                                  Copies to:

                              David Hearth, Esq.
                     Paul, Hastings, Janofsky & Walker LLP
                        55 Second Street, 24/th/ Floor
                        San Francisco, California 94105

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):


immediately upon filing pursuant to paragraph (b) of Rule 485
-------------------------------------------------------------                                                         ---
on (date) pursuant to paragraph (b) of Rule 485......................................................................
                                                                                                                      ---
60 days after filing pursuant to paragraph (a)(1) of Rule 485on May 1, 2009 pursuant to paragraph (a)(1) of Rule 485.   X
                                                                                                                      ---
75 days after filing pursuant to paragraph (a)(2) of Rule 485........................................................ _ _
                                                                                                                      ---
on (date) pursuant to paragraph (a)(2) of Rule 485...................................................................  __


If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.. ___

GE International Fixed Income Fund and GE Small-Cap Growth Equity Fund, series of Registrant (the shares of) which are not currently being offered to the public, remain registered and unaffected by this post-effective amendment.

GE Funds

Prospectus


May 1, 2009


--------------------------------------------------------------------------------

Equity Funds

GE U.S. Equity Fund

GE Core Value Equity Fund

GE Premier Growth Equity Fund

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Emerging Markets Equity Fund

--------------------------------------------------------------------------------

Income Funds

GE Fixed Income Fund

GE Government Securities Fund

GE Short-Term Government Fund

GE Tax-Exempt Fund

GE High Yield Fund

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Asset Allocation Funds

GE Total Return Fund (formerly GE Strategic Investment Fund)

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Money Market Funds

GE Money Market Fund

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Like all mutual funds, the GE Funds' shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]
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Contents

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GE Funds

Prospectus

      Equity Funds                                                    3
      ------------                                                    --
      GE U.S. Equity Fund............................................  4
                                                                      --
      GE Core Value Equity Fund......................................  6
                                                                      --
      GE Premier Growth Equity Fund..................................  8
                                                                      --
      GE Small-Cap Equity Fund....................................... 10
                                                                      --
      GE Global Equity Fund.......................................... 12
                                                                      --
      GE International Equity Fund................................... 14
                                                                      --
      GE Emerging Markets Equity Fund................................ 16
                                                                      --
      Income Funds................................................... 17
                                                                      --
      GE Fixed Income Fund........................................... 18
                                                                      --
      GE Government Securities Fund.................................. 20
                                                                      --
      GE Short-Term Government Fund.................................. 22
                                                                      --
      GE Tax-Exempt Fund............................................. 24
                                                                      --
      GE High Yield Fund............................................. 26
                                                                      --
      Asset Allocation Funds......................................... 27
                                                                      --
      GE Total Return Fund........................................... 28
                                                                      --
      Money Market Funds............................................. 31
                                                                      --
      GE Money Market Fund........................................... 32
                                                                      --
      Fund Expenses.................................................. 34
                                                                      --
      More on Strategies, Risks and Disclosure of Portfolio Holdings. 42
                                                                      --
      Important Definitions.......................................... 42
                                                                      --
      More on Investment Strategies.................................. 48
                                                                      --
      More on Risks.................................................. 54
                                                                      --
      Disclosure of Portfolio Holdings............................... 60
                                                                      --
      About the Investment Adviser................................... 61
                                                                      --
      Investment Adviser and Administrator........................... 61
                                                                      --
      Board of Trustee's Approval of Investment Advisory Agreements.. 62
                                                                      --

            About the Funds' Portfolio Managers                 63
            -----------------------------------                 --
            About the Sub-Advisers............................. 68
                                                                --
            How to Invest...................................... 71
                                                                --
            How to Buy Shares.................................. 71
                                                                --
            Choosing a Share Class............................. 75
                                                                --
            How to Redeem Shares............................... 83
                                                                --
            How to Exchange Shares............................. 85
                                                                --
            When We Receive Your Transaction Order............. 86
                                                                --
            Distribution and Shareholder Service Fees.......... 86
                                                                --
            Networking and Sub-Transfer Agency Fees............ 87
                                                                --
            Other Compensation Arrangements.................... 87
                                                                --
            Disruptive Trading Policy.......................... 88
                                                                --
            Redemption Fees.................................... 90
                                                                --
            Dividends, Capital Gains and Other Tax Information. 92
                                                                --
            Taxes.............................................. 93
                                                                --
            Distributions from GE Tax Exempt Fund.............. 93
                                                                --
            Taxes on Transactions.............................. 93
                                                                --
            Tax Statement...................................... 93
                                                                --
            Backup Withholding................................. 93
                                                                --
            Calculating Share Value............................ 94
                                                                --
            Financial Highlights............................... 97
                                                                --


Additional information regarding the GE Funds (each a "Fund" and collectively the "Funds") is contained in the Statement of Additional Information (SAI) dated May 1, 2009, which is incorporated by reference into (legally forms a part of) this Prospectus.

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                     [This page intentionally left blank.]

                            Equity Funds.   GE Funds
                                          Prospectus

--------------------------------------------------------------------------------

An investment in a GE Equity Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Equity Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Equity Fund?

GE Equity Funds may be appropriate for your investment portfolio if you:

[_] have a long-term investment goal

[_] are willing to accept higher short-term risk for potential long-term returns

[_] want to diversify a portfolio composed mostly of other types of investments

GE Equity Funds may not be appropriate if you want:

[_] to avoid potentially significant changes in the value of your investment

[_] a short-term investment

[_] regular income

Equity funds generally invest in equity securities. Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.

For a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

GE Funds

Prospectus

Equity Funds

--------------------------------------------------------------------------------

GE U.S. Equity Fund

--------------------------------------------------------------------------------

Investment Objective: Long term growth of capital

The Strategy

GE U.S. Equity Fund invests at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

The portfolio managers use a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500 Index/SM/ (S&P 500(R) Index), including average market capitalization and dividend yield potential. Stock selection is key to the performance of the Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

[_] attractive valuations

[_] financial strength

[_] high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (growth investing risk and value investing risk). To the extent that the portfolio managers invest in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 13.96% for the quarter ended June 30, 2003. The lowest return before taxes for a quarter was -23.71% for the quarter ended December 31, 2008.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500(R) Index. The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Class A Shares/1/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                       Since
                                                                           1 Year  5 Years 10 Years Inception/2/
                                                                           ------  ------- -------- -----------
GE U.S. Equity Fund
                                                                                                       -----
Class A Shares/1/
                                                                                                       -----
       Return Before Taxes................................................ -39.65%  -3.58%  -1.12%      6.34%
                                                                                                       -----
       Return After Taxes on Distributions/3/............................. -39.92%  -4.50%  -2.04%      5.03%
                                                                                                       -----
       Return After Taxes on Distributions and Sale of Fund Shares/3/..... -25.45%  -2.72%  -0.89%      5.29%
                                                                                                       -----
Return Before Taxes
                                                                                                       -----
       Class B............................................................ -38.96%  -3.16%  -0.98%      6.07%
                                                                                                       -----
       Class C............................................................ -37.09%  -3.16%     --      -1.98%
                                                                                                       -----
       Class Y............................................................ -35.81%  -2.18%  -0.28%      6.65%
                                                                                                       -----
   S&P 500(R) Index/4/.................................................... -37.00%  -2.19%  -1.39%      6.61%
                                                                                                       -----

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management Incorporated (GE Asset Management) may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.
/2/  Inception date: Class A - 2/22/93; Class B - 12/22/93; Class C - 9/30/99;
     Class Y - 11/29/93.

/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4/ The returns of the S&P 500(R) Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500(R) Index are calculated from the month end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

--------------------------------------------------------------------------------

GE Core Value Equity Fund

--------------------------------------------------------------------------------

Investment Objective: Long-term growth of capital and future income

The Strategy

GE Core Value Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances.

The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. The portfolio manager employs a relative value approach to identify companies across all economic sectors which are undervalued relative to the market, their peers, their historical valuation or their growth rate. This approach results in a portfolio more broadly diversified across economic sectors and contrasts with other value investing approaches that focus on low absolute valuations and often result in a portfolio concentrated in fewer sectors. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

[_] low valuations in relation to their peers and the overall market

[_] the potential for long-term earnings growth

[_] above-average dividend yields

[_] strong management

[_] financial strength

[_] attractive upside potential and limited downside risk

[_] a catalyst such as changing industry fundamentals, introduction of a new product, a company restructuring, or a change in management.

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (value investing risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 13.78% for the quarter ended June 30, 2003. The lowest return before taxes for a quarter was -21.47% for the quarter ended December 31, 2008.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500(R) Index. The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Class A Shares/1/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                          Since
                                                                               1 Year 5 Years 10 Years Inception/2/
                                                                               ------ ------- -------- -----------
GE Core Value Equity Fund
Class A Shares/1/
       Return Before Taxes................................................ -37.09%     -1.75%   0.01%      6.50%
       Return After Taxes on Distributions/3/............................. -37.37%     -2.99%  -0.93%      4.81%
       Return After Taxes on Distributions and Sale of Fund Shares/3/..... -23.76%     -1.15%   0.09%      5.20%
Return Before Taxes
       Class B............................................................ -36.26%     -1.29%   0.01%      6.55%
       Class C............................................................ -34.34%     -1.29%     --      -0.74%
       Class Y............................................................ -33.04%     -0.14%   0.97%      2.91%
   S&P 500(R) Index/4/.................................................... -37.00%     -2.19%  -1.39%      6.42%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.
/2/  Inception date: Class A and B - 9/8/93; Class C - 9/30/99; Class Y -
     1/5/98.

/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4/ The returns of the S&P 500(R) Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500(R) Index are calculated from the month end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

--------------------------------------------------------------------------------

GE Premier Growth Equity Fund

--------------------------------------------------------------------------------

Investment Objective: Long-term growth of capital and future income rather than current income

The Strategy

GE Premier Growth Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances.

The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

[_] above-average annual growth rates

[_] financial strength

[_] leadership in their respective industries

[_] high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, diversification risk and style risk (growth investing risk and mid-cap company risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 20.99% for the quarter ended December 31, 1999. The lowest return before taxes for a quarter was -27.30% for the quarter ended December 31, 2008.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500(R) Index. The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Class A Shares/1/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                          Since
                                                                               1 Year 5 Years 10 Years Inception/2/
                                                                               ------ ------- -------- -----------
GE Premier Growth Equity Fund
                                                                                                          -----
Class A Shares/1/
                                                                                                          -----
       Return Before Taxes................................................ -40.05%     -5.89%  -1.43%      3.33%
                                                                                                          -----
       Return After Taxes on Distributions/3/............................. -40.78%     -6.86%  -2.18%      2.56%
                                                                                                          -----
       Return After Taxes on Distributions and Sale of Fund Shares/3/..... -25.12%     -4.62%  -1.07%      2.97%
                                                                                                          -----
Return Before Taxes
                                                                                                          -----
       Class B............................................................ -39.20%     -5.48%  -1.29%      3.46%
                                                                                                          -----
       Class C............................................................ -37.43%     -5.48%     --      -2.87%
                                                                                                          -----
       Class Y............................................................ -36.25%     -4.53%  -0.60%      4.10%
                                                                                                          -----
   S&P 500(R) Index/4/.................................................... -37.00%     -2.19%  -1.39%      3.39%
                                                                                                          -----

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.
/2/  Inception date: Class A, B and Y - 12/31/96; Class C - 9/30/99.

/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4/ The returns of the S&P 500(R) Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500(R) Index are calculated from the month-end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

--------------------------------------------------------------------------------

GE Small-Cap Equity Fund

--------------------------------------------------------------------------------

Investment Objective: Long-term growth of capital

The Strategy

GE Small-Cap Equity Fund invests at least 80% of its net assets in equity securities of small-cap companies under normal circumstances.

The Fund uses a multi-sub-adviser investment strategy that combines both growth and value investment management styles. As a result, this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000(R) Index (Russell 2000 Index)*. As of December 31, 2008 the market capitalization of companies in the Russell 2000 Index ranged from $7.0 million to $3.28 billion**. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

[_] high quality management

[_] attractive products or services

[_] appropriate capital structure

[_] strong competitive positions in their industries

[_] management focused on generating shareholder value

In addition, the portfolio managers of a sub-adviser with a value management style generally will seek to identify securities of companies with characteristics such as attractive valuation, while portfolio managers of a sub-adviser with a growth management style generally will seek to identify securities of companies with strong growth potential.

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund's small-cap range, debt securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

Prior to October 1, 2008, the Fund was managed by a single sub-adviser with a core investment management style.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (small-cap company risk, growth investing risk and value investing risk). To the extent that the portfolio managers invest in foreign securities, debt securities or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk, credit risk and initial public offerings risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

* Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management's presentation thereof.

** The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is reconstituted annually by the Russell Investment Group to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The capitalization range of the Russell 2000 Index, however, may change significantly intra-year due to changes in the market capitalization of securities held in the Russell 2000 Index.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 22.64% for the quarter ended June 30, 1999. The lowest return before taxes for a quarter was -27.95% for the quarter ended December 31, 2008.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Russell 2000 Index. The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns/1/

Class A Shares/2/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns/1/

(as of December 31, 2008)

                                                                                                           Since
                                                                           1 Year      5 Years 10 Years Inception/3/
                                                                           ------  -   ------- -------- -----------
GE Small-Cap Equity Fund
Class A Shares/2/
       Return Before Taxes................................................ -41.34%    -3.20%     3.53%     5.32%
       Return After Taxes on Distributions/4/............................. -42.40%    -5.34%     1.24%     3.02%
       Return After Taxes on Distributions and Sale of Fund Shares/4/..... -25.62%    -2.54%     2.41%     3.98%
Return Before Taxes
       Class B............................................................ -40.28%    -2.75%     3.68%     5.46%
       Class C............................................................ -38.76%    -2.78%       --      3.51%
       Class Y............................................................ -37.49%    -1.77%     4.42%     6.20%
   Russell 2000 Index/5/.................................................. -33.79%    -0.94%     3.04%     4.50%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Palisade Capital Management L.L.C. was the Fund's sole sub-adviser prior to October 1, 2008.

/2/ Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.
/3/  Inception date: Class A, B and Y - 9/30/98; Class C - 9/30/99.

/4/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/5/ The returns of the Russell 2000 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the Russell 2000 Index are calculated from the month-end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

--------------------------------------------------------------------------------

GE Global Equity Fund

--------------------------------------------------------------------------------

Investment Objective: Long-term growth of capital

The Strategy

GE Global Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances.

The Fund invests in companies in developed and developing countries, including the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund's assets are invested primarily in countries included in the Morgan Stanley Capital International/SM/ (MSCI(R)) World Index (MSCIW Index) and in no fewer than three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

[_] low prices relative to their long-term cash earnings potential

[_] potential for significant improvement in the company's business

[_] financial strength

[_] sufficient liquidity

The Fund also may invest to a lesser extent in debt securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (growth investing risk and mid-cap company risk), and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 21.27% for the quarter ended December 31, 1999. The lowest return before taxes for a quarter was -24.38% for the quarter ended December 31, 2008.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the MSCIW Index. The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Class A Shares/1/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                       Since
                                                                           1 Year  5 Years 10 Years Inception/2/
                                                                           ------  ------- -------- -----------
GE Global Equity Fund
Class A Shares/1/
       Return Before Taxes................................................ -46.78%  -0.84%  -0.02%      4.51%
       Return After Taxes on Distributions/3/............................. -47.31%  -1.43%  -0.85%      3.49%
       Return After Taxes on Distributions and Sale of Fund Shares/3/..... -29.75%  -0.51%   0.00%      3.73%
Return Before Taxes
       Class B............................................................ -46.11%  -0.42%   0.13%      3.45%
       Class C............................................................ -44.51%  -0.44%     --      -1.30%
       Class Y............................................................ -43.41%   0.58%   0.83%      4.38%
   MSCIW Index/4/......................................................... -40.71%  -0.51%  -0.65%      5.45%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.
/2  /Inception date: Class A - 2/22/93; Class B - 12/22/93; Class C - 9/30/99;
    Class Y - 11/29/93.

/3 /After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4/ The returns of the MSCIW Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the MSCIW Index are calculated from the month end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

--------------------------------------------------------------------------------

GE International Equity Fund

--------------------------------------------------------------------------------

Investment Objective: Long-term growth of capital

The Strategy

GE International Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances.

The Fund invests primarily in companies in developed and developing countries outside the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund's assets are invested in foreign securities of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

[_] low valuation relative to their long-term cash earnings growth potential

[_] potential for significant improvement in the company's business

[_] financial strength

[_] sufficient liquidity

The Fund also may invest to a lesser extent in debt securities and may invest in securities of companies located in the United States. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (mid-cap company risk and growth investing risk), and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 21.52% for the quarter ended December 31, 1999. The lowest return before taxes for a quarter was -23.13% for the quarter ended December 31, 2008.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International/SM/ Europe, Australasia and Far East (MSCI(R)EAFE(R)) Index (MSCI EAFE Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Class A Shares/1/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                           Since
                                                                           1 Year  5 Years     10 Years Inception/2/
                                                                           ------  ------- -   -------- -----------
GE International Equity Fund
Class A Shares/1/
       Return Before Taxes................................................ -48.09%  1.54%      -0.59%       2.37%
       Return After Taxes on Distributions/3/............................. -49.38%  0.74%      -1.29%       1.40%
       Return After Taxes on Distributions and Sale of Fund Shares/3/..... -29.24%  1.71%      -0.35%       1.93%
Return Before Taxes
       Class B............................................................ -47.10%  1.99%      -0.48%       2.48%
       Class C............................................................ -45.81%  2.00%          --      -1.49%
       Class Y............................................................ -44.78%  3.06%       0.25%       3.07%
   MSCI EAFE Index/4/..................................................... -43.38%  1.66%       0.78%       3.00%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.
/2/  Inception date: Class A, B and Y - 3/2/94; Class C - 9/30/99.

/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4/ The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the MSCI EAFE Index are calculated from the month end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

--------------------------------------------------------------------------------

GE Emerging Markets Equity Fund

--------------------------------------------------------------------------------

Investment Objective: Long-term growth of capital.

The Strategy

GE Emerging Markets Equity Fund invests at least 80% of its net assets in equity securities of issuers that are located in emerging market countries under normal circumstances.

The portfolio managers focus on companies whose security valuation they believe do not fully reflect the long-term growth potential of the company. Under normal circumstances, the Fund's assets are invested in foreign securities of companies representing at least three different countries.

The portfolio managers consider the following factors in determining whether an issuer is located in an emerging market country: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues or profits.

An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

The portfolio managers seek to identify securities of companies with characteristics such as:

[_] low valuation relative to their long-term cash earnings growth potential

[_] potential for significant improvement in the company's business

[_] financial strength

[_] sufficient liquidity

The Fund may also invest to a lesser extent in securities of companies located in countries other than emerging market countries (including the United States) and in debt securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, emerging markets risk and style risk (mid-cap company risk and small-cap company risk). To the extent that the portfolio managers invest in debt securities, the Fund would be subject to bond market risk, interest rate risk and credit risk. The Fund may also invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

No performance figures are shown because the Fund has no operating history as of the date of this Prospectus, and is not currently being offered to investors.

                                    Income.
                                    Funds..

--------------------------------------------------------------------------------

An investment in a GE Income Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Income Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Income Fund?

GE Income Funds may be appropriate for your investment portfolio if you:

[_] seek regular income

[_] seek lower potential volatility than equity funds over the long term

[_] want to diversify a portfolio composed mostly of equity investments

GE Tax-Exempt Fund may be appropriate for your investment portfolio if you:

[_] are in a high tax bracket

[_] want income that is exempt from federal income tax

GE Income Funds may not be appropriate if you want:

[_] potential for high capital appreciation

[_] an investment that seeks to maintain a stable share price

Income funds generally invest in debt securities. Holders of debt securities typically have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest. Income funds provide regular income and some provide federally tax-exempt income.

For a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

GE Funds

Prospectus

Income Funds

--------------------------------------------------------------------------------

GE Fixed

Income

Fund

--------------------------------------------------------------------------------

Investment Objective: Maximum income consistent with prudent investment management and the preservation of capital

The Strategy

GE Fixed Income Fund invests at least 80% of its net assets in debt securities under normal circumstances.

The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government securities are bank-issued debt instruments that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government.

The portfolio managers seek to identify debt securities with characteristics such as:

[_] attractive yields and prices

[_] the potential for capital appreciation

[_] reasonable credit quality

The Fund also may invest to a lesser extent in asset-backed securities, high yield securities (also known as "junk bonds") and foreign debt securities. The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, prepayment risk and mortgage-backed securities risk. To the extent that the portfolio managers invest in asset-backed securities, foreign debt securities, high yield securities and companies that are located in developing countries outside the United States, the Fund would be subject to asset-backed securities risk, foreign exposure risk, high yield securities risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund's performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to "More on Strategies, Risks and Disclosures of Portfolio Holdings -- More on Risks" later in this Prospectus.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 4.33% for the quarter ended September 30, 2001. The lowest return before taxes for a quarter was -2.56% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Class A Shares/1/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                             Since
                                                                           1 Year     5 Years 10 Years    Inception/2/
                                                                           ------ -   ------- --------    -----------
GE Fixed Income Fund
Class A Shares/1/
       Return Before Taxes................................................ -5.46%     1.87%   3.76%         4.78%
       Return After Taxes on Distributions/3/............................. -6.81%     0.25%   1.89%         2.71%
       Return After Taxes on Distributions and Sale of Fund Shares/3/..... -3.54%     0.67%   2.08%         2.80%
Return Before Taxes
       Class B............................................................ -4.86%     2.00%   3.75%         4.72%
       Class C............................................................ -2.96%     2.00%     --          3.97%
       Class Y............................................................ -1.12%     3.02%   4.47%         5.27%
   Barclays Capital U.S. Aggregate Bond Index/4/..........................  5.24%     4.65%   5.63%         6.22%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1 /Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.
/2/  Inception date: Class A - 2/22/93; Class B - 12/22/93; Class C - 9/30/99;
     Class Y - 11/29/93.

/3 /After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4 /The returns of the Barclays Capital U.S. Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the Barclays Capital U.S. Aggregate Bond Index are calculated from the month end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

--------------------------------------------------------------------------------

GE Government Securities Fund

--------------------------------------------------------------------------------

Investment Objective: High level of current income consistent with safety of principal

The Strategy

GE Government Securities Fund invests at least 80% of its net assets in U.S. Government securities under normal circumstances.

The Fund's investments may also include mortgage-backed securities with remaining maturities of one year or more. The Fund normally has an average duration of approximately three to six years.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government securities are bank-issued debt instruments that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government.

The Fund invests in securities issued by the:

[_] U.S. Treasury

[_] Government National Mortgage Association (Ginnie Mae)

[_] Federal National Mortgage Association (Fannie Mae)

[_] Federal Home Loan Mortgage Corporation (Freddie Mac)

[_] other U.S. Government agencies and instrumentalities

No more than 20% of the Fund's assets may be invested in debt securities rated A or lower by Moody's or S&P or comparably rated by another nationally recognized statistical rating organization, and no more than 10% of the Fund's assets may be invested in debt securities rated Baa by Moody's or BBB by S&P or comparably rated by another nationally recognized statistical rating organization.

The portfolio managers seek to identify debt securities with characteristics such as:

[_] attractive yields and prices

[_] the potential for capital appreciation

[_] reasonable credit quality

The Fund also may invest to a lesser extent in a variety of debt securities including corporate debt securities, asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, prepayment risk and mortgage-backed securities risk. To the extent that the portfolio managers invest in asset-backed securities and foreign securities, the Fund also would be subject to asset-backed securities risk and foreign exposure risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The extreme conditions affecting the bond markets have meant that the yield on certain U.S. Government securities has been very low, and may continue to be very low. As a result, mutual funds, such as the Fund, that invest primarily in those U.S. Government securities may experience negative current yields and not achieve an investment objective of current income.

The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund's performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings -- More on Risks" later in this Prospectus.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class B's highest return before taxes for a quarter was 7.00% for the quarter ended December 31, 2008. The lowest return before taxes for a quarter was -3.22% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class B Shares

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                         Since
                                                                          1 Year     5 Years 10 Years Inception/1/
                                                                          ------ -   ------- -------- -----------
GE Government Securities Fund
Class B Shares
       Return Before Taxes...............................................  6.67%     4.22%     4.66%       --
       Return After Taxes on Distribution/2/.............................  5.64%     3.22%     3.19%       --
       Return After Taxes on Distribution and Sale of Fund Shares/2/.....  4.30%     3.00%     3.06%       --
Return Before Taxes
       Class A/3/........................................................  5.76%     4.10%     4.81%     4.72%
       Class C...........................................................  8.61%     4.27%       --      5.24%
   Barclays Capital U.S. Government Bond Index/4/........................ 12.39%     6.06%     6.16%     6.36%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1 /Inception date: Class A - 9/8/93; Class B - 4/22/87 (inception date of predecessor fund which merged into GE Government Securities Fund on 9/25/97); Class C - 9/30/99.

/2 /After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other share classes will vary.

/3 /Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

/4/ The returns of the Barclays Capital U.S. Government Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the Barclays Capital U.S. Government Bond Index are calculated from the month end nearest Class B shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

--------------------------------------------------------------------------------

GE Short-Term Government Fund

--------------------------------------------------------------------------------

Investment Objective: High level of income consistent with prudent investment management and the preservation of capital

The Strategy

GE Short-Term Government Fund invests at least 80% of its net assets in U.S. Government securities under normal circumstances.

The Fund's investments may also include mortgage-backed securities and repurchase agreements secured by U.S. Government securities. The Fund normally has a weighted average maturity of not more than three years.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government securities are bank-issued debt instruments that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government.

The Fund invests in securities issued or secured by the:

[_] U.S. Treasury

[_] Government National Mortgage Association (Ginnie Mae)

[_] Federal National Mortgage Association (Fannie Mae)

[_] Federal Home Loan Mortgage Corporation (Freddie Mac)

[_] other U.S. Government agencies and instrumentalities

The portfolio manager seeks to identify debt securities with characteristics such as:

[_] attractive yields and prices

[_] the potential for capital appreciation

[_] reasonable credit quality

The Fund also may invest to a lesser extent in a variety of debt securities, including corporate bonds, privately issued mortgage-backed securities, asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, prepayment risk, mortgage-backed securities risk and repurchase agreements risk. To the extent that the Fund invests in foreign securities and asset backed securities, the Fund would be subject to foreign exposure risk and asset- backed securities risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The extreme conditions affecting the bond markets have meant that the yield on certain U.S. Government securities has been very low, and may continue to be very low. As a result, mutual funds, such as the Fund, that invest primarily in those U.S. Government securities may experience negative current yields and not achieve an investment objective of current income.

The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund's performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings -- More on Risks" later in this Prospectus.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 3.60% for the quarter ended September 30, 2001. The lowest return before taxes for a quarter was -1.13% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Barclays Capital 1-3 Year Government Bond Index (formerly Lehman Brothers 1-3 Year Government Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Class A Shares/1/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                          Since
                                                                           1 Year     5 Years 10 Years Inception/2/
                                                                           ------ -   ------- -------- -----------
GE Short-Term Government Fund
Class A Shares/1/
       Return Before Taxes................................................  2.38%     2.71%     3.94%     4.50%
       Return After Taxes on Distributions/3/.............................  1.23%     1.33%     2.27%     2.61%
       Return After Taxes on Distributions and Sale of Fund Shares/3/.....  1.53%     1.49%     2.34%     2.66%
Return Before Taxes
       Class B............................................................  1.29%     2.62%     3.82%     4.42%
       Class C............................................................  3.21%     2.46%       --      3.53%
       Class Y............................................................  5.28%     3.51%     4.44%     4.93%
   Barclays Capital 1-3 Year Government Bond Index/4/.....................  6.66%     4.11%     4.80%     5.25%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.
/2  /Inception date: Class A, B and Y - 3/2/94; Class C - 9/30/99.

/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4/ The returns of the Barclays Capital 1-3 Year Government Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the Barclays Capital 1-3 Year Government Bond Index are calculated from the month end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

--------------------------------------------------------------------------------

GE Tax-Exempt Fund

--------------------------------------------------------------------------------

Investment Objective: As high a level of income exempt from federal income taxation as is consistent with preservation of capital

The Strategy

GE Tax-Exempt Fund invests primarily in investment-grade municipal obligations. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund's income is exempt from both regular federal income taxes and the federal alternative minimum tax.

The Fund generally will have an effective duration of 75% to 125% of the duration of the Barclays Capital 10-Year Municipal Bond Index. As of December 31, 2008, the effective duration of the Barclays Capital 10-Year Municipal Bond Index was 7.50 years.

The portfolio manager seeks to identify municipal obligations with characteristics such as:

[_] attractive yields and prices

[_] the potential for income generation

[_] the potential for capital appreciation

[_] reasonable credit quality

The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's policy that at least 80% of its income be exempt from both regular federal income taxes and the federal alternative minimum tax may be changed only by shareholder vote.

The Risks

The principal risks of investing in the Fund are municipal obligations risk, bond market risk, interest rate risk and credit risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund's income may be subject to state and local taxes. Capital gains, if any, will be subject to tax.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 4.67% for the quarter ended September 30, 2002. The lowest return before taxes for a quarter was -2.56% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Barclays Capital 10-Year Municipal Bond Index (formerly Lehman Brothers 10-Year Municipal Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares/1/

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                          Since
                                                                           1 Year     5 Years 10 Years Inception/2/
                                                                           ------ -   ------- -------- -----------
GE Tax-Exempt Fund
Class A Shares/1/
       Return Before Taxes................................................ -4.22%     0.97%     3.01%     3.83%
       Return After Taxes on Distributions/3/............................. -4.24%     0.94%     2.98%     3.77%
       Return After Taxes on Distributions and Sale of Fund Shares/3/..... -1.52%     1.35%     3.12%     3.84%
Return Before Taxes
       Class B............................................................ -3.59%     1.09%     2.86%     3.90%
       Class C............................................................ -1.67%     1.07%       --      3.20%
       Class Y............................................................            2.12%               4.37%
                                                                            0.35%       /5/     4.15%         /5/
   Barclays Capital 10-Year Municipal Bond Index/4/.......................  1.52%     3.47%     4.68%     5.30%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.
/2/  Inception date: Class A and B - 9/8/93; Class C - 9/30/99; Class
     Y - 9/26/97.

/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4/ The returns of the Barclays Capital 10-Year Municipal Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the Barclays Capital 10-Year Municipal Bond Index are calculated from the month end nearest Class A shares' inception date.

/5/ The Fund recorded an accounting adjustment for 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y shares would have been lower.

Tax Exempt Investing. Tax-exempt investing usually benefits investors in higher tax brackets.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income

Funds

--------------------------------------------------------------------------------

GE High Yield Fund

--------------------------------------------------------------------------------

Investment Objective: Above-average total return over a market cycle of three to five years.

The Strategy

GE High Yield Fund invests at least 80% of its net assets in high yield securities (including bonds rated below investment grade, sometimes called "junk bonds"). The portfolio managers will not sell a particular security solely because it is no longer classified as high yield. The Fund may also invest in U.S. Government securities, mortgage-backed securities, bank loans (including loans rated below investment grade), investment grade securities, agency securities (securities that are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency), and short-term fixed income securities, such as certificates of deposit, treasury bills and commercial paper.

The Fund seeks to achieve its objective of total return, which includes both income and growth of capital, primarily by earning a high rate of current income. The Fund may also seek capital growth opportunities when consistent with its objective. The Fund's weighted average maturity will generally be greater than five years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio management team uses analyses of economic and industry trends to determine the portfolio mix of "core" holdings and "opportunistic" holdings. A rigorous process utilizing fundamental, bottoms-up credit research underlies selection of each individual security holding. Individual securities are selected and monitored by an experienced team of fixed income portfolio managers and credit analysts who specialize in high yield corporate bonds. The team relies on the in-depth, fundamental analysis to uncover opportunities in undervalued issues.

The Fund also may invest to a lesser extent in foreign debt securities, including high yield securities of foreign issuers and emerging market securities. The Fund also may use derivative instruments to pursue its portfolio strategy. The portfolio management team may use various investment techniques, such as interest rate, currency, index and credit default swaps, to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's 80% investment policy may be changed by the Trustees on 60 days' notice to shareholders.

--------------------------------------------------------------------------------

The Risks

The principal risk of investing in the Fund is high yield securities risk. The Fund is also subject to bond market risk, interest rate risk, credit risk, prepayment risk, mortgage-backed securities risk, bank loan risk and style risk (high yield investing risk). To the extent that the Fund invests in foreign debt securities, the Fund would be subject to foreign exposure risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

Because the Fund invests primarily in high yield securities that are considered more speculative than other fixed income securities, investment in the Fund may not be suitable for all investors.

The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund's performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings -- More on Risks" later in this Prospectus.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

No performance figures are shown because the Fund has no operating history as of the date of this Prospectus, and is not currently being offered to investors.

                                  Asset......
                                  Allocation.
                                  Funds......

--------------------------------------------------------------------------------

An investment in a GE Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Asset Allocation Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in the GE Total Return Fund?

The GE Total Return Fund may be appropriate for your investment portfolio if you:

[_] seek both capital appreciation and current income

[_] want a single diversified investment

The GE Total Return Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. It provides an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same level of diversification by buying individual GE Equity, Income and Money Market Funds, the GE Total Return Fund presents a diversification alternative within one fund. An investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

For a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

GE Funds

Prospectus

Asset Allocation Funds

--------------------------------------------------------------------------------

GE Total

Return Fund

--------------------------------------------------------------------------------

Investment Objective: Maximum total return

The Strategy

GE Total Return Fund (formerly GE Strategic Investment Fund) invests primarily in a combination of equity securities, investment-grade debt securities and cash. The Fund's asset allocation process utilizes information from GE Asset Management's Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. and foreign equity and debt securities, and cash based on the relative attractiveness of the asset classes.

The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. The Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

[_] strong earnings growth

[_] favorable valuation

[_] attractive prices

[_] a presence in successful industries

[_] high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

[_] attractive yields and prices

[_] the potential for capital appreciation

[_] reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The Fund may also invest to a lesser extent in high yield securities (also known as "junk bonds"). The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, style risk (mid-cap company risk, growth investing risk and value investing risk), foreign exposure risk, bond market risk, interest rate risk, credit risk, municipal obligations risk and prepayment risk. To the extent the portfolio managers invest in high yield securities and equity securities of companies that are located in developing countries outside the United States, the Fund would be subject to high yield securities risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund's cash position typically has less total return potential over time than the Fund's other asset classes but at times may be relatively more attractive.

The Fund's asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund's performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings -- More on Risks" later in this Prospectus.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges. If it did, the Fund's total returns would have been lower. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 12.15% for the quarter ended June 30, 2003. The lowest return before taxes for a quarter was -16.91% for the quarter ended December 31, 2008.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the return of the S&P 500(R) Index and the return of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. The table (other than "Return After Taxes on Distributions") assumes that you sold your shares at the end of each period.

The table does not provide performance information for Class R shares because Class R shares are new (inception date January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Class A Shares/1 /

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                                                                           Since
                                                                           1 Year      5 Years 10 Years Inception/2/
                                                                           ------  -   ------- -------- -----------
GE Total Return Fund
Class A Shares/1/
       Return Before Taxes................................................ -34.62%    -1.46%     1.48%     5.87%
       Return After Taxes on Distributions/3/............................. -35.58%    -2.82%     0.11%     4.41%
       Return After Taxes on Distributions and Sale of Fund Shares/3/..... -21.49%    -1.20%     0.96%     4.65%
Return Before Taxes
       Class B............................................................ -33.67%    -1.02%     1.63%     5.73%
       Class C............................................................ -31.80%    -1.04%       --      1.14%
       Class Y............................................................ -30.48%     0.09%     2.41%     6.39%
   S&P 500(R) Index/4/.................................................... -37.00%    -2.19%    -1.39%     6.61%
   Barclays Capital U.S. Aggregate Bond Index/4/..........................   5.24%     4.65%     5.63%     6.22%

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

/1/ Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.
/2/  Inception date: Class A - 2/22/93; Class B - 12/22/93; Class C - 9/30/99;
     Class Y - 11/29/93.

/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

/4/ The returns of the S&P 500(R) Index and Barclays Capital U.S. Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500(R) Index and Barclays Capital U.S. Aggregate Bond Index are calculated from the month end nearest Class A shares' inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

--------------------------------------------------------------------------------

                     [This page intentionally left blank.]

                                    Money..
                                    Market.
                                    Funds..

--------------------------------------------------------------------------------

Who may want to invest in the GE Money Market Fund?

The GE Money Market Fund may be appropriate for your portfolio if you:

[_] want an investment seeking modest but regular income, compared with other investments

[_] are investing for a short period of time

[_] want an investment that seeks to maintain a stable share price

The GE Money Market Fund may not be appropriate if you:

[_] want a potentially higher rate of income

[_] want a long-term investment

[_] seek capital appreciation

The GE Money Market Fund invests in short-term, high quality money market instruments. The GE Money Market Fund seeks to provide stability of principal and regular income. The income provided by the GE Money Market Fund varies with interest rate movements.

For a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

GE Funds

Prospectus

Money Market

Funds

--------------------------------------------------------------------------------

GE Money Market Fund

--------------------------------------------------------------------------------

Investment Objective: High level of current income consistent with the preservation of capital and maintenance of liquidity

The Strategy

GE Money Market Fund invests primarily in short-term, U.S. dollar denominated money market instruments. The Fund's investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government securities are bank-issued debt instruments that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government.

The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with remaining maturities of up to 13 months and limits the weighted average maturity of the Fund's portfolio to 90 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry.

All of the Fund's assets must be rated in the two highest short-term rating categories (or their unrated equivalents), and at least 95% of its assets must be rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization. Additional information about the money market instruments in which the Fund may invest, including rating categories, is contained in the SAI.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, repurchase agreements risk, asset-backed securities risk and foreign exposure risk. Changes in banking regulations or the economy can have a significant impact on the banking industry and, therefore, the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund's investments could cause the Fund's share price to decline below $1.00. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (U.S. Treasury Money Market Guarantee Program), and only as long as the Fund continues to participate in the Program. For more information about the U.S. Treasury Money Market Guarantee Program and the Fund's participation in the Program, please see "More on Risks -- U.S. Treasury Money Market Guarantee Program" later in this Prospectus and "Investment Strategies and Risks and Portfolio Holdings -- U.S. Treasury Money Market Guarantee Program" in the SAI.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in bold type, please refer to "More on Strategies, Risks and Disclosure of Portfolio Holdings" later in this Prospectus.

                                       *

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 1.56% for the quarter ended
December 31, 2000. The Fund's lowest return for a quarter was 0.17% for the quarter ended March 31, 2004. The Fund's seven day yield was 1.01% and the effective seven day yield was 1.01% as of December 31, 2008. "Effective yield" reflects the compounding effect of earnings on reinvested dividends.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the 90 Day Treasury Bill Rate (90 Day T-Bill). The table reflects the impact of the Fund's expenses. It assumes that you sold your shares at the end of each period.

The table does not provide performance information for the Institutional Class shares because the Institutional Class shares are new (inception date
January 29, 2008) and therefore do not have annual returns for a full calendar year.

Calendar Year Total Returns

Retail Class Shares

                            [GRAPHIC APPEARS HERE]

Average Annual Total Returns

(as of December 31, 2008)

                                                            Since
                                 1 Year 5 Years 10 Years Inception/1/
                                 ------ ------- -------- -----------
           GE Money Market Fund
                                                  ----      ----
              Retail Class......  2.31%  3.18%    3.28%     3.78%
                                                  ----      ----
           90 Day T-Bill/2 /....  1.39%  3.05%    3.21%     3.78%
                                                  ----      ----

Both the bar chart and table assume reinvestment of dividends and distributions. GE Asset Management may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund's total return would have been lower. As with all mutual funds, past performance is not an indication of future performance.
/1/  Inception date: Retail Class - 2/23/93; Institutional Class - 1/29/08.

/2 /The returns of the 90 Day T-Bill do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the 90 Day T-Bill are calculated from the month end nearest the Fund's inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

                              GE Funds...     Fund
                              Prospectus. Expenses

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                             GE     GE
                                                                                      GE    Core  Premier    GE       GE
Shareholder Fees                                                                     U.S.  Value  Growth  Small-Cap Global
(paid directly from your investment,                                                Equity Equity Equity   Equity   Equity
not reflected in share price)/1/                                                     Fund   Fund   Fund     Fund     Fund
------------------------------------                                                ------ ------ ------- --------- ------
Maximum Sales Charge (load) Imposed on Purchases of Shares (as a percentage of offering price):
Class A............................................................................  5.75%  5.75%  5.75%    5.75%    5.75%
Classes B, C, R and Y..............................................................  None   None   None     None     None
Retail Class and Institutional Class...............................................   N/A    N/A    N/A      N/A      N/A
                                                                                     ----   ----   ----     ----     ----
Maximum Sales Charge (load) Imposed on Reinvested Dividends (as a percentage of offering price):
All Classes........................................................................  None   None   None     None     None
                                                                                     ----   ----   ----     ----     ----
Maximum Contingent Deferred Sales Charge (as a percentage of redemption proceeds):
Class A/2/.........................................................................  None   None   None     None     None
Class B............................................................................   4.0%   4.0%   4.0%     4.0%     4.0%
Class C/3/.........................................................................   1.0%   1.0%   1.0%     1.0%     1.0%
Class R............................................................................  None   None   None     None     None
Class Y............................................................................  None   None   None     None     None
Retail Class and Institutional Class...............................................   N/A    N/A    N/A      N/A      N/A
                                                                                     ----   ----   ----     ----     ----
Redemption Fee (as a percentage of redemption proceeds):
All Classes (currently suspended)/4/...............................................  None   None   None     None      2.0%
                                                                                     ----   ----   ----     ----     ----
Exchange Fee:
All Classes (currently suspended)/4/...............................................  None   None   None     None      2.0%
                                                                                     ----   ----   ----     ----     ----

/1/ Certain broker-dealers and financial institutions also may charge their clients fees not reflected in the table above in connection with investments in the Funds.

/2/ A contingent deferred sales charge (CDSC) of 1% applies on redemptions of Class A shares made within one year following purchases of $1 million or more and made without an initial sales charge. However, a CDSC does not apply to investors purchasing $1 million or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. See "How to Invest -- Choosing a Share Class" later in this Prospectus.

/3/ Class C shares are subject to a 1% CDSC for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

--------------------------------------------------------------------------------

                                 GE                                             GE            GE
                              Emerging   GE       GE     GE Short-             High    GE   Money
                              Markets  Fixed  Government    Term        GE     Yield Total  Market
                               Equity  Income Securities Government Tax-Exempt Fund/ Return Fund/
GE International Equity Fund  Fund/5/   Fund   Fund/6/      Fund     Fund/7/    5/    Fund    8/
----------------------------  -------- ------ ---------- ---------- ---------- ----- ------ ------
          5.75%..............   5.75%   4.25%    4.25%      2.50%      4.25%   4.25%  5.75%   N/A
            None.............   None    None     None       None       None    None   None    N/A
            N/A..............    N/A     N/A      N/A        N/A        N/A     N/A    N/A   None
                                ----    ----     ----       ----       ----    ----   ----   ----
            None.............   None    None     None       None       None    None   None   None
                                ----    ----     ----       ----       ----    ----   ----   ----
            None.............   None    None     None       None       None    None   None    N/A
            4.0%.............    N/A     3.0%     3.0%       3.0%       3.0%    N/A    4.0%   N/A
            1.0%.............    1.0%    1.0%     1.0%       1.0%       1.0%    1.0%   1.0%   N/A
            None.............   None    None      N/A       None        N/A    None   None    N/A
            None.............   None    None      N/A       None       None    None   None    N/A
            N/A..............    N/A     N/A      N/A        N/A        N/A     N/A    N/A   None
                                ----    ----     ----       ----       ----    ----   ----   ----
            2.0%.............    2.0%   None     None       None       None    None   None   None
                                ----    ----     ----       ----       ----    ----   ----   ----
            2.0%.............    2.0%   None     None       None       None    None   None   None
                                ----    ----     ----       ----       ----    ----   ----   ----

/4/ A 2% redemption fee is charged on shares of GE International Equity Fund, GE Emerging Markets Equity Fund and GE Global Equity Fund that are redeemed (either by selling the shares or exchanging into another Fund) within 90 days of purchase, subject to certain exceptions. Effective January 29, 2009, the redemption fee has been suspended. It may be reinstated at any time without prior notice. For additional information on this redemption fee and the exceptions that apply, please see "How to Invest -- Redemption Fees" later in this Prospectus.

/5/ GE Emerging Markets Equity Fund and GE High Yield Fund do not offer Class B shares.

/6/  GE Government Securities Fund does not offer Class R or Class Y shares.

/7  /GE Tax-Exempt Fund does not offer Class R shares.

/8/ GE Money Market Fund currently offers Retail Class and Institutional Class shares only. No sales charges, redemption fees or exchange fees are assessed by this Fund.

                                 GE Funds......
                                 Prospectus....
                                 Fund Expenses.

--------------------------------------------------------------------------------
          Annual fund operating expenses are deducted from a Fund's assets and are reflected in the Fund's share price and dividends.

Annual Fund                                                     GE     GE
Operating                                                GE    Core  Premier    GE       GE
Expenses                                                U.S.  Value  Growth  Small-Cap Global
(as a percentage of                                    Equity Equity Equity   Equity   Equity
average net assets)                                     Fund   Fund   Fund    Fund/2/   Fund
-------------------                                    ------ ------ ------- --------- ------
Management Fees:/1/
All Classes...........................................  0.40%  0.55%  0.60%    0.95%    0.75%
                                                        ----   ----   ----     ----     ----
Distribution and Service (12b-1) Fees:/3/
Class A...............................................  0.25%  0.25%  0.25%    0.25%    0.25%
Class B...............................................  1.00%  1.00%  1.00%    1.00%    1.00%
Class C...............................................  1.00%  1.00%  1.00%    1.00%    1.00%
Class R...............................................  0.50%  0.50%  0.50%    0.50%    0.50%
Class Y...............................................  None   None   None     None     None
                                                        ----   ----   ----     ----     ----
Other Expenses:/4,5/
Class A...............................................  0.15%  0.57%  0.28%    0.45%    0.43%
Class B...............................................  0.15%  0.57%  0.28%    0.45%    0.43%
Class C...............................................  0.15%  0.57%  0.28%    0.46%    0.43%
Class R...............................................  0.15%  0.57%  0.28%    0.45%    0.43%
Class Y...............................................  0.15%  0.57%  0.28%    0.44%    0.43%
                                                        ----   ----   ----     ----     ----
Acquired Fund Fees and Expenses:/6/
All Classes...........................................    --     --     --       --       --
                                                        ----   ----   ----     ----     ----
Total Annual Fund Operating Expenses:
Class A...............................................  0.80%  1.37%  1.13%    1.65%    1.43%
Class B...............................................  1.55%  2.12%  1.88%    2.40%    2.18%
Class C...............................................  1.55%  2.12%  1.88%    2.41%    2.18%
Class R...............................................  1.05%  1.62%  1.38%    1.90%    1.68%
Class Y...............................................  0.55%  1.12%  0.88%    1.39%    1.18%
                                                        ----   ----   ----     ----     ----
Expense Reimbursed by (Reimbursed to) the Adviser:/7/
Class A...............................................    --     --     --       --       --
Class B...............................................    --     --     --       --       --
Class C...............................................    --     --     --       --       --
Class R...............................................    --     --     --       --       --
Class Y...............................................    --     --     --       --       --
                                                        ----   ----   ----     ----     ----
Net Annual Fund Operating Expenses:/8/
Class A...............................................  0.80%  1.37%  1.13%    1.65%    1.43%
Class B...............................................  1.55%  2.12%  1.88%    2.40%    2.18%
Class C...............................................  1.55%  2.12%  1.88%    2.41%    2.18%
Class R...............................................  1.05%  1.62%  1.38%    1.90%    1.68%
Class Y...............................................  0.55%  1.12%  0.88%    1.39%    1.18%
                                                        ----   ----   ----     ----     ----


/1/ At a shareholders meeting held on April 17, 2009, the GE Total Return Fund shareholders approved the new management fee shown above, which became effective on May 1, 2009. The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under "About the Investment Adviser." With respect to GE International Equity Fund, GE Premier Growth Equity Fund and GE Short-Term Government Fund, "Management Fees" also include administration fees (amounting to 0.05%) that are imposed pursuant to a separate contract.


/2/ At a shareholders meeting held on August 6, 2008, the GE Small-Cap Equity Fund shareholders approved the new management fee shown above, which became effective on October 1, 2008.

/3/ Because these Funds pay distribution and service fees, long-term shareholders of Class A, Class B, Class C and Class R shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the Financial Industry Regulatory Authority (FINRA). These distribution and service fees may be voluntarily reduced by the Distributor (defined later in this Prospectus) on a temporary basis for certain Income Funds and certain share classes, and may return to their stated levels at any time without prior notice.

/4/ The expense information shown in the table has been restated for GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund and GE Total Return Fund, to reflect additional expenses that each share class is expected to incur in the current fiscal year. For all other Funds except for GE Emerging Markets Equity Fund and the GE High Yield Fund, the figures above show actual expenses incurred for all classes for the most recent fiscal year. Because the GE Emerging Markets Equity Fund and the GE High Yield Funds are new and are not currently operational, the expense information in the table for these Funds is estimated and reflects each Fund's anticipated expenses upon commencement of operations.

/5/ "Other Expenses" include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by a specific Fund, are allocated pro rata among the Funds and share classes based on net assets. Such expenses may include legal fees, printing costs and costs associated with the independent Trustees. Fund specific expenses, such as custodial fees, registration fees, auditing fees, and transfer agent fees, are allocated to the Fund that incurs such expense and pro rata based on assets across share classes. Fund specific expenses may also include networking fees and the costs of sub-transfer agent services provided by Authorized Firms. Other expense allocation methodologies may result in different expense ratios.

--------------------------------------------------------------------------------


                                 GE
                              Emerging   GE       GE     GE Short-              GE     GE
                              Markets  Fixed  Government    Term        GE     High  Total
                               Equity  Income Securities Government Tax-Exempt Yield Return
GE International Equity Fund    Fund    Fund     Fund       Fund       Fund    Fund   Fund
----------------------------  -------- ------ ---------- ---------- ---------- ----- ------
           0.80%.............                                                           0.
                                1.05%   0.35%    0.40%      0.30%      0.35%   0.60%    50%
                                ----    ----     ----       ----       ----    ----   ----
           0.25%.............   0.25%   0.25%    0.25%      0.25%      0.25%   0.25%  0.25%
           1.00%.............    N/A    1.00%    1.00%      0.85%      1.00%    N/A   1.00%
           1.00%.............   1.00%   1.00%    1.00%      1.00%      1.00%   1.00%  1.00%
           0.50%.............   0.50%   0.50%     N/A       0.50%       N/A    0.50%  0.50%
           None..............   None    None      N/A       None       None     N/A   None
                                ----    ----     ----       ----       ----    ----   ----
           0.47%.............   0.88%   0.25%    0.29%      0.25%      0.53%   0.82%  0.36%
           0.46%.............    N/A    0.25%    0.30%      0.26%      0.53%    N/A   0.37%
           0.48%.............   0.88%   0.25%    0.28%      0.25%      0.53%   0.82%  0.37%
           0.48%.............   0.88%   0.26%     N/A       0.25%       N/A    0.82%  0.36%
           0.47%.............   0.88%   0.25%     N/A       0.25%      0.53%   0.82%  0.36%
                                ----    ----     ----       ----       ----    ----   ----
             --..............   None    0.04%    0.02%      0.02%        --    None   0.03%
                                ----    ----     ----       ----       ----    ----   ----
           1.52%.............   2.18%   0.89%    0.96%      0.82%      1.13%   1.67%  1.14%
           2.26%.............    N/A    1.64%    1.72%      1.43%      1.88%    N/A   1.90%
           2.28%.............   2.93%   1.64%    1.70%      1.57%      1.88%   2.42%  1.90%
           1.78%.............   2.43%   1.15%     N/A       1.07%       N/A    1.92%  1.39%
           1.27%.............   1.93%   0.64%     N/A       0.57%      0.88%   1.42%  0.89%
                                ----    ----     ----       ----       ----    ----   ----
             --..............   0.43%   0.03%    0.01%      0.02%      0.26%   0.57%  0.03%
             --..............    N/A    0.03%    0.01%      0.02%      0.26%    N/A   0.02%
             --..............   0.43%   0.03%    0.01%      0.02%      0.26%   0.57%  0.02%
             --..............   0.43%   0.03%     N/A       0.02%       N/A    0.57%  0.02%
             --..............   0.43%   0.03%     N/A       0.02%      0.26%   0.57%  0.02%
                                ----    ----     ----       ----       ----    ----   ----
           1.52%.............   1.75%   0.86%    0.95%      0.80%      0.87%   1.10%  1.12%
           2.26%.............    N/A    1.61%    1.71%      1.41%      1.62%    N/A   1.88%
           2.28%.............   2.50%   1.61%    1.69%      1.55%      1.62%   1.85%  1.88%
           1.78%.............   2.00%   1.12%     N/A       1.05%       N/A    1.35%  1.37%
           1.27%.............   1.50%   0.61%     N/A       0.55%      0.62%   0.85%  0.87%
                                ----    ----     ----       ----       ----    ----   ----


/6/ "Acquired Fund Fees and Expenses" includes all fees and expenses associated with investments in investment companies, including exchange traded funds
(ETFs), the GEI Investment Fund and the GE Money Market Fund, which has served as the cash sweep vehicle for each Fund since March 17, 2008. The figures above show actual fees and expenses incurred by each Fund in the most recent fiscal year. Amounts less than 0.01% are shown as dashes (--) in the above table but are included in "Other Expenses."

/7/ GE Asset Management will waive a portion of its management fee for each affiliated non-money market Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any. Amounts less than 0.01% are shown as dashes (--) in the table above.

/8/ GE Asset Management has entered into a contractual arrangement with the following Funds to limit "Other Expenses" of each class of these Funds on an annualized basis at or below a specified amount and are given as follows: GE Tax-Exempt Fund - 0.27%, GE Emerging Markets Equity Fund - 0.45% and GE High Yield Fund - 0.25%, such limits to be effective through January 29, 2010. Expenses borne by GE Asset Management pursuant to the agreement may be reimbursed by the Funds up to three years from the date the expense was incurred. A reimbursement payment will not be made if it would cause a Fund to exceed its expense limit. This agreement can only be changed with the approval of the GE Funds' Board of Trustees and GE Asset Management.

                                 GE Funds......
                                 Prospectus....
                                 Fund Expenses.

--------------------------------------------------------------------------------

Annual fund operating expenses are deducted from a Fund's assets and are reflected in the Fund's share price and dividends.

             Annual Fund
             Operating                                        GE
             Expenses                                       Money
             (as a percentage of                            Market
             average net assets)                             Fund
             -------------------                            ------
             Management Fees:/1/
             Retail Class..................................  0.25%
             Institutional Class...........................  0.25%
                                                             ----
             Distribution and Service (12b-1) Fees:
             Retail Class..................................  None
             Institutional Class...........................  None
                                                             ----
             Other Expenses:/2,3/
             Retail Class..................................  0.18%
             Institutional Class...........................  0.05%
                                                             ----
             Total Annual Fund Operating Expenses:
             Retail Class..................................  0.43%
             Institutional Class...........................  0.30%
                                                             ----
             Expenses Waived or Reimbursed by the Adviser:
             Retail Class..................................  None
             Institutional Class...........................  None
                                                             ----
             Net Annual Fund Operating Expenses:
             Retail Class..................................  0.43%
             Institutional Class...........................  0.30%
                                                             ----

/1/ The nature of the services provided to, and the advisory and administration fees paid by the Fund are described under "About the Investment Adviser."

/2/ The expense information shown in the table has been restated to reflect the fees that the Fund is expected to incur in the current fiscal year as a result of the premium paid by the Fund for its participation in the U.S. Treasury Money Market Guarantee Program. For more detail, please refer to "More on Risks
- U.S. Treasury Money Market Guarantee Program" later in this Prospectus.

/3 /"Other Expenses" include all operating expenses of the Fund except Management Fees. Expenses, other than those incurred by the Fund, are allocated pro rata among the Funds and share classes based on net assets. Such expenses may include legal fees, printing costs and costs associated with the independent Trustees. Fund specific expenses, such as custodial fees, registration fees and auditing fees, are allocated to the GE Money Market Fund and pro rata based on assets across share classes. Certain class specific expenses such as the transfer agent fee, are allocated to the specific share class that incurs such expense. Fund specific expenses may also include costs of sub-transfer agent or similar services provided by Authorized Firms and networking fees for Authorized Firms' clients' accounts. Other expense allocation methodologies may result in different expense ratios.

GE Asset Management has voluntarily undertaken to reduce its management fee charged to the GE Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction does not reduce other operating expenses and may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss. Management fee reduced by GE Asset Management may be recouped by GE Asset Management for up to three years from the date reduced, subject to the Fund remaining within any limit on total expenses.

--------------------------------------------------------------------------------

                     [This page intentionally left blank.]

                              GE Funds...     Fund
                              Prospectus. Expenses

--------------------------------------------------------------------------------

The Impact of Fund Expenses

The following examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that each Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

Examples+

                                      You would pay the following       You would pay the following
                                    expenses on a $10,000 investment, expenses on a $10,000 investment,
                                          assuming redemption:            assuming no redemption:
                                    1 Year  3 Years 5 Years 10 Years* 1 Year  3 Years 5 Years 10 Years*
                                    ------  ------- ------- --------- ------  ------- ------- ---------
GE U.S. Equity Fund:
Class A............................  $652   $  815  $  993   $1,506    $652   $  815  $  993   $1,506
Class B............................  $557   $  689  $  844   $1,456    $157   $  489  $  844   $1,456
Class C............................  $257   $  489  $  844   $1,843    $157   $  489  $  844   $1,843
Class R............................  $107   $  333  $  578   $1,280    $106   $  333  $  578   $1,280
Class Y............................  $ 56   $  176  $  306   $  687    $ 56   $  176  $  306   $  687
                                     ----   ------  ------   ------    ----   ------  ------   ------
GE Core Value Equity Fund:
Class A............................  $706   $  983  $1,281   $2,126    $706   $  983  $1,281   $2,126
Class B............................  $615   $  863  $1,138   $2,084    $215   $  663  $1,138   $2,084
Class C............................  $315   $  663  $1,138   $2,451    $215   $  663  $1,138   $2,451
Class R............................  $164   $  511  $  881   $1,921    $164   $  511  $  881   $1,921
Class Y............................  $114   $  355  $  616   $1,362    $114   $  355  $  616   $1,362
                                     ----   ------  ------   ------    ----   ------  ------   ------
GE Premier Growth Equity Fund:
Class A............................  $684   $  914  $1,163   $1,875    $684   $  914  $1,163   $1,875
Class B............................  $591   $  792  $1,018   $1,830    $191   $  592  $1,018   $1,830
Class C............................  $291   $  592  $1,018   $2,205    $191   $  592  $1,018   $2,205
Class R............................  $141   $  438  $  757   $1,662    $141   $  438  $  757   $1,662
Class Y............................  $ 90   $  282  $  489   $1,089    $ 90   $  282  $  489   $1,089
                                     ----   ------  ------   ------    ----   ------  ------   ------
GE Small-Cap Equity Fund:
Class A............................  $733   $1,066  $1,421   $2,419    $733   $1,066  $1,421   $2,419
Class B............................  $643   $  949  $1,281   $2,382    $243   $  749  $1,281   $2,382
Class C............................  $344   $  752  $1,286   $2,748    $244   $  752  $1,286   $2,748
Class R............................  $193   $  597  $1,027   $2,224    $193   $  597  $1,027   $2,224
Class Y............................  $142   $  440  $  761   $1,670    $142   $  440  $  761   $1,670
                                     ----   ------  ------   ------    ----   ------  ------   ------
GE Global Equity Fund:
Class A............................  $712   $1,000  $1,309   $2,184    $712   $1,000  $1,309   $2,184
Class B............................  $620   $  880  $1,167   $2,144    $220   $  680  $1,167   $2,144
Class C............................  $320   $  680  $1,167   $2,508    $220   $  680  $1,167   $2,508
Class R............................  $170   $  528  $  910   $1,982    $170   $  528  $  910   $1,982
Class Y............................  $120   $  373  $  646   $1,426    $120   $  373  $  646   $1,426
                                     ----   ------  ------   ------    ----   ------  ------   ------
GE International Equity Fund:
Class A............................  $720   $1,026  $1,354   $2,278    $720   $1,026  $1,354   $2,278
Class B............................  $628   $  904  $1,207   $2,233    $228   $  704  $1,207   $2,233
Class C............................  $330   $  710  $1,217   $2,610    $230   $  710  $1,217   $2,610
Class R............................  $180   $  558  $  962   $2,089    $180   $  558  $  962   $2,089
Class Y............................  $128   $  401  $  694   $1,528    $128   $  401  $  694   $1,528
                                     ----   ------  ------   ------    ----   ------  ------   ------
GE Emerging Markets Equity Fund:**
Class A............................  $824   $1,256  $1,713   $2,974    $824   $1,256  $1,713   $2,974
Class C............................  $353   $  866  $1,504   $3,220    $253   $  866  $1,504   $3,220
Class R............................  $203   $  716  $1,256   $2,732    $203   $  716  $1,256   $2,732
Class Y............................  $153   $  564  $1,001   $2,217    $153   $  564  $1,001   $2,217
                                     ----   ------  ------   ------    ----   ------  ------   ------

+ For certain Class A share investors, expenses would be different in cases where the sales charge is waived and in cases where a 1% CDSC is imposed. For more information about sales charge waivers and the imposition of a 1% CDSC on Class A shares, please see "How to Invest -- Choosing a Share Class" later in this Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The examples also assume that you either redeemed all of your shares at the end of each period shown or you did not redeem your shares.

--------------------------------------------------------------------------------


                                  You would pay the following       You would pay the following
                                expenses on a $10,000 investment, expenses on a $10,000 investment,
                                      assuming redemption:            assuming no redemption:
                                1 Year  3 Years 5 Years 10 Years* 1 Year  3 Years 5 Years 10 Years*
                                ------  ------- ------- --------- ------  ------- ------- ---------
GE Fixed Income Fund:
Class A........................  $509   $  694  $  895   $1,475    $509   $  694  $  895   $1,475
Class B........................  $464   $  715  $  890   $1,560    $164   $  515  $  890   $1,560
Class C........................  $264   $  515  $  890   $1,944    $164   $  515  $  890   $1,944
Class R........................  $114   $  363  $  631   $1,398    $114   $  363  $  631   $1,398
Class Y........................  $ 62   $  202  $  355   $  799    $ 62   $  202  $  355   $  799
                                 ----   ------  ------   ------    ----   ------  ------   ------
GE Government Securities Fund:
Class A........................  $517   $  717  $  932   $1,552    $517   $  717  $  932   $1,552
Class B........................  $473   $  741  $  932   $1,643    $173   $  541  $  932   $1,643
Class C........................  $271   $  534  $  922   $2,008    $171   $  534  $  922   $2,008
                                 ----   ------  ------   ------    ----   ------  ------   ------
GE Short-Term Government Fund:
Class A........................  $330   $  504  $  693   $1,238    $330   $  504  $  693   $1,238
Class B........................  $444   $  651  $  780   $1,394    $144   $  451  $  780   $1,394
Class C........................  $258   $  494  $  854   $1,867    $158   $  494  $  854   $1,867
Class R........................  $108   $  339  $  589   $1,305    $108   $  339  $  589   $1,305
Class Y........................  $ 57   $  181  $  317   $  713    $ 57   $  181  $  317   $  713
                                 ----   ------  ------   ------    ----   ------  ------   ------
GE Tax-Exempt Fund:**
Class A........................  $510   $  745  $  999   $1,723    $510   $  745  $  999   $1,723
Class B........................  $465   $  767  $  994   $1,808    $165   $  567  $  994   $1,808
Class C........................  $265   $  567  $  994   $2,184    $165   $  567  $  994   $2,184
Class Y........................  $ 64   $  256  $  464   $1,065    $ 64   $  256  $  464   $1,065
                                 ----   ------  ------   ------    ----   ------  ------   ------
GE High Yield Fund:**
Class A........................  $789   $1,124  $1,482   $2,485    $789   $1,124  $1,482   $2,485
Class C........................  $288   $  701  $1,240   $2,715    $188   $  701  $1,240   $2,715
Class R........................  $137   $  548  $  985   $2,199    $137   $  548  $  985   $2,199
Class Y........................  $ 87   $  394  $  723   $1,655    $ 87   $  394  $  723   $1,655
                                 ----   ------  ------   ------    ----   ------  ------   ------
GE Total Return Fund:
Class A........................  $682   $  914  $1,163   $1,877    $682   $  914  $1,163   $1,877
Class B........................  $591   $  794  $1,023   $1,838    $191   $  594  $1,023   $1,838
Class C........................  $291   $  594  $1,023   $2,218    $191   $  594  $1,023   $2,218
Class R........................  $139   $  437  $  757   $1,664    $139   $  437  $  757   $1,664
Class Y........................  $ 88   $  281  $  490   $1,091    $ 88   $  281  $  490   $1,091
                                 ----   ------  ------   ------    ----   ------  ------   ------
GE Money Market Fund
Retail Class...................  $ 44   $  137  $  239   $  538    $ 44   $  137  $  239   $  538
Institutional Class............  $ 31   $   97  $  169   $  454    $ 31   $   97  $  169   $  454
                                 ----   ------  ------   ------    ----   ------  ------   ------


* Expenses for Class B shares shown above reflect the conversion of Class B shares into Class A shares after six years (eight years for Class B shares originally purchased through the Investors Trust Funds).

** The expenses shown above for each Fund reflect GE Asset Management's contractual agreement to reduce or otherwise limit the Fund's expenses for the first year of each period noted.

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Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the GE Funds:

90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home-equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

Bank loans are loans generally made to below investment grade companies ("corporate borrower") that are syndicated by a lead bank to other banks and institutional investors. Below investment grade bank loans are typically secured with specific collateral and have a first-lien priority claim on the assets and/or stock of the corporate borrower, but may also include unsecured, second-lien priority claims and other indebtedness of the corporate borrower. The proceeds of the bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends and to finance internal growth and for other corporate purposes. Bank loans typically have rates of interest which are re-determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, such as the London-Interbank Offered Rate (LIBOR), plus a spread.

Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market.

Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index) is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

Barclays Capital 1-3 Year Government Bond Index (formerly Lehman Brothers 1-3 Year Government Bond Index) is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years.

Barclays Capital 10-Year Municipal Bond Index (formerly Lehman Brothers 10-Year Municipal Bond Index) is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

Cash includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to bondholder claims, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

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Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts (on single stocks, on indices, currencies or bonds), options (on stocks, indices, currencies, futures contracts or bonds), forward currency transactions, swaps (including interest rate, currency, index and credit default swaps), interest only and principal only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

Equitized cash is a technique that uses futures or other instruments (such as exchange traded funds) to gain equity market exposure for holdings of cash. The use of futures or other instruments would be subject to other applicable restrictions on the Fund's investments.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars outside the United States by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

[_] Eurodollar Bonds, which are dollar denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

[_] Yankee Bonds, which are dollar denominated securities issued by foreign issuers in the U.S.

[_] Debt securities denominated in currencies other than U.S. dollars.

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

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Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody's or S&P, are considered by portfolio management to be of similar quality. High yield securities include bonds rated below investment-grade, sometimes called "junk bonds," and are considered speculative with respect to capacity to pay interest and repay principal in accordance with its terms. High yield securities generally entail more credit risk than higher-rated securities.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund's books. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody's and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

MSCI(R) Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global equity markets.

MSCIW Index is a market capitalization-weighted index of

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equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. Each Fund may invest in money market instruments either directly or indirectly through investments in the GE Money Market Fund.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations (CMOs), which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

Purchasing and writing options are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. A securities index option represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time -- usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be sold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

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Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3,000 largest U.S. domiciled companies.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government securities are bank-issued debt instruments that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

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Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward currency transactions or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities, that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates a money market fund or an income fund's sensitivity to changes in interest rates. In general, the longer a fund's weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

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More on Investment Strategies

In addition to each Fund's principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic conditions. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed later in this Prospectus and in the Funds' SAI.

Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses, and (iv) during a Fund restructuring. A Fund that invests in equity securities may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.

A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash, or (y) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies.

In addition, a Fund may hold cash under circumstances where the liquidation of a Fund has been approved by the Trustees, and therefore investments in accordance with the Fund's investment objective and policies would no longer be appropriate.

Each Fund may invest in money market instruments either directly or indirectly through investment in the GE Money Market Fund. GE Asset Management will waive a portion of its management fee for each affiliated non-money market Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any. Before using the GE Money Market Fund for this purpose, certain Funds may have invested a portion of their cash in the GEI Investment Fund, which is a privately offered pooled investment trust managed by GE Asset Management. GE Asset Management charges no advisory fee to the GEI Investment

Fund. Those Funds may continue to hold a small interest in the GEI Investment Fund.

To the extent that a Fund, other than the GE Money Market Fund, holds cash, it may not achieve its investment objective.

The following tables summarize some of the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management and subject to the approval of the Fund's Board of Trustees. Percentage figures refer to the percentage of a Fund's assets that may be invested in accordance with the indicated technique.

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                                                                                                               Purchasing
                                                                                              Purchasing          and
                                                                    Restricted     Structured  and              Writing
                                                          Reverse   and               and     Writing          Securities
                                              Repurchase Repurchase Illiquid        Indexed   Securities         Index
                                 Borrowing    Agreements Agreements Investments    Securities Options           Options
                                 ---------    ---------- ---------- -----------    ---------- ----------       ----------
GE U.S. Equity Fund.............    33/ 1//3%    Yes         No     Yes               No            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Core Value Equity Fund.......    33/ 1//3%    Yes        Yes     Yes               No            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Small-Cap Equity Fund........    33/ 1//3%    Yes        Yes     Yes               No            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Global Equity Fund...........    33/ 1//3%    Yes         No     Yes               No            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE International Equity Fund....    33/ 1//3%    Yes         No     Yes               No            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Emerging Markets Equity Fund.    33/ 1//3%    Yes        Yes     Yes              Yes            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Premier Growth Equity Fund...    33/ 1//3%    Yes         No     Yes               No            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Fixed Income Fund............    33/ 1//3%    Yes         No     Yes              Yes            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Government Securities Fund...    33/ 1//3%    Yes        Yes     Yes              Yes            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Short-Term Government Fund...    33/ 1//3%    Yes         No     Yes              Yes            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Tax-Exempt Fund..............    10%          Yes        Yes     Yes               No            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE High Yield Fund..............    33/ 1//3%    Yes        Yes     Yes              Yes            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Total Return Fund............    33/ 1//3%    Yes        Yes     Yes              Yes            Yes           Yes
                                    --           ---        ---       ---   -                        ---  -
GE Money Market Fund............    33/ 1//3%    Yes        Yes      No               No             No            No
                                    --           ---        ---       ---   -                        ---  -

                                                                                 Maximum
                                                                              Investment in
                                                                             Below-Investment      Maximum    When-Issued
                Futures Contracts   Forward    Options on                       Grade Debt      Investment in and Delayed
                 and Options on     Currency    Foreign   Maximum Investment Securities (High      Foreign     Delivery
                Futures Contracts Transactions Currencies in Debt Securities Yield Securities)   Securities   Securities
                ----------------- ------------ ---------- ------------------ -----------------  ------------- -----------
GE U.S. Equity         Yes            Yes         Yes                    20%               5%         15%*        Yes
  Fund

GE Core Value          Yes            Yes         Yes                    20%               5%         25%*        Yes
  Equity Fund

GE Small-Cap           Yes            Yes         Yes                    20%              10%         10%*        Yes
  Equity Fund

GE Global              Yes            Yes         Yes                    20%               5%        100%         Yes
  Equity Fund

GE                     Yes            Yes         Yes                    20%               5%        100%         Yes
  International
  Equity Fund

GE Emerging            Yes            Yes         Yes                    20%              10%        100%         Yes
  Markets
  Equity Fund

GE Premier             Yes            Yes          No                    20%               5%         25%*        Yes
  Growth
  Equity Fund

GE Fixed               Yes            Yes         Yes      100% (maximum of    20% in BB or B         35%*        Yes
  Income Fund                                                 25% in BBB by   by S&P or Ba or
                                                              S&P or Baa by   B by Moody's or
                                                                    Moody's       below or of
                                                             or equivalent)   similar quality

GE Government          Yes            Yes         Yes      100% (maximum of              None         35%*        Yes
  Securities                                                  10% in BBB by
  Fund                                                        S&P or Baa by
                                                                 Moody's or
                                                                equivalent;
                                                             maximum of 20%
                                                           in A or lower by
                                                            S&P, Moody's or
                                                                equivalent)

GE Short-Term          Yes            Yes         Yes                   100%             None         35%*        Yes
  Government
  Fund

GE Tax-Exempt          Yes             No          No      100% (maximum of        5% in debt       None          Yes
  Fund                                                        10% in BBB by        downgraded
                                                              S&P or Baa by  below investment
                                                                 Moody's or  grade subsequent
                                                                equivalent)       to purchase

GE High Yield          Yes            Yes         Yes                  100%              100%         35%*        Yes
  Fund

GE Total               Yes            Yes         Yes      100% (maximum of    20% in BB or B         70%*        Yes
  Return Fund                                                 25% in BBB by   by S&P or Ba or
                                                              S&P or Baa by   B by Moody's or
                                                                 Moody's or       below or of
                                                                equivalent)   similar quality

GE Money                No             No          No                   100%             None         25%*        Yes
  Market Fund


* This limitation excludes American Depositary Receipts and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission (SEC) and listed on a U.S. national securities exchange; dollar-denominated securities publicly offered in the U.S. by a foreign issuer.

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                                                                                                       Floating
                                                            Debt                 Securities               and     Participation
                                  Lending      Rule    Obligations of             of Other             Variable   Interests in
                                 Portfolio     144A    Supranational  Depositary Investment Municipal    Rate       Municipal
                                 Securities Securities    Agencies     Receipts    Funds     Leases   Instruments  Obligations
                                 ---------- ---------- -------------- ---------- ---------- --------- ----------- -------------
GE U.S. Equity Fund                 Yes        Yes          Yes          Yes        Yes         No         No*          No

GE Core Value Equity Fund           Yes        Yes          Yes          Yes        Yes         No         No*          No

GE Small-Cap Equity Fund            Yes        Yes          Yes          Yes        Yes         No         No*          No

GE Global Equity Fund               Yes        Yes          Yes          Yes        Yes         No         No*          No

GE International Equity Fund        Yes        Yes          Yes          Yes        Yes         No         No*          No

GE Emerging Markets Equity Fund     Yes        Yes          Yes          Yes        Yes         No         No*          No

GE Premier Growth Equity Fund       Yes        Yes          Yes          Yes        Yes         No         No*          No

GE Fixed Income Fund                Yes        Yes          Yes          Yes        Yes         No        Yes           No

GE Government Securities Fund       Yes        Yes          Yes          Yes        Yes         No        Yes           No

GE Short-Term Government Fund       Yes        Yes          Yes          Yes        Yes         No        Yes           No

GE Tax-Exempt Fund                  Yes        Yes          Yes           No        Yes        Yes        Yes          Yes

GE High Yield Fund                  Yes        Yes          Yes          Yes        Yes         No        Yes           No

GE Total Return Fund                Yes        Yes          Yes          Yes        Yes        Yes        Yes          Yes

GE Money Market Fund                Yes        Yes          Yes           No         No         No        Yes           No

* Excludes commercial paper and notes with variable and floating rates of interest.

                                                                                               Asset
                                                                                              Backed
                                                                      Mortgage   Government Securities
                                                          Custodial    Related    Stripped      and               Short
                                    Zero      Municipal  Receipts on Securities,  Mortgage  Receivable- Mortgage  Sales
                                   Coupon    Obligations  Municipal   including   Related     Backed     Dollar  Against
                                 Obligations Components  Obligations    CMOs     Securities Securities   Rolls   the Box
                                 ----------- ----------- ----------- ----------- ---------- ----------- -------- -------
GE U.S. Equity Fund                  Yes          No          No         Yes         No          No        No       No

GE Core Value Equity Fund             No          No          No         Yes         No          No        No      Yes

GE Small-Cap Equity Fund              No          No          No         Yes         No          No       Yes      Yes

GE Global Equity Fund                 No          No          No         Yes         No          No        No      Yes

GE International Equity Fund          No          No          No         Yes         No          No        No      Yes

GE Emerging Markets Equity Fund       No          No          No         Yes         No          No        No      Yes

GE Premier Growth Equity Fund         No          No          No         Yes         No          No        No       No

GE Fixed Income Fund                 Yes          No          No         Yes        Yes         Yes       Yes       No

GE Government Securities Fund        Yes          No          No         Yes        Yes         Yes       Yes      Yes

GE Short-Term Government Fund        Yes          No          No         Yes        Yes         Yes       Yes       No

GE Tax-Exempt Fund                   Yes         Yes         Yes         Yes         No          No        No      Yes

GE High Yield Fund                   Yes          No          No         Yes        Yes         Yes       Yes      Yes

GE Total Return Fund                 Yes         Yes         Yes         Yes        Yes         Yes       Yes       No

GE Money Market Fund                  No          No          No         Yes         No         Yes        No       No

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More on Risks

Like all mutual funds, investing in the GE Funds involves risk factors and special considerations. A GE Fund's risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a GE Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a GE Fund will achieve its investment objective. Investing in shares of a GE Fund should not be considered a complete investment program. The share value of the GE Equity Funds, GE Income Funds and the GE Total Return Fund will rise and fall. Although the GE Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes -- such as stocks, bonds and cash -- and within an asset class -- such as small-cap and large-cap stocks -- may help you to manage risk and achieve the results you need to comfortably reach your financial goals.

The stock and bond markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or become even worse. Because the situation is unprecedented and widespread, it may not be possible to identify all significant risks and opportunities using past investment strategies or models, or to predict the duration of these events.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Investments in asset-backed securities may also be subject to valuation risk.

Bank Loan Risk: A Fund may purchase bank loans through participations in commercial loans or assignments of those loans. A Fund assumes the credit risk associated with the corporate borrower, and may assume the credit risk associated with an inter-posed bank or other financial intermediary. Bank loans that are below investment grade carry a higher than normal risk that borrowers may default in the timely payment of principal and interest on their loans, which would likely cause the value of the Fund's investment to decrease. Defaulted bank loans that are subject to bankruptcy proceedings may be converted to instruments with equity features. Those equity-type instruments may be subject to stock market risk, including potentially significant changes in value, valuation risk, illiquid investments risk, and a significant loss on the investment.

Participations and assignments also involve special types of risk, including interest rate risk and illiquid investments risk. Changes in short-term market interest rates will directly affect the yield on the bank loans. If such rates fall, the yield on the bank

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loans will also fall. If interest rate spreads on loans decline in general, the yield on such bank loans will fall and the value of such bank loans may decrease. When short-term market interest rates rise, the impact of rising rates will be delayed to the extent of any lag between changes in such short-term rates and the resetting of the floating rates on bank loans. Because of the limited secondary market for bank loans, the ability to sell these loans in a timely fashion and/or at a favorable price may be limited. An increase in the demand for loans may adversely affect the rate of interest payable on new bank loans, and it may also increase the price of bank loans purchased in the secondary market. A decrease in the demand for loans may adversely affect the price of bank loans, which would cause the value of the Fund's investment to decrease.

Bond Market Risk: Bond market risk includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market is currently experiencing.

Credit Risk: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in an entity's financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: A Fund's use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. A Fund may, but is not required to, use derivatives as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. Some derivatives have the effect of leverage on a Fund, meaning that a small investment in derivatives could have a potentially large impact on a Fund's performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Potential loses from certain derivatives are unlimited. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by a Fund may not correlate with a Fund's other investments, which could impact Fund performance. A Fund may choose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Diversification Risk: Although the GE Premier Growth Equity Fund is a diversified fund, it may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer's securities will have a greater impact on this Fund's net asset value causing it to fluctuate more than that of a more widely diversified fund.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable.

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Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

[_] Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

[_] Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.

[_] Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Government Stripped Mortgage-Related Securities Risk: In addition to prepayment risk, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the underlying mortgage loans. A rapid rate of principal payments will reduce the yield to maturity on interest only mortgage-related securities and increase the yield to maturity on principal only mortgage-related securities. If the underlying mortgage loans experience greater-than anticipated principal payments, a Fund may not recoup fully its initial investment in interest only mortgage-related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met. Investments in government stripped mortgage-related securities may also be subject to valuation risk.

High Yield Securities Risk: Below investment-grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade securities may depress prices and diminish liquidity for such securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its

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principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Investments Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all, or may be forced to forego other investment opportunities, all of which may have an impact on returns of the Fund. Illiquid investments also may be subject to valuation risk.

Initial Public Offerings Risk: Certain Funds may purchase shares issued as part of, or a short period after, a company's initial public offering (IPOs), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Mortgage-Backed Securities Risk: Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed security. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become an increasing risk for collateral related to sub prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.

Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal obligations typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal obligations are subject to tax. In addition, interest income on certain municipal obligations may be subject to federal corporate and individual alternative minimum taxes. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Portfolio Turnover Risk: Portfolio securities are sold whenever the portfolio manager believes it appropriate, regardless of how long the securities have been held. Each Income and Asset Allocation Fund's investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Income and Asset Allocation Funds expect to take frequent trading positions, resulting in

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portfolio turnover that may exceed those of most mutual funds of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

Reverse Repurchase Agreements Risk: A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market is currently experiencing. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

[_] Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

[_] High Yield Investing Risk: The GE High Yield Fund uses value-based criteria to select securities. Such securities may not realize their perceived value for extended periods of time or may never realize their perceived value.

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[_] Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

[_] Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

[_] Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under "Calculating Share Value." The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

U.S. Treasury Money Market Guarantee Program Risk: The U.S. Treasury Department (U.S. Treasury) has established the U.S. Treasury Money Market Guarantee Program (Program). This voluntary program was designed to provide stability to the market and is open to most money market funds. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to money market fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

While the GE Money Market Fund has maintained and expects to continue to maintain its $1.00 share price, there can be no assurance that the GE Money Market Fund will be able to do so. As a result, the GE Money Market Fund has determined to participate in the Program. The Program extends through April 30, 2009 and there is no guarantee that the Program will be extended beyond that date. Even if extended, the GE Money Market Fund may determine not to participate in such an extension. The guarantee under the Program is limited in that the Program provides a guarantee only to fund shareholders based on the number of shares invested in the GE Money Market Fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 are not guaranteed. If a shareholder closes his/her account with the GE

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Money Market Fund, any future investment in the GE Money Market Fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. For more information about the Program, including other conditions and limitations applicable to the Program, see "Investment Strategies and Risks and Portfolio Holdings -- U.S. Treasury Money Market Guarantee Program" in the SAI.

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Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect the Funds' portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. A description of the Funds' policies and procedures relating to the disclosure of portfolio holdings is available in the Funds' SAI.

                                  About the..
                                  Investment.
                                  Adviser....

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Investment Adviser and Administrator

GE Asset Management, located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2008, GE Asset Management had approximately $106 billion of assets under management, of which approximately $19 billion was invested in mutual funds.

For many years, GE's tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation's earliest mutual funds, the Elfun Funds -- to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

Each Fund pays GE Asset Management a fee for advisory and administrative services that is accrued daily and paid monthly. The advisory and administration fees for each Fund are stated in the schedule on the following page (fees are expressed as an annual rate).


For their services, GE Asset Management pays Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex) and SouthernSun Asset Management, Inc. (SouthernSun), sub-advisers to the GE Small-Cap Equity Fund and Urdang Securities Management, Inc. (Urdang), sub-adviser to the GE Total Return Fund, an investment sub-advisory fee. The fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the Fund that each sub-adviser manages.

Shareholders of the GE Small-Cap Equity Fund, GE Total Return Fund, GE Emerging Markets Equity Fund and GE High Yield Fund have approved a "manager of managers" arrangement that permits GE Asset Management (subject to oversight by the Board of Trustees), as each Fund's investment adviser, to appoint and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The "manager of managers" arrangement is intended to enable the Fund to enhance performance by allowing GE Asset Management to employ sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements.


Operation of the Fund under the "manager of managers" arrangement would not:
(1) permit investment advisory fees paid by the Fund to GE Asset Management to be increased without shareholder approval; or (2) diminish GE Asset Management's responsibilities to the Fund, including GE Asset Management's overall responsibility for overseeing the portfolio management services furnished by its sub-advisers.

Employment of the "manager of managers" arrangement is contingent upon either
(1) receipt of an exemptive order (Order) from the SEC permitting such an arrangement, or (2) the adoption by the SEC of proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (1940 Act), which would permit such an arrangement (Rule). Under the "manager of managers" arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement and the fees payable thereunder, or any material change to an existing sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a "manager of managers" arrangement. In each case, shareholders will receive such notice and information as required by the Order or the Rule, as applicable. In 2008, GE Asset Management filed an exemptive application and related amendment with the SEC seeking approval of a "manager of managers" arrangement with respect to all Funds, and anticipates the receipt of an Order in 2009.

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Board of Trustee's Approval of Investment Advisory Agreements

The GE Funds semi-annual report to shareholders for the period ended March 31, 2008, contains a discussion regarding the basis for the GE Funds' Board of Trustees approval of all investment advisory contracts with respect to all Funds except the new GE Emerging Markets Equity Fund and GE High Yield Fund.

A discussion regarding the basis for the Funds' Board of Trustees' approval of the investment advisory contracts with respect to the GE Small-Cap Equity Fund, including the advisory agreement with GE Asset Management and the sub-advisory contracts with Palisade, Champlain, GlobeFlex and SouthernSun is contained in the Fund's annual report to shareholders for the period ended September 30, 2008.

The Board of Trustees did not consider at this time the renewal of the investment advisory contracts with respect to the GE Emerging Markets Equity Fund and the GE High Yield Fund because these Funds are new and are not currently operational.

Investment Management Fee:

Each Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly up to the following maximum annual fee rates:


                     GE U.S. Equity Fund              0.40%
                     -------------------              -----
                     GE Core Value Equity Fund....... 0.55%
                                                      ----
                     GE Premier Growth Equity Fund*.. 0.60%
                                                      ----
                     GE Small-Cap Equity Fund........ 0.95%
                                                      ----
                     GE Global Equity Fund........... 0.75%
                                                      ----
                     GE International Equity Fund*... 0.80%
                                                      ----
                     GE Emerging Markets Equity Fund. 1.05%
                                                      ----
                     GE Fixed Income Fund............ 0.35%
                                                      ----
                     GE Government Securities Fund... 0.40%
                                                      ----
                     GE Short-Term Government Fund*.. 0.30%
                                                      ----
                     GE Tax-Exempt Fund.............. 0.35%
                                                      ----
                     GE High Yield Fund.............. 0.60%
                                                      ----
                     GE Total Return Fund............ 0.50%
                                                      ----
                     GE Money Market Fund............ 0.25%
                                                      ----


* With respect to these Funds, administration fees (amounting to 0.05%) are imposed pursuant to a separate contract.

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About the Funds' Portfolio Managers

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of a Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of a Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund's investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds (except for the GE Money Market Fund) followed by biographical information for each portfolio manager.

Portfolio Management Teams

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund's assets that are allocated to, and managed by, a particular portfolio manager on the Fund's portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines growth and value investment management styles and does not tend to favor either style.

The GE Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions.

The GE Premier Growth Equity Fund is managed by David B. Carlson.

The GE Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. Additional information about each sub-adviser can be found under the section entitled "About the Sub-Adviser -- GE Small-Cap Equity Fund" later in this Prospectus.

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades.

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other; rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

The GE Emerging Markets Equity Fund is co-managed by Tory Brent Jones and Ping Zhou. Messrs. Jones and Zhou each independently manage approximately one-half of the

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portfolio; however, they operate as a collaborative team and inform each other of trades.

The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative.

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund.

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and James Palmieri. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund.

The GE Tax-Exempt Fund is managed by Michael J. Caufield.

The GE High Yield Fund is managed by Vita Marie Pike.


The GE Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer, Diane M. Wehner and David Wiederecht. Ms. Studer and Mr. Wiederecht are both vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the GE Total Return Fund's assets to sub-adviser(s) retained by GE Asset Management. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GE Asset Management has also retained Urdang to act as sub-adviser to that portion of the GE Total Return Fund's assets allocated to Messrs. Studer and Wiederecht to real estate-related investments The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund's objective.


Portfolio Manager Biographies


The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time. Except in the case of the GE Money Market Fund, the Statement of Additional Information (SAI) provides the following additional information about each portfolio manager (including those of Palisade, Champlain, GlobeFlex, SouthernSun and Urdang): (i) portfolio manager's compensation; (ii) other accounts managed be each portfolio manager; and (iii) each portfolio manager's ownership of shares of the Fund he/she manages, if any.


George A. Bicher is a Senior Vice President of GE Asset Management. Mr. Bicher is Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. Equity Fund. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

David B. Carlson is the Chief Investment Officer -- U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is

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the portfolio manager for the GE Premier Growth Equity Fund and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Michael J. Caufield is a Senior Vice President of GE Asset Management. He is the portfolio manager of the GE Tax-Exempt Fund and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

Chitranjan Sinha is a Vice President and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE Government Securities Fund since September 2007. Mr. Sinha joined GE Asset Management in 1997 and became a fixed income analyst in 1998. He became Vice President -- Derivative Strategies in 2002, senior quant analyst in 2003, and a portfolio manager in 2005.

Paul M. Colonna is a Director and President -- Fixed Income at GE Asset Management. Since January 2005, he has led the teams of portfolio managers for the GE Fixed Income Fund and the GE Short-Term Government Fund and has been responsible for the fixed income portion of the GE Total Return Fund. He has served on the portfolio management team for the GE Government Securities Fund since February 2000. Mr. Colonna became President -- Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Stephen V. Gelhaus is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. Equity Fund and the GE Core Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S.-Equities group from 1995 through 2001 and became an associate portfolio manager for the GE Core Value Equity Fund in August 1999.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE Fixed Income Fund, GE Government Securities Fund and GE Short-Term Government Fund since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE International Equity Fund since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Robert Jasminski is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE Global Equity Fund since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a fixed income specialist and has been an international equity analyst and an International Small-Cap portfolio manager since 1998.

Tory Brent Jones is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE Emerging Markets Equity Fund since its inception. Mr. Jones joined GE Asset Management in June 1989 as manager of the GE Dividend Reinvestment Program. Prior to joining the international equity team in June 2000, he was a portfolio manager with the fixed income team specializing in commercial mortgage-backed and asset-backed securities.

GE Funds

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Mark H. Johnson is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the GE Fixed Income Fund and GE Short-Term Government Fund since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

Ralph R. Layman is a Director and President -- International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE International Equity Fund since the Fund's commencement and has been responsible for the international equity portion of the GE Total Return Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments and became an Executive Vice President in 1992 and President -- International Equities in March 2007.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE U.S. Equity Fund and GE Total Return Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S. equities in 2003.

Daizo Motoyoshi is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE Global Equity Fund since September 2003.
Mr. Motoyoshi joined GE Asset Management in 1994 as an international equity analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the GE International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

James F. Palmieri is a Vice President of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE Short Term Government Fund. Prior to joining GE Asset Management in March 2006,
Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a portfolio manager for CIGNA Investment Management from January 2000 to February 2005.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the GE Fixed Income Fund since June 2004 and GE High Yield Fund since its inception. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. Equity Fund since January

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2001 and for the GE Core Value Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President and Co-Chief Investment Officer -- International Equities at GE Asset Management. He has served as a portfolio manager of the GE International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Judith A. Studer is a Director and President -- U.S. Equities at GE Asset Management. She has led the team of portfolio managers for the GE Total Return Fund since July 2004, and will co-lead the Fund beginning in January 2009.
Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- U.S. Equities in 1991, Senior Vice President -- International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

Makoto Sumino is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the GE International Equity Fund since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the international equity research team in January 2001 and Director in April 2005.

Diane M. Wehner is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the GE Total Return Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

David Wiederecht is a Director and President -- Investment Strategies at GE Asset Management since February 2008. He has been a portfolio manager of the GE Small-Cap Equity Fund since September 2008 and will co-lead a team of portfolio managers for the GE Total Return Fund beginning in January 2009. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President -- Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, and Managing Director -- Alternative Investments from 2004 to 2008, responsible in both positions for portfolio management within those strategies.

Ping Zhou is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE Emerging Markets Equity Fund since its inception. He joined GE Asset Management in December 1997 and has served as an international equity analyst since then.

GE Funds

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About the Sub-Adviser

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management's wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-advisers who are primarily responsible for the day-to-day management of the investment programs for the GE Small-Cap Equity Fund. The following sets forth biographical information for those individuals who are primarily responsible for managing the Fund's investments. As with GE Asset Management's portfolio managers, the sub-advisers may change the portfolio managers from time to time.

GE Small-Cap Equity Fund

The assets of the GE Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.;
(ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; and
(iv) SouthernSun Asset Management, Inc. GE Asset Management is responsible for allocating the Fund's assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund's cash position. The following sets forth the information for each sub-adviser:

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $1.7 billion as of December 31, 2008. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the GE Small-Cap Equity Fund since inception.

Palisade's Allocated Assets are managed by Jack Feiler, Jeffrey Schwartz and Dennison T. "Dan" Veru, members of Palisade's Investment Policy Committee. Prior to 2005, the Fund was managed by the entire Investment Policy Committee. Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of their Allocated Assets and the day-to-day management of their Allocated Assets is executed by Mr. Schwartz.

Jack Feiler, President and Chief Investment Officer, has nearly 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Jeffrey Schwartz, CFA, Senior Portfolio Manager, joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

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Dennison T. ("Dan") Veru is an Executive Vice-President and Co-Chief Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Champlain Investment Partners, LLC (Champlain)

346 Shelburne Road, 6th Floor

Burlington, Vermont 05401

Champlain is a registered investment adviser that was formed in 2004 to focus on managing core small and mid-cap strategies. As of December 31, 2008, Champlain had over $1.8 billion in assets under management. Champlain's Allocated Assets are managed by a team of investment professionals led by Scott
T. Brayman, CFA, who is the co-founder of Champlain.

Scott T. Brayman, CFA, is the Managing Partner and Chief Investment Officer at Champlain and has more than 22 years of investment management experience.
Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

GlobeFlex Capital, LP (GlobeFlex)

4365 Executive Drive, Suite 720

San Diego, California 92121

GlobeFlex is a registered investment adviser that was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. As of December 31, 2008, GlobeFlex had over $3.7 billion in assets under management, and with over 70 clients. GlobeFlex's Allocated Assets are managed by a team of investment professionals led by Robert J. Anslow, Jr., who is the co-founder of GlobeFlex.

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Robert J. Anslow, Jr., is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 26 year of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management (Nicholas-Applegate) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee's Retirement System (CalPERS) and BayBanks Investment Management of Boston.

SouthernSun Asset Management, Inc. (SouthernSun)

6000 Poplar Avenue, Suite 220

Memphis, Tennessee 38119

SouthernSun is a registered investment adviser that was formed in 1989 to focus on both U.S. and international value small and mid-cap companies, serving the institutional marketplace. As of December 31, 2008, SouthernSun had over $1.0 billion in assets under management. SouthernSun's Allocated Assets are managed by a team of investment professionals led by Michael W. Cook, who is the founder of SouthernSun.

Michael W. Cook, is the Chief Executive Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm, and has more than 20 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.


GE Total Return Fund



Urdang Securities Management, Inc. (Urdang)

630 West Germantown Pike, Suite 300

Plymouth Meeting, PA 19462



Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (Urdang Capital). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (BNY Mellon) and operates as part of BNY Mellon's Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of BNY Mellon's. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs). As of December 31, 2008, Urdang managed accounts invested in publicly-traded real estate securities with assets in the aggregate totaling approximately $1.4 billion.



The portion of the Total Return Fund's assets allocated to Urdang are co-managed by Dean Frankel, CFA and Eric Rothman, CFA.



Dean Frankel is the senior portfolio manager, North America Real Estate Securities, at Urdang. Mr. Frankel joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang's proprietary research process including the firm's Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American real estate securities portfolio.



Eric Rothman is a portfolio manager at Urdang. In his role as portfolio manager, Mr. Rothman is responsible for assisting Mr. Frankel for the strategy for U.S. REITs, including market research, sector allocations and real estate securities analysis. In addition, Mr. Rothman has primary coverage responsibility for the lodging, self storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience. Prior to joining Urdang, Mr. Rothman was an equity REIT research analyst with Wachovia Securities from February 2001 to August 2006 and a research analyst with AEW Capital Management, L.P. from 1997 to 2001.

                                    How to.
                                    Invest.

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How to Buy Shares

The Funds offer several ways to purchase shares. You may purchase shares by mail, bank wire, electronic funds transfer, or by telephone. You may obtain an application from your investment professional, from GE Investment Distributors, Inc. (Distributor) by calling 1-800-242-0134 or from the Funds' website at http://www.gefunds.com.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, social security or taxpayer identification number, and possibly other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. This information will be used only for the purpose of establishing and confirming your identity.

If you do not provide this information when requested, or do not permit us to see identifying documents, we may be unable to verify your identity and open your accounts. Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's net asset value per share. If your account is closed for this reason, your shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable contingent deferred sales charge (CDSC). In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

To reduce expenses by eliminating duplicate mailings to the same address, the Funds may choose to mail only one report, prospectus or proxy statement to your household, even if more than one member of the household has an account with the Funds. If you would like to receive additional reports, prospectuses, or proxy statements, please contact your investment professional or call 1-800-242-0134.

The Funds and the Distributor may reject any purchase order or exchange request for any reason and without prior notice.

The following minimum investments apply to direct accounts with the Distributor.

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Minimum Investments

                                       By mail By wire Automatic
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               Initial Investment.....  $500   $1,000     $25
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               Subsequent Investments.  $100   $1,000     $25
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Minimums are reduced for accounts with active Direct Deposit, Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days' notice and will bear any associated transaction costs, market exposure risks and tax consequences.

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Investing through an Authorized Firm

You may invest through an authorized broker-dealer, investment adviser, financial adviser, retirement plan administrator, insurance company, or other financial intermediary that has entered into a distribution agreement, service agreement or other types of arrangement with GE Asset Management, the Distributor or the Funds (Authorized Firms).

If you invest through an Authorized Firm with an investment professional, that professional can provide investment advice, determine the suitability of a particular Fund or Funds, help you set up your new account and make subsequent investments for you. Your investment professional will forward your investment details and payment to the Fund. Your investment professional may charge fees not described in this Prospectus, such as transaction fees. They also may set different minimum investments or limitations on buying or selling shares. Investors are urged to consult their investment professional for more information.

If you invest through an Authorized Firm, your investment professional must receive your transaction order before the close of trading on the NYSE (normally 4:00 p.m., Eastern time) that day for your transaction to be effective at the net asset value per share determined on that day. Your investment professional may impose an earlier deadline for the receipt of transaction orders. If you do not submit your order before the deadline set by your Authorized Firm, your order will not be effective until the following business day.

Your investment professional may receive different compensation for selling one class of shares than for selling another class.

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If You Work for GE

As a GE employee, or retiree, you and your family members may purchase Class A shares directly from the Distributor without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. If you purchase Fund shares through an investment professional other than the Distributor, including those affiliated with GE, you may pay transaction fees, including any applicable sales charges.

Please call 1-800-242-0134 for details.

Opening an Account

[_] Read this Prospectus.

[_] Complete and sign an application. You may obtain an application from your investment professional, from the Distributor by calling 1-800-242-0134 or from the Funds' website at http://www.gefunds.com.

[_] If you are opening an account directly through the Distributor, send a check drawn on a U.S. bank in U.S. dollars payable to GE Funds. Third party checks, endorsed checks, cash, money orders, travelers cheques, credit card checks or starter checks are not accepted by the Funds.

[_] If adding to an existing account, include your account number on the check.

[_] If a check used to open or add to an account does not clear, you may be assessed an additional charge.

Mail to:

GE Funds

c/o PNC Global Investment Servicing

P.O. Box 9838

Providence, RI 02940

Overnight delivery:

GE Funds

c/o PNC Global Investment Servicing

101 Sabin Street

Pawtucket, RI 02860

Residency Requirement

In order to be eligible to open and maintain an account with the Funds, an investor must be a legal resident of

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the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Distributor. The Distributor and/or the Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains to non-US residents in a check mailed to them; and
(ii) to redeem shares and close the account of an investor who becomes a non-US resident.

Once You Have Opened an Account -- You Have Additional Options

By Wire

[_] You may have your financial institution electronically transfer (wire) monies to your account. Wire to the address below. Include your name, the name of the Fund and your account number.

Wire Address:

PNC Bank

ABA No. 031000053

Account No. 8606089739

[_] Your financial institution may charge a fee for wire transactions.

[_] Wire orders received by the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m., Eastern time) are executed at that day's offering price. Wire orders received after the close of regular trading on the NYSE will receive the next business day's offering price.

Electronic Funds Transfer

You may transfer money between your bank account and your Fund account by electronic funds transfer if you have completed the appropriate section of the application. Electronic funds transfers are similar to wires but are not processed as quickly. Most transfers are completed within three business days of your request. Prior to your first transfer, call the GE Funds at
(800) 242-0134 to confirm that electronic transfer has been enabled on your account.

Direct Deposit or Payroll Savings Plan

[_] You must have an existing account.

[_] You may invest automatically with money deducted from your federal paycheck, Social Security check, GE employee payroll check or through your company's payroll savings plan.

[_] To establish a direct deposit arrangement or to invest through a payroll savings plan, contact your payroll department or federal agency.

[_] You may elect to modify or terminate your participation in the Direct Deposit or Payroll Savings Plans by notifying the Funds in writing.

[_] The Funds may modify or terminate your participation in a Plan upon notice.

Automatic Investment Plan

[_] You may have money transferred directly from your bank account each month. Call 1-800-242-0134 or your investment professional to make arrangements.

[_] Money transferred using the automatic investment plan will not be available from your Fund account for 10 business days.

[_] If an automatic monthly investment transaction fails because there is an insufficient balance in your account, you may be assessed an additional charge. The Funds may modify or terminate the Plan at any time.

GE Funds

Prospectus

How to Invest

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Retirement Plans

Shares of the Funds, other than the GE Tax Exempt Fund, are available for purchase through individual retirement accounts (IRAs) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from your investment professional or the Distributor.

Purchases in Kind -- If You Invest More than $10 Million

Large investments in a Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares "in kind," or provide the Fund with securities instead of cash. The Distributor would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Same-Day Settlement -- GE Money Market Fund -- Institutional Class Only
(Purchase)

A shareholder in the GE Money Market Fund -- Institutional Class will receive same-day settlement of a purchase (and begin earning dividends that day, if any) if a purchase order together with the proper funds (via the Federal Reserve wire system) for purchase are received in good order by the transfer agent on or before the Purchase Cut-Off Time (normally the earlier of (i) 3:00 p.m. Eastern time; or (ii) three (3) hours before the close of the Federal Reserve wire system, on days the net asset value is calculated). If a purchase order is received in good order before the Purchase Cut-Off Time, but the wired funds are not received timely, such purchase order will receive normal (next day) settlement.

Please note that this same-day settlement procedure does not apply to the exchange of shares from other Funds. GE Funds and the Distributor may reject any purchase order or exchange request for any reason and without prior notice.

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Choosing a Share Class

Each Fund (other than the GE Government Securities Fund, GE Tax Exempt Fund and GE Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y shares. GE Tax Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y shares. GE Government Securities Fund currently offers two share classes to investors, namely Class A and Class C shares. GE Money Market Fund currently offers two share classes to investors, namely the Retail Class and Institutional Class shares. The GE Funds no longer offer Class B shares, except in connection with dividend reinvestments and permitted exchanges (see "How to Invest -- Characteristics of Class B Shares" later in this Prospectus).

You should select the share class that best suits your needs. Sales charges and expenses are determined by the share class you select and manner in which you purchase. Offering price is equal to the net asset value next determined after receipt of your order in good form plus any applicable sales charge.

Class A shares carry an initial sales charge. Certain investors listed below under "Sales Charge Waivers for Class A Shares" may purchase Class A shares on a sales charge-waived basis, but may be subject to a contingent deferred sales charge (CDSC) if the Class A shares are sold within one year of purchase. Class C shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class R and Class Y shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Distributor. Class C and Class R shares have higher annual operating expenses than Class A and Class Y shares because of higher distribution and shareholder service fees.

Your investment professional may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and distribution and shareholder service fees for the Class C shares and the distribution and shareholder service fees for the Class R shares have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to Authorized Firms.

You should also consider whether you are eligible to invest in a comparable institutional product advised by GE Asset Management and made available through the Distributor, which may be a lower cost investment even for shareholders that are eligible to invest without a sales charge.

The Funds may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.

GE Funds

Prospectus

How to Invest

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Purchasing Class A Shares

Class A shares may be appropriate for long-term investors who compensate their investment professional for the services they provide with traditional front-end sales charges and for investors who are eligible for quantity discounts or waivers.

Please note that if you are a GE employee or retiree, you and your family members may purchase Class A shares directly from the Distributor without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional.

Class A shares are also available for investment through programs or platforms maintained by Authorized Firms, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.40% (including the 0.25% distribution and service fees or 12b-1 fees) of the average net asset value of such accounts.

Class A shares have initial sales charges, which are included in the offering price. Initial sales charges on Class A shares may be reduced, waived or may vary with the amount invested as described under "Reduced Sales Charges for Class A Shares."

Trail commissions of up to 0.25% may be paid to Authorized Firms that provide on-going services with respect to Class A shares.

The initial sales charge varies with the amount invested, as shown below:

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GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Emerging Markets Equity Fund, and GE Total Return Fund

                                                                                                   Maximum Dealers'
Your Investment**                                    Front-End Sales Charge                          Reallowance*
-----------------                  ---------------------------------------------------------  --------------------------
                                   (As a % of Offering Price) (As a % of Your Net Investment) (As a % of Offering Price)
Less than $50,000.................            5.75%                        6.10%                         5.25%
$50,000 but less than $100,000....            4.25%                        4.44%                         3.75%
$100,000 but less than $250,000...            3.25%                        3.36%                         2.75%
$250,000 but less than $500,000...            2.50%                        2.56%                         2.00%
$500,000 but less than $1,000,000.            2.00%                        2.04%                         1.55%
$1,000,000 or more***.............               0                            0                         +

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GE Fixed Income Fund, GE Government Securities Fund, GE Tax-Exempt Fund and GE High Yield Fund

                                                                                                       Maximum Dealers'
Your Investment**                                     Front-End Sales Charge                             Reallowance*
-----------------                  -----------------------------------------------------------    --------------------------
                                       (As a % of Offering Price) (As a % of Your Net Investment) (As a % of Offering Price)
Less than $100,000................                4.25%                        4.44%                         3.75%
$100,000 but less than $250,000...                3.25%                        3.36%                         2.75%
$250,000 but less than $500,000...                2.50%                        2.56%                         2.00%
$500,000 but less than $1,000,000.                2.00%                        2.04%                         1.55%
$1,000,000 or more***.............                   0                            0                         +

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GE Short-Term Government Fund

                                                                                                   Maximum Dealers'
Your lnvestment**                                                 Front-End Sales Charge             Reallowance*
-----------------                  -------------------------- ------------------------------- --------------------------
                                   (As a % of Offering Price) (As a % of Your Net Investment) (As a % of Offering Price)
Less than $100,000................            2.50%                        2.56%                         2.25%
$100,000 but less than $250,000...            2.25%                        2.30%                         2.00%
$250,000 but less than $500,000...            1.75%                        1.78%                         1.50%
$500,000 but less than $1,000,000.            1.25%                        1.27%                         1.00%
$1,000,000 or more***.............               0                            0                         +

* From time to time, the Distributor may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered "underwriters" under the U.S. securities laws.

** Except for certain employee benefit plans that select Class C shares (see "Purchasing Class C Shares" below), purchases of $1,000,000 or more ($500,000 or more for GE Short-Term Government Fund) intended for Class C shares should be made in Class A shares (for individual investors) or in Class Y shares (for institutional investors).

*** Purchases of $1 million or more of Class A shares pursuant to a sales charge waiver are subject to a 1% CDSC if redeemed within one year of purchase. The Class A shares CDSC does not apply to investors purchasing $1 million or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class' net asset value at the time of the purchase or its net asset value at the time of redemption.

+ For purchases through an Authorized Firm that exceed $1 million, the Distributor will pay a concession of 1.00% of any amounts under $5 million, 0.50% of the next $45 million and 0.25% thereafter, to the selling dealer.

GE Funds

Prospectus

How to Invest

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Reduced Sales Charges for Class A Shares

Purchases of Class A shares have reduced sales charges in the following situations:

[_] "Combined Right Of Accumulation" Policy -- You may qualify for a reduced sales charge on purchases of Class A shares if you currently own any share class of the GE Funds (except the GE Money Market Fund). To receive the reduced sales charge at the time of your purchase, you must inform your investment professional or the Distributor of any other investments in any share class of the GE Funds (except the GE Money Market Fund) held by you or your family members. The term "family member" includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). You should also include any GE Funds shares (except the GE Money Market Fund) held in an account at a broker-dealer or Authorized Firm other than the investment professional handling your current purchase (you may be required to provide account information or documents to allow us to verify the current values). The current net asset value of each share class of the GE Funds (except the GE Money Market
Fund) held in all eligible accounts on the date of your current purchase will be combined with the amount of your purchase to determine whether you qualify for a reduced sales charge on your current purchase.

[_] "Letter Of Intent" Purchase -- if you intend to make purchases in GE Funds of over $50,000 in the Equity Funds or $100,000 in the Fixed Income Funds within a 13-month period, you may sign a letter of intent and receive a volume discount on each purchase as if you were making a single purchase. (Please complete and sign the letter of intent section on the Fund application.) If you fail to satisfy the letter of intent, the higher sales charges applicable to your investment will be assessed retroactively. The Funds' Transfer Agent will hold a portion of the amount specified in the letter of intent as Fund shares in escrow, which will be used to cover the applicable sales charge if the letter is not satisfied.

Sales Charge Waivers for Class A Shares

The sales charge on Class A shares is waived if the purchase:

[_] represents reinvested dividends or capital gains received on Fund shares

[_]?is at least $1 million

[_] is made by an employee retirement plan (such as a 401(k) plan)

[_] is made through an Authorized Firm that makes GE Funds Class A shares available on a load-waived basis to its clients or customers

[_] is made directly through the Distributor by a person or entity that has an affinity with GE, including:

[_] GE employees, retirees or members of their family;

[_] employees and their family members of certain vendors of GE's employee retirement plan;

      [_] participants in retirement plans that include GE Funds as investment options and receive recordkeeping and administrative services from a designated third party through its alliance relationship with the Distributor or its affiliate;

      [_] officers, directors, employees and registered representatives of authorized firms that have agreements with the Distributor or other financial institutions selling Fund shares;

[_] offerees who purchase in response to targeted offerings made by the Distributor; and

      [_] certain investors who previously purchased shares pursuant to a sales charge waiver during special limited offerings.

[_] is made by the GE LifeStyle Funds or directly through the Distributor by another investment company not managed or sponsored by GE Asset Management or any of its affiliates

[_] is made by any other entity designated from time to time by the Funds' Board of Trustees

Purchases of $1 million or more in Class A shares pursuant to a sales charge waiver are subject to a 1% CDSC if redeemed within one year of

--------------------------------------------------------------------------------

purchase. The Class A CDSC is calculated in the same manner and is subject to the same waivers as the CDSC on Class B shares. The Class A CDSC does not apply to investors purchasing $1 million or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. For more information on Class A sales charge waivers, please contact the Distributor or your investment professional.

More Information on Reduced or Waived Sales Charges

The Fund makes information regarding reduced sales charges (including break-points) and sales charge waivers available, free of charge and in a clear and prominent format, on its website at:
http://www.gefunds.com/retail/myaccount/breakpoint_info.html. For more information, please consult your investment professional or the Distributor, or refer to the section titled "Purchase, Redemption and Exchange of Shares" in the GE Funds SAI, which is available on the Fund's website or by calling 1-800-242-0134.

GE Funds

Prospectus

How to Invest

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Characteristics of Class B Shares

Class B shares are closed to new investments. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other GE Fund portfolios or the GE Money Market Fund -- Retail Class (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a dividend reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated contingent deferred sales charges (CDSC) schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect.

Class B shares convert automatically to Class A shares after six years to take advantage of lower expenses. Class B shares acquired initially through Investors Trust Funds convert to Class A shares after eight years.

Trail commissions of up to 0.25% may be paid to Authorized Firms that provide on-going services with respect to Class B shares.

Redemptions subject to a CDSC

Class B shares are subject to a CDSC that declines based on the amount of time you hold your shares. Class B shares redeemed during each of the time periods described at right will be subject to a CDSC. Shares purchased initially through Investors Trust Funds are subject to a longer CDSC period.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class' net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CDSC to fill your redemption requests.

CDSC Waivers on Certain Redemptions of Class A, Class B and Class C Shares

CDSCs are waived on shares:

[_] acquired through dividends or capital gains reinvestment

[_] redeemed because of death or disability, as defined in the Internal Revenue Code of 1986, as amended (Code)

 Contingent Deferred Sales Charges
 ---------------------------------
 Funds                                     Contingent Deferred Sales Charge
 -----                                   -------------------------------------

 GE U.S. Equity Fund....................              [_] 4% in the first year
 GE Core Value Equity Fund..............             [_] 3% in the second year
 GE Premier Growth Equity Fund..........              [_] 2% in the third year
 GE Small Cap Equity Fund...............             [_] 1% in the fourth year
 GE Global Equity Fund..................   [_]?0% in the fifth and sixth years
 GE International Equity Fund...........  [_] converts to Class A shares after
 GE Total Return Fund...................                             six years
                                         -------------------------------------

 GE Fixed Income Fund...................  [_] 3% in the first and second years
 GE Government Securities Fund..........              [_] 2% in the third year
 GE Short-Term Government Fund..........             [_]?1% in the fourth year
 GE Tax-Exempt Fund.....................   [_] 0% in the fifth and sixth years
                                          [_]?converts to Class A shares after
                                                                     six years

 If you initially purchased through
   Investors Trust Funds:...............

 Funds..................................      Contingent Deferred Sales Charge

 Any Fund's Class B shares acquired as                [_] 5% in the first year
   a result of the merger of Investors               [_] 4% in the second year
   Trust Funds with certain GE Funds....              [_] 3% in the third year
                                                     [_] 2% in the fourth year
                                                      [_]?1% in the fifth year
                                                      [_] 0% in the sixth year
                                          [_]?converts to Class A shares after
                                                                   eight years
                                         -------------------------------------

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[_] that are mandatory retirement distributions on IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan

[_] that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor's account value

[_] that are redemptions of Class A shares originally purchased in amounts of $1 million or more if such investors were otherwise eligible to purchase Class A shares pursuant to another sales charge waiver

[_] that represent "substantially equal periodic payments" as described under
Section 72(t)(2) of the Code

[_] that are redeemed because of termination or liquidation of a Fund

Purchasing Class C Shares

Class C shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.

Class C shares are available for investment through programs or platforms maintained by Authorized Firms, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the Class C shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Because you may purchase Class C shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C shares is available to work for you. However, Class C shares pay a higher Rule 12b-1 fees than each of the other share classes and never convert to Class A shares. In that regard, Class C shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C shares may pay more than the economic equivalent of Class A shares' maximum front-end sales charge.

Trail commissions of up to 1.00% may be paid to Authorized Firms that provide on-going services with respect to Class C shares.

Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Distributor related to the sale of Class C shares, including the payment of compensation to Authorized Firms. The CDSC on Class C shares is calculated in the same manner and is subject to the same waivers as the CDSC on Class B shares.

Intended purchases of Class C shares of $1,000,000 or more ($500,000 or more for the GE Short-Term Government Fund) by investors not eligible for Class Y shares should be made in Class A shares. An amount up to 1% of the amount invested in Class C shares is paid by the Distributor to Authorized Firms.

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Purchasing Class R Shares

Class R shares have no initial sales charges or CDSC.

Class R shares are available to investors who invest through programs or platforms maintained by

GE Funds

Prospectus

How to Invest

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Authorized Firms that aggregate trades for groups of investors through omnibus or pooled account arrangements, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.65% (including the 0.50% distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Individual investors that invest directly with the Distributor are not eligible to invest in Class R shares.

Although Class R shares pay a lower Rule 12b-1 fee than Class C shares, Class R shares pay a higher Rule 12b-1 fee than Class A shares (or Class B shares after conversion to Class A shares) and never convert to Class A shares.

Trail commissions of up to 0.50% may be paid to by the Distributor to Authorized Firms that provide on-going services with respect to Class R shares.

Purchasing Class Y Shares -- Institutional Investors

Class Y shares have no initial sales charges or CDSC.

Class Y shares are available to investors who invest through programs or platforms maintained by Authorized Firm, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.15% of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible investors investing through programs or platforms maintained by Authorized Firms.

Class Y shares may also be purchased by: (i) existing Class Y shareholders of record that still hold Class Y shares of any GE Fund as of January 29, 2008; and (ii) all other institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts directly with the Distributor, with a minimum initial investment of $1 million in each Fund for each such investor.

Individual investors that invest directly with the Distributor are not eligible to invest in Class Y shares.

Purchasing GE Money Market Fund -- Retail Class

GE Money Market Fund -- Retail Class shares have no initial sales charge, CDSC or a distribution and service fee (Rule 12b-1 fee), and may be purchased by all investors.

Purchasing GE Money Market Fund -- Institutional Class

GE Money Market Fund -- Institutional Class share will be offered to
(i) affiliated non-money market mutual funds managed by GE Asset Management; and (ii) certain institutional investors (such as corporations and defined benefit plans) purchasing shares for their own account and who invest a minimum of $1 million in the GE Money Market Fund, without an initial sales charge, contingent deferred sales charge (CDSC) or a distribution and service fee (Rule 12b-1 fee).

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How to Redeem Shares

You may take money out of your account by redeeming (selling) some or all of your shares.

Certain redemptions are subject to a redemption fee; however, effective January 29, 2009, the redemption fee has been suspended and it may be reinstated at any time without prior notice. For information on redemption fees, please see "How to Invest -- Redemption Fees" later in this Prospectus.

If You Invested With an Investment Professional

Shares purchased with the assistance of an investment professional may be redeemed either by the investment professional or the shareholder of record. Please see your account statement for the telephone number of your investment professional.

By Mail

Send a signed written request, stating the share class and number of shares or specific dollar amount you want to sell. Your signature(s) must appear exactly as it does on the account registration.

Mail to:

GE Funds

c/o PNC Global Investment Servicing

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

GE Funds

c/o PNC Global Investment Servicing

101 Sabin Street

Pawtucket, RI 02860

Telephone: (401) 721-8050

Signature(s) must each be guaranteed for any redemption:

[_] exceeding $50,000

[_] mailed to a different address from that on record

[_] paid to someone else

[_] wired to a financial institution

[_] mailed to an address that has been changed within the last 30 days

By Telephone

Shares may be redeemed by telephone up to a maximum of $50,000 per day utilizing the Funds' automated Voice Response system or by an agent during business hours. The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered shareholders. Call toll-free 1-800-242-0134. Telephone privileges may be suspended for a particular account upon notice or if the Distributor reasonably believes the caller or accountholder does not have legal capacity to effect transactions.

The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

By Website

Shares may be redeemed through the GE Funds' website at http://www.gefunds.com. Please go to the website and follow the instructions under Account Access.

By Wire

You may redeem your shares by telephone and have the proceeds of the sale wired to a bank that is permitted to conduct business in the United States instead of receiving a check.

[_] Minimum wire amount: $1,000

[_] A $10 fee per wire will be charged to your account (in addition to any applicable CDSCs)

[_] Include your account number, share class and specific dollar amount you want to redeem in your wire request. Wire instructions must have been provided during initial account setup or subsequently by written request signed by all registered shareholders with a signature guarantee

Mail your signed, signature guaranteed written request to establish wire privileges to:

GE Funds

c/o PNC Global Investment Servicing

PO. Box 9838

Providence, RI 02940

Or call the Distributor at 1-800-242-0134.

GE Funds

Prospectus

How to Invest

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By Systematic Withdrawal Plan

You may select a specific amount to be redeemed from your account on a regular basis.

[_] Your account balance must be at least $10,000

[_] Maximum of 10% of the value of your account each year and a minimum of $50 per withdrawal

[_] You may sell shares monthly or quarterly

Checkwriting

Checkwriting privileges may be elected at no cost by shareholders of the GE Money Market Fund. Checks may be made payable to any person in amounts of $100 or more. The Transfer Agent will redeem shares in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "insufficient funds" and you may be assessed an additional charge. Please contact the Distributor at the number listed on the back cover for additional details.

Same-Day Settlement -- GE Money Market Fund -- Institutional Class Only (Redemption)

An existing shareholder in the GE Money Market Fund -- Institutional Class will receive same-day settlement for a redemption and have the proceeds wired that same day (but not be entitled to that day's dividends) if (1) that shareholder's account has been set-up with proper banking instructions to provide for same-day settlement in the GE Money Market Fund and (2) the redemption order is received in good order by the transfer agent on or before the redemption cut-off time (normally the earlier of (i) 3:00 p.m. Eastern time; or (ii) three (3) hours before the close of the Federal Reserve wire system, on days the net asset value is calculated). Redemption orders by accounts set-up for same day settlement received after the redemption cut-off time will receive normal (next day) settlement.

Please note that same-day settlement does not apply when the settlement of redemptions is delayed for the reasons noted elsewhere in this section, and does not apply to the exchange of shares into other GE Funds.

Special Considerations for Selling Shares

[_] If you own more than one share class of a Fund, specify which share class you want to sell. Otherwise, the selling transaction may be delayed.

[_] When using a check to sell shares of GE Money Market Fund, the minimum check amount is $100.

[_] If you have purchased shares of a Fund by personal check, redemption of these shares, under normal circumstances, can only be processed after 15 calendar days have passed in order to provide the Fund with sufficient time to make sure that your check clears.

[_] If your account balance falls below $500, the transfer agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the transfer agent may sell your shares and mail the proceeds to you, in which case you will bear any associated transaction costs, market exposure risks and tax consequences. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit accounts, Payroll Savings Plan accounts and Automatic Investment Plan accounts.

[_] Normally, redemption requests are processed by the next business day after receipt of a request in good order (except certain GE Money Market Fund transactions may be processed same day, as described more fully in the section entitled "How to Redeem Shares"), but payments, in either case, may take up to seven business days if making immediate payment would adversely affect the Fund.

[_] Redemptions may be suspended or payment postponed when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

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Reinstatement of Shares

For 60 days after you sell shares, you have the right to "reinstate" your investment at the then current net asset value and pay no sales charge. For Class A and Class C shares, any CDSC associated with the redemption will be reinstated to your account in direct proportion to the amount reinvested. Reinstatement will occur at the then-current net asset value and may have tax consequences. This reinstatement privilege does not apply with respect to Class B shares.

You must request share reinstatement in writing.

Redemptions in Kind

Large redemptions that exceed $250,000 or 1% of a Fund's assets may be considered detrimental to the Fund's existing shareholders. Therefore, to the extent permitted by law, the Fund may require that you take a "redemption in kind" upon redemption and may give you portfolio securities instead of cash proceeds. You may have to sell those securities through a broker and may incur transaction costs when you sell them.

How to Exchange Shares

You may exchange shares of a class of one GE Fund for the same class of another GE Fund or for the Retail Class shares of the GE Money Market Fund. You can also exchange shares from GE Money Market Fund -- Retail Class for Class A, Class C, Class R or Class Y shares of any other GE Fund, provided that you are eligible to invest in the requested share class. If you are an existing Class B shareholder, you may also exchange Retail Class shares of the GE Money Market Fund for Class B shares of any other GE Fund; provided however, such exchange privilege does not apply to Retail Class shares of the GE Money Market Fund derived from new investments made on or after January 29, 2007. There are no exchange privileges with respect to the GE Money Market Fund -- Institutional Class shares. Exchanges are permitted provided that the acquired Fund is an investment option available to the investor requesting the exchange and the investor meets the eligibility and minimum investment requirements. An exchange may be subject to a redemption fee; however, effective January 29, 2009, the redemption fee has been suspended and it may be reinstated at any time without prior notice. For information on redemption fees, please see "How to Invest -- Redemption Fees" later in this Prospectus. An exchange is a sale and purchase of shares for tax purposes. You may have a taxable gain or loss when you exchange your shares. To exchange shares:

[_] by phone, call 1-800-242-0134. (This option is subject to a $100 minimum and is not available for certain corporate or trust accounts.)

[_] through the GE Funds website at http://www.gefunds.com (This option is subject to a $100 minimum and is not available for certain corporate or trust accounts.)

[_] in writing, send your request to GE Funds:

Mail to:

GE Funds

c/o PNC Global Investment Servicing

PO. Box 9838

Providence, RI 02940

Overnight Delivery:

GE Funds

c/o PNC Global Investment Servicing

101 Sabin Street

Pawtucket, RI 02860

Telephone: (401) 721-8050

If you exchange Class A, Class B or Class C shares for GE Money Market Fund -- Retail Class shares, you will be subject to the applicable CDSC at the time that you sell your GE Money Market Fund -- Retail Class shares. The time that you hold GE Money Market Fund shares is not included in the holding period for purposes of calculating the applicable CDSC on a redemption.

GE Funds

Prospectus

How to Invest

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When We Receive Your Transaction Order

Purchase and redemption requests received in good order will be executed at the next offering price calculated after receipt of transaction instructions. Offering price is equal to the net asset value next determined plus any applicable sales charge.

[_] Purchase and redemption orders are executed only on days when the NYSE is open for trading. NAV is normally calculated as of the close of business on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

[_] If you hold more than one class of shares of a Fund, you must specify which class you intend to purchase or sell.

[_] For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.

To pay for the cost of promoting the Funds and servicing your shareholder account, Class A, Class B, Class C and Class R shares of the Funds have adopted Rule 12b-1 plans, which require that fees be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges. The table on the following page shows the distribution and service fees associated with investing in each class of shares.

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Distribution and Shareholder Service Fees

Shareholder Servicing and Distribution Plan

The Funds have adopted a Shareholder Servicing and Distribution Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to the classes of shares of each Fund noted on the following page. Under the Plan, the participating classes of each Fund pay the Distributor fees for shareholder and distribution services provided to the classes of shares at annual rates of the value of the average daily net assets of the classes specified below. Fees to be paid with respect to the Funds under the Plan are calculated daily and paid monthly. The fees payable are intended to compensate the Distributor or enable the Distributor to compensate other persons (Service Providers), for providing ongoing service and/or maintenance of the accounts of shareholders of the Fund and to compensate the Distributor or enable the Distributor to compensate Service Providers, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

These distribution and service fees may be voluntarily reduced by the Distributor on a temporary basis for certain Income Funds and certain share classes and may return to their stated levels at any time without prior notice.

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Distribution and Shareholder Service Fee Rates

                     All GE Funds except
                          GE Short-
                     Term Government Fund
                     and GE Money Market               GE Short-
                            Fund*                 Term Government Fund
                 -------------------------    -------------------------
                 Distribution Fee Service Fee Distribution Fee Service Fee
                 ---------------- ----------- ---------------- -----------
     Class A....       0.00%         0.25%**        0.00%         0.25%**
                       ----          ----           ----          ----
     Class B....       0.75%         0.25%          0.60%         0.25%
                       ----          ----           ----          ----
     Class C....       0.75%         0.25%          0.75%         0.25%
                       ----          ----           ----          ----
     Class R***.       0.25%         0.25%**        0.25%         0.25%**
                       ----          ----           ----          ----
     Class Y....       None          None           None          None
                       ----          ----           ----          ----

* No distribution and service fees are paid by the GE Money Market Fund.

** The 0.25% paid under the Rule 12b-1 plan may be used for both distribution and shareholder service expenses.

*** Except for the GE Government Securities Fund and the GE Tax-Exempt Fund, which do not have Class R shares.

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Networking and Sub-Transfer Agency Fees

The Funds may also pay certain Authorized Firms for services such as networking or sub-transfer agency (which typically includes record keeping investor accounts and aggregating, netting and/or transmission of orders). Payments are generally based on either (1) a percentage of the average daily net assets of investor accounts serviced by such Authorized Firms, or (2) a specified amount per account serviced or per transaction effected by such Authorized Firms. Payments are not intended to exceed the amount that the Funds would otherwise pay to the Funds transfer agent for performing these services. Any payments are in addition to, rather than in lieu of, shareholder servicing and distribution fees the Authorized Firm may also be receiving. From time to time, GE Asset Management or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits or other resources.

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Other Compensation Arrangements

GE Asset Management and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay various amounts of additional compensation to certain Authorized Firms. This additional compensation constitutes payments over and above other types of shareholder servicing and distribution payments described elsewhere in the Prospectus. Firms that receive these payments may be affiliated with GE Asset Management.

Payments may relate to selling and/or servicing activities, such as: access to an Authorized Firm's customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activity; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities.

Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. As part of such a program, broker-dealers would promote the Funds rather than other mutual funds.

GE Asset Management does not direct the Funds' portfolio securities transactions, or otherwise compensate broker-dealers in connection with any Fund's portfolio transactions in consideration of sales of Fund shares.

GE Funds

Prospectus

How to Invest

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GE Asset Management and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software,
(ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. GE Asset Management and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors.

Authorized Firms and consultants that receive these various types of payments (including those affiliated with GE Asset Management) may have a conflict of interest in recommending or selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds. Ask your investment professional or visit your financial intermediary's website for more information.

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Disruptive Trading Policy

The Funds are meant for long-term investing. They are not meant for "market timing" or other types of frequent or short-term trading ("disruptive trading"). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund's investment portfolio. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Authorized Firm.

Direct Investor Accounts

An investor that redeems or exchanges out of a particular Fund (other than the Money Market Fund) within 30 days of a purchase or exchange into that same Fund may be restricted from further investing in any Fund or exchanging between Funds, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker- dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of GE Asset Management (or its affiliates).

The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Authorized Firms through omnibus accounts with the Funds. The restrictions applicable to omnibus accounts with Authorized Firms are discussed below.

Exceptions:

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by GE Asset Management;
(4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio

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rebalancing) by defined benefit plans that receive asset allocation services by GE Asset Management. The Funds may also exclude small transactions less than an amount set from time to time under the Funds' policies.

Omnibus Accounts with Authorized Firms

The Funds are also offered through Authorized Firms that may establish an "omnibus" account with the Funds. Because the Funds may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Authorized Firms or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with an Authorized Firm, the Funds will consider whether the Authorized Firm has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Authorized Firm has its own disruptive trading policies and procedures, the Funds will seek assurance from the Authorized Firm that such policies and procedures will be effectively enforced.

If the Authorized Firm does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the Authorized Firm's cooperation in enforcing the Funds' disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it.

There are a number of existing omnibus accounts with Authorized Firms that were established prior to the adoption of the foregoing policies and procedures. These Authorized Firms may not have their own disruptive trading policies and procedures and/or the Funds may not have obtained their cooperation in enforcing the Funds' disruptive trading policies and procedures. The Funds will continue to make reasonable efforts to work with these Authorized Firms to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans

Participants in certain defined contribution plans that exchange out of any Fund (other than the GE Money Market Fund) may be restricted from further exchanging back into that same Fund for a period of at least 30 days. This restriction does not affect the participant's ability to exchange into any investment option that has not been restricted or the participant's ability to continue contributions into the participant's defined contribution plan (including that same Fund).

This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments.

Reservation of Rights to Reject Purchase or Exchange Orders

The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Authorized Firm.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the Funds and the Distributor to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund's disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Funds to detect or stop disruptive trading in certain omnibus accounts with Authorized Firms. Regardless of whether those Authorized Firms have their own disruptive trading policies and procedures or cooperate in enforcing the Funds' policies and procedures to the

GE Funds

Prospectus

How to Invest

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extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

[_] require a Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market;

[_] require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and

[_] increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in "time-zone arbitrage," a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield bonds or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in "liquidity arbitrage," a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund's portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

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Redemption Fees (currently suspended)

A 2% redemption fee is charged on redemptions of shares of GE International Equity Fund, GE Emerging Markets Equity Fund and GE Global Equity Fund that are redeemed (either by selling the shares or exchanging into another Fund) within 90 days of purchase (either by buying the shares or exchanging into those Funds), subject to certain exceptions. Shares of GE International Equity Fund, GE Emerging Markets Equity Fund and GE Global Equity Fund held for more than 90 days are not subject to this 2% redemption fee. To discourage shareholders from engaging in disruptive trading in the GE International Equity Fund, GE Emerging Markets Equity Fund or the GE Global Equity Fund, and to offset brokerage commissions, market impact, and other costs associated with disruptive trading, a 2% redemption fee is charged on redemptions of shares of such Funds. This fee is paid to the respective Funds, not GE Asset Management or the Distributor, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to shares: (1) acquired through dividends or capital gains investments; (2) purchased through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; (5) that are redemptions effected through the Systematic Withdrawal

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Plan; and (6) purchased or redeemed by GE LifeStyle Funds. These exceptions apply to shares purchased or redeemed either directly with the Fund or its Transfer Agent or indirectly through an Authorized Firm.

The 2% redemption fee will also be imposed on investments made through Authorized Firms in certain omnibus accounts that are not exempt as described above.

Effective January 29, 2009, the redemption fee has been suspended. It may be reinstated at any time without prior notice.

GE Funds...  Dividends,
Prospectus.     Capital
                  Gains
              and Other
                    Tax
            Information

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Most GE Funds pay dividends from net investment income and distributions from net capital gains once each year. Unless you instruct a Fund to pay dividends from net investment income and distributions from net capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or distributions. The Funds reserve the right to pay dividends from net investment income and distributions from net capital gains (net of applicable withholding taxes, if any) to non-US residents in a check mailed to them.

GE Funds are subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and distribute net capital gains more frequently.

 Fund                                           Distribution Schedule
 ----                                   -------------------------------------
 GE U.S. Equity Fund...................
 GE Core Value Equity Fund.............
 GE Premier Growth Equity Fund.........    [_] Dividends of investment income
 GE Small-Cap Equity Fund..............       are typically declared and paid
 GE Global Equity Fund.................                             annually.
 GE International Equity Fund..........  [_] Short-term and long-term capital
 GE Emerging Markets Equity Fund....... gains, if any, are typically declared
 GE Total Return Fund..................                    and paid annually.
 GE Fixed Income Fund..................
 GE Government Securities Fund.........    [_]?Dividends of investment income
 GE Short-Term Government Fund.........  are declared daily and paid monthly.
 GE Tax-Exempt Fund....................  [_] Short-term and long-term capital
 GE High Yield Fund.................... gains, if any, are typically declared
 GE Money Market Fund..................                    and paid annually.

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Taxes

Tax issues can be complicated. We suggest you consult your tax advisor for any questions you may have.

Except for investments made through tax-deferred accounts, you generally will owe taxes on amounts distributed to you. Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at long-term capital gain rates regardless of how long you have owned your shares. Certain dividends paid to individuals may qualify to be taxed at long-term capital gain rates if the necessary holding periods are satisfied. Distributions generally will be taxed in the same manner whether they are received in cash or reinvested.

In addition, if you sell or redeem Fund shares, you generally will realize a capital gain or loss, which will be long-term or short-term, depending upon how long you held those shares. If you exchange shares for the same class of another GE Fund, the exchange will be treated as a sale and purchase of shares for tax purposes.

If you buy shares of a Fund that has accumulated income or realized capital gains but has not yet distributed the income or gains shortly before the ex-dividend date, you will be "buying a dividend" by paying the full price for shares of the Fund but may receive part of the purchase price back in the form of a taxable distribution. To avoid "buying a dividend", you should check the respective Fund's distribution schedule prior to investing.

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Distributions from GE Tax Exempt Fund

In general, income from the GE Tax Exempt Fund is exempt from regular federal income tax but will generally be subject to state and local taxes. Because the Fund may invest in taxable securities, some dividends from net investment income may be subject to federal, state and local income taxes. Moreover, some dividends from net investment income may be subject to federal alternative minimum taxes. Short-term and long-term capital gains distributed by the Fund are taxable.

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Taxes on Transactions

Redemption, (including exchanges) may result in capital gains or losses for federal income tax purposes. A capital gain or loss on your investment is generally the difference between the cost basis of your shares and the proceeds you receive upon sale.

Tax Statement

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.

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Backup Withholding

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 28% of most Fund distributions and the proceeds from redemption of Fund shares.

GE Funds... Calculating
Prospectus.       Share
                  Value

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Fund shares are sold and redeemed at net asset value (NAV) plus any applicable sales charge or less any applicable CDSC. The NAV of each share is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. The NYSE is closed on certain holidays listed in the SAI. The value of the portfolio securities held by each Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The NAV per share class for each Fund is determined by adding the value of the Fund's investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class' outstanding shares.

A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices .

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the GE Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities. Investments that are fair valued are subject to valuation risk.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than

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would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Portfolio securities that are valued using techniques other than market quotations are subject to valuation risk.

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Financial..
Highlights.

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The financial highlights tables that follow are intended to help you understand a Fund's financial performance for the fiscal years ended September 30, except for GE Emerging Markets Equity Fund and GE High Yield Fund which have no operating history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been derived from the Funds' financial statements which, for each period, have been audited by KPMG LLP, registered independent public accountants. KPMG's report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available upon request.

GE Funds

Prospectus

Financial Highlights

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GE U.S.

Equity Fund

                                                                                    CLASS A
                                                              ---------------------------------------------------
Years ended September 30.....................................     2008         2007      2006      2005      2004
                                                              --------     --------  --------  --------  --------
Inception date...............................................       --           --        --        --   2/22/93
                                                              --------     --------  --------  --------  --------
Net asset value, beginning of period......................... $  31.03     $  30.00  $  28.69  $  26.41  $  24.19
                                                              --------     --------  --------  --------  --------
Income (loss) from investment operations:
                                                              --------     --------  --------  --------  --------
   Net investment income (loss) (b)..........................     0.22         0.34      0.29      0.36      0.20
                                                              --------     --------  --------  --------  --------
   Net realized and unrealized gains (losses) on investments.    (5.27)        4.27      2.76      2.11      2.19
                                                              --------     --------  --------  --------  --------
Total income (loss) from investment operations...............    (5.05)        4.61      3.05      2.47      2.39
                                                              --------     --------  --------  --------  --------
Less distributions from:
                                                              --------     --------  --------  --------  --------
   Net investment income.....................................     0.25         0.42      0.46      0.19      0.17
                                                              --------     --------  --------  --------  --------
   Net realized gains........................................     2.99         3.16      1.28        --        --
                                                              --------     --------  --------  --------  --------
Total distributions..........................................     3.24         3.58      1.74      0.19      0.17
                                                              --------     --------  --------  --------  --------
Net asset value, end of period............................... $  22.74     $  31.03  $  30.00  $  28.69  $  26.41
                                                              --------     --------  --------  --------  --------
Total Return (a).............................................   (17.86)%      16.59%    11.13%     9.40%     9.87%
                                                              --------     --------  --------  --------  --------
Ratios/Supplemental Data:
                                                              --------     --------  --------  --------  --------
   Net assets, end of period (in thousands).................. $236,786     $316,324  $298,764  $339,327  $337,920
                                                              --------     --------  --------  --------  --------
Ratios to average net assets:
                                                              --------     --------  --------  --------  --------
       Net investment income*................................     0.85%        1.15%     1.00%     1.28%     0.77%
                                                              --------     --------  --------  --------  --------
       Net expenses*.........................................     0.79%(e)     0.76%     0.80%     0.78%     0.78%
                                                              --------     --------  --------  --------  --------
       Gross expenses*.......................................     0.79%        0.76%     0.80%     0.78%     0.78%
                                                              --------     --------  --------  --------  --------
   Portfolio turnover rate...................................       55%          53%       46%       36%       29%
                                                              --------     --------  --------  --------  --------

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GE Premier Growth Equity Fund

                                                                                      CLASS A
                                                              -----------------------------------------------------
Years ended September 30.....................................     2008         2007       2006      2005       2004
                                                              --------     --------   --------  --------  ---------
Inception date...............................................                    --         --        --   12/31/96
                                                              --------     --------   --------  --------  ---------
Net asset value, beginning of period......................... $  27.15     $  27.64   $  26.96  $  24.71  $   23.26
                                                              --------     --------   --------  --------  ---------
Income (loss) from investment operations:
                                                              --------     --------   --------  --------  ---------
   Net investment loss (b)...................................     0.01        (0.02)      0.03      0.11      (0.01)
                                                              --------     --------   --------  --------  ---------
   Net realized and unrealized gains (losses) on investments.    (3.76)        3.64       1.23      2.19       1.46
                                                              --------     --------   --------  --------  ---------
Total income (loss) from investment operations...............    (3.75)        3.62       1.26      2.30       1.45
                                                              --------     --------   --------  --------  ---------
Less distributions from:
                                                              --------     --------   --------  --------  ---------
   Net investment income.....................................     0.00(c)        --         --      0.05         --
                                                              --------     --------   --------  --------  ---------
   Net realized gains........................................     2.56         4.11       0.58        --         --
                                                              --------     --------   --------  --------  ---------
Total distributions..........................................     2.56         4.11       0.58      0.05         --
                                                              --------     --------   --------  --------  ---------
Net asset value, end of period............................... $  20.84     $  27.15   $  27.64  $  26.96  $   24.71
                                                              --------     --------   --------  --------  ---------
Total Return (a).............................................   (14.92)%      14.24%      4.69%     9.31%      6.23%
                                                              --------     --------   --------  --------  ---------
Ratios/Supplemental Data:
                                                              --------     --------   --------  --------  ---------
   Net assets, end of period (in thousands).................. $162,122     $215,568   $224,381  $358,382  $ 378,947
                                                              --------     --------   --------  --------  ---------
Ratios to average net assets:
                                                              --------     --------   --------  --------  ---------
       Net investment income (loss)*.........................     0.06%       (0.07)%     0.12%     0.43%     (0.04)%
                                                              --------     --------   --------  --------  ---------
       Net expenses*.........................................     1.07%(e)     1.01%      1.02%     0.97%      1.00%
                                                              --------     --------   --------  --------  ---------
       Gross expenses*.......................................     1.07%        1.01%      1.02%     0.97%      1.00%
                                                              --------     --------   --------  --------  ---------
   Portfolio turnover rate...................................       30%          28%        25%       34%        21%
                                                              --------     --------   --------  --------  ---------

                       See Notes to Financial Highlights

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                   CLASS B                                         CLASS C                       CLASS R
-------------------------------------------    --------------------------------------------    --------     ------------
2008      2007    2006     2005       2004        2008      2007    2006    2005      2004        2008          2008
----     ------  ------  -------  ---------    -------     ------  ------  ------  --------    --------     --------
      --     --      --       --   12/22/93                    --      --      --   9/30/99     1/29/08
  $29.49 $28.62  $27.36  $ 25.20  $   23.11    $ 29.00     $28.24  $27.07  $24.93  $  22.93    $  25.12     $  30.93
    0.02   0.12    0.06     0.16       0.00(c)    0.02       0.12    0.07    0.15      0.00(c)     0.11         0.29
  (5.00)   4.06    2.64     2.00       2.09      (4.90)      4.00    2.60    1.99      2.07       (2.52)       (5.25)
  (4.98)   4.18    2.70     2.16       2.09      (4.88)      4.12    2.67    2.14      2.07       (2.41)       (4.96)
 0.00(c)   0.15    0.16       --         --       0.03       0.20    0.22      --      0.07        0.00(c)      0.33
    2.99   3.16    1.28       --         --       2.99       3.16    1.28      --        --        0.00(c)      2.99
    2.99   3.31    1.44       --         --       3.02       3.36    1.50      --      0.07        0.00         3.32
  $21.52 $29.49  $28.62  $ 27.36  $   25.20    $ 21.10     $29.00  $28.24  $27.07  $  24.93    $  22.71     $  22.65
(18.48)%  15.72%  10.28%    8.57%      9.04%    (18.47)%    15.71%  10.29%   8.58%     9.05%      (9.59)%     (17.65)%
  $2,222 $4,910  $6,738  $12,406  $  19,373    $ 4.658     $6,892  $7,649  $9,306  $ 12,355    $      9     $113,123
   0.09%   0.43%   0.23%    0.58%      0.02%      0.10%      0.42%   0.25%   0.57%     0.01%       0.65%        1.10%
1.54%(e)   1.51%   1.55%    1.53%      1.53%      1.54%(e)   1.51%   1.55%   1.53%     1.53%       1.04%(e)     0.54%(e)
   1.54%   1.51%   1.55%    1.53%      1.53%      1.54%      1.51%   1.55%   1.53%     1.53%       1.04%        0.54%
     55%     53%     46%      36%        29%        55%        53%     46%     36%       29%         55%(d)       55%

           CLASS Y
----------------------------------------
  2007      2006      2005       2004
--------  --------  --------  ---------
      --        --        --   11/29/93
$  29.92  $  28.62  $  26.35  $   24.14
    0.41      0.37      0.44       0.27
    4.26      2.75      2.10       2.17
    4.67      3.12      2.54       2.44
    0.50      0.54      0.27       0.23
    3.16      1.28        --         --
    3.66      1.82      0.27       0.23
$  30.93  $  29.92  $  28.62  $   26.35
   16.87%    11.40%     9.68%     10.13%
$136,756  $115,005  $306,532  $ 346,807
    1.39%     1.27%     1.56%      1.02%
    0.51%     0.54%     0.53%      0.53%
    0.51%     0.54%     0.53%      0.53%
      53%       46%       36%        29%

                     CLASS B                                             CLASS C                          CLASS R
------------------------------------------------   --------------------------------------------------   --------
2008       2007      2006      2005       2004        2008       2007      2006      2005       2004       2008
----     -------   -------   -------   ---------   -------     -------   -------   -------   --------   --------
      --      --        --        --    12/31/96        --          --        --        --    9/30/99    1/29/08
  $24.71 $ 25.67   $ 25.27   $ 23.29   $   22.09   $ 24.72     $ 25.68   $ 25.28   $ 23.30   $  22.10   $  22.19
  (0.15)   (0.20)    (0.16)    (0.07)      (0.19)    (0.15)      (0.20)    (0.16)    (0.08)     (0.19)     (0.02)
  (3.38)    3.35      1.14      2.05        1.39     (3.39)       3.35      1.14      2.06       1.39      (1.37)
  (3.53)    3.15      0.98      1.98        1.20     (3.54)       3.15      0.98      1.98       1.20      (1.39)
 0.00(c)      --        --        --          --      0.00(c)       --        --        --         --       0.00(c)
    2.56    4.11      0.58        --          --      2.56        4.11      0.58        --         --       0.00
    2.56    4.11      0.58        --          --      2.56        4.11      0.58        --         --       0.00
  $18.62 $ 24.71   $ 25.67   $ 25.27   $   23.29   $ 18.62     $ 24.72   $ 25.68   $ 25.28   $  23.30   $  20.80
(15.55)%   13.40%     3.88%     8.50%       5.43%   (15.59)%     13.40%     3.88%     8.50%      5.43%     (6.26)%
  $6,115 $12,542   $16,432   $27,629   $  35,377   $19,630     $31,467   $39,838   $63,433   $ 68,744   $      9
 (0.71)%   (0.82)%   (0.64)%   (0.29)%     (0.78)%   (0.70)%     (0.82)%   (0.63)%   (0.32)%    (0.79)%    (0.16)%
1.82%(e)    1.76%     1.77%     1.72%       1.75%     1.82%(e)    1.76%     1.78%     1.72%      1.75%      1.32%(e)
   1.82%    1.76%     1.77%     1.72%       1.75%     1.82%       1.76%     1.78%     1.72%      1.75%      1.32%
     30%      28%       25%       34%         21%       30%         28%       25%       34%        21%        30%

                      CLASS Y
---------------------------------------------------
   2008       2007       2006     2005       2004
-------    -------     -------  --------  ---------
     --         --          --        --   12/31/96
$ 27.57    $ 28.11     $ 27.40  $  25.13  $   23.60
   0.07       0.04        0.10      0.16       0.05
  (3.83)      3.70        1.25      2.26       1.48
  (3.76)      3.74        1.35      2.42       1.53
   0.00(c)    0.17        0.06      0.15         --
   2.56       4.11        0.58        --         --
   2.56       4.28        0.64      0.15         --
$ 21.25    $ 27.57     $ 28.11  $  27.40  $   25.13
 (14.71)%    14.52%       4.94%     9.62%      6.48%
$ 5,531    $16,826     $66,149  $209,902  $ 139,864
   0.29%      0.17%       0.34%     0.58%      0.21%
   0.82%      0.75%(e)    0.76%     0.72%      0.75%
   0.82%      0.75%       0.76%     0.72%      0.75%
     30%        28%         25%       34%        21%

                       See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

--------------------------------------------------------------------------------

GE Core Value Equity Fund

                                                                                  CLASS A
                                                              ----------------------------------------------
Years ended September 30.....................................    2008        2007     2006     2005     2004
                                                              -------     -------  -------  -------  -------
Inception date...............................................      --          --       --       --   9/8/93
                                                              -------     -------  -------  -------  -------
Net asset value, beginning of period......................... $ 12.82     $ 11.93  $ 11.65  $ 10.94  $  9.81
                                                              -------     -------  -------  -------  -------
Income (loss) from investment operations:
                                                              -------     -------  -------  -------  -------
   Net investment income (loss) (b)..........................    0.08        0.12     0.09     0.11     0.07
                                                              -------     -------  -------  -------  -------
   Net realized and unrealized gains (losses) on investments.   (1.80)       1.91     1.17     1.04     1.13
                                                              -------     -------  -------  -------  -------
Total income (loss) from investment operations...............   (1.72)       2.03     1.26     1.15     1.20
                                                              -------     -------  -------  -------  -------
Less distributions from:
                                                              -------     -------  -------  -------  -------
   Net investment income.....................................    0.08        0.14     0.10     0.09     0.07
                                                              -------     -------  -------  -------  -------
   Net realized gains........................................    2.16        1.00     0.88     0.35       --
                                                              -------     -------  -------  -------  -------
Total distributions..........................................    2.24        1.14     0.98     0.44     0.07
                                                              -------     -------  -------  -------  -------
Net asset value, end of period............................... $  8.86     $ 12.82  $ 11.93  $ 11.65  $ 10.94
                                                              -------     -------  -------  -------  -------
Total Return (a).............................................  (15.86)%     18.00%   11.58%   10.73%   12.32%
                                                              -------     -------  -------  -------  -------
Ratios/Supplemental Data:
                                                              -------     -------  -------  -------  -------
   Net assets, end of period (in thousands).................. $42,078     $56,907  $58,024  $47,633  $48,065
                                                              -------     -------  -------  -------  -------
Ratios to average net assets:
                                                              -------     -------  -------  -------  -------
       Net investment income (loss)*.........................    0.76%       1.02%    0.80%    1.00%    0.61%
                                                              -------     -------  -------  -------  -------
       Net expenses*.........................................    1.17%(e)    1.20%    1.20%    1.20%    1.20%
                                                              -------     -------  -------  -------  -------
       Gross expenses*.......................................    1.35%       1.20%    1.19%    1.21%    1.31%
                                                              -------     -------  -------  -------  -------
   Portfolio turnover rate...................................      67%         59%      52%      35%      32%
                                                              -------     -------  -------  -------  -------

--------------------------------------------------------------------------------

GE Small-Cap Equity Fund

                                                                                    CLASS A
                                                              -------------------------------------------------
Years ended September 30.....................................    2008        2007      2006      2005      2004
                                                              -------     -------   -------   -------  --------
Inception date...............................................      --          --        --        --   9/30/98
                                                              -------     -------   -------   -------  --------
Net asset value, beginning of period......................... $ 16.13     $ 16.16   $ 15.70   $ 14.87  $  12.67
                                                              -------     -------   -------   -------  --------
Income (loss) from investment operations:
                                                              -------     -------   -------   -------  --------
   Net investment income (loss) (b)..........................   (0.00)(c)   (0.01)    (0.02)     0.04     (0.06)
                                                              -------     -------   -------   -------  --------
   Net realized and unrealized gains (losses) on investments.   (2.43)       2.24      1.03      2.89      2.26
                                                              -------     -------   -------   -------  --------
Total income (loss) from investment operations...............   (2.43)       2.23      1.01      2.93      2.20
                                                              -------     -------   -------   -------  --------
Less distributions from:
                                                              -------     -------   -------   -------  --------
   Net investment income.....................................    0.00(c)       --      0.02        --        --
                                                              -------     -------   -------   -------  --------
   Net realized gains........................................    2.97        2.26      0.53      2.10        --
                                                              -------     -------   -------   -------  --------
Total distributions..........................................    2.97        2.26      0.55      2.10        --
                                                              -------     -------   -------   -------  --------
Net asset value, end of period............................... $ 10.73     $ 16.13   $ 16.16   $ 15.70  $  14.87
                                                              -------     -------   -------   -------  --------
Total Return (a).............................................  (17.68)%     14.87%     6.60%    20.87%    17.36%
                                                              -------     -------   -------   -------  --------
Ratios/Supplemental Data:
                                                              -------     -------   -------   -------  --------
   Net assets, end of period (in thousands).................. $42,271     $58,523   $59,397   $56,235  $ 48,852
                                                              -------     -------   -------   -------  --------
Ratios to average net assets:
                                                              -------     -------   -------   -------  --------
       Net investment income (loss)*.........................    0.03%      (0.03)%   (0.13)%    0.26%    (0.38)%
                                                              -------     -------   -------   -------  --------
       Net expenses*.........................................    1.37%(e)    1.24%     1.21%     1.21%     1.25%
                                                              -------     -------   -------   -------  --------
       Gross expenses*.......................................    1.38%       1.24%     1.21%     1.21%     1.24%
                                                              -------     -------   -------   -------  --------
   Portfolio turnover rate...................................      60%         37%       38%       34%       93%
                                                              -------     -------   -------   -------  --------

                       See Notes to Financial Highlights

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CLASS B                                                                    CLASS C                      CLASS R
-------                                                ---------------------------------------------   -------    -----------
2008                   2007    2006    2005     2004      2008      2007    2006      2005     2004      2008        2008
----                  ------  ------  ------  ------   -------     ------  ------  ------     -------  -------    -------
--                      --      --      --     9/8/93      --        --      --        --     9/30/99   1/29/08       --
--                    ------  ------  ------  ------   -------     ------  ------  ------     -------  -------    -------
   $12.21............ $11.38  $11.15  $10.47  $ 9.39   $ 12.12     $11.32  $11.10  $10.43     $ 9.37   $ 9.66     $ 13.91
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       (0.00)(c).....   0.04      --    0.03   (0.01)    (0.00)(c)   0.03      --    0.03      (0.01)    0.04        0.13
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       (1.69)........   1.81    1.11    1.00    1.09     (1.68)      1.81    1.11    0.99       1.08    (0.85)      (1.98)
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       (1.69)........   1.85    1.11    1.03    1.08     (1.68)      1.84    1.11    1.02       1.07    (0.81)      (1.85)
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       0.00..........   0.02      --      --      --      0.00(c)    0.04    0.01   (0.00)(c)   0.01     0.00        0.11
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       2.16..........   1.00    0.88    0.35      --      2.16       1.00    0.88    0.35         --     0.00        2.16
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       2.16..........   1.02    0.88    0.35      --      2.16       1.04    0.89    0.35       0.01     0.00        2.27
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       $8.36......... $12.21  $11.38  $11.15  $10.47   $  8.28     $12.12  $11.32  $11.10     $10.43   $ 8.85     $  9.79
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
(16.42)%.............  17.14%  10.66%   9.88%  11.50%   (16.45)%    17.18%  10.72%   9.85%     11.43%   (8.39)%    (15.56)%
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
   $1,509............ $2,967  $4,201  $6,342  $9,734   $ 1,098     $1,535  $1,625  $1,695     $1,690   $    9     $     9
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
   (0.01)%...........   0.33%   0.04%   0.29%  (0.13)%    0.00%      0.29%   0.05%   0.24%     (0.14)%   0.59%       1.13%
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       1.92%(e)......   1.95%   1.95%   1.95%   1.95%     1.92%(e)   1.95%   1.95%   1.95%      1.95%    1.42%(e)    0.92%(e)
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       2.10%.........   1.95%   1.95%   1.96%   2.05%     2.10%      1.95%   1.94%   1.96%      2.05%    1.60%       1.10%
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------
       67%...........     59%     52%     35%     32%       67%        59%     52%     35%        32%      67%(d)      67%
                      ------  ------  ------  ------   -------     ------  ------  ------     ------   ------     -------

CLASS B                                                       CLASS Y
-------                                                -------------------------------
2008                   2007    2006    2005    2004
----                  ------  ------  ------  ------
--                      --      --      --    1/5/98
--                    ------  ------  ------  ------
   $12.21............ $12.71  $12.31  $11.54  $10.37
                      ------  ------  ------  ------
       (0.00)(c).....   0.17    0.14    0.15    0.10
                      ------  ------  ------  ------
       (1.69)........   2.15    1.27    1.10    1.17
                      ------  ------  ------  ------
       (1.69)........   2.32    1.41    1.25    1.27
                      ------  ------  ------  ------
       0.00..........   0.12    0.13    0.13    0.10
                      ------  ------  ------  ------
       2.16..........   1.00    0.88    0.35      --
                      ------  ------  ------  ------
       2.16..........   1.12    1.01    0.48    0.10
                      ------  ------  ------  ------
       $8.36......... $13.91  $12.71  $12.31  $11.54
                      ------  ------  ------  ------
(16.42)%.............  19.25%  12.26%  10.91%  12.29%
                      ------  ------  ------  ------
   $1,509............ $   --  $   --  $   56  $   42
                      ------  ------  ------  ------
   (0.01)%...........   1.28%   1.11%   1.26%   0.93%
                      ------  ------  ------  ------
       1.92%(e)......   0.95%   0.95%   0.95%   0.95%
                      ------  ------  ------  ------
       2.10%.........   0.95%   0.95%   0.96%   0.99%
                      ------  ------  ------  ------
       67%...........     59%     52%     35%     32%
                      ------  ------  ------  ------

--------------------------------------------------------------------------------

CLASS B                                                                         CLASS C                      CLASS R
-------                                                     ---------------------------------------------   -------
2008                   2007     2006      2005      2004       2008       2007     2006     2005    2004      2008
----                 ------   -------   -------   -------   -------     ------   ------   ------   -------  -------
--                      --       --        --      9/30/98      --         --       --       --    9/30/99   1/29/08
--                   ------   -------   -------   -------   -------     ------   ------   ------   -------  -------
   $14.82........... $15.11   $ 14.81   $ 14.22   $ 12.22   $ 14.76     $15.07   $14.77   $14.19   $12.19   $11.58
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       (0.08).......  (0.12)    (0.14)    (0.06)    (0.16)    (0.08)     (0.12)   (0.13)   (0.06)   (0.16)   (0.03)
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       (2.19).......   2.09      0.97      2.75      2.16     (2.18)      2.07     0.96     2.74     2.16    (0.83)
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       (2.27).......   1.97      0.83      2.69      2.00     (2.26)      1.95     0.83     2.68     2.00    (0.86)
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       0.00(c)......     --        --        --        --      0.00(c)      --       --       --       --     0.00(c)
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       2.97.........   2.26      0.53      2.10        --      2.97       2.26     0.53     2.10       --     0.00
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       2.97.........   2.26      0.53      2.10        --      2.97       2.26     0.53     2.10       --     0.00
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       $9.58........ $14.82   $ 15.11   $ 14.81   $ 14.22   $  9.53     $14.76   $15.07   $14.77   $14.19   $10.72
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
(18.26)%............  14.10%     5.77%    20.04%    16.37%   (18.28)%    13.99%    5.79%   20.02%   16.41%   (7.43)%
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
   $2,957........... $7,716   $10,583   $11,567   $11,885   $ 4,797     $7,428   $7,668   $8,391   $9,615   $    9
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
   (0.69)%..........  (0.78)%   (0.88)%   (0.46)%   (1.15)%   (0.72)%    (0.78)%  (0.88)%  (0.44)%  (1.12)%  (0.34)%
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       2.12%(e).....   1.98%     1.96%     1.95%     1.99%     2.12%(e)   1.99%    1.96%    1.95%    1.99%    1.62%(e)
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       2.13%........   1.98%     1.96%     1.96%     2.00%     2.14%      1.99%    1.96%    1.96%    2.00%    1.63%
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------
       60%..........     37%       38%       34%       93%       60%        37%      38%      34%      93%      60%
                     ------   -------   -------   -------   -------     ------   ------   ------   ------   ------

CLASS B                                                                         CLASS Y
-------                                                     ---------------------------------------------
2008                    2008      2007     2006     2005     2004
----                 -------     ------  -------  -------  -------
--                       --        --       --       --     9/30/98
--                   -------     ------  -------  -------  -------
   $14.82........... $ 16.50     $16.44  $ 15.99  $ 15.07  $ 12.81
                     -------     ------  -------  -------  -------
       (0.08).......    0.04       0.04     0.02     0.08    (0.02)
                     -------     ------  -------  -------  -------
       (2.19).......   (2.51)      2.28     1.04     2.94     2.28
                     -------     ------  -------  -------  -------
       (2.27).......   (2.47)      2.32     1.06     3.02     2.26
                     -------     ------  -------  -------  -------
       0.00(c)......    0.00(c)      --     0.08       --       --
                     -------     ------  -------  -------  -------
       2.97.........    2.97       2.26     0.53     2.10       --
                     -------     ------  -------  -------  -------
       2.97.........    2.97       2.26     0.61     2.10       --
                     -------     ------  -------  -------  -------
       $9.58........ $ 11.06     $16.50  $ 16.44  $ 15.99  $ 15.07
                     -------     ------  -------  -------  -------
(18.26)%............  (17.50)%    15.20%    6.85%   21.22%   17.64%
                     -------     ------  -------  -------  -------
   $2,957........... $ 3,694     $8,053  $11,990  $24,385  $23.144
                     -------     ------  -------  -------  -------
   (0.69)%..........    0.36%      0.23%    0.10%    0.54%   (0.12)%
                     -------     ------  -------  -------  -------
       2.12%(e).....    1.12%(e)   0.99%    0.95%    0.96%    0.99%
                     -------     ------  -------  -------  -------
       2.13%........    1.12%      0.99%    0.95%    0.96%    1.00%
                     -------     ------  -------  -------  -------
       60%..........      60%        37%      38%      34%      93%
                     -------     ------  -------  -------  -------

                       See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

--------------------------------------------------------------------------------

GE Global

Equity Fund

                                                                                  CLASS A
                                                              -----------------------------------------------
Years ended September 30.....................................    2008        2007     2006     2005      2004
                                                              -------     -------  -------  -------  --------
Inception date...............................................      --          --       --       --   2/22/93
                                                              -------     -------  -------  -------  --------
Net asset value, beginning of period......................... $ 32.08     $ 24.66  $ 21.05  $ 18.13  $  16.07
                                                              -------     -------  -------  -------  --------
Income (loss) from investment operations:
                                                              -------     -------  -------  -------  --------
   Net investment income (loss) (b)..........................    0.28        0.18     0.10     0.19      0.04
                                                              -------     -------  -------  -------  --------
   Net realized and unrealized gains (losses) on investments.   (7.54)       7.38     3.64     2.83      2.05
                                                              -------     -------  -------  -------  --------
Total income (loss) from investment operations...............   (7.26)       7.56     3.74     3.02      2.09
                                                              -------     -------  -------  -------  --------
Less distributions from:
                                                              -------     -------  -------  -------  --------
   Net investment income.....................................    0.12        0.14     0.13     0.10      0.03
                                                              -------     -------  -------  -------  --------
   Net realized gains........................................    3.44          --       --       --        --
                                                              -------     -------  -------  -------  --------
Total distributions..........................................    3.56        0.14     0.13     0.10      0.03
                                                              -------     -------  -------  -------  --------
Net asset value, end of period............................... $ 21.26     $ 32.08  $ 24.66  $ 21.05  $  18.13
                                                              -------     -------  -------  -------  --------
Total Return (a).............................................  (25.19)%     30.78%   17.85%   16.67%    13.03%
                                                              -------     -------  -------  -------  --------
Ratios/Supplemental Data:
                                                              -------     -------  -------  -------  --------
   Net assets, end of period (in thousands).................. $36,560     $50,051  $37,653  $32,038  $ 30,324
                                                              -------     -------  -------  -------  --------
Ratios to average net assets:
                                                              -------     -------  -------  -------  --------
       Net investment income (loss)*.........................    1.04%       0.64%    0.43%    0.95%     0.22%
                                                              -------     -------  -------  -------  --------
       Net expenses*.........................................    1.41%(e)    1.36%    1.46%    1.49%     1.65%
                                                              -------     -------  -------  -------  --------
       Gross expenses*.......................................    1.41%       1.36%    1.46%    1.50%     1.67%
                                                              -------     -------  -------  -------  --------
   Portfolio turnover rate...................................      57%         66%      57%      61%       28%
                                                              -------     -------  -------  -------  --------

--------------------------------------------------------------------------------

GE International Equity Fund

                                                                                  CLASS A
                                                              ----------------------------------------------
Years ended September 30.....................................    2008        2007     2006     2005     2004
                                                              -------     -------  -------  -------  -------
Inception date...............................................      --          --       --       --   3/2/94
                                                              -------     -------  -------  -------  -------
Net asset value, beginning of period......................... $ 25.05     $ 18.79  $ 15.87  $ 12.73  $ 10.58
                                                              -------     -------  -------  -------  -------
Income (loss) from investment operations:
                                                              -------     -------  -------  -------  -------
   Net investment income (loss) (b)..........................    0.43        0.23     0.16     0.14     0.09
                                                              -------     -------  -------  -------  -------
   Net realized and unrealized gains (losses) on investments.   (6.59)       6.21     2.90     3.07     2.11
                                                              -------     -------  -------  -------  -------
Total income (loss) from investment operations...............   (6.16)       6.44     3.06     3.21     2.20
                                                              -------     -------  -------  -------  -------
Less distributions from:
                                                              -------     -------  -------  -------  -------
   Net investment income.....................................    0.23        0.16     0.14     0.07     0.05
                                                              -------     -------  -------  -------  -------
   Net realized gains........................................    2.46        0.02       --       --       --
                                                              -------     -------  -------  -------  -------
Total distributions..........................................    2.69        0.18     0.14     0.07     0.05
                                                              -------     -------  -------  -------  -------
Net asset value, end of period............................... $ 16.20     $ 25.05  $ 18.79  $ 15.87  $ 12.73
                                                              -------     -------  -------  -------  -------
Total Return (a).............................................  (27.35)%     34.50%   19.38%   25.32%   20.88%
                                                              -------     -------  -------  -------  -------
Ratios/Supplemental Data:
                                                              -------     -------  -------  -------  -------
   Net assets, end of period (in thousands).................. $48,250     $56,956  $40,564  $28,881  $23,144
                                                              -------     -------  -------  -------  -------
Ratios to average net assets:
                                                              -------     -------  -------  -------  -------
       Net investment income (loss)*.........................    2.02%       1.06%    0.90%    0.97%    0.69%
                                                              -------     -------  -------  -------  -------
       Net expenses*.........................................    1.37%(e)    1.45%    1.58%    1.42%    1.58%
                                                              -------     -------  -------  -------  -------
       Gross expenses*.......................................    1.51%       1.45%    1.58%    1.43%    1.58%
                                                              -------     -------  -------  -------  -------
   Portfolio turnover rate...................................      39%         38%      39%      66%      31%
                                                              -------     -------  -------  -------  -------

                       See Notes to Financial Highlights

--------------------------------------------------------------------------------

CLASS B                                                             CLASS C                       CLASS R
-------                                          --------------------------------------------   -------     --------------------
2008           2007     2006    2005     2004       2008       2007     2006    2005    2004       2008        2008       2007
----         ------   ------   ------  --------  -------     ------   ------   ------  -------  -------     -------     -------
--              --       --      --    12/22/93      --         --       --      --    9/30/99    1/29/08       --         --
--           ------   ------   ------  --------  -------     ------   ------   ------  -------  -------     -------     -------
$29.48...... $22.71   $19.41   $16.76   $14.94   $ 29.66     $22.85   $19.54   $16.88  $15.04   $ 25.98     $ 32.23     $ 24.77
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   0.06.....  (0.03)   (0.07)    0.04    (0.09)     0.10         --    (0.06)    0.04   (0.09)     0.28        0.35        0.26
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   (6.85)...   6.80     3.37     2.61     1.91     (6.93)      6.81     3.37     2.62    1.93     (5.05)      (7.59)       7.40
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   (6.79)...   6.77     3.30     2.65     1.82     (6.83)      6.81     3.31     2.66    1.84     (4.77)      (7.24)       7.66
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   0.00(c)..     --       --       --       --      0.01         --       --       --      --      0.00(c)     0.20        0.20
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   3.44.....     --       --       --       --      3.44         --       --       --      --      0.00(c)     3.44          --
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   3.44.....     --       --       --       --      3.45         --       --       --      --      0.00        3.64        0.20
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
$19.25...... $29.48   $22.71   $19.41   $16.76   $ 19.38     $29.66   $22.85   $19.54  $16.88   $ 21.21     $ 21.35     $ 32.23
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
(25.79)%....  29.81%   17.00%   15.81%   12.18%   (25.78)%    29,80%   16.94%   15.76%  12.23%   (18.36)%    (25.07)%     31.11%
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   $222..... $  457   $  542   $  826   $1,047   $   489     $  467   $  318   $  272  $  423   $     8     $18,339     $25,544
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   0.24.....  (0.12)%  (0.33)%   0.21%   (0.51)%    0.39%     (0.01)%  (0.30)%   0.20%  (0.51)%    1.65%       1.28%       0.91%
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   2.16%(e).   2.10%    2.21%    2.24%    2.40%     2.16%(e)   2.10%    2.21%    2.24%   2.40%     1.66%(e)    1.16%(e)    1.10%
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   2.16%....   2.10%    2.21%    2.25%    2.42%     2.16%      2.10%    2.21%    2.25%   2.42%     1.66%       1.16%       1.10%
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------
   57%......     66%      57%      61%      28%       57%        66%      57%      61%     28%       57%(d)      57%         66%
             ------   ------   ------   ------   -------     ------   ------   ------  ------   -------     -------     -------

CLASS B                                          CLASS Y
-------                                          --------------------------
2008           2006     2005     2004
----         -------  -------  --------
--              --       --    11/29/93
--           -------  -------  --------
$29.48...... $ 21.14  $ 18.21  $ 16.14
             -------  -------  -------
   0.06.....    0.16     0.24     0.09
             -------  -------  -------
   (6.85)...    3.66     2.84     2.05
             -------  -------  -------
   (6.79)...    3.82     3.08     2.14
             -------  -------  -------
   0.00(c)..    0.19     0.15     0.07
             -------  -------  -------
   3.44.....      --       --       --
             -------  -------  -------
   3.44.....    0.19     0.15     0.07
             -------  -------  -------
$19.25...... $ 24.77  $ 21.14  $ 18.21
             -------  -------  -------
(25.79)%....   18.14%   16.98%   13.31%
             -------  -------  -------
   $222..... $20,643  $18,183  $16,596
             -------  -------  -------
   0.24.....    0.69%    1.19%    0.49%
             -------  -------  -------
   2.16%(e).    1.21%    1.24%    1.40%
             -------  -------  -------
   2.16%....    1.21%    1.25%    1.42%
             -------  -------  -------
   57%......      57%      61%      28%
             -------  -------  -------

--------------------------------------------------------------------------------

CLASS B                                                           CLASS C                      CLASS R
-------                                         ------------------------------------------   -------     -----------
2008          2007    2006    2005      2004       2008      2007    2006    2005    2004       2008        2008
----         ------  ------  ------  ------     -------     ------  ------  ------  -------  -------     -------
--             --      --      --      3/2/94       --        --      --      --    9/30/99    1/29/08       --
--           ------  ------  ------  ------     -------     ------  ------  ------  -------  -------     -------
$23.29...... $17.48  $14.79  $11.89  $ 9.92     $ 23.44     $17.58  $14.85  $11.94  $ 9.95   $ 20.63     $ 25.33
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   0.19.....   0.04    0.02    0.02   (0.00)(c)    0.22       0.05    0.02    0.03   (0.01)     0.38        0.46
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   (6.03)...   5.82    2.70    2.88    1.98       (6.09)      5.84    2.72    2.88    2.01     (4.84)      (6.64)
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   (5.84)...   5.86    2.72    2.90    1.98       (5.87)      5.89    2.74    2.91    2.00     (4.46)      (6.18)
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   0.02.....   0.03    0.03      --    0.01        0.07       0.01    0.01      --    0.01      0.00(c)     0.29
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   2.46.....   0.02      --      --      --        2.46       0.02      --      --      --      0.00(c)     2.46
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   2.48.....   0.05    0.03      --    0.01        2.53       0.03    0.01      --    0.01      0.00        2.75
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
$14.97...... $23.29  $17.48  $14.79  $11.89     $ 15.04     $23.44  $17.58  $14.85  $11.94   $ 16.17     $ 16.40
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
(27.86)%....  33.54%  18.41%  24.39%  19.97%     (27.86)%    33.53%  18.48%  24.37%  20.07%   (21.62)%    (27.19)%
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   $651..... $1,449  $1,473  $1,249  $1,286     $ 1,462     $1,259  $1,031  $1,196  $1,081   $     8     $ 8,872
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   0.95%....   0.22%   0.13%   0.12%  (0.02)%      1.10%      0.25%   0.12%   0.19%  (0.09)%    2.79%       2.13%
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   2.12%(e).   2.20%   2.32%   2.18%   2.33%       2.12%(e)   2.20%   2.31%   2.17%   2.32%     1.62%(e)    1.12%(e)
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   2.25%....   2.20%   2.32%   2.18%   2.33%       2.27%      2.20%   2.31%   2.18%   2.33%     1.77%       1.26%
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------
   39%......     38%     39%     66%     31%         39%        38%     39%     66%     31%       39%         39%
             ------  ------  ------  ------     -------     ------  ------  ------  ------   -------     -------

CLASS B                                                 CLASS Y
-------                                         ----------------------------------
2008           2007    2006     2005     2004
----         -------  ------  -------  -------
--              --      --       --     3/2/94
--           -------  ------  -------  -------
$23.29...... $ 18.99  $16.01  $ 12.85  $ 10.68
             -------  ------  -------  -------
   0.19.....    0.28    0.09     0.18     0.12
             -------  ------  -------  -------
   (6.03)...    6.29    3.06     3.09     2.14
             -------  ------  -------  -------
   (5.84)...    6.57    3.15     3.27     2.26
             -------  ------  -------  -------
   0.02.....    0.21    0.17     0.11     0.09
             -------  ------  -------  -------
   2.46.....    0.02      --       --       --
             -------  ------  -------  -------
   2.48.....    0.23    0.17     0.11     0.09
             -------  ------  -------  -------
$14.97...... $ 25.33  $18.99  $ 16.01  $ 12.85
             -------  ------  -------  -------
(27.86)%....   34.85%  19.83%   25.58%   21.22%
             -------  ------  -------  -------
   $651..... $10,354  $7,679  $69,794  $46,942
             -------  ------  -------  -------
   0.95%....    1.29%   0.51%    1.26%    0.95%
             -------  ------  -------  -------
   2.12%(e).    1.20%   1.17%    1.17%    1.33%
             -------  ------  -------  -------
   2.25%....    1.20%   1.17%    1.17%    1.33%
             -------  ------  -------  -------
   39%......      38%     39%      66%      31%
             -------  ------  -------  -------

                       See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

--------------------------------------------------------------------------------

GE Fixed Income Fund

                                                                                    CLASS A
                                                              ---------------------------------------------------
Years ended September 30.....................................     2008         2007      2006      2005      2004
                                                              --------     --------  --------  --------  --------
Inception date...............................................       --           --        --        --   2/22/93
                                                              --------     --------  --------  --------  --------
Net asset value, beginning of period......................... $  11.84     $  11.90  $  12.12  $  12.56  $  12.78
                                                              --------     --------  --------  --------  --------
Income (loss) from investment operations:
                                                              --------     --------  --------  --------  --------
   Net investment income (b).................................     0.50         0.61      0.57      0.48      0.41
                                                              --------     --------  --------  --------  --------
   Net realized and unrealized gains (losses) on investments.    (0.40)       (0.07)    (0.20)    (0.22)    (0.04)
                                                              --------     --------  --------  --------  --------
Total income (loss) from investment operations...............     0.10         0.54      0.37      0.26      0.37
                                                              --------     --------  --------  --------  --------
Less distributions from:
                                                              --------     --------  --------  --------  --------
   Net investment income.....................................     0.50         0.60      0.56      0.47      0.42
                                                              --------     --------  --------  --------  --------
   Net realized gains........................................     0.00(c)        --      0.03      0.23      0.17
                                                              --------     --------  --------  --------  --------
Total distributions..........................................     0.50         0.60      0.59      0.70      0.59
                                                              --------     --------  --------  --------  --------
Net asset value, end of period............................... $  11.44     $  11.84  $  11.90  $  12.12  $  12.56
                                                              --------     --------  --------  --------  --------
Total Return (a).............................................     0.73%        4.77%     3.13%     2.11%     2.99%
                                                              --------     --------  --------  --------  --------
Ratios/Supplemental Data:
                                                              --------     --------  --------  --------  --------
   Net assets, end of period (in thousands).................. $115,933     $121,475  $130,779  $142,688  $153,014
                                                              --------     --------  --------  --------  --------
Ratios to average net assets:
                                                              --------     --------  --------  --------  --------
       Net investment income*................................     4.19%        5.10%     4.84%     3.85%     3.30%
                                                              --------     --------  --------  --------  --------
       Net expenses*.........................................     0.84%(e)     0.82%     0.80%     0.80%     0.78%
                                                              --------     --------  --------  --------  --------
       Gross expenses*.......................................     0.85%        0.83%     0.86%     0.81%     0.79%
                                                              --------     --------  --------  --------  --------
   Portfolio turnover rate...................................      467%         385%      337%      311%      363%
                                                              --------     --------  --------  --------  --------

--------------------------------------------------------------------------------

GE Government Securities Fund

                                                                                    CLASS A
                                                              ---------------------------------------------------
Years ended September 30.....................................     2008         2007      2006      2005      2004
                                                              --------     --------  --------  --------  --------
Inception date...............................................       --           --        --        --    9/8/93
                                                              --------     --------  --------  --------  --------
Net asset value, beginning of period......................... $   8.60     $   8.56  $   8.69  $   8.79  $   8.90
                                                              --------     --------  --------  --------  --------
Income (loss) from investment operations:
                                                              --------     --------  --------  --------  --------
   Net investment income (b).................................     0.31         0.34      0.32      0.28      0.25
                                                              --------     --------  --------  --------  --------
   Net realized and unrealized gains (losses) on investments.     0.26         0.04     (0.13)    (0.10)    (0.11)
                                                              --------     --------  --------  --------  --------
Total income (loss) from investment operations...............     0.57         0.38      0.19      0.18      0.14
                                                              --------     --------  --------  --------  --------
Less distributions from:
                                                              --------     --------  --------  --------  --------
   Net investment income.....................................     0.32         0.34      0.32      0.28      0.25
                                                              --------     --------  --------  --------  --------
   Net realized gains........................................     0.00(c)        --        --        --        --
                                                              --------     --------  --------  --------  --------
Total distributions..........................................     0.32         0.34      0.32      0.28      0.25
                                                              --------     --------  --------  --------  --------
Net asset value, end of period............................... $   8.85     $   8.60  $   8.56  $   8.69  $   8.79
                                                              --------     --------  --------  --------  --------
Total Return (a).............................................     6.63%        4.57%     2.27%     2.08%     1.60%
                                                              --------     --------  --------  --------  --------
Ratios/Supplemental Data:
                                                              --------     --------  --------  --------  --------
   Net assets, end of period (in thousands).................. $114,342     $119,640  $132,535  $154,259  $169,373
                                                              --------     --------  --------  --------  --------
Ratios to average net assets:
                                                              --------     --------  --------  --------  --------
       Net investment income.................................     3.57%        4.01%     3.76%     3.21%     2.80%
                                                              --------     --------  --------  --------  --------
       Net expenses..........................................     0.92%(e)     0.89%     0.88%     0.86%     0.95%
                                                              --------     --------  --------  --------  --------
       Gross expenses........................................     0.94%        0.90%     0.88%     0.86%     0.96%
                                                              --------     --------  --------  --------  --------
   Portfolio turnover rate...................................      279%         323%      275%      148%      217%
                                                              --------     --------  --------  --------  --------

                       See Notes to Financial Highlights

--------------------------------------------------------------------------------

CLASS B                                                     CLASS C                    CLASS R                       CLASS Y
-------                                    -----------------------------------------  -------    -----------------------------
2008       2007    2006    2005     2004      2008     2007    2006    2005    2004     2008        2008       2007     2006
----      ------  ------  ------  -------- ------     ------  ------  ------  ------- -------    -------     -------  -------
--          --      --      --    12/22/93              --      --      --    9/30/99  1/29/08                  --       --
--        ------  ------  ------  -------- ------     ------  ------  ------  ------- -------    -------     -------  -------
$11.84... $11.90  $12.12  $12.56   $12.78  $11.86     $11.91  $12.14  $12.57  $12.79  $12.15     $ 11.84     $ 11.89  $ 12.11
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
0.41.....   0.52    0.48    0.38     0.32    0.41       0.52    0.49    0.38    0.32    0.29        0.53        0.64     0.61
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
(0.40)...  (0.06)  (0.19)  (0.21)   (0.04)  (0.40)     (0.05)  (0.21)  (0.20)  (0.04)  (0.70)      (0.41)      (0.06)   (0.21)
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
0.01.....   0.46    0.29    0.17     0.28    0.01       0.47    0.28    0.18    0.28   (0.41)       0.12        0.58     0.40
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
0.41.....   0.52    0.48    0.38     0.33    0.41       0.52    0.48    0.38    0.33    0.29        0.53        0.63     0.59
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
0.00(c)..     --    0.03    0.23     0.17    0.00(c)      --    0.03    0.23    0.17    0.00(c)     0.00(c)       --     0.03
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
0.41.....   0.52    0.51    0.61     0.50    0.41       0.52    0.51    0.61    0.50    0.29        0.53        0.63     0.62
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
$11.44... $11.84  $11.90  $12.12   $12.56  $11.46     $11.86  $11.91  $12.14  $12.57  $11.45     $ 11.43     $ 11.84  $ 11.89
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
(0.11)%..   3.99%   2.45%   1.34%    2.22%  (0.02)%     3.99%   2.37%   1.43%   2.22%  (3.43)%      0.89%       5.03%    3.48%
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
$803..... $1,472  $2,078  $2,728   $3,208  $  922     $1,108  $1.237  $1.731  $2,681  $   10     $12,944     $14,221  $14,900
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
3.50%....   4.34%   4.08%   3.09%    2.55%   3.44%      4.34%   4.09%   3.10%   2.55%   3.70%       4.45%       5.35%    4.99%
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
1.59%(e).   1.57%   1.55%   1.55%    1.53%   1.59%(e)   1.57%   1.55%   1.55%   1.53%   1.09%(e)    0.59%(e)    0.57%    0.55%
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
1.60%....   1.58%   1.61%   1.56%    1.54%   1.60%      1.58%   1.61%   1.56%   1.54%   1.11%       0.60%       0.58%    0.58%
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------
467%.....    385%    337%    311%     363%    467%       385%    337%    311%    363%    467%        467%        385%     337%
          ------  ------  ------   ------  ------     ------  ------  ------  ------  ------     -------     -------  -------

CLASS B
-------                                    -----------------
2008        2005     2004
----      -------  --------
--           --    11/29/93
--        -------  --------
$11.84... $ 12.55  $ 12.77
          -------  -------
0.41.....    0.51     0.44
          -------  -------
(0.40)...   (0.22)   (0.04)
          -------  -------
0.01.....    0.29     0.40
          -------  -------
0.41.....    0.50     0.45
          -------  -------
0.00(c)..    0.23     0.17
          -------  -------
0.41.....    0.73     0.62
          -------  -------
$11.44... $ 12.11  $ 12.55
          -------  -------
(0.11)%..    2.36%    3.24%
          -------  -------
$803..... $87,216  $94,622
          -------  -------
3.50%....    4.10%    3.55%
          -------  -------
1.59%(e).    0.55%    0.53%
          -------  -------
1.60%....    0.56%    0.54%
          -------  -------
467%.....     311%     363%
          -------  -------

--------------------------------------------------------------------------------

CLASS B                                                  CLASS C
-------                                  ---------------------------------------
2008       2007   2006    2005    2004     2008     2007   2006    2005    2004
----      -----  ------  ------  ------- -----     -----  ------  ------  -------
--          --     --      --    4/22/87    --       --     --      --    9/30/99
--        -----  ------  ------  ------- -----     -----  ------  ------  -------
$8.68.... $8.63  $ 8.77  $ 8.86  $ 8.98  $8.71     $8.66  $ 8.80  $ 8.89  $ 9.00
          -----  ------  ------  ------  -----     -----  ------  ------  ------
0.25.....  0.28    0.26    0.21    0.18   0.25      0.28    0.26    0.22    0.18
          -----  ------  ------  ------  -----     -----  ------  ------  ------
0.25.....  0.05   (0.14)  (0.08)  (0.12)  0.27      0.05   (0.14)  (0.09)  (0.11)
          -----  ------  ------  ------  -----     -----  ------  ------  ------
0.50.....  0.33    0.12    0.13    0.06   0.52      0.33    0.12    0.13    0.07
          -----  ------  ------  ------  -----     -----  ------  ------  ------
0.25.....  0.28    0.26    0.22    0.18   0.25      0.28    0.26    0.22    0.18
          -----  ------  ------  ------  -----     -----  ------  ------  ------
0.00(c)..    --      --      --      --   0.00(c)     --      --      --      --
          -----  ------  ------  ------  -----     -----  ------  ------  ------
0.25.....  0.28    0.26    0.22    0.18   0.25      0.28    0.26    0.22    0.18
          -----  ------  ------  ------  -----     -----  ------  ------  ------
$8.93.... $8.68  $ 8.63  $ 8.77  $ 8.86  $8.98     $8.71  $ 8.66  $ 8.80  $ 8.89
          -----  ------  ------  ------  -----     -----  ------  ------  ------
5.80%....  3.91%   1.40%   1.44%   0.74%  6.02%     3.90%   1.41%   1.44%   0.85%
          -----  ------  ------  ------  -----     -----  ------  ------  ------
$590..... $ 896  $1,468  $2,327  $5,159  $ 409     $ 294  $  418  $  543  $  777
          -----  ------  ------  ------  -----     -----  ------  ------  ------
2.83%....  3.24%   3.01%   2.43%   2.04%  2.77%     3.24%   3.01%   2.40%   2.04%
          -----  ------  ------  ------  -----     -----  ------  ------  ------
1.67%(e).  1.64%   1.63%   1.61%   1.70%  1.67%(e)  1.64%   1.63%   1.61%   1.70%
          -----  ------  ------  ------  -----     -----  ------  ------  ------
1.70%....  1.65%   1.63%   1.62%   1.71%  1.68%     1.64%   1.63%   1.62%   1.71%
          -----  ------  ------  ------  -----     -----  ------  ------  ------
279%.....   323%    275%    148%    217%   279%      323%    275%    148%    217%
          -----  ------  ------  ------  -----     -----  ------  ------  ------

                       See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

--------------------------------------------------------------------------------

GE Short-Term Government Fund

                                                                                  CLASS A
                                                              ----------------------------------------------
Years ended September 30.....................................    2008        2007     2006     2005     2004
                                                              -------     -------  -------  -------  -------
Inception date...............................................      --          --       --       --   3/2/94
                                                              -------     -------  -------  -------  -------
Net asset value, beginning of period......................... $ 11.29     $ 11.23  $ 11.31  $ 11.67  $ 12.04
                                                              -------     -------  -------  -------  -------
Income (loss) from investment operations:
                                                              -------     -------  -------  -------  -------
   Net investment income (b).................................    0.40        0.49     0.48     0.48     0.36
                                                              -------     -------  -------  -------  -------
   Net realized and unrealized gains (losses) on investments.    0.02        0.05    (0.09)   (0.36)   (0.25)
                                                              -------     -------  -------  -------  -------
Total income from investment operations......................    0.42        0.54     0.39     0.12     0.11
                                                              -------     -------  -------  -------  -------
Less distributions from:
                                                              -------     -------  -------  -------  -------
   Net investment income.....................................    0.40        0.48     0.47     0.48     0.36
                                                              -------     -------  -------  -------  -------
   Net realized gains........................................    0.00(c)       --       --       --     0.09
                                                              -------     -------  -------  -------  -------
   Return of capital.........................................      --          --       --       --     0.03
                                                              -------     -------  -------  -------  -------
Total distributions..........................................    0.40        0.48     0.47     0.48     0.48
                                                              -------     -------  -------  -------  -------
Net asset value, end of period............................... $ 11.31     $ 11.29  $ 11.23  $ 11.31  $ 11.67
                                                              -------     -------  -------  -------  -------
Total Return (a).............................................    3.78%       4.95%    3.51%    1.08%    0.91%
                                                              -------     -------  -------  -------  -------
Ratios/Supplemental Data:
                                                              -------     -------  -------  -------  -------
   Net assets, end of period (in thousands).................. $41,040     $38,705  $37,676  $43,909  $53,825
                                                              -------     -------  -------  -------  -------
Ratios to average net assets:
                                                              -------     -------  -------  -------  -------
       Net investment income*................................    3.54%       4.34%    4.27%    4.15%    3.02%
                                                              -------     -------  -------  -------  -------
       Net expenses*.........................................    0.80%(e)    0.80%    0.79%    0.78%    0.75%
                                                              -------     -------  -------  -------  -------
       Gross expenses*.......................................    0.80%       0.80%    0.80%    0.86%    0.86%
                                                              -------     -------  -------  -------  -------
   Portfolio turnover rate...................................     263%        114%     222%      91%      89%
                                                              -------     -------  -------  -------  -------

--------------------------------------------------------------------------------

GE Tax-Exempt Fund

                                                                                  CLASS A
                                                              ----------------------------------------------
Years ended September 30.....................................    2008        2007     2006     2005     2004
                                                              -------     -------  -------  -------  -------
Inception date...............................................      --          --       --       --   9/8/93
                                                              -------     -------  -------  -------  -------
Net asset value, beginning of period......................... $ 11.41     $ 11.63  $ 11.77  $ 12.04  $ 12.19
                                                              -------     -------  -------  -------  -------
Income (loss) from investment operations:
                                                              -------     -------  -------  -------  -------
   Net investment income (b).................................    0.43        0.46     0.46     0.45     0.43
                                                              -------     -------  -------  -------  -------
   Net realized and unrealized gains (losses) on investments.   (0.52)      (0.22)   (0.14)   (0.27)   (0.15)
                                                              -------     -------  -------  -------  -------
Total income (loss) from investment operations...............   (0.09)       0.24     0.32     0.18     0.28
                                                              -------     -------  -------  -------  -------
Less distributions from:
                                                              -------     -------  -------  -------  -------
   Net investment income.....................................    0.42        0.46     0.46     0.45     0.43
                                                              -------     -------  -------  -------  -------
Net realized gains
                                                              -------     -------  -------  -------  -------
Total distributions..........................................    0.42        0.46     0.46     0.45     0.43
                                                              -------     -------  -------  -------  -------
                                                                 0.00(c)       --       --       --       --
                                                              -------     -------  -------  -------  -------
Net asset value, end of period............................... $ 10.90     $ 11.41  $ 11.63  $ 11.77  $ 12.04
                                                              -------     -------  -------  -------  -------
Total Return (a).............................................   (0.84)%      2.11%    2.82%    1.50%    2.37%
                                                              -------     -------  -------  -------  -------
Ratios/Supplemental Data:
                                                              -------     -------  -------  -------  -------
   Net assets, end of period (in thousands).................. $30,972     $29,433  $26,327  $29,685  $40,638
                                                              -------     -------  -------  -------  -------
Ratios to average net assets:
                                                              -------     -------  -------  -------  -------
       Net investment income.................................    3.72%       4.00%    3.98%    3.77%    3.58%
                                                              -------     -------  -------  -------  -------
       Net expenses..........................................    0.87%(e)    0.87%    0.87%    0.87%    0.87%
                                                              -------     -------  -------  -------  -------
       Gross expenses........................................    1.12%       1.12%    1.04%    0.96%    0.90%
                                                              -------     -------  -------  -------  -------
   Portfolio turnover rate...................................      28%         40%      43%      39%      17%
                                                              -------     -------  -------  -------  -------

                       See Notes to Financial Highlights

--------------------------------------------------------------------------------

                                                                                            CLASS
CLASS B                                                         CLASS C                       R
-------                                        -----------------------------------------  -------    -----------
2008            2007    2006    2005    2004      2008     2007    2006    2005    2004     2008        2008
----           ------  ------  ------  ------  ------     ------  ------  ------  ------- -------    -------
--               --      --      --    3/2/94      --       --      --      --    9/30/99  1/29/08       --
--             ------  ------  ------  ------  ------     ------  ------  ------  ------- -------    -------
$11.27........ $11.22  $11.29  $11.65  $12.02  $11.27     $11.22  $11.29  $11.65  $12.02  $11.42     $ 11.25
   0.34.......   0.42    0.41    0.41    0.29    0.32       0.40    0.39    0.39    0.26    0.23        0.43
   0.02.......   0.05   (0.08)  (0.36)  (0.25)   0.03       0.05   (0.08)  (0.35)  (0.24)  (0.11)       0.03
   0.36.......   0.47    0.33    0.05    0.04    0.35       0.45    0.31    0.04    0.02    0.12        0.46
   0.33.......   0.42    0.40    0.41    0.29    0.32       0.40    0.38    0.40    0.27    0.23        0.43
   0.00(c)....     --      --      --    0.09    0.00(c)      --      --      --    0.09    0.00(c)     0.00(c)
       --.....     --      --      --    0.03      --         --      --      --    0.03      --          --
   0.33.......   0.42    0.40    0.41    0.41    0.32       0.40    0.38    0.40    0.39    0.23        0.43
$11.30........ $11.27  $11.22  $11.29  $11.65  $11.30     $11.27  $11.22  $11.29  $11.65  $11.31     $ 11.28
3.25%.........   4.23%   2.98%   0.47%   0.30%   3.09%      4.08%   2.83%   0.32%   0.14%   1.07%       4.14%
$1,750........ $3,219  $4,543  $4,243  $5,044  $3,311     $3,039  $4,007  $5,322  $7,591  $   10     $57,131
3.09%.........   3.75%   3.67%   3.55%   2.44%   2.83%      3.60%   3.53%   3.38%   2.24%   3.07%       3.80%
1.40%(e)......   1.40%   1.39%   1.38%   1.35%   1.55%(e)   1.55%   1.55%   1.53%   1.50%   1.05%(e)    0.55%(e)
1.41%.........   1.40%   1.40%   1.46%   1.46%   1.55%      1.55%   1.56%   1.61%   1.61%   1.05%       0.55%
   263%.......    114%    222%     91%     89%    263%       114%    222%     91%     89%    263%        263%
               ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     -------

CLASS B                                                CLASS Y
-------                                        ---------------------------------
2008             2007     2006    2005    2004
----           -------  -------  ------  ------
--                --       --      --    3/2/94
--             -------  -------  ------  ------
$11.27........ $ 11.20  $ 11.27  $11.63  $12.00
   0.34.......    0.51     0.49    0.52    0.38
   0.02.......    0.05    (0.07)  (0.37)  (0.23)
   0.36.......    0.56     0.42    0.15    0.15
   0.33.......    0.51     0.49    0.51    0.40
   0.00(c)....      --       --      --    0.09
       --.....      --       --      --    0.03
   0.33.......    0.51     0.49    0.51    0.52
$11.30........ $ 11.25  $ 11.20  $11.27  $11.63
3.25%.........    5.12%    3.84%   1.32%   1.26%
$1,750........ $54,444  $50,153  $7,302  $7,821
3.09%.........    4.59%    4.39%   4.41%   3.41%
1.40%(e)......    0.55%    0.54%   0.53%   0.50%
1.41%.........    0.55%    0.55%   0.61%   0.62%
   263%.......     114%     222%     91%     89%
               -------  -------  ------  ------

--------------------------------------------------------------------------------

CLASS B                                                      CLASS C                                    CLASS Y
-------                                     -----------------------------------------  -----------------------------------------
2008         2007    2006    2005    2004      2008     2007    2006    2005    2004      2008     2007    2006    2005    2004
----        ------  ------  ------  ------  ------     ------  ------  ------  ------- ------     ------  ------  ------  -------
--            --      --      --    9/8/93      --       --      --      --    9/30/99     --       --      --      --    9/26/97
--          ------  ------  ------  ------  ------     ------  ------  ------  ------- ------     ------  ------  ------  -------
$11.41..... $11.63  $11.77  $12.04  $12.18  $11.41     $11.62  $11.76  $12.04  $12.18  $12.34     $12.57  $12.72  $13.04  $13.18
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
   0.33....   0.38    0.37    0.36    0.34    0.34       0.37    0.38    0.36    0.34    0.49       0.53    0.53    0.51    0.50
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
(0.51).....  (0.23)  (0.14)  (0.27)  (0.14)  (0.52)     (0.21)  (0.14)  (0.28)  (0.14)  (0.56)     (0.23)  (0.15)  (0.31)  (0.14)
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
(0.18).....   0.15     023    0.09    0.20   (0.18)      0.16    0.24    0.08    0.20   (0.07)      0.30    0.38    0.20    0.36
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
   0.34....   0.37    0.37    0.36    0.34    0.34       0.37    0.38    0.36    0.34    0.49       0.53    0.53    0.52    0.50
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
   0.00(c).     --      --      --      --    0.00(c)      --      --      --      --    0.00(c)      --      --      --      --
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
   0.34....   0.37    0.37    0.36    0.34    0.34       0.37    0.38    0.36    0.34    0.49       0.53    0.53    0.52    0.50
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
$10.89..... $11.41  $11.63  $11.77  $12.04  $10.89     $11.41  $11.62  $11.76  $12.04  $11.78     $12.34  $12.57  $12.72  $13.04
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
(1.67)%....   1.35%   2.05%   0.75%   1.69%  (1.68)%     1.44%   2.06%   0.66%   1.69%  (0.65)%     2.43%   3.09%   1.54%   2.81%
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
   $158.... $  484  $  849  $1,630  $2,582  $  208     $  228  $  364  $  956  $1,771  $   36     $   36  $   35  $   34  $   33
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
2.99%......   3.27%   3.24%   3.02%   2.82%   2.96%      3.27%   3.27%   3.03%   2.83%   3.99%      4.25%   4.24%   3.98%   3.81%
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
1.62%(e)...   1.62%   1.62%   1.62%   1.62%   1.62%(e)   1.62%   1.63%   1.63%   1.62%   0.62%(e)   0.62%   0.61%   0.62%   0.62%
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
1.89%......   1.87%   1.79%   1.71%   1.66%   1.88%      1.87%   1.79%   1.71%   1.66%   0.86%      0,87%   0.77%   0.71%   0.66%
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------
   28%.....     40%     43%     39%     17%     28%        40%     43%     39%     17%     28%        40%     43%     39%     17%
            ------  ------  ------  ------  ------     ------  ------  ------  ------  ------     ------  ------  ------  ------

                       See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

--------------------------------------------------------------------------------

GE Total

Return Fund

                                                                                    CLASS A
                                                              ---------------------------------------------------
Years ended September 30.....................................     2008         2007      2006      2005      2004
                                                              --------     --------  --------  --------  --------
Inception date...............................................       --           --        --        --   2/22/93
                                                              --------     --------  --------  --------  --------
Net asset value, beginning of period......................... $  27.03     $  25.10  $  24.94  $  23.67  $  22.19
                                                              --------     --------  --------  --------  --------
Income (loss) from investment operations:
                                                              --------     --------  --------  --------  --------
   Net investment income (b).................................     0.40         0.46      0.44      0.43      0.30
                                                              --------     --------  --------  --------  --------
   Net realized and unrealized gains (losses) on investments.    (4.54)        4.01      1.91      1.67      1.45
                                                              --------     --------  --------  --------  --------
Total income (loss) from investment operations...............    (4.14)        4.47      2.35      2.10      1.75
                                                              --------     --------  --------  --------  --------
Less distributions from:
                                                              --------     --------  --------  --------  --------
   Net investment income.....................................     0.44         0.53      0.42      0.39      0.27
                                                              --------     --------  --------  --------  --------
   Net realized gains........................................     2.29         2.01      1.77      0.44        --
                                                              --------     --------  --------  --------  --------
Total distributions..........................................     2.73         2.54      2.19      0.83      0.27
                                                              --------     --------  --------  --------  --------
Net asset value, end of period............................... $  20.16     $  27.03  $  25.10  $  24.94  $  23.67
                                                              --------     --------  --------  --------  --------
Total Return (a).............................................   (16.87)%      19.03%    10.01%     8.90%     7.94%
                                                              --------     --------  --------  --------  --------
Ratios/Supplemental Data:
                                                              --------     --------  --------  --------  --------
   Net assets, end of period (in thousands).................. $116,282     $147,927  $133,003  $129,971  $128,471
                                                              --------     --------  --------  --------  --------
Ratios to average net assets:
                                                              --------     --------  --------  --------  --------
       Net investment income*................................     1.68%        1.82%     1.81%     1.74%     1.28%
                                                              --------     --------  --------  --------  --------
       Net expenses*.........................................     0.90%(e)     0.87%     0.89%     0.80%     0.81%
                                                              --------     --------  --------  --------  --------
       Gross expenses*.......................................     0.90%        0.87%     0.89%     0.81%     0.81%
                                                              --------     --------  --------  --------  --------
   Portfolio turnover rate...................................      156%         133%      118%      119%      135%
                                                              --------     --------  --------  --------  --------

                       See Notes to Financial Highlights

--------------------------------------------------------------------------------

CLASS B                                                           CLASS C                       CLASS R
-------                                       ----------------------------------------------  -------     -------------------
2008        2007     2006     2005     2004      2008       2007     2006     2005    2004       2008        2008      2007
----      -------  -------  -------  -------- -------     -------  -------  -------  -------  -------     -------     ------
--           --       --       --    12/22/93     --         --       --       --    9/30/99    1/29/08       --        --
--        -------  -------  -------  -------- -------     -------  -------  -------  -------  -------     -------     ------
$26.02... $ 24.23  $ 24.13  $ 22.91  $ 21.50  $ 25.36     $ 23.67  $ 23.62  $ 22.51  $ 21.18  $ 22.72     $ 27.31     $25.34
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
0.21.....    0.26     0.25     0.24     0.12     0.21        0.26     0.24     0.23     0.13     0.25        0.47       0.53
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
(4.36)...    3.87     1.84     1.61     1.42    (4.24)       3.77     1.80     1.58     1.39    (2.84)      (4.59)      4.04
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
(4.15)...    4.13     2.09     1.85     1.54    (4.03)       4.03     2.04     1.81     1.52    (2.59)      (4.12)      4.57
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
0.22.....    0.33     0.22     0.19     0.13     0.28        0.33     0.22     0.26     0.19     0.00(c)     0.51       0.59
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
2.29.....    2.01     1.77     0.44       --     2.29        2.01     1.77     0.44       --     0.00(c)     2.29       2.01
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
2.51.....    2.34     1.99     0.63     0.13     2.57        2.34     1.99     0.70     0.19     0.00        2.80       2.60
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
$19.36... $ 26.02  $ 24.23  $ 24.13  $ 22.91  $ 18.76     $ 25.36  $ 23.67  $ 23.62  $ 22.51  $ 20.13     $ 20.39     $27.31
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
(17.47)%.   18.15%    9.18%    8.13%    7.15%  (17.48)%     18.16%    9.18%    8.12%    7.14%  (11.40)%    (16.65)%    19.31%
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
$8,222... $13,980  $14,942  $17,746  $20,077  $13,674     $14,462  $12,759  $15,975  $15,743  $     9     $ 5,571     $5,670
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
0.91%....    1.07%    1.04%    0.99%    0.53%    0.93%       1.07%    1.04%    0.99%    0.57%    1.67%       1.96%      2.07%
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
1.65%(e).    1.62%    1.64%    1.55%    1.56%    1.65%(e)    1.62%    1.64%    1.55%    1.55%    1.15%(e)    0.65%(e)   0.62%
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
1.66%....    1.62%    1.64%    1.56%    1.56%    1.66%       1.62%    1.64%    1.56%    1.56%    1.08%       0.65%      0.62%
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------
156%.....     133%     118%     119%     135%     156%        133%     118%     119%     135%     156%(d)     156%       133%
          -------  -------  -------  -------  -------     -------  -------  -------  -------  -------     -------     ------

CLASS B                                       CLASS Y
-------                                       --------------------------
2008       2006     2005     2004
----      ------  -------  --------
--          --       --    11/29/93
--        ------  -------  --------
$26.02... $25.01  $ 23.74  $  22.24
          ------  -------  --------
0.21.....   0.47     0.50      0.36
          ------  -------  --------
(4.36)...   2.11     1.66      1.47
          ------  -------  --------
(4.15)...   2.58     2.16      1.83
          ------  -------  --------
0.22.....   0.48     0.45      0.33
          ------  -------  --------
2.29.....   1.77     0.44        --
          ------  -------  --------
2.51.....   2.25     0.89      0.33
          ------  -------  --------
$19.36... $25.34  $ 25.01  $  23.74
          ------  -------  --------
(17.47)%.  11.03%    9.20%     8.22%
          ------  -------  --------
$8,222... $3,161  $94,317  $107,340
          ------  -------  --------
0.91%....   1.82%    2.01%     1.52%
          ------  -------  --------
1.65%(e).   0.56%    0.55%     0.56%
          ------  -------  --------
1.66%....   0.56%    0.56%     0.56%
          ------  -------  --------
156%.....    118%     119%      135%
          ------  -------  --------

                       See Notes to Financial Highlights

GE Funds

Prospectus

Financial Highlights

--------------------------------------------------------------------------------

GE Money Market Fund

                                                   Institutional
                                                       Class                        Retail Class
                                                   ------------- --------------------------------------------------
Years ended September 30..........................       2008        2008        2007      2006      2005      2004
                                                     --------    --------    --------  --------  --------  --------
Inception date....................................    3/17/08          --          --        --        --   2/23/93
                                                     --------    --------    --------  --------  --------  --------
Net asset value, beginning of period..............   $   1.00    $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
                                                     --------    --------    --------  --------  --------  --------
Income from investment operations:
                                                     --------    --------    --------  --------  --------  --------
   Net investment income (b)......................       0.01        0.03        0.05      0.04      0.02      0.01
                                                     --------    --------    --------  --------  --------  --------
   Net realized and unrealized gains (losses) in
     investments..................................         --          --          --        --        --        --
                                                     --------    --------    --------  --------  --------  --------
Total income from investment operations...........       0.01        0.03        0.05      0.04      0.02      0.01
                                                     --------    --------    --------  --------  --------  --------
Less distributions from:
                                                     --------    --------    --------  --------  --------  --------
   Net investment income (loss)...................       0.01        0.03        0.05      0.04      0.02      0.01
                                                     --------    --------    --------  --------  --------  --------
   Net realized gains.............................       0.00(c)     0.00(c)       --        --        --        --
                                                     --------    --------    --------  --------  --------  --------
Total distributions...............................       0.01        0.03        0.05      0.04      0.02      0.01
                                                     --------    --------    --------  --------  --------  --------
Net asset value, end of period....................   $   1.00    $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
                                                     --------    --------    --------  --------  --------  --------
                                                         1.10%       3.05%       5.09%     4.38%     2.36%     0.89%
                                                     --------    --------    --------  --------  --------  --------
Ratios/Supplemental Data:
                                                     --------    --------    --------  --------  --------  --------
   Net assets, end of period (in thousands).......   $682,828    $203,595    $265,440  $214,333  $214,638  $234,979
                                                     --------    --------    --------  --------  --------  --------
Ratios to average net assets:
                                                     --------    --------    --------  --------  --------  --------
       Net investment income*.....................       2.04%       3.07%       4.97%     4.29%     2.32%     0.85%
                                                     --------    --------    --------  --------  --------  --------
       Net expenses...............................       0.29%       0.41%       0.39%     0.41%     0.40%     0.35%
                                                     --------    --------    --------  --------  --------  --------
       Gross expenses.............................       0.29%       0.41%       0.39%     0.41%     0.40%     0.35%
                                                     --------    --------    --------  --------  --------  --------

--------------------------------------------------------------------------------

Notes to Financial Highlights

    (a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.
    (b)Net investment income per share is based on average shares outstanding during the period.
    (c)Less than $0.005 per share.
    (d)Portfolio turnover is for the twelve month period.
    (e)Includes waiver of management fee in the GE Money Market Fund of Fund Investment.
* Annualized for periods less than one year for Class R and the Institutional Class of the GE Money Market Fund.

--------------------------------------------------------------------------------

GE Funds
Prospectus

If you wish to  You will find additional information about the GE Funds in
know more       the following documents:

                Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds' actual investments as of the report date.
                Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds' last fiscal year.

                Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus).

                You may visit the Funds' Internet Website (http:// www.gefunds.com) or the SEC's Internet Website (http:// www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Funds. Also, you can obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC's Public
                Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C.
                To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Funds You may obtain a free copy of the SAI or the Funds' annual/ semi-annual report and make shareholder inquiries by contacting:

                GE Investment Distributors, Inc.
                P.O. Box 7900
                3001 Summer Street
                Stamford, CT 06904

                Telephone 1-800-242-0134

                Website http://www.gefunds.com

Investment      GE Asset Management Incorporated
Adviser         P.O. Box 7900
                3001 Summer Street
                Stamford, CT 06904

Transfer Agent  PNC Global Investment Servicing
                101 Sabin Street
                Pawtucket, RI 02860

Custodian       State Street Bank and Trust Company
                One Lincoln Street
                Boston, MA 02111

Distributor     GE Investment Distributors, Inc.
                Member FINRA/SIPC

                Investment Company Act file number: 811-7142

GEF-PRO-1 (01/09)

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2009


GE FUNDS

3001 Summer Street, Stamford, Connecticut 06905

For information, call (800) 242-0134

 * GE U.S. Equity Fund                  * GE International Fixed Income Fund
 ---------------------                  -------------------------------------

 * GE Core Value Equity Fund...........                * GE Fixed Income Fund

 * GE Small-Cap Growth Equity Fund.....       * GE Government Securities Fund

 * GE Small-Cap Equity Fund............       * GE Short-Term Government Fund

 * GE Global Equity Fund...............                  * GE Tax-Exempt Fund

 * GE International Equity Fund........                  * GE High Yield Fund

 * GE Emerging Markets Equity Fund.....   * GE Total Return Fund (formerly GE
                                                   Strategic Investment Fund)

 * GE Premier Growth Equity Fund.......                * GE Money Market Fund


   This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus of GE Funds (the "Trust") dated May 1, 2009 (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above ("Funds") may be obtained without charge by calling the Trust at the telephone number listed above. The Trust's financial statements for the fiscal year ended September 30, 2008 and the Auditor's Report thereon are incorporated by reference to the Trust's Annual Report. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at P.O. Box 120031, Stamford, CT 06905-4331. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

          Table of Contents                                       Page
          -----------------                                       ----
          Investment Strategies and Risks and Portfolio Holdings.   3
          Investment Restrictions................................  47
          Portfolio Transactions and Turnover....................  55
          Management of the Trust................................  60
          Purchase, Redemption and Exchange of Shares............ 115
          Net Asset Value........................................ 129
          Dividends, Distributions and Taxes..................... 131
          Principal Stockholders................................. 141
          Fund History and Additional Information................ 160
          Financial Statements................................... 162
          Appendix............................................... A-1

            INVESTMENT STRATEGIES AND RISKS AND PORTFOLIO HOLDINGS

   The Prospectus discusses the investment objectives and principal investment strategies of the following diversified open-end Funds: GE U.S. Equity Fund (the "U.S. Equity Fund"), GE Core Value Equity Fund (the "Core Value Equity Fund"), GE Small-Cap Equity Fund (the "Small-Cap Equity Fund"), GE Global Equity Fund (the "Global Fund"), GE International Equity Fund (the "International Fund"), GE Emerging Markets Equity Fund (the "Emerging Markets Fund"), GE Premier Growth Equity Fund (the "Premier Fund"), GE Fixed Income Fund (the "Income Fund"), GE Government Securities Fund (the "Government Securities Fund"), GE Short-Term Government Fund (the "Short-Term Government Fund"), GE Tax-Exempt Fund (the "Tax-Exempt Fund"), GE High Yield Fund (the "High Yield Fund"), GE Total Return Fund (formerly GE Strategic Investment
Fund) (the "Total Return Fund") and GE Money Market Fund (the "Money Market Fund"). GE International Fixed Income Fund (the "International Income Fund") and GE Small-Cap Growth Equity Fund (the "Small-Cap Growth Fund"), each an additional series of the Trust, are not currently offered by the Trust.

   The principal investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting shares of beneficial interest of the class related to that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval.

   There can be no assurance that any of the Funds will achieve their investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments.

   The stock and bond markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or become even worse. Because the situation is unprecedented and widespread, it may not be possible to identify all significant risks and opportunities using past investment strategies or models, or to predict the duration of these events.

   U.S. Equity Fund. The investment objective of the U.S. Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to the U.S., measured at the time of investment.

   Core Value Equity Fund. The investment objective of the Core Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund invests primarily in U.S. companies that the portfolio manager considers to be undervalued by the market. Undervalued securities are those securities deemed to have low valuations given the fundamental characteristics of their issuers.

   Small-Cap Equity Fund. The investment objective of the Small-Cap Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund uses a multi-subadviser investment strategy that combines both growth and value investment management styles. The portfolio managers believe this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000(R) Index.

   Global Fund. The investment objective of the Global Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in a portfolio of securities issued by companies located in developed and developing countries, including the United States. Although the Fund is subject to no prescribed limits on geographic asset distribution, under normal circumstances at least 65% of the Fund's assets are invested in the aggregate in no fewer than three different countries.

   International Fund. The investment objective of the International Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund invests primarily in companies in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries and, under normal circumstances, at least 65% of the Fund's assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Fund, under normal circumstances, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by the portfolio manager to have a potential for superior growth in sales and earnings.

   Emerging Markets Fund The investment objective of the Emerging Markets Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing at least 80% of its net assets in equity securities of issuers that are located in emerging market countries under normal circumstances. The portfolio managers focus on companies whose security valuation they believe do not fully reflect the long-term growth potential of the company. Under normal circumstances, the Fund's assets are invested in foreign securities of companies representing at least three different countries.

   Premier Fund. The investment objective of the Premier Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in large and medium-sized companies that have above-average growth histories and/or growth potential.


   Income Fund. The investment objective of the Income Fund is maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund's portfolio securities may occur but is not an objective of the Fund. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government Securities and money market instruments. This percentage limitation is measured at the time of investment. The Fund normally has a weighted average maturity of approximately five to ten years.


   Government Securities Fund. The investment objective of the Government Securities Fund is a high level of current income consistent with safety of principal. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in Government Securities, measured at the time of investment.

   Short-Term Government Fund. The investment objective of the Short-Term Government Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in U.S. Government Securities, measured at the time of investment. The Fund may invest in repurchase agreements secured by U.S. Government Securities.

   Tax-Exempt Fund. The investment objective of the Tax-Exempt Fund is to seek as high a level of income exempt from federal income taxation as is consistent with preservation of capital. The Tax-Exempt Fund operates subject to a fundamental investment policy providing that it will invest its assets so that, during any fiscal year, at least 80% of the income generated by the Fund is exempt from regular federal income taxes and the federal alternative minimum tax. This percentage limitation is measured at the time of investment. Under normal circumstances, the Fund may hold up to 10% of its total assets in cash or money market instruments, including taxable money market instruments.

   High Yield Fund. The investment objective of the High Yield Fund is above-average total return over a market cycle of three to five years. The Fund seeks to achieve this objective by investing at least 80% of its net assets in high yield securities (including bonds rated below investment grade, sometimes called "junk bonds"). The portfolio managers will not sell a particular security solely because it is no longer classified as high yield. The Fund also seeks to achieve its objective of total return, which includes income and growth of capital, primarily by earning a high rate of current income, although the Fund may seek capital growth opportunities when consistent with its objective.

   Total Return Fund. The investment objective of the Total Return Fund is to seek maximum total return. The Fund seeks to achieve this objective by investing primarily in a combination of equity securities and investment-grade debt securities and cash. The Fund's asset allocation process utilizes information from GE Asset Management's ("GEAM") Asset Allocation Committee to diversify holdings across asset classes.

   GEAM has broad latitude in selecting the classes of investments to which the Total Return Fund's assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in cash or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments and cash.

   Money Market Fund. The investment objective of the Money Market Fund is a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the following U.S. dollar denominated, short-term money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"); (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and
(vii) repurchase agreements. This percentage limitation is measured at the time of investment.

*  * * * *

   Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

   The following tables summarize the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GEAM and subject to approval by the Fund's Board of Trustees. Percentage figures refer to the percentage of a Fund's assets that may be invested in accordance with the indicated technique.

                                                                                              Purchasing
                                                                                   Purchasing    and
                                                            Restricted  Structured    and      Writing
                                                  Reverse       and        and      Writing   Securities
                                      Repurchase Repurchase  Illiquid    Indexed   Securities   Index
                            Borrowing Agreements Agreements Investments Securities  Options    Options
                            --------- ---------- ---------- ----------- ---------- ---------- ----------
U.S. Equity Fund...........   33.33%     Yes         No         Yes         No        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Core Value Equity Fund.....   33.33%     Yes        Yes         Yes         No        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Small-Cap Equity Fund......   33.33%     Yes        Yes         Yes         No        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Global Fund................   33.33%     Yes         No         Yes         No        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
International Fund.........   33.33%     Yes         No         Yes         No        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Emerging Markets Fund......   33.33%     Yes        Yes         Yes        Yes        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Premier Fund...............   33.33%     Yes         No         Yes         No        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Income Fund................   33.33%     Yes         No         Yes        Yes        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Government Securities Fund.   33.33%     Yes        Yes         Yes        Yes        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Short-Term Government Fund.   33.33%     Yes         No         Yes        Yes        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Tax-Exempt Fund............      10%     Yes        Yes         Yes         No        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
High Yield Fund............   33.33%     Yes        Yes         Yes        Yes        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Total Return Fund..........   33.33%     Yes        Yes         Yes        Yes        Yes        Yes
                              -----      ---        ---         ---        ---        ---        ---
Money Market Fund..........   33.33%     Yes        Yes          No         No         No         No
                              -----      ---        ---         ---        ---        ---        ---

                                                                              Maximum
                             Futures                                       Investment in
                            Contracts                                         Below-                  When-
                               and                                          Investment                Issued
                             Options                            Maximum     Grade Debt    Maximum      and
                               on       Forward    Options on  Investment   Securities   Investment  Delayed
                             Futures    Currency    Foreign     in Debt     (High Yield  in Foreign  Delivery
                            Contracts Transactions Currencies  Securities   Securities)  Securities Securities
                            --------- ------------ ---------- -----------  ------------- ---------- ----------
U.S. Equity Fund               Yes        Yes         Yes              20%            5%      15%*     Yes
Core Value Equity Fund         Yes        Yes         Yes              20%            5%      25%*     Yes
Small-Cap Equity Fund          Yes        Yes         Yes              20%           10%      10%*     Yes
Global Fund                    Yes        Yes         Yes              20%            5%     100%      Yes
International Fund             Yes        Yes         Yes              20%            5%     100%      Yes
Emerging Markets Fund          Yes        Yes         Yes              20%           10%     100%      Yes
Premier Fund                   Yes        Yes          No              20%            5%      25%*     Yes
Income Fund                    Yes        Yes         Yes            100%     20% in BB       35%*     Yes
                                                                 (maximum       or B by
                                                                of 25% in     S&P or Ba
                                                                   BBB by       or B by
                                                                   S&P or    Moody's or
                                                                   Baa by   below or of
                                                                  Moody's       similar
                                                                       or       quality
                                                              equivalent)
Government Securities Fund     Yes        Yes         Yes            100%          None       35%*     Yes
                                                                 (maximum
                                                                of 10% in
                                                                   BBB by
                                                                   S&P or
                                                                   Baa by
                                                                  Moody's
                                                                       or
                                                              equivalent;
                                                                  maximum
                                                                of 20% in
                                                               A or lower
                                                                  by S&P,
                                                                  Moody's
                                                                       or
                                                              equivalent)
Short-Term Government Fund     Yes        Yes         Yes            100%          None       35%*     Yes
Tax-Exempt Fund                Yes         No          No            100%    5% in debt     None       Yes
                                                                 (maximum    downgraded
                                                                of 10% in         below
                                                                   BBB by    investment
                                                                   S&P or         grade
                                                                   Baa by    subsequent
                                                                  Moody's   to purchase
                                                                       or
                                                              equivalent)
High Yield Fund                Yes        Yes         Yes            100%          100%       35%*     Yes
Total Return Fund              Yes        Yes         Yes            100%     20% in BB       70%*     Yes
                                                                 (maximum       or B by
                                                                of 25% in     S&P or Ba
                                                                   BBB by       or B by
                                                                   S&P or    Moody's or
                                                                   Baa by   below or of
                                                                  Moody's       similar
                                                                       or       quality
                                                              equivalent)
Money Market Fund               No         No          No             100%         None       25%*     Yes



* This limitation excludes: ADRs; securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange; dollar-denominated securities publicly offered in the U.S. by a foreign issuer.

                                                                                             Debt                 Securities
                                                                                          Obligations                 of
                                                      Lending                                 of                    Other
                                                     Portfolio                Rule 144A  Supranational Depositary Investment
                                                    Securities                Securities   Agencies     Receipts    Funds
                                       -------------------------------------  ---------- ------------- ---------- ----------

U.S. Equity Fund......................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Core Value Equity Fund................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Small-Cap Equity Fund.................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Global Fund...........................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

International Fund....................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Emerging Markets Fund.................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Premier Fund..........................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Income Fund...........................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Government Securities Fund............                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Short-Term Government Fund............                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Tax-Exempt Fund.......................                                   Yes     Yes          Yes          No        Yes
                                       -------------------------------------     ---          ---         ---        ---

High Yield Fund.......................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Total Return Fund.....................                                   Yes     Yes          Yes         Yes        Yes
                                       -------------------------------------     ---          ---         ---        ---

Money Market Fund.....................                                   Yes     Yes          Yes          No         No
                                       -------------------------------------     ---          ---         ---        ---

                                                                                         Floating
                                                                                            and     Participation
                                                      Lending                            Variable   Interests in
                                                     Portfolio                Municipal    Rate       Municipal
                                                    Securities                 Leases   Instruments  Obligations
                                       -------------------------------------  --------- ----------- -------------

U.S. Equity Fund......................                                   Yes      No        No*           No
                                       -------------------------------------     ---        ---          ---

Core Value Equity Fund................                                   Yes      No        No*           No
                                       -------------------------------------     ---        ---          ---

Small-Cap Equity Fund.................                                   Yes      No        No*           No
                                       -------------------------------------     ---        ---          ---

Global Fund...........................                                   Yes      No        No*           No
                                       -------------------------------------     ---        ---          ---

International Fund....................                                   Yes      No        No*           No
                                       -------------------------------------     ---        ---          ---

Emerging Markets Fund.................                                   Yes      No        No*           No
                                       -------------------------------------     ---        ---          ---

Premier Fund..........................                                   Yes      No        No*           No
                                       -------------------------------------     ---        ---          ---

Income Fund...........................                                   Yes      No        Yes           No
                                       -------------------------------------     ---        ---          ---

Government Securities Fund............                                   Yes      No        Yes           No
                                       -------------------------------------     ---        ---          ---

Short-Term Government Fund............                                   Yes      No        Yes           No
                                       -------------------------------------     ---        ---          ---

Tax-Exempt Fund.......................                                   Yes     Yes        Yes          Yes
                                       -------------------------------------     ---        ---          ---

High Yield Fund.......................                                   Yes      No        Yes           No
                                       -------------------------------------     ---        ---          ---

Total Return Fund.....................                                   Yes     Yes        Yes          Yes
                                       -------------------------------------     ---        ---          ---

Money Market Fund.....................                                   Yes      No        Yes           No
                                       -------------------------------------     ---        ---          ---

* Excludes commercial paper and notes with variable and floating rates of interest.



                                                                                                       Mortgage  Government
                                                                                           Custodial   Related    Stripped
                                                                               Municipal  Receipts on Securities  Mortgage
                                                                              Obligations  Municipal  including   Related
                                              Zero Coupon Obligations         Components  Obligations    CMOs    Securities
                                       -------------------------------------  ----------- ----------- ---------- ----------

U.S. Equity Fund......................                                   Yes       No          No        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

Core Value Equity Fund................                                    No       No          No        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

Small-Cap Equity Fund.................                                    No       No          No        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

Global Fund...........................                                    No       No          No        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

International Fund....................                                    No       No          No        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

Emerging Markets Fund.................                                    No       No          No        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

Premier Fund..........................                                    No       No          No        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

Income Fund...........................                                   Yes       No          No        Yes        Yes
                                       -------------------------------------      ---         ---        ---        ---

Government Securities Fund............                                   Yes       No          No        Yes        Yes
                                       -------------------------------------      ---         ---        ---        ---

Short-Term Government Fund............                                   Yes       No          No        Yes        Yes
                                       -------------------------------------      ---         ---        ---        ---

Tax-Exempt Fund.......................                                   Yes      Yes         Yes        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

High Yield Fund.......................                                   Yes       No          No        Yes        Yes
                                       -------------------------------------      ---         ---        ---        ---

Total Return Fund.....................                                   Yes      Yes         Yes        Yes        Yes
                                       -------------------------------------      ---         ---        ---        ---

Money Market Fund.....................                                    No       No          No        Yes         No
                                       -------------------------------------      ---         ---        ---        ---

                                                                                Asset-
                                                                                Backed
                                                                              Securities
                                                                                  and
                                                                              Receivable- Mortgage Short Sales
                                                                                Backed     Dollar  Against the
                                              Zero Coupon Obligations         Securities   Rolls       Box
                                       -------------------------------------  ----------- -------- -----------

U.S. Equity Fund......................                                   Yes       No        No         No
                                       -------------------------------------      ---       ---        ---

Core Value Equity Fund................                                    No       No        No        Yes
                                       -------------------------------------      ---       ---        ---

Small-Cap Equity Fund.................                                    No       No       Yes        Yes
                                       -------------------------------------      ---       ---        ---

Global Fund...........................                                    No       No        No        Yes
                                       -------------------------------------      ---       ---        ---

International Fund....................                                    No       No        No        Yes
                                       -------------------------------------      ---       ---        ---

Emerging Markets Fund.................                                    No       No        No        Yes
                                       -------------------------------------      ---       ---        ---

Premier Fund..........................                                    No       No        No         No
                                       -------------------------------------      ---       ---        ---

Income Fund...........................                                   Yes      Yes       Yes         No
                                       -------------------------------------      ---       ---        ---

Government Securities Fund............                                   Yes      Yes       Yes        Yes
                                       -------------------------------------      ---       ---        ---

Short-Term Government Fund............                                   Yes      Yes       Yes         No
                                       -------------------------------------      ---       ---        ---

Tax-Exempt Fund.......................                                   Yes       No        No        Yes
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High Yield Fund.......................                                   Yes      Yes       Yes        Yes
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Total Return Fund.....................                                   Yes      Yes       Yes         No
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Money Market Fund.....................                                    No      Yes        No         No
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   Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Board determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" means securities rated by the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (ii) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, four organizations are
NRSROs: Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., and Dominion Bank Ratings Service Limited. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

   The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, "Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (i) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (ii) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEAM in accordance with procedures established by the Board. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund's total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs, securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange, and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. The Fund does not regard as a foreign security an Eligible Security issued by an issuer organized in the United States, even if affiliated with a foreign entity or otherwise serving as a nominal or co-issuer, or if issuing a security guaranteed by a foreign entity. Nor does the Fund regard as a foreign security, a dollar-denominated Eligible Security issued by a foreign bank with a branch in the United States. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under "Net Asset Value." The Fund also may hold liquid Rule 144A Securities (see "Restricted and Other Illiquid Investments").

   Money Market Instruments. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows:
(i) Government Securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest,
(iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and
(vii) repurchase agreements.

   Each Fund may also invest indirectly in money market instruments through investments in the Money Market Fund, which generally would be used to invest a Fund's cash balance, as well as the cash balances of other non-money market investment companies managed by GEAM. In order to ensure that the Funds do not incur duplicative advisory fees on the cash balances invested in the Money Market Fund, GEAM will waive a portion of its management fee for each Fund in an amount equal to the management fees charged by the Money Market Fund with respect to each Fund's investments of its cash holdings in the Money Market Fund, if any. Each Fund may invest up to 25% (10% in the case of the Tax-Exempt
Fund) of its assets in the Money Market Fund.

   Before using the Money Market Fund for this purpose, certain Funds may have invested a portion of their cash in the GEI Investment Fund, which is a privately offered pooled investment trust managed by GE Asset Management. GE Asset Management charges no advisory fee to the GEI Investment Fund. Those Funds may continue to hold a small interest in the GEI Investment Fund.

   Each of the Funds may invest in the following types of Government
Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Deposit Insurance Corporation ("FDIC"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae), whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury (i.e., Fannie Mae) or are supported solely by the credit of the instrumentality (i.e., obligations of Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government securities are bank-issued debt instruments that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio manager determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.

   Each Fund may also invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Tax-Exempt Fund and the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund's assets.

   U.S. Treasury Money Market Guarantee Program. The U.S. Treasury Department ("U.S. Treasury") extended its Temporary Guarantee Program for Money Market Funds (the "Program") until April 30, 2009. The Money Market Fund will participate in the Program extension. The U.S. Treasury has not decided whether to extend the Program beyond April 30, 2009. A summary of the Program is provided below.

   The U.S. Treasury established the Program to provide stability to the market. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to money market fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

   While the Money Market Fund has maintained and expects to continue to maintain its $1.00 share price, there can be no assurance that the Money Market Fund will be able to do so. As a result, at a meeting held on October 7, 2008, the Board of Trustees (the "Board") of GE Funds determined that, considering the cost of the premium and the potential benefits of the guarantee to the Money Market Fund's shareholders, the Money Market Fund would apply to participate in the Program. The cost of the premium for participation in the Program was borne by the Money Market Fund. At a meeting held on December 5, 2008, the

Board approved the Money Market Fund's participation in the Program extension. The Money Market Fund also will bear the cost of participating in the Program extension.

   The guarantee under the Program covers shareholders of a participating money market fund only for the number of shares held in that fund as of the close of business on September 19, 2008 and still held on the date that the fund's net asset value falls below $1.00 per share. A shareholder's holding in a participating money market fund as of September 19, 2008 represents the maximum amount of shares eligible for reimbursement under the Program. Any increase in the number of shares held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in that fund fluctuates, a shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the amount held at the time the guarantee is triggered, whichever is less. If a shareholder closes his or her account, any future investment in the fund will not be guaranteed. As a result, shareholders of record on September 19 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

   Under the terms of the Program, if the guarantee is triggered with respect the Money Market Fund, the Board will be required to liquidate the Money Market Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, shareholders with shares not covered under the Program may receive less than $1.00 per share.

   The Program had an initial three-month term beginning September 19, 2008, which was extended to April 30, 2009. The Secretary of the U.S. Treasury has the option to further extend the Program up to the close of business on September 18, 2009. Each participating money market fund would have to renew its participation at each extension point to maintain coverage and would have to pay additional fees. If the Secretary chooses not to extend the Program at the end of any period, the Program will terminate. Guarantee payments under the Program will not exceed the amount available in the U.S. Treasury Department's Exchange Stabilization Fund on the date of claim (currently, approximately $50 billion).

   For additional information on the program, visit the U.S. Treasury Department's website at www.ustreas.gov.

   Cash and Temporary Defensive Positions. During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of a Fund, a temporary defensive posture and (i) without limitation hold cash, or (ii) restrict the securities markets in which the Fund's assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash: (i) pending investment; (ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses, and (iv) during a Fund restructuring. A Fund may also hold cash under circumstances where the liquidation of a Fund has been approved by the Board and therefore investments in accordance with the Fund's investment objective and policies would no longer be appropriate. To the extent that a Fund, other than the Money Market Fund, holds cash, it may not achieve its investment objective.

   Cash includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

   Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

   A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

   Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

   Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody's represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio manager also relies upon its own analysis to evaluate potential investments.

   Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

   Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

   Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Below investment-grade and comparable unrated securities (collectively referred to as "below investment-grade" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

   The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust's ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund's net asset value.


   Real Estate and Real Estate Related Investments. The Total Return Fund may invest in securities of issuers principally engaged in or related to the real estate industry (as described below) as well as publicly traded limited partnerships related to the real estate industry. To the extent that it invests in such securities, the Total Return Fund is subject to the risks associated with such securities described below. However, the Total Return Fund may also invest directly in real estate. Therefore, to the extent the Total Return invested in direct interests in real estate, it would be particularly subject to the risks associated with the direct ownership of real estate. The principal risk of owning real estate is illiquidity. When the market value of real estate assets is in decline, selling such assets at a reasonable price may be difficult or impossible. Other risks of owning real estate include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks.

   An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools) real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

   There are risks associated with investing in, among other things, the securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, which are essentially all of the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks. Further, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

   Because the Total Return Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes."

   In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See "Investment Strategies and Risks" in this SAI for more information about REITs.

   Investments in Physical Commodities. The Total Return Fund may invest in physical commodities such as gold and other precious metals, raw materials, agricultural products, and energy resources including oil and natural gas. Physical commodities often experience sharp price volatility as a result of a number of domestic and global factors including resource availability, fluctuations in supply and demand and in market perceptions of the same, economic cycles, speculation in commodities and manipulation of certain commodities markets. In addition, economic factors such as changes in interest rates, currency fluctuations, and changes in inflation or expectations of future inflation movements can impact prices of physical commodities. Furthermore, physical commodities are also subject to geopolitical factors including political upheaval and wars, social and economic conditions within commodity producing countries, government regulation of the production and sale of commodities (including restrictions on private or foreign ownership or development of commodities), and general trade or currency restrictions between countries.


   Repurchase Agreements and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by GEAM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEAM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.

   Certain Funds may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or a designated sub-custodian.

   A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

   Restricted and Other Illiquid Investments. Each Fund, other than the Money Market Fund, may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% (10% in the case of the Tax-Exempt
Fund) of its assets in "illiquid investments"; the Money Market Fund may not, under any circumstance, invest in illiquid investments. Illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid investments that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEAM has determined are not liquid under guidelines established by the Board.

   Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEAM deems representative of their value, the value of the Fund's net assets could be adversely affected.

   Rule 144A Securities. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A securities may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A securities. A Fund's purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors GEAM's implementation of the standards and procedures.

   When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

   Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund's net asset value.

   When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

   Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

   Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

   Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

   Currency Exchange Rates. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

   Developing Countries/Emerging Market Countries. Investing in securities issued by companies located in developing countries or emerging market countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries or emerging market countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries or emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


   Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% (5% in the case of the Tax-Exempt Fund and 33.33% in the case of the Total Return Fund) of a Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. The Funds will retain the right to all interest and dividends payable with respect to the loaned securities. If a Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing a Fund's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.

   If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive a reasonable fee on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value of the loaned securities; and (v) the Fund may pay only reasonable custodian fees in connection with the loan. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "DIVIDENDS, DISTRIBUTIONS AND TAXES - Taxation of U.S. Shareholders" below). When securities are loaned, voting rights typically are passed to the borrower. However, if a member of the proxy committee determines that a proxy vote is materially important to the shareholders of the Trust and where it is feasible to recall the securities on a timely basis, GEAM may use its reasonable efforts to recall the loaned securities. GEAM disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

   Securities of Other Investment Companies. Each Fund, other than the Money Market Fund, may invest in other investment companies that invest principally in securities in which the Fund is authorized to invest, and as permitted by the 1940 Act and the rules thereunder. To the extent a Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees; provided however, GEAM will reimburse each Fund for the management fees each Fund pays on the cash balances invested in the Money Market Fund, if any.

   Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

   Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

   The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

   The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

   A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. GEAM expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

   A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

   Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and NASDAQ and by requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a

Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

   A Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by a Fund of options will depend on the portfolio manager's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

   Securities Index Options. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

   A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

   A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

   The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

   The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio manager's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

   Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that a Fund engage in such a transaction.

   Over-the-Counter ("OTC") Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

   Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the

Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

   Futures Contracts and Options on Futures Contracts. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the CFTC or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

   An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

   The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment adviser to the registered investment company claims an exclusion from regulation as a commodity pool operator. In connection with the management of the Funds, GEAM has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Funds are no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The Funds, however, continue to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

   No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

   If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

   An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

   The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, the portfolio manager of the Tax-Exempt Fund anticipates that the Fund will invest in these instruments only in unusual circumstances, such as when the portfolio manager anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

   Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

   Forward Currency Transactions. Certain Funds may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. No Fund will enter into forward currency transactions for speculative purposes. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

   Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust's custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

   Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then, current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

   In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEAM. A Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

   The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

   In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager's special skills and experience with respect to those instruments and will usually depend upon the portfolio manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

   The ability to dispose of a Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

   Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by a Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the OTC market.

   Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

   Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

   Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by a Fund with another party of their respective rights to return on or increase in value of a basket of securities. Since swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions entered into for hedging purposes. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

   Credit Default Swaps. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

   Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Funds will bear the market risk of the reference instrument.

   Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government sponsored corporations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

   The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

   Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government.

   Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

   Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

   Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds' net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

   Collateralized mortgage related securities ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

   Further, if the Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called
"subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

   Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% (10% in the case of the Tax-Exempt Fund) of the value of its net assets.

   Supranational Agencies. Each Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a twelve-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

   Municipal Obligations. The term "Municipal Obligations" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular Federal income tax purposes in the opinion of bond counsel to the issuer.

   Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the portfolio manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

   Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

   Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal

Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

   Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the portfolio manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor the portfolio manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund's shareholders adversely, the Trust will reevaluate the Fund's investment objective and policies and might submit possible changes in the Fund's structure to the Fund's shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

   Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and decrease as the Auction Component's rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

   Municipal Leases. Included among Municipal Obligations in which a Fund may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities ("Municipal Leases") to obtain funds to acquire a wide variety of equipment and facilities.

   Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality's agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

   Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the portfolio manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

   An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

   Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security;
(iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

   The Tax-Exempt Fund intends to invest in Municipal Leases of a broad range of issuers, consistent with prudent regional diversification. Interest payments on qualifying Municipal Leases are exempt from federal income taxes. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

   Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and tend to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

   The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

   Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

   Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by GEAM for the purchase of debt securities. GEAM considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund's portfolio.

   Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal

Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

   Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for Federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

   The Tax-Exempt Fund, Short-Term Government Fund and Total Return Fund may each invest up to 10% of its assets in zero coupon obligations. Zero coupon obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life, and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

   Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

   Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only" or "PO") or interest distributions ("interest-only" or "IO") on mortgage related certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEAM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

   Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds' not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate.

   Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Trust's Board, the Fund treats government stripped mortgage related securities as illiquid and will limit each Fund's investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

   Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the Collateralized Mortgage Obligation or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

   The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

   Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

   Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and Other Collateralized Debt Obligations ("CDOs"). Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

   Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

   For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

   Short Sales Against the Box. Certain Funds may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   World Equity Benchmark Shares (WEBS) and Other Index-Related Securities. Certain Funds may invest in exchange-traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor's Depositary Receipts ("SPDRs"). These securities are considered to be investment companies for purposes of the Funds' investment limitations.

   Portfolio Holdings.

   The Funds' portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the Funds' portfolio holdings is in the best interest of the Funds' shareholders in the manner described below. GEAM and the Board may amend these policies and procedures at any time without prior notice.

   Various non-Fund advisory clients of GEAM may hold securities substantially similar to those securities held by the Funds. Although GEAM has also adopted policies and procedures regarding the selective disclosure of the contents of those other portfolios, those policies and procedures contain different procedures and limitations than the policies and procedures that apply to the disclosure of the Funds' portfolio holdings.

   The Funds' portfolio holdings are made public, as required by law, in the Funds' annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the Funds' portfolio holdings as of fiscal quarter end are reported to the SEC, and posted to the Funds' website, within 60 days after the end of the Funds' first and third fiscal quarters so that they are available to any interested person.

The following information is also available on the Funds' website
(http://www.geam.com) or by calling 1-800-242-0134:

   1. A complete listing of each Funds' portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) will be available to any interested person as of each month-end, at least 30 days following the month-end;

   2. Top ten portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) for all Funds will be available to any interested person as of each month-end, at least 15 days after the month-end; and

   3. Characteristics of securities (such as number of shares, principal amount of bonds, percentage of portfolio, sector, country, regional, quality and duration breakdowns, depending on the type of account) held in any of the Funds based on a Fund's entire portfolio (or a portion thereof) will be available to any interested person as of each month-end, at least 15 days after the month-end on the Funds' website.

   This information will be available on the Funds' website until updated for the next appropriate period. This information may be disclosed to any person no earlier than one day after it has been posted to the website.

   The Funds and GEAM reserve the right to make the Funds' portfolio holdings and related information available on the Funds' website earlier or later than permitted above if it is determined prior to such disclosure that (1) there is a legitimate business purpose to do so (as described below in the paragraphs related to selective disclosures of Fund portfolio holdings information); (2) any actual or potential conflicts of interest between the Funds and their affiliates are reviewed and considered; and (3) the timing of such disclosure is not expected to result in harm to the Funds. Prior to such disclosure being released and made available to the public on the Funds' website, the following condition must be met:

   Any Senior Vice President or Vice President of GEAM's Legal Department or GEAM's General Counsel; (b) any Manager of GEAM's Compliance Department; and
(c) the Chief Investment Officer (or other individual in a senior management position) of the applicable Fund, (i) must be informed of each arrangement involving the proposed disclosure of the Funds' portfolio holdings information in a timeframe different from the standard timeframe, (ii) must analyze it to determine potential and actual conflicts of interests in an effort to minimize those conflicts to the extent reasonable and practicable and (iii) must authorize its occurrence.

   Selective (i.e. non-public) disclosures of portfolio holdings information relating to the Funds, even if subject to the conditions specified in the portfolio holdings policies and procedures, should be done only where legitimate business purposes of the Fund are served and the potential and actual conflicts of interest between the Fund and their affiliates are reviewed and considered.

   Selective disclosures could be considered to serve the legitimate business purposes of the Funds, if: (1) done to further the interests of the Funds or
(2) the disclosure is not expected to result in harm to the Funds (such harm could occur by permitting third parties to trade ahead of, or front run, the Funds or to effect trades in shares of the Funds with portfolio holdings information that other current or potential investors do not have). For example, certain vendors of GEAM or the Funds provide services that are essential in the operations of the Funds, or assist GEAM in providing services to the Funds or in conducting its investment management business activities in general. In order to properly perform these services, these vendors typically need to obtain Fund portfolio holdings information on a very frequent and timely basis, often on the same day it is derived. In addition, certain institutional Fund clients (and their representatives) may require us to provide them with more timely portfolio holdings information for their review, in fulfillment of their fiduciary obligations.

   Potential and actual conflicts of interest between the Funds and their affiliates must also be reviewed and considered. For example, there may be situations where the selective disclosure of Fund portfolio holdings information facilitates portfolio management activities or the potential growth of the Funds, which could legitimately serve the common interests of both the Funds and GEAM or its affiliates. However, such selective disclosures should not be made for the benefit of GEAM or its affiliates, such as the receipt of compensation for the disclosure of those portfolio holdings, without also considering whether the disclosure would be in the interests of the Funds or, at a minimum, result in no harm to the Funds.

   The following conditions must be met in order to disclose Fund portfolio holdings information before it is released and made available to the public:

   (1) Any Senior Vice President or Vice President of GEAM's Legal department or GEAM's General Counsel; (2) any Manager of GEAM's Compliance department; and
(3) the Chief Investment Officer, or other individual in a senior management position of the applicable Fund, (i) must be informed of each arrangement involving selective disclosure of Fund portfolio holdings information,
(ii) must analyze it to determine potential and actual conflicts of interest in an effort to minimize those conflicts to the extent reasonable and practicable and (iii) must authorize its occurrence; and

   (2) Depending on the type of recipient, the recipient of the information must agree in writing to maintain the confidentiality of the information provided (or the recipient must be subject to professional or ethical obligations not to disclose or improperly use the information, such as would apply to independent public accounting firms and legal counsel), and not to trade on the basis of the information provided in any account over which it has influence or control, until the public release of the information. With respect to mutual fund investors (and their representatives), the disclosure is limited to month-ending date information that is provided at least 15 days following the month-end; and

   (3) GEAM's CIMs department must maintain a list of all entities that receive selective disclosure of portfolio holdings and the reason for such disclosure.

   Other entities not subject to the conditions described above also may be provided portfolio holdings information on a daily basis without any delay in transmission if they are subject to professional or ethical obligations not to disclose or improperly use the information (e.g., independent public accounting firms and legal counsel).

   Various broker-dealers or futures commission merchants not subject to the conditions described above also may be provided portfolio holdings information daily without any delay in transmission in connection with the purchase or sale of securities, requests for price quotations on securities or bids on securities.

   A custodian not subject to the conditions described above also may be provided portfolio holdings information daily without any delay in transmission in connection with the provision of custodial services to the mutual fund.

   As of the date of this SAI, the Fund provides its portfolio holdings to the following entities as of a date more frequent than month-end and/or prior to the time lag period (i.e., 30 days or 15 days) set forth above:

    .  Custodian (sub-custodians) and accounting agent;
    .  Securities lending agent(s);
    .  Proxy voting agent(s);
    .  Transfer agent (in the event of a redemption or purchase in-kind);
    .  Sub-adviser(s);
    .  A GE affiliated provider of certain administrative functions;
    . Legal counsel to the Funds, GEAM or non-interested Trustees of the Funds; . Auditor(s);
    .  Financial printer(s);

    .  Provider(s) of attribution and/or portfolio analysis, including:
       o  FactSet Research Systems, Inc.
       o  Richards & Tierney, Inc.
    .  Rating agencies;
    . Other recipients could include various stock markets and exchanges, regulatory authorities and, to a more limited extent, the issuers of securities held by the Funds with respect to only the securities of the particular issuer.

   Neither the Funds nor GEAM receive separate compensation with respect to the selective disclosure of portfolio holdings from any recipient of such information.

   The Funds will make reasonable efforts to work with the entities listed above to obtain written acknowledgements and to implement the conditions described above. GEAM's compliance department will analyze no less frequently than annually the shareholder records of the Fund in an effort to determine whether any Fund client or critical vendor violated the no trading ban that is in effect until the public release of the portfolio holdings information. GEAM's compliance department will review the findings of the analysis with GEAM's legal department. However, such a monitoring effort is not likely to detect every misuse of that information, particularly if concealed in some fashion. Certain employees of GEAM and GE Investment Distributors, Inc. ("GEID") may also have access to that non-public portfolio information, but those employees will normally be subject to a code of ethics and other policies and procedures intended to prevent misconduct.

   There can be no assurance that the Funds' policies and procedures on disclosure of portfolio holdings will protect the Funds from misuse of such information by individuals or entities that come into possession of the information.

                            INVESTMENT RESTRICTIONS

   Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.


All Funds except the Small-Cap Equity Fund, Emerging Markets Fund, Tax-Exempt Fund, High Yield Fund and Total Return Fund:

   The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of all the Funds, except with respect to the Small-Cap Equity Fund, Emerging Markets Fund, Tax-Exempt Fund, High Yield Fund and Total Return Fund. Investment restrictions 11 through 18 are not fundamental policies and may be changed by a vote of the Board at any time.


   1. No Fund may borrow money, except that the Small-Cap Growth Fund, Core Value Equity Fund, Government Securities Fund and Money Market Fund may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund's total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

   2. No Fund may lend its assets or money to other persons, except through
(a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

   3. No Fund, other than the International Income Fund, may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each Fund, other than the Money Market Fund, may be invested without regard to this limitation, and (b) the Money Market Fund may invest more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   4. No Fund, other than the International Income Fund, may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in Government Securities and (b) up to 25% of the value of the assets of a Fund, other than the Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction. However, each foreign country's banks are regarded as a separate industry.

   6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

   7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

   8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

   9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

   10. No Fund may invest in commodities, except that each Fund (other than the Money Market Fund) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forwards, futures and options contracts) as described in this SAI and in the Prospectus.

   11. No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Fund, other than the Money Market Fund, may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts and (b) the Money Market Fund may acquire "puts" and "unconditional puts" as defined in Rule 2a-7 under the 1940 Act.

   12. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

13.No Fund may invest in companies for the purpose of exercising control or management.

   14. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value. The Money Market Fund may not invest in any form of warrants.

   15. No Fund may purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments; the Money Market Fund will not purchase illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

   16. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"), that have been determined to be liquid by the Board based upon the trading markets for the securities.

   17. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

   18. Each of the Funds, with the exception of the Total Return Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days' prior notice before changing this non-fundamental policy.

Notes to Investment Restrictions

   With respect to investment restriction No. 12, investments by the Funds (other than the Money Market Fund) in the GEI Investment Fund is not considered an investment in another investment company for purposes of this restriction.

   The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 5 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

The Small-Cap Equity Fund, Emerging Markets Fund and High Yield Fund

   The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Small-Cap Equity Fund, Emerging Markets Fund and the High Yield Fund. Investment restrictions 9 through 14 are not fundamental policies and may be changed by a vote of the Board at any time.

   1. Each Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance and purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, (e) engage in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.

   2. Each Fund may not lend its assets or money to other persons, except
(a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law,
(c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.

   3. Each Fund shall invests at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities, (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities are limited as to any single issuer to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

   4. Each Fund may not invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations.

   5. Each Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with each Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that a Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

   6. Each Fund may not purchase or sell real estate, except (1) that a Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts),
(c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer's obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.

   7. Each Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

   8. Each Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by applicable law.

   9. Each Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that a Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

10.Each Fund may not invest in companies for the purpose of exercising control or management.

   11. Each Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

   12. Each Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

   13. Each Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"), that have been determined to be liquid by the Board based upon the trading markets for the securities.

   14. Each Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide shareholders at least 60 days' prior notice before changing this non-fundamental policy.

Notes to Investment Restrictions

   The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 4 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.


The Total Return Fund:

   The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Total Return Fund. Investment restrictions 8 through 12 are not fundamental policies and may be changed by a vote of the Board at any time.

   1. Shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

   2. May not make investments that will result in the concentration (as that term is defined in the 1940 Act) of its assets in securities of issuers in any one industry.

3. May purchase or sell commodities or commodities contracts, except as otherwise permitted by applicable law.

4. May not issue senior securities, except as otherwise permitted by applicable law.

   5. May purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

   6. May not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes,
(c) invest in permitted leveraged instruments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

   7. May lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, and (e) as otherwise permitted by applicable law.

   8. May not purchase securities of other investment companies if, as a result thereof, the Total Return Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Total Return Fund's assets would be invested in any one investment company, or more than a total of 10% of the Total Return Fund's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Total Return Fund's total assets, taken at market value, would be invested in such securities. These limitations also do not apply to
(i) investments by the Total Return Fund in money market funds such as the Money Market Fund, as permitted under 1940 Act and the rules thereunder; and
(ii) investments by the Total Return Fund in shares of GEI Investment Fund, as permitted by an exemptive order issued by the SEC.

   9. May not invest more than 30% of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's.

   10. May not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

   11. May not make additional investments when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

   12. May not acquire any security or other investment that is not readily marketable if more than 15% of its net assets, taken at market value, would be invested in such securities and other investments. For purposes of this restriction, an investment is considered to be not readily marketable if it cannot be disposed of by the Total Return Fund within seven days in the ordinary course of business at approximately the amount at which the Total Return Fund has valued the investment.

Notes to Investment Restrictions for Total Return Fund

   The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of fundamental investment restriction number 1 above, the

Company may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Company may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Company may select its own industry classifications, provided such classifications are reasonable.


The Tax-Exempt Fund:

   Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of the Tax-Exempt Fund. Investment restrictions 11 through 16 are not fundamental policies and may be changed by a vote of the Board at any time. The Tax-Exempt Fund may not:

   1. Purchase more than 10% of any class of securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities).

   2. Invest more than 5% of its total assets in the securities of any one issuer (except for Government Securities and securities fully collateralized by Government Securities, and options thereon).

   3. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act or as permitted by an SEC exemptive order.

   4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Tax-Exempt Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

   5. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Tax-Exempt Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interest in real estate securing an issuer's obligations, in the event of a default by that issuer.

   6. Invest in commodities, except that the Tax-Exempt Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

   7. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5% of the Tax-Exempt Fund's net assets), the entry into repurchase agreements (not more than one-third of the current market value of the Tax-Exempt

Fund's total assets shall constitute secured "loans" by the Tax-Exempt Fund under repurchase agreements), trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and investing in variable rate demand notes.

   8. Invest more than 25% of the value of the Tax-Exempt Fund's total assets in securities of issuers in any one industry, except securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.

   9. Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Tax-Exempt Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Tax-Exempt Fund may acquire securities under circumstances in which, if the securities were sold, the Tax-Exempt Fund might be deemed to be an underwriter for purposes of the 1933 Act.

   10. Invest its assets so that, during any fiscal year, least than 80% of the income generated by the Fund is exempt from regular Federal income taxes and the Federal alternative income tax.

   11. Invest in the securities of an issuer for the purpose of exercising control or management, but the Tax-Exempt Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment.

   12. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of the Tax-Exempt Fund's assets or as part of a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

   13. Purchase restricted securities if more than 10% of the total assets of the Tax-Exempt Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding, for purposes of this restriction, repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, futures contracts and options thereon, and Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities.

   14. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

   15. Make short sales of securities, unless the Tax-Exempt Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

   16. Purchase any security while borrowings representing more than 5% of the Tax-Exempt Fund's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Notes to Investment Restrictions

   With respect to investment restriction No. 12, investments by the Fund in the GEI Investment Fund is not considered an investment in another investment company for purposes of this restriction.

   The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 8 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

                      PORTFOLIO TRANSACTIONS AND TURNOVER

   Decisions to buy and sell securities for each Fund are made by the portfolio manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

   The following table shows the amount of brokerage commissions paid by certain Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in GEAM's outlook.

                         Year ended    Year ended    Year ended
                        September 30, September 30, September 30,
Fund                        2008          2007          2006
----                    ------------- ------------- -------------
U.S. Equity Fund.......   $436,392      $427,653      $467,055
Premier Fund...........   $126,231      $240,582      $405,145
Core Value Equity Fund.   $ 64,041      $ 61,436      $ 50,160
Small-Cap Equity Fund..   $ 48,441      $112,167      $127,053
Global Fund............   $108,933      $132,457      $ 93,129
International Fund.....   $ 89,591      $ 72,950      $ 93,279
Total Return Fund......   $151,620      $139,329      $145,215

   The Funds have adopted, and the Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these procedures, in selecting brokers or dealers to execute securities transactions on behalf of a Fund, the portfolio manager seeks the most favorable terms available under the circumstances ("best execution"). In assessing the overall terms available when seeking best execution for any transaction, the portfolio manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the portfolio manager does not take into account a broker or dealer's promotional or sales efforts on behalf of a Fund.

   In addition, the investment advisory agreement between the Trust and GEAM relating to each Fund authorizes GEAM, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which GEAM or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund's receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to GEAM in servicing that Fund as well as all of GEAM's accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

   The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2008. Funds that are not listed paid no brokerage commissions to firms that provided such services.

                        Commissions
                          Paid to   Total Amount
                         Firms for       of
                         Brokerage  Transactions
                            and     for Brokerage
                         Research   and Research
Fund                     Services     Services
----                    ----------- -------------
U.S. Equity Fund.......   $53,254    $59,449,013
Premier Fund...........   $ 8,391    $12,103,204
Core Value Equity Fund.   $ 8,505    $ 8,677,000
Global Fund............   $20,195    $17,692,240
International Fund.....   $ 9,198    $ 5,574,533
Total Return Fund......   $13,471    $13,120,787

   The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or GEAM is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

   GEAM may select broker-dealers that are affiliated with the Trust or GEAM. All brokerage commissions paid to affiliates will be fair and reasonable. The Board has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by the Board, transactions for a Fund may be executed through the Distributor, if, in the judgment of GEAM, the use of the Distributor is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor generally may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.

   The Funds did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years.

   Certain of the Fund's investment strategies may result in a Fund having a high portfolio turnover rate. Higher portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in a Fund. The portfolio manager does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund's investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager's outlook. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund's paying higher brokerage commissions. The following table provides the portfolio turnover rates for each Fund over the past two fiscal years.

                            Portfolio Portfolio
                            Turnover  Turnover
                               for       for
                             Period    Period
                              Ended     Ended
Fund                         9/30/08   9/30/07
----                        --------- ---------
U.S. Equity Fund...........     55%       53%
Premier Fund...............     30%       28%
Core Value Equity Fund.....     67%       59%
Small-Cap Equity Fund......     60%       37%
Global Fund................     57%       66%
International Fund.........     39%       38%
Emerging Markets Fund......    N/A       N/A
Income Fund................    467%      385%
Government Securities Fund.    279%      323%
Short-Term Government Fund.    263%      114%
Tax-Exempt Fund............     28%       40%
High Yield Fund............    N/A       N/A
Total Return Fund..........    156%      133%
Money Market Fund..........    N/A       N/A

                            MANAGEMENT OF THE TRUST

Trustees and Officers

   The Board oversees the business affairs of the Trust. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEAM.

   The name, address, positions held, principal occupation during the past five years, number of portfolios in fund complex overseen and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are shown below. The business address of each Trustee and executive officer who is an "interested person" is 3001 Summer Street, Stamford, Connecticut 06905.

                  INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

                                                                                      Number of
                                                                                    Portfolios in
                                         Term of Office   Principal Occupation(s)   Fund Complex
                        Position(s) Held and Length of            During             Overseen by  Other Directorships Held by
Name, Address and Age      with Fund      Time Served          Past 5 years            Trustee             Trustee
---------------------   ---------------- --------------- -------------------------- ------------- ---------------------------

Michael J. Cosgrove 59    Chairman of    Until successor    President and Chief          51         Chairman of the Board
                         the Board and   is elected and     Executive Officer -                      and President of GE
                           President     qualified - 14       Mutual Funds &                       Institutional Funds, GE
                                              years      Intermediary Business at                  LifeStyle Funds and GE
                                                             GEAM since March                      Investments Funds, Inc.
                                                           2007; Executive Vice                    since 1997; Trustee of
                                                          President of GEAM from                   Elfun Funds, GE Savings
                                                          February 1997 to March                    & Security Funds and
                                                         2007; Vice President, GE                 General Electric Pension
                                                          Capital Corporation, an                 Trust since 1988; Trustee
                                                           indirect wholly-owned                    of Fordham University
                                                          subsidiary of GE, since                  since 2003; Trustee of
                                                              December 1999;                          Elfun Foundation;
                                                         Executive Vice President                      Treasurer of GE
                                                             - Mutual Funds of                    Foundation; Director, GE
                                                           GEAM, a wholly-owned                       Asset Management
                                                         subsidiary of GE that is                 (Ireland) Limited, since
                                                             registered as an                      February 1999; GE Asset
                                                         investment adviser under                  Management Funds plc.,
                                                          the Investment Advisers                    GE Asset Management
                                                         Act of 1940, as amended,                    Canada Company, GE
                                                             since March 1993;                        Asset Management
                                                          Director of GEAM since                       Limited and GE
                                                                   1988                                  Volunteers.

  Matthew J. Simpson      Trustee and    Until successor      Executive Vice             51         Trustee and Executive
           47              Executive     is elected and     President, General                      Vice President of GE
                         Vice President  qualified - one Counsel and Secretary of                  Institutional Funds and
                                              year         GEAM since July 2007;                     GE LifeStyle Funds
                                                           Senior Vice President                  since July 2007. Director
                                                           and General Counsel -                      of GE Investments
                                                           Marketing and Client                    Funds, Inc. since July
                                                         Services (formerly Asset                  2007; Trustee of Elfun
                                                          Management Services) at                    Funds, GE Savings &
                                                           GEAM and Senior Vice                      Security Funds and
                                                           President and General                  General Electric Pension
                                                             Counsel of GEAMS                      Trust since July 2007.
                                                           from February 1997 to
                                                          July 2007; from October
                                                          1992 to February 1997,
                                                            Vice President and
                                                             Associate General
                                                             Counsel of GEAM;
                                                              Secretary of GE
                                                          Institutional Funds, GE
                                                          LifeStyle Funds and GE
                                                          Investments Funds, Inc.
                                                          from 1997 to July 2007
                                                          and Vice President from
                                                          September 2003 to July
                                                         2007; Assistant Secretary
                                                           of Elfun Funds and GE
                                                            Savings & Security
                                                           Funds since 1998 and
                                                            Vice President from
                                                           October 2003 to July
                                                                   2007.

                                                                                    Number of
                                                                                  Portfolios in
                                        Term of Office  Principal Occupation(s)   Fund Complex
                       Position(s) Held and Length of            During            Overseen by  Other Directorships Held
Name, Address and Age     with Fund      Time Served          Past 5 years           Trustee          by Trustee
---------------------  ---------------- --------------- ------------------------- ------------- ------------------------

   Scott Rhodes           Treasurer     Until successor    GEAM Mutual Funds           N/A                N/A
         49                             is elected and     Operations Manager
                                         qualified - 3   since September 2005;
                                             years          Treasurer of GE
                                                        Institutional Funds, GE
                                                         LifeStyle Funds and GE
                                                        Investments Funds since
                                                           November 2005 and
                                                           Elfun Funds and GE
                                                           Savings & Security
                                                         Funds since September
                                                         2005; from August 2004
                                                         to September 2005 Vice
                                                         President, U.S. Trust
                                                           Company, N.A. and
                                                         Assistant Treasurer of
                                                         Excelsior Funds, Inc.,
                                                         Excelsior Funds Trust,
                                                           and Excelsior Tax
                                                          Exempt Funds, Inc.;
                                                          from January 2004 to
                                                           August 2004, Vice
                                                          President BlackRock
                                                         Financial Management,
                                                          Inc.; from December
                                                         1996 to November 2003,
                                                          Controller - Mutual
                                                            Funds, American
                                                           Skandia Investment
                                                           Services, Inc. and
                                                         Assistant Treasurer of
                                                         American Skandia Trust
                                                          and American Skandia
                                                          Advisor Funds, Inc.

 Jeanne M. LaPorta      Vice President  Until successor  Senior Vice President         N/A                N/A
        43               & Assistant    is elected and     and Deputy General
                          Secretary      qualified - 4   Counsel at GEAM since
                                             years         October 2007; Vice
                                                        President and Associate
                                                           General Counsel -
                                                          Marketing and Client
                                                        Services (formerly Asset
                                                        Management Services) at
                                                           GEAM from May 1997
                                                         to October 2007, Vice
                                                        President and Assistant
                                                            Secretary of GE
                                                        Institutional Funds, GE
                                                         LifeStyle Funds and GE
                                                        Investments Funds, Inc.
                                                         since September 2003;
                                                           Vice President and
                                                         Assistant Secretary of
                                                           Elfun Funds and GE
                                                           Savings & Security
                                                          Funds since October
                                                                 2003.

                                                 NON-INTERESTED TRUSTEES

                                                                                     Number of
                                                                                   Portfolios in
                                                                                       Fund
                       Position(s) Term of Office                                     Complex
                        Held with  and Length of   Principal Occupation(s) During    Overseen     Other Directorships Held
Name, Address and Age     Fund      Time Served            Past 5 years             by Trustee           by Trustee
---------------------  ----------- --------------- ------------------------------  ------------- ----------------------------

 John R. Costantino      Trustee   Until successor     General Partner, NGN             43       Trustee of GE Institutional
       c/o GEAM                    is elected and     Capital LLC since 2006;                      Funds and GE LifeStyle
   3001 Summer St.                 qualified - 14    Managing Director, Walden                   Funds since 1997; Director
     Stamford, CT                       years       Partners, Ltd., consultants                   of GE Investments Funds,
        06905                                       and investors, since August                   Inc. since 1997; Trustee
          62                                                   1992.                              Fordham University since
                                                                                                            2002.

  William J. Lucas       Trustee   Until successor      Vice President and              43       Trustee of GE Institutional
       c/o GEAM                    is elected and     Treasurer of Fairfield                       Funds and GE LifeStyle
   3001 Summer St.                 qualified - 14     University since 1983.                     Funds since 1997; Director
     Stamford, CT                       years                                                     of GE Investments Funds,
        06905                                                                                         Inc. since 1997.
          61

  Robert P. Quinn        Trustee   Until successor    Retired since 1983 from           43       Trustee of GE Institutional
       c/o GEAM                    is elected and      Salomon Brothers Inc.                       Funds and GE LifeStyle
   3001 Summer St.                 qualified - 14                                                Funds since 1997, Director
     Stamford, CT                       years                                                     of GE Investments Funds,
        06905                                                                                         Inc. since 1997.
          72

   Each of Michael J. Cosgrove, Matthew J. Simpson, Scott Rhodes and Jeanne M. LaPorta are deemed "interested persons" by virtue of their status as directors, officers or employees of GEAM, GEID and/or GE.

   The non-interested trustees are members of the Fund's Audit Committee and Governance Committee. The Audit Committee evaluates and selects the Fund's independent auditors. The Audit Committee meets with the Fund's independent auditors to review the scope and cost of the Fund's audit and reviews the report, addresses any issues with the independent auditors, approves all significant services to be performed by the independent auditors and to consider the possible effect of such services on their independence. During the past fiscal year, the Audit Committee held four meetings.

   The Governance Committee selects and nominates person(s) for election or appointment as trustees including independent trustees and trustees who are interested persons of the Trust, reviews the compensation payable to the independent trustees and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board and makes recommendations with respect thereto, selects independent counsel to the independent trustees and consults with independent counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. During the past fiscal year, the Governance Committee did not meet.

   Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GE Family of Funds as of December 31, 2008:

                                            Aggregate Dollar Range of Equity Securities in
                     Dollar Range of Equity  All Registered Investment Companies Overseen
Name of Trustee      Securities in GE Funds  by Trustee in Family of Investment Companies
---------------      ---------------------- ----------------------------------------------
Michael J. Cosgrove.   $10,001 - $50,000                  $10,001 - $50,000
Matthew J. Simpson..     $0 - $10,000                       Over $100,000
John R. Costantino..   $10,001 - $50,000                  $10,001 - $50,000
William J. Lucas....     Over $100,000                      Over $100,000
Robert P. Quinn.....   $10,001 - $50,000                  $10,001 - $50,000


   The following table lists for each non-interested Trustee and his immediate family members as of December 31, 2008, each class of securities owned beneficially or of record in GEAM and GEID or any entity directly or indirectly, controlling, controlled by, or under common control with GEAM or GEID, including the General Electric Company and any sub-adviser or any entity directly or indirectly, controlling, controlled by, or under common control of any sub-adviser.


                      Name of
                     Owners and          Title            Percent
                    Relationship          of    Value of    of
Name of Trustee      to Trustee  Company Class Securities  Class
---------------     ------------ ------- ----- ---------- -------
John R. Costantino.               NONE
William J. Lucas...               NONE
Robert P. Quinn....               NONE

   No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEAM, GEID, GE, or any affiliate of those companies, receives an annual fee of $80,000 for services as Trustee. In addition to this annual fee, Mr. Costantino, as lead director, receives $20,000 per annum, Mr. Lucas, as chairperson of the Audit Committee, receives $10,000 per annum, and Mr. Quinn, as lead independent Trustee of GEAM's fair valuation committee, receives $10,000 per annum.

   Effective January 1, 2009, each Trustee of the Trust who is not a director, officer or employee of GEAM, GEID, GE, or any affiliate of those companies, will receive an annual fee of $100,000 for services as Trustee. In addition to this annual fee, Mr. Costantino, as lead director, receives $20,000 per annum, Mr. Lucas, as chairperson of the Audit Committee, receives $10,000 per annum, and Mr. Quinn, as lead independent Trustee of GEAM's fair valuation committee, receives $10,000 per annum.

Trustees' Compensation

(for the fiscal year ended September 30, 2008)

                                                                                                                     Total
                                                                                                                  Compensation
                                                                                                                      from
                                                                                                        Total      Investment
                                                                                                     Compensation  Companies
                                                                                                       From the    Managed by
Name of Trustee                                                                                         Trust         GEAM
---------------                                                                                      ------------ ------------
Michael J. Cosgrove.................................................................................      None          None+
Matthew J. Simpson..................................................................................      None          None+
John R. Costantino..................................................................................   $37,504     $100,000++
William J. Lucas....................................................................................   $33,754     $ 90,000++
Robert P. Quinn.....................................................................................   $33,754     $ 90,000++
+ As of September 30, 2008, Mr. Cosgrove and Mr. Simpson served as Trustee or Director of twelve investment companies advised by GEAM. They are considered to be interested persons of each investment company advised by GEAM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.
++ As of September 30, 2008, Messrs. Costantino, Lucas and Quinn served as Trustees or Directors of four investment companies advised by GEAM and the compensation is for their services as Trustees or Directors of these companies.

Investment Adviser and Administrator

   GEAM serves as the Trust's investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is located at 3001 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of the General Electric Company ("GE"). GE is a diversified technology, media and financial services company with products and services ranging from aircraft engines, power generation, water processing and security technology to medical imaging, business and consumer financing, media content and advanced materials. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to GE's pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE's 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Income Fund. The investment professionals at GEAM and its predecessors have managed GE's pension assets since 1928. As of December 31, 2008, GEAM had approximately $106 billion of assets under management, of which approximately $19 billion was invested in mutual funds.

   Personnel of each of the Funds, GEAM, and GEID and the sub-adviser are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act, (and also pursuant to Rule 204A-1 under the Advisers Act with respect to GEAM and each sub-adviser) which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the code.


GEAM Investment Advisory and Administration Agreements

   The duties and responsibilities of GEAM are specified in investment advisory and administration agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements") between GEAM and the Trust on behalf of the respective Funds. Under each Advisory Agreement, GEAM, subject to the supervision of the Trust's Board, provides a continuous investment program for the relevant Fund's assets, including investment research and management. GEAM determines from time to time what investments are purchased, retained or sold by the Fund and places purchase and sale orders for the Fund's investments. GEAM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEAM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEAM, as administrator, also: (a) maintains the books and records of each Fund; (b) prepares reports to shareholders of each Fund; (c) prepares and files tax returns for each Fund; (d) assists with the preparation and filing of reports and the Trust's registration statement with the SEC; (e) provides appropriate officers for the Trust; (f) provides administrative support necessary for the Board to conduct meetings; and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

   GEAM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under each Advisory Agreement. Each Advisory Agreement obligates GEAM to provide services in accordance with the relevant Fund's investment objective, policies and restrictions as stated in the Trust's current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting that Fund, including furnishing the Trust with whatever information and reports the Board reasonably requests.

   Each Advisory Agreement provides that GEAM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by GEAM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEAM to be equitable to the Fund. The Advisory Agreements also provide that GEAM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEAM's services pursuant to the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

   Each Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board or (b) a vote of a majority of the relevant Fund's outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.

   Each Advisory Agreement is not assignable and may be terminated without penalty by either the Trust or GEAM upon no more than 60 days' nor less than 30 days' written notice to the other or by vote of holders of a majority of the relevant Fund's outstanding voting securities.

   The agreements governing the investment advisory services furnished to the Trust by GEAM provide that, if GEAM ceases to act as the investment adviser to the Trust, at GEAM's request, the Trust's license to use the initials "GE" will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials "GE."

Investment Advisory Fees


   The Funds pay GEAM fees for advisory and administration services provided under the Advisory Agreements that are accrued daily and paid monthly at the following annual rates based upon the value of the Funds' average daily net assets: Premier Fund -- 0.60%, U.S. Equity Fund -- 0.40%, Small-Cap Equity Fund -- 0.95%, Core Value Equity Fund--0.55%, Global Fund -- 0.75%, International Fund -- 0.80%, Emerging Markets Fund - 1.05%, Total Return Fund -- 0. 50%, Tax-Exempt Fund -- 0.35%, High Yield Fund - 0.60%, Income Fund -- 0.35%, Government Securities Fund -- 0.40%, Short-Term Government Fund -- 0.30% and Money Market Fund -- 0.25%.


   The Tax Exempt Fund, Emerging Markets Fund and High Yield Fund continue to maintain contractual arrangements (collectively, the "Expense Limitation Agreements") with GEAM to limit other expenses of each class of each Fund on an annualized basis through January 29, 2010. However, the Expense Limitation Agreement for all other Funds was not renewed by GEAM and expired on January 29, 2009. Under the Expense Limitation Agreements currently in place for the Tax-Exempt Fund, Emerging Markets Fund and the High Yield Fund, GEAM has agreed to assume certain other operating expenses of the Funds to maintain net expense levels at or below predetermined levels. Expenses borne by GEAM (under both the current and expired Expense Limitation Agreements) may be reimbursed by the Funds up to three years from the date the expense was incurred provided, however, that no reimbursement payment is to be made if it would cause a Fund to exceed its expense limits. For the fiscal year ended September 30, 2008, the following reimbursement amounts were made:

Fund                        Reimbursement
----                        -------------
Small-Cap Equity Fund......    $ 4,779
Government Securities Fund.    $28,703
Short-Term Government Fund.    $   139

   The following table provides total investment advisory and administration fees paid by each Fund, and, where applicable, total fees and expenses waived for the last three fiscal years.

                            Total Fees Fees and Total Fees Fees and Total Fees Fees and
                            for Fiscal expenses for Fiscal expenses for Fiscal expenses
                            Year ended  waived  Year ended  waived  Year ended  waived
Fund                         9/30/08   9/30/08   9/30/07   9/30/07   9/30/06   9/30/06
----                        ---------- -------- ---------- -------- ---------- --------
U.S. Equity Fund........... $1,654,964 $  8,736 $1,803,374     ---  $2,106,828     ---
Premier Fund............... $1,427,920 $  5,995 $1,891,979     ---  $3,035,015     ---
Core Value Equity Fund..... $  285,468 $ 88,137 $  345,896 $ 3,417  $  306,785 $ 2,264
Small-Cap Equity Fund...... $  469,573 $  7,079 $  613,084     ---  $  689,257     ---
Global Fund................ $  535,782 $  1,164 $  505,072     ---  $  432,713     ---
International Fund......... $  578,222 $101,884 $  489,096     ---  $  636,702 $ 1,246
Emerging Markets Fund......       None     None       None    None        None    None
Income Fund................ $  488,788 $ 50,373 $  503,913 $15,078  $  655,737 $97,022
Government Securities Fund. $  478,234 $ 35,340 $  504,572 $ 8,313  $  586,674 $ 1,231
Short-Term Government Fund. $  302,726 $ 17,245 $  291,663 $   360  $  279,010 $15,385
Tax-Exempt Fund............ $  112,712 $ 82,083 $   94,159 $67,493  $  110,247 $48,327
High Yield Fund............       None     None       None    None        None    None
Total Return Fund.......... $  585,690 $ 45,460 $  604,778     ---  $  735,636     ---
Money Market Fund.......... $1,536,572      --- $  591,064     ---  $  530,045     ---

Investment Sub-Adviser


   Each Advisory Agreement permits GEAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEAM's responsibilities under the Advisory Agreement. In this event, GEAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. GEAM has engaged the following investment sub-advisers to each manage a portion of the Small-Cap Equity Fund: Palisade Capital Management, L.L.C. ("Palisade"), Champlain Investment Partners, LLC ("Champlain"), GlobeFlex Capital, LP ("GlobeFlex") and SouthernSun Asset Management, Inc. ("SouthernSun,") and the following sub-adviser to manage a portion of the Total Return Fund: Urdang Securities Management, Inc. ("Urdang", and together with Palisade, Champlain, GlobeFlex and SouthernSun, the "Sub-Advisers").


  Palisade

   Palisade, having its principal office located at One Bridge Plaza, Fort Lee, New Jersey 07024, provides a continuous investment program with respect to those Fund assets allocated to Palisade by GEAM, which may be changed from time to time at the sole discretion of GEAM ("Allocated Assets"). Palisade is registered as an investment adviser under the Advisers Act, and was formed in 1995 to focus on managing small-cap strategies with a focus on core style of investment. Prior to October 1, 2008, Palisade had served as the sole sub-adviser to the Fund since the Fund's inception in April of 2000. For fiscal years ended September 30, 2008, 2007 and 2006 and 2005, sub-advisory fees of $280,139, $358,950 and $395,672, respectively, were paid to Palisade.

  Champlain

   Champlain, having its principal office located at 346 Shelburne Road, 6/th/ Floor, Burlington, Vermont 05401, provides a continuous investment program with respect to Champlain's Allocated Assets, which may be changed from time to time at the sole discretion of GEAM. Champlain is registered as an investment adviser under the Advisers Act, and was formed in 2004 to focus on managing core small and mid-cap strategies. Champlain has served as one of the sub-advisers to the Fund since October 1, 2008, and therefore, no sub-advisory fees were paid to Champlain in the fiscal year ended September 30, 2008.

  GlobeFlex

   GlobeFlex, having its principal office located at 4365 Executive Drive, Suite 720, San Diego, California 92121, provides a continuous investment program with respect to GlobeFlex's Allocated Assets, which may be changed from time to time at the sole discretion of GEAM. GlobeFlex is registered as an investment adviser under the Advisers Act, and was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. GlobeFlex has served as one of the sub-advisers to the Fund since October 1, 2008, and therefore, no sub-advisory fees were paid to GlobeFlex in the fiscal year ended September 30, 2008.

  SouthernSun

   SouthernSun, having its principal office located at 6000 Polar Avenue, Suite 220, Memphis, Tennessee 38119, provides a continuous investment program with respect to SouthernSun's Allocated Assets, which may be changed from time to time at the sole discretion of GEAM. SouthernSun is registered as an investment adviser under the Advisers Act, and was formed in 1989 to focus on both U.S. and international value small and mid-cap companies, serving the institutional marketplace. SouthernSun has served as one of the sub-advisers to the Fund since October 1, 2008, and therefore, no sub-advisory fees were paid to SouthernSun in the fiscal year ended September 30, 2008.


  Urdang

   Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc., which in turn is wholly owned by The Bank of New York Mellon Corporation ("BNY Mellon") and operates as part of BNY Mellon's Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of BNY Mellon. Urdang is located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs). Urdang has served as the sub-adviser to the Total Return Fund since May 1, 2009.


Investment Subadvisory Agreements


   Each respective Sub-Advisory Agreement with each of Palisade, Champlain, GlobeFlex, SouthernSun and Urdang (each a "Sub-Adviser", and collectively the "Sub-Adviser) is not assignable and may be terminated without penalty by either the Sub-Adviser or GEAM upon 60 days' written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to Sub-Adviser. Each Sub-Advisory Agreement provides that respective Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. Each Sub-Advisory Agreement also provides that a Sub-Adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective Sub-Advisory Agreement.

   In addition, Urdang became the investment sub-adviser to the Total Return Fund pursuant to an investment sub-advisory agreement with GEAM effective
May 1, 2009. This investment sub-advisory agreement was approved by the Board (including a majority of the independent trustees) at a meeting held for that purpose on February 25, 2009 and by the Fund's shareholders on April 17, 2009.


Securities Activities of GEAM and the Sub-Advisers

   Securities held by the Funds also may be held by other funds or separate accounts for which GEAM and/or the Sub-Advisers act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by GEAM and/or the Sub-Advisers for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of GEAM and/or a Sub-Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of GEAM and/or any Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when GEAM and/or a Sub-Adviser (under the supervision of the Board) deem the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which GEAM and/or a Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by GEAM and/or a Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Service Agreements

   GENPACT (formerly GE Capital International Services), an affiliate of GEAM provides the Funds with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24f-2, as well as certain tax reporting and accounting oversight. The Funds pay GENPACT an annual fee for their services that is allocated pro rata among the Funds based on net assets. The amounts paid by the Funds for the services provided by GENPACT for the following years ended December 31, were as follows:

               Fund                         2008    2007   2006
               ----                        ------- ------ ------
               U.S. Equity Fund........... $ 5,039 $6,899 $8,572
               Core Value Equity Fund..... $ 1,423 $  965 $  896
               Small-Cap Equity Fund...... $   768 $1,335 $1,647
               Global Fund................ $   948 $1,048 $  959
               International Fund......... $ 1,050 $  972 $1,283
               Premier Fund............... $ 2,291 $4,754 $8,529
               Income Fund................ $ 1,679 $2,152 $3,020
               Government Securities Fund. $ 1,423 $1,859 $2,389
               Short-Term Government Fund. $ 1,252 $1,470 $1,515
               Tax-Exempt Fund............ $   395 $  399 $  482
               Total Return Fund.......... $ 1,997 $2,571 $3,382
               Money Market Fund.......... $12,484 $3,622 $3,382

Portfolio Managers - Other Accounts Managed

   The following table identifies for each Fund: (i) the portfolio managers identified in the Prospectuses who are primarily responsible for the day-to-day management of the Funds, (ii) the number of registered investment companies managed by each portfolio manager on a day-to-day basis (excluding the subject
Fund) and the corresponding total assets managed in such investment companies,
(iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of a Fund's securities owned by each such Fund's portfolio manager, if any. Where a Fund is managed by a Sub-Adviser, the Sub-Adviser is set forth beside the Fund's name in the table below. All information is provided as of September 30, 2008.

                                  Other
                          Registered Investment    Other Pooled Investment                             Dollar Range of Fund
Fund/Portfolio Manager          Companies                 Vehicles                Other Accounts         Securities Owned
----------------------  -----------------------    -----------------------  -----------------------    --------------------

 U.S. Equity Fund

 George A. Bicher       3 Accounts with             1 Pooled Investment     7 Other Accounts with              None
                        $868,100,000 in total       Vehicle with            $2,588,600,000 in total
                        assets managed./1/          $25,500,000 in total    assets managed, of
                                                    assets managed./1/      which the fee for 1
                                                                            account with
                                                                            $12,000,000 in total
                                                                            assets is based on the
                                                                            performance of the
                                                                            accounts./1/

 Stephen V. Gelhaus     10 Accounts with            1 Pooled Investment     13 Other Accounts with             None
                        $2,236,200,000 in total     Vehicle with            $4,023,300,000 in total
                        assets managed./1/          $50,100,000 in total    assets managed, of
                                                    assets managed./1/      which the fee for 1
                                                                            account with
                                                                            $24,100,000 in total
                                                                            assets is based on the
                                                                            performance of the
                                                                            accounts./1/

 Thomas R. Lincoln      7 Accounts with             1 Pooled Investment     8 Other Accounts with              None
                        $2,605,600,000 in total     Vehicle with            $2,529,000,000 in total
                        assets managed./1/          $50,100,000 in total    assets managed, of
                                                    assets managed./1/      which the fee for 1
                                                                            account with
                                                                            $24,100,000 in total
                                                                            assets is based on the
                                                                            performance of the
                                                                            accounts./1/

                                  Other
                          Registered Investment   Other Pooled Investment                            Dollar Range of Fund
Fund/Portfolio Manager          Companies                Vehicles               Other Accounts         Securities Owned
----------------------  ----------------------    -----------------------  ----------------------    --------------------

U.S. Equity Fund

Paul C. Reinhardt       10 Accounts with           1 Pooled Investment     12 Other Accounts with     $10,001 - $50,000
                        $2,236,200,000 in total    Vehicle with            $3,404,800,000 in total
                        assets managed./1/         $50,100,000 in total    assets managed, of
                                                   assets managed./1/      which the fee for 1
                                                                           account with
                                                                           $24,100,000 in total
                                                                           assets is based on the
                                                                           performance of the
                                                                           accounts./1/

Premier Fund

David B. Carlson        3 Accounts with            0 Pooled Investment     15 Other Accounts with     $10,001 - $50,000
                        $2,175,200,000 in total    Vehicles with $0 in     $3,071,800,000 in total
                        assets managed.            total assets managed.   assets managed of
                                                                           which the fee for 1
                                                                           account with
                                                                           $47,100,000 in total
                                                                           assets is based on the
                                                                           performance of the
                                                                           accounts./1/

Core Value Equity Fund

Paul C. Reinhardt       10 Accounts with           1 Pooled Investment     12 Other Accounts with     $10,001 - $50,000
                        $2,334,200,000 in total    Vehicle with            $3,404,800,000 in total
                        assets managed./1/         $50,100,000 in total    assets managed, of
                                                   assets managed./1/      which the fee for 1
                                                                           account with
                                                                           $24,100,000 in total
                                                                           assets is based on the
                                                                           performance of the
                                                                           accounts./1/

Stephen V. Gelhaus      10 Accounts with           1 Pooled Investment     13 Other Accounts with     None
                        $2,236,200,000 in total    Vehicle with            $4,023,300,000 in total
                        assets managed./1/         $50,100,000 in total    assets managed, of
                                                   assets managed./1/      which the fee for 1
                                                                           account with
                                                                           $24,100,000 in total
                                                                           assets is based on the
                                                                           performance of the
                                                                           accounts./1/

                                                       Other                  Other Pooled Investment
Fund/Portfolio Manager                    Registered Investment Companies            Vehicles             Other Accounts
----------------------                 -------------------------------------  ----------------------- -----------------------

Small-Cap Equity Fund

David Wiederecht                       2 Accounts with $506,780,000 in total  0 Pooled Investment     0 Other Accounts
                                       assets managed./2/                     Vehicles with $ - 0 -   with
                                                                              in total assets         $ - 0 - in total assets
                                                                              managed.

Small-Cap Equity Fund (Sub-Advised by
  Palisade)

Jack Feiler                            2 Accounts with $269,533,044 in total  16 Pooled Investment    323 Other Accounts
                                       assets managed.                        Vehicles with           with $200,999,453 in
                                                                              $614,774,477 in total   total assets managed,
                                                                              assets managed.         of which the fees for
                                                                                                      1 account with
                                                                                                      $6,616,332 in total
                                                                                                      assets are based on
                                                                                                      the performance of
                                                                                                      the accounts.

Jeffrey Schwartz, CFA                  2 Accounts with $269,533,044 in total  7 Pooled Investment     0 Other Accounts
                                       assets managed.                        Vehicles with           with $0 in total
                                                                              $635,564,396 in total   assets.
                                                                              assets managed, of
                                                                              which the fee for 1
                                                                              account with
                                                                              $29,807,983 in total
                                                                              assets is based on the
                                                                              performance of the
                                                                              account.

Dennison Veru                          2 Accounts with $269,533,044 in total  8 Pooled Investment     90 Other Accounts
                                       assets managed.                        Vehicles with           with $105,282,416 in
                                                                              $606,396,603 in total   total assets managed.
                                                                              assets managed.

Small-Cap Equity Fund (Sub-Advised by
  Champlain)

Scott Brayman                          5 Accounts with $805,021,007 in total  4 Pooled Investment     48 Other Accounts
                                       assets managed./2/                     Vehicles with           with $579,942,125 in
                                                                              $250,094,493 in total   total assets
                                                                              assets managed./2/      managed./2/

Small-Cap Equity Fund (Sub-Advised by
  GlobeFlex)

Robert Anslow, Jr.                     3 Accounts with $252 million in total  3 Pooled Investment     96 Other Accounts
                                       assets managed./2/                     Vehicles with $527      with $2.92 billion in
                                                                              million in total assets total assets managed,
                                                                              managed./2/             of which the fee for
                                                                                                      10 accounts with
                                                                                                      $274 million in total
                                                                                                      assets is based on the
                                                                                                      performance of the
                                                                                                      account./2/

                                                       Other                  Dollar Range of Fund
Fund/Portfolio Manager                    Registered Investment Companies       Securities Owned
----------------------                 -------------------------------------  --------------------

Small-Cap Equity Fund

David Wiederecht                       2 Accounts with $506,780,000 in total   None
                                       assets managed./2/



Small-Cap Equity Fund (Sub-Advised by
  Palisade)

Jack Feiler                            2 Accounts with $269,533,044 in total   None
                                       assets managed.








Jeffrey Schwartz, CFA                  2 Accounts with $269,533,044 in total   None
                                       assets managed.









Dennison Veru                          2 Accounts with $269,533,044 in total   $10,001 - $50,000
                                       assets managed.



Small-Cap Equity Fund (Sub-Advised by
  Champlain)

Scott Brayman                          5 Accounts with $805,021,007 in total   None
                                       assets managed./2/



Small-Cap Equity Fund (Sub-Advised by
  GlobeFlex)

Robert Anslow, Jr.                     3 Accounts with $252 million in total   None
                                       assets managed./2/








                                                       Other                  Other Pooled Investment
Fund/Portfolio Manager                    Registered Investment Companies            Vehicles            Other Accounts
----------------------                 -------------------------------------  ----------------------- --------------------

Small-Cap Equity Fund (Sub-Advised by
  SouthernSun)

Michael Cook                           3 Accounts with $96,035,952 in total   4 Pooled Investment     2121 Other Accounts
                                       assets managed./2/                     Vehicles with           with $894,012,503 in
                                                                              $31,973,398 in total    total assets
                                                                              assets managed, of      managed./2/
                                                                              which the fee for 1
                                                                              account with
                                                                              $2,917,963 in total
                                                                              assets is based on the
                                                                              performance of the
                                                                              account./2/

International Fund

Brian Hopkinson                        7 Accounts with $609,000,000 in total  9 Pooled Investment     17 Other Accounts
                                       assets managed./1/                     Vehicles with           with $1,324,500,000
                                                                              $74,900,000 in total    in total assets
                                                                              assets managed./1/      managed, of which
                                                                                                      the fees for 2
                                                                                                      accounts with
                                                                                                      $62,800,000 in total
                                                                                                      assets are based on
                                                                                                      the performance of
                                                                                                      the accounts./1/

Ralph R. Layman                        7 Accounts with $609,000,000 in total  9 Pooled Investment     19 Other Accounts
                                       assets managed./1/                     Vehicles with           with $2,213,700,000
                                                                              $74,900,000 in total    in total assets
                                                                              assets managed./1/      managed, of which
                                                                                                      the fees for 2
                                                                                                      accounts with
                                                                                                      $62,800,000 in total
                                                                                                      assets are based on
                                                                                                      the performance of
                                                                                                      the accounts./1/

                                                       Other                  Dollar Range of Fund
Fund/Portfolio Manager                    Registered Investment Companies       Securities Owned
----------------------                 -------------------------------------  --------------------

Small-Cap Equity Fund (Sub-Advised by
  SouthernSun)

Michael Cook                           3 Accounts with $96,035,952 in total           None
                                       assets managed./2/









International Fund

Brian Hopkinson                        7 Accounts with $609,000,000 in total          None
                                       assets managed./1/









Ralph R. Layman                        7 Accounts with $609,000,000 in total          None
                                       assets managed./1/










                                                              Other                             Other Pooled
Fund/Portfolio Manager                           Registered Investment Companies             Investment Vehicles
----------------------                 ----------------------------------------------------  -------------------
International Fund
------------------

Jonathan L. Passmore..................                                                                16 Other
                                                                                                 Accounts with
                                                                                                $1,560,600,000
                                                                                               in total assets
                                                                                                   managed, of
                                                                                                which the fees
                                                                                                for 2 accounts
                                                                                    9 Pooled              with
                                                                                  Investment    $62,800,000 in
                                                                               Vehicles with  total assets are
                                                                              $74,900,000 in      based on the
                                       7 Accounts with $609,000,000 in total    total assets    performance of
                                                          assets managed./1/     managed./1/  the accounts./1/
                                       -------------------------------------  --------------  ----------------

Michael J. Solecki....................                                                                20 Other
                                                                                                 Accounts with
                                                                                                $2,049,800,000
                                                                                               in total assets
                                                                                                   managed, of
                                                                                                which the fees
                                                                                                for 2 accounts
                                                                                    9 Pooled              with
                                                                                  Investment    $62,800,000 in
                                                                               Vehicles with  total assets are
                                                                              $74,900,000 in      based on the
                                       7 Accounts with $600,600,000 in total    total assets    performance of
                                                          assets managed./1/     managed./1/  the accounts./1/
                                       -------------------------------------  --------------  ----------------

Paul Nestro...........................                                                                22 Other
                                                                                                 Accounts with
                                                                                                $1,206,100,000
                                                                                               in total assets
                                                                                                   managed, of
                                                                                                which the fees
                                                                                                for 2 accounts
                                                                                    9 Pooled              with
                                                                                  Investment    $31,400,000 in
                                                                               Vehicles with  total assets are
                                                                              $37,500,000 in      based on the
                                       7 Accounts with $304,500,000 in total    total assets    performance of
                                                          assets managed./1/     managed./1/  the accounts./1/
                                       -------------------------------------  --------------  ----------------

Makoto Sumino.........................                                                                20 Other
                                                                                                 Accounts with
                                                                                                $1,178,700,000
                                                                                               in total assets
                                                                                                   managed, of
                                                                                                which the fees
                                                                                                for 2 accounts
                                                                                    9 Pooled              with
                                                                                  Investment    $31,400,000 in
                                                                               Vehicles with  total assets are
                                                                              $37,500,000 in      based on the
                                       7 Accounts with $304,500,000 in total    total assets    performance of
                                                          assets managed./1/     managed./1/  the accounts./1/
                                       -------------------------------------  --------------  ----------------

                                                                                                            Dollar Range of
                                                              Other                                         Fund Securities
Fund/Portfolio Manager                           Registered Investment Companies             Other Accounts      Owned
----------------------                 ----------------------------------------------------  -------------- ---------------
International Fund
------------------

Jonathan L. Passmore..................










                                       7 Accounts with $609,000,000 in total
                                                          assets managed./1/                            None
                                       -------------------------------------  -

Michael J. Solecki....................










                                       7 Accounts with $600,600,000 in total
                                                          assets managed./1/               $10,001 - $50,000
                                       -------------------------------------  -

Paul Nestro...........................










                                       7 Accounts with $304,500,000 in total
                                                          assets managed./1/                            None
                                       -------------------------------------  -

Makoto Sumino.........................










                                       7 Accounts with $304,500,000 in total
                                                          assets managed./1/                            None
                                       -------------------------------------  -

                                                                              Other Pooled
                                                       Other                   Investment
Fund/Portfolio Manager                    Registered Investment Companies       Vehicles            Other Accounts
----------------------                 -------------------------------------  ------------        -------------------------
Global Fund
-----------

Robert A. Jasminski...................                                                                              7 Other
                                                                                                                   Accounts
                                                                                                                       with
                                                                              9 Pooled Investment            $1,445,100,000
                                          0 Accounts with $0 in total assets  Vehicles with $154,800,000    in total assets
                                                                    managed.  in total assets managed./1/       managed./1/
                                       -------------------------------------       -                        --------------- -

Daizo Motoyoshi.......................                                                                              6 Other
                                                                                                                   Accounts
                                                                                                                       with
                                                                              9 Pooled Investment            $1,426,000,000
                                          0 Accounts with $0 in total assets  Vehicles with $154,800,000    in total assets
                                                                    managed.  in total assets managed./1/       managed./1/
                                       -------------------------------------       -                        --------------- -

Emerging Markets Fund.................
                                       -------------------------------------       -                        --------------- -

Tory Brent Jones......................                                                                              8 Other
                                                                                                                   Accounts
                                                                                                                       with
                                                                              9 Pooled Investment              $574,000,000
                                        4 Accounts with $40,800,000 in total  Vehicles with $193,300,000    in total assets
                                                         assets managed./ 1/  in total assets managed./1/       managed./1/
                                       -------------------------------------       -                        --------------- -

Ping Zhou.............................                                                                              7 Other
                                                                                                                   Accounts
                                                                                                                       with
                                                                              24 Pooled Investment             $619,700,000
                                        4 Accounts with $40,800,000 in total  Vehicles with $395,800,000    in total assets
                                                         assets managed./ 1/  in total assets managed./1/       managed./1/
                                       -------------------------------------       -                        --------------- -

Income Fund...........................
                                       -------------------------------------       -                        --------------- -

Paul M. Colonna.......................                                                                             23 Other
                                                                                                                   Accounts
                                                                                                                       with
                                                            16 Accounts with  1 Pooled Investment            $6,196,000,000
                                              $4,229,900,000 in total assets  Vehicles with $441,400,000    in total assets
                                                                 managed./1/  in total assets managed./1/       managed./1/
                                       -------------------------------------       -                        --------------- -

William M. Healey.....................                                                                             21 Other
                                                                                                                   Accounts
                                                                                                                       with
                                                                              1 Pooled Investment            $2,448,100,000
                                          13 Accounts with $2,331,200,000 in  Vehicle with $153,900,000     in total assets
                                                    total assets managed./1/  in total assets managed./1/       managed./1/
                                       -------------------------------------       -                        --------------- -

Mark H. Johnson.......................                                                                             11 Other
                                                                                                                   Accounts
                                                                                                                       with
                                                                              1 Pooled Investment            $1,196,200,000
                                       7 Accounts with $466,200,000 in total  Vehicle with $70,000,000 in   in total assets
                                                          assets managed./1/  total assets managed.             managed./1/
                                       -------------------------------------       -                        --------------- -

                                                                              Dollar Range of
                                                       Other                  Fund Securities
Fund/Portfolio Manager                    Registered Investment Companies          Owned
----------------------                 -------------------------------------  ---------------
Global Fund
-----------

Robert A. Jasminski...................



                                          0 Accounts with $0 in total assets
                                                                    managed.            None
                                       -------------------------------------

Daizo Motoyoshi.......................



                                          0 Accounts with $0 in total assets
                                                                    managed.            None
                                       -------------------------------------

Emerging Markets Fund.................
                                       -------------------------------------

Tory Brent Jones......................



                                        4 Accounts with $40,800,000 in total
                                                         assets managed./ 1/            None
                                       -------------------------------------

Ping Zhou.............................



                                        4 Accounts with $40,800,000 in total
                                                         assets managed./ 1/            None
                                       -------------------------------------

Income Fund...........................
                                       -------------------------------------

Paul M. Colonna.......................


                                                            16 Accounts with
                                              $4,229,900,000 in total assets
                                                                 managed./1/            None
                                       -------------------------------------

William M. Healey.....................



                                          13 Accounts with $2,331,200,000 in
                                                    total assets managed./1/            None
                                       -------------------------------------

Mark H. Johnson.......................



                                       7 Accounts with $466,200,000 in total
                                                          assets managed./1/            None
                                       -------------------------------------

                                Other
                         Registered Investment   Other Pooled Investment                           Dollar Range of Fund
Fund/Portfolio Manager        Companies                 Vehicles              Other Accounts        Securities Owned
----------------------  ------------------------ ------------------------ ------------------------ --------------------
Income Fund
-----------             ------------------------ ------------------------ ------------------------ --------------------

Vita Marie Pike         5 Accounts with          0 Pooled Investment      11 Other Accounts with          None
                        $107,000,000 in total    Vehicles with $0 in      $1,171,900,000 in total
                        assets managed./1/       total assets managed.    assets managed./1/

Government Securities
Fund

Paul M. Colonna         16 Accounts with         1 Pooled Investment      23 Other Accounts with          None
                        $4,237,600,000 in total  Vehicles with            $6,196,000,000 in total
                        assets managed./1/       $441,400,000 in total    assets managed./1/
                                                 assets managed./1/

William M. Healey       13 Accounts with         1 Pooled Investment      21 Other Accounts with          None
                        $2,303,400,000 in total  Vehicle with             $2,448,100,000 in total
                        assets managed./1/       $153,900,000 in total    assets managed./1/
                                                 assets managed./1/

Chitranjan Sinha        7 Account with           1 Pooled Investment      9 Other Accounts with           None
                        $192,100,000 in total    Vehicle with             $506,700,000 in total
                        assets managed./1/       $147,600,000 in total    assets managed./1/
                                                 assets managed./1/

High Yield Fund

Vita Marie Pike         5 Accounts with          0 Pooled Investment      11 Other Accounts with          None
                        $107,000,000 in total    Vehicles with $- 0 - in  $1,171,900,000 in total
                        assets managed./1/       total assets managed.    assets managed./1/


                                                                Other                              Other Pooled
Fund/Portfolio Manager                             Registered Investment Companies              Investment Vehicles
----------------------                  ------------------------------------------------------  -------------------
Short-Term Government Fund
--------------------------

Paul M. Colonna........................                                                                  1 Pooled
                                                                                                       Investment
                                                                                                    Vehicles with
                                                                                                  $441,400,000 in
                                                                              16 Accounts with       total assets
                                                    $4,243,600,000 in total assets managed./1/        managed./1/
                                        -------------------------------------                    ----------------

William M. Healey......................                                                                  1 Pooled
                                                                                                       Investment
                                                                                                     Vehicle with
                                                                                                  $153,900,000 in
                                               13 Accounts with $2,313,700,000 in total assets       total assets
                                                                                   managed./1/        managed./1/
                                        -------------------------------------                    ----------------

Mark H. Johnson........................                                                                  1 Pooled
                                                                                                       Investment
                                                                                                     Vehicle with
                                                                                                   $70,000,000 in
                                                  7 Accounts with $477,200,000 in total assets       total assets
                                                                                   managed./1/           managed.
                                        -------------------------------------                    ----------------

James Palmieri.........................                                                                  1 Pooled
                                                                                                       Investment
                                                                                                     Vehicle with
                                                                                                   $70,000,000 in
                                                  7 Accounts with $348,600,000 in total assets       total assets
                                                                                   managed./1/        managed./1/
                                        -------------------------------------                    ----------------

Tax-Exempt Fund........................
                                        -------------------------------------                    ----------------

Michael J. Caufield....................                                                                  0 Pooled
                                                                                                       Investment
                                                                                                 Vehicles with $0
                                                                                                  in total assets
                                        1 Account with $1,721,400,000 in total assets managed.           managed.
                                        -------------------------------------                    ----------------

Total Return Fund......................
                                                                                ---------------

Paul M. Colonna................................................................                          1 Pooled
                                                                                    16 Accounts        Investment
                                                                                           with      Vehicle with
                                                                                 $4,260,500,000   $441,400,000 in
                                                                                in total assets      total assets
                                                                                    managed./1/       managed./1/
                                                                                ---------------

Ralph R. Layman................................................................






                                                                                                         9 Pooled
                                                                                                       Investment
                                                                                7 Accounts with     Vehicles with
                                                                                $599,000,000 in    $74,900,000 in
                                                                                   total assets      total assets
                                                                                    managed./1/       managed./1/
                                                                                ---------------

                                                                                                                   Dollar Range of
                                                                Other                                              Fund Securities
Fund/Portfolio Manager                             Registered Investment Companies                Other Accounts        Owned
----------------------                  ------------------------------------------------------  ------------------ ---------------
Short-Term Government Fund
--------------------------

Paul M. Colonna........................
                                                                                                          23 Other
                                                                                                     Accounts with
                                                                                                    $6,196,000,000
                                                                              16 Accounts with     in total assets
                                                    $4,243,600,000 in total assets managed./1/         managed./1/      None
                                        -------------------------------------   ------------------      ----

William M. Healey......................
                                                                                                          21 Other
                                                                                                     Accounts with
                                                                                                    $2,448,100,000
                                               13 Accounts with $2,313,700,000 in total assets     in total assets
                                                                                   managed./1/         managed./1/      None
                                        -------------------------------------   ------------------      ----

Mark H. Johnson........................
                                                                                                          11 Other
                                                                                                     Accounts with
                                                                                                    $1,192,200,000
                                                  7 Accounts with $477,200,000 in total assets     in total assets
                                                                                   managed./1/         managed./1/      None
                                        -------------------------------------   ------------------      ----

James Palmieri.........................
                                                                                                           9 Other
                                                                                                     Accounts with
                                                                                                   $873,200,000 in
                                                  7 Accounts with $348,600,000 in total assets        total assets
                                                                                   managed./1/         managed./1/      None
                                        -------------------------------------   ------------------      ----

Tax-Exempt Fund........................
                                        -------------------------------------   ------------------      ----

Michael J. Caufield....................
                                                                                                           0 Other
                                                                                                   Accounts with $
                                                                                                    - 0 - in total
                                        1 Account with $1,721,400,000 in total assets managed.  assets managed./1/      None
                                        -------------------------------------   ------------------      ----

Total Return Fund......................


Paul M. Colonna................................................................
                                                                                          23 Other
                                                                                     Accounts with
                                                                                    $6,196,000,000
                                                                                   in total assets
                                                                                       managed./1/      None


Ralph R. Layman................................................................            9 Other
                                                                                     Accounts with
                                                                                    $2,213,700,000
                                                                                   in total assets
                                                                                       managed, of
                                                                                    which the fees
                                                                                    for 2 accounts
                                                                                              with
                                                                                    $62,800,000 in
                                                                                  total assets are
                                                                                      based on the
                                                                                    performance of
                                                                                  the accounts./1/      None


                   Other                                                                            Dollar Range
                   Registered                                                                       of Fund
Fund/Portfolio     Investment                 Other Pooled                                          Securities
Manager            Companies                  Investment Vehicles        Other Accounts             Owned
--------------     -------------------------- -------------------------- -------------------------- ------------
Total Return Fund

Thomas R. Lincoln  7 Accounts with            1 Pooled Investment        8 Other Accounts with          None
                   $2,711,300,000 in total    Vehicles with              $2,529,000,000 in total
                   assets managed./1/         $50,100,000 in total       assets managed, of
                                              assets managed./1/         which the fees for 1
                                                                         accounts with
                                                                         $24,100,000 in total
                                                                         assets are based on the
                                                                         performance of the
                                                                         accounts./1/

Judith A. Studer   0 Accounts with            0 Pooled Investment        2 Other Accounts with          None
                   $ - 0 - in total assets    Vehicles with $ -0 - in    $105,400,000 in total
                   managed.                   total assets managed.      assets managed./1/

Diane M. Wehner    4 Accounts with            0 Pooled Investment        3 Other Accounts with          None
                   $400,800,000 in total      Vehicles with $0 in        $1,121,900,000 in total
                   assets managed./1/         total assets managed.      assets managed./1/

David Wiederecht

Total Return Fund (Sub-Advised by Urdang

Dean Frankel, CFA  Other Account with         Pooled Investment          Other Accounts with            None
                   $ million in total assets  Vehicles with $ million    $ billion in total assets
                   managed. This account      in total assets managed./  managed. accounts out
                   does not have a            3/                         of the with a total of
                   performance-based fee./3/                             $ million in assets
                                                                         currently have a
                                                                         performance-based fee./
                                                                         3/

Eric Rothman, CFA  Other Account with         Pooled Investment          Other Accounts with            None
                   $ million in total assets  Vehicles with $ million    $ billion in total assets
                   managed. This account      in total assets managed./  managed. accounts out
                   does not have a            3/                         of the with a total of
                   performance-based fee./                               $ million in assets
                   3/                                                    currently have a
                                                                         performance-based fee./
                                                                         3/


1 Asset amounts include only the portion of each account's total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.
2 Messrs. Wiederecht, Brayman, Anslow and Cook's information is as of December 31, 2008.

3  Messrs. Frankel and Rothman's information is as of March 31, 2009.

Portfolio Managers - Potential Conflicts of Interest


   Portfolio managers at GEAM and at Palisade may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. Each of GEAM and the Sub-Advisers have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

GEAM, Palisade and Urdang

   Compensation. The compensation paid to GEAM, Palisade or Urdang for managing the Funds is based only on a percentage of assets under management. Although a small number of client accounts pay GEAM, Palisade or Urdang a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by GEAM, Palisade or Urdang on particular accounts.

   GEAM has a conflict of interest in its allocation of assets of the Small-Cap Equity Fund among the various Small-Cap Fund Sub-Advisers. GEAM pays the management fees of the Sub-Advisers from its management fees and, therefore, has an incentive to allocate more assets to Sub-Advisers with lower fees in order for GEAM to retain more of its management fee.

   Research. Execution and research services provided by brokers may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. GEAM, Palisade or Urdang allocates brokerage commissions for these services in a manner that each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

   IPO Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM, Palisade and Urdang has adopted procedures to ensure that each allocates shares of initial public offerings to the Funds each advises and other client accounts in a manner in which each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

   Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM, Palisade and Urdang aggregates orders of the Funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with each of its fiduciary obligations to each of its clients.


Champlain

   Compensation. Champlain Investment Partners, LLC compensates the Fund's portfolio managers for their management of the Fund. Each of the Fund's portfolio mangers' compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Fund's net assets and other client accounts they are managing. The Fund's portfolio managers also receive benefits standard for all of the Adviser's employees, including health care and other insurance benefits. In addition, portfolio managers may also have an ownership stake in the Adviser which would entitle them to a portion of the pre-tax profitability of the firm.

   Research. Champlain obtains research and information services in exchange for client brokerage commissions; these transactions include third party research and soft dollar payments for data feeds and other analytical services. All clients receive the benefit of these services and all trading is done under best execution protocols.

   Trade Allocation. Portfolio Managers for Champlain's small cap strategy also manage an account seeded with proprietary capital, which may raise potential conflicts of interest. Champlain has put in place policies and procedures designed to mitigate any such conflicts. Investment decisions made for small cap accounts may differ from, and may conflict with, investment decisions made for the proprietary account due to differences in investment objectives, investment strategies, account benchmarks and other factors. Portfolio Managers may decide that investment opportunities, strategies or particular purchases or sales are appropriate for the small cap strategy, but not for the proprietary account, or are appropriate in different amounts, terms, or timing that is appropriate for other accounts. Trades for the proprietary account will be executed through a Prime Broker, and will not be aggregated with trades for other accounts as described in the following paragraph. Trades will be placed with the Prime Broker concurrently with any other trades for the same security.

   Champlain will seek to manage potential conflicts of interest in the following specific respects: (i) Where a potential, transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances. The firm uses a trading system which facilitates the automated accomplishment of this fair allocation, and the trader instructs the system to adjust the allocation to minimize odd lots. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) we ensure that the firm's Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

GlobeFlex

   GlobeFlex does not believe that any material conflicts of interest should arise in connection with the management of the Fund and other accounts other than the typical conflicts that arise where there are multiple accounts. Those typical conflicts include the limited time that can be devoted to each strategy or account, even when similarly managed, the allocation of investment opportunities that may be limited and the capacity constraints that can limit the efficient effective investment of new cash. Accounts are generally managed on a team basis, utilizing a systematic process and accounts within the same strategy typically hold the same securities at generally the same proportionate weightings, subject to client restrictions and cash flows. The type of fee schedule pertaining to an account (asset-based and/or performance) does not affect how GlobeFlex manages an acount. Lastly, trades are usually blocked and allocated pro rata among participating accounts. GlobeFlex has adopted policies and procedures that are designed to ensure that all clients are treated fairly.

   GlobeFlex is the General Partner and investment manager of two private investment limited partnerships, one for Accredited Investors (Rule 3c-1), and one for Qualified Purchasers (Rule 3c-7). These partnerhips' portfolios (International Small Cap) are generally the same and are managed generally in the same manner as the other institutional portfolios comprising GlobeFlex's International Small Cap composite. GlobeFlex is also the investment manager of an International All Cap Commingled Trust for Qualified Purchasers (Rule 3c-7). BNY Mellon is the Trustee and Custodian of the trust. The trust is an International All Cap portfolio managed generally in the same manner as the other institutional portfolios which comprise GlobeFlex's International All Cap composite.

   No special conflicts of interest should exist between GlobeFlex's client accounts and the limited partnerships or commingled trust because these accounts are part of their respective composites and are generally managed identically to the other accounts in those composites, trades are usually allocated pro-rata, and portfolio managers are not compensated in such a way that would lead to GlobeFlex's favoring the limited partnerships or the commingled trust over other accounts. GlobeFlex manages portfolios within a composite in a manner intended to minimize performance dispersion. In addition, GlobeFlex does not use brokerage commissions generated by other clients to pay for research or other services used solely for the limited partnerships and/or the trust.

   Finally, aside from the reasons stated above, GlobeFlex does not believe any special conflicts of interest will exist between the limited partnerships and/or the commingled trust and the GE Small-Cap Equity Fund. The Fund will be managed pursuant to an investment strategy that is different from the limited partnerships' and the Trust's and, as such, will be included within a different composite, namely the U.S. Small-Cap Growth.

   Compensation. The structure of the compensation of GlobeFlex's investment team is intended to align with the interests of the Fund and its shareholders. GlobeFlex seeks to incentivize portfolio managers to outperform within structured parameters for stock selection and risk control. All portfolios are managed on a team basis, and compensation is based on the overall success of all accounts under management. There are no special performance-based compensation structures related to any particular accounts under management. GlobeFlex believes its compensation structure minimizes incentives or disincentives that might create any special or material conflicts of interest.

   Research. GlobeFlex uses soft dollars to purchase third-party research, the commitment to which is significant at a research-driven firm such as it. GlobeFlex monitors its use of soft dollars, which is intended to fall within the "safe harbor" of (S)28(e) of the Securities Exchange Act of 1934. GlobeFlex seeks to limit its soft commission use to those research and brokerage services and products that GlobeFlex believes facilitate the investment decision making process and otherwise comply with the SEC's interpretations of (S)28(e). It purchases a variety of proprietary financial data that it then uses in its internal research and portfolio construction systems. Because GlobeFlex does not segregate U.S. and International equity data and other research, GlobeFlex believes that the research it obtains with soft dollars benefits all of its clients, regardless of the strategy (U.S. or International) used to manage any particular account.

   GlobeFlex intends for its use of soft dollars to be consistent with the recent guidance on client commission practices as set forth in the SEC's Interpretative Release No. 34-54165. Please find our Soft Dollar Policy in our attached Compliance Manual.

   IPO Allocation. GlobeFlex does not cause client accounts to participate in IPOs.

   Trade Allocation. GlobeFlex has adopted allocation policies intended to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. In order to meet these objectives, GlobeFlex generally aggregates orders of all portfolios where it is buying or selling the same security at the same time. Participating clients generally receive the average price and share execution expenses proportionately. Once GlobeFlex has completed execution and the trades have settled, positions are allocated across all participating accounts on a pro-rata basis. Its methods are consistent with the disclosure in its Form ADV.

   Written allocation procedures may also be found in the GlobeFlex's Trading Policies & Procedures section of its compliance manual.

SouthernSun

   Compensation. The compensation paid to SouthernSun for managing the Funds is based only on a percentage of assets under management. Although a small number of client account(s) pay SouthernSun a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by SouthernSun on particular accounts.

   Research. SouthernSun does not have any formal arrangements or commitments to utilize research, research-related products and other services obtained from broker-dealers or third parties on a soft dollar commission basis. However, we may occasionally receive research from brokers with whom we trade, but we are under no obligation to trade with any certain broker, except under directed brokerage agreements with certain clients.

   IPO Allocation. In the event SouthernSun participates in any new issues, SouthernSun's policy and practice is to allocate shares of new issues fairly and equitably among our advisory clients according to our allocation policy so as not to advantage any firm, personal or related account and so as not to favor or disfavor any client, or group of clients, over any other.

   Trade Allocation. SouthernSun has adopted a policy for the fair and equitable allocation of transactions with no particular group or client(s) being favored or disfavored over any other clients. SouthernSun's policy prohibits any allocation of trades in a manner that SouthernSun's proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. When investing and rebalancing accounts, SouthernSun utilizes a practice of rotational allocation whereby each group of clients with similar investment objectives is systematically queued in priority of trading. Partially completed transactions may also be allocated on a pro-rata or random basis depending on the percentage of order completion.

Portfolio Managers - Compensation

   Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at GEAM and at Palisade.

GEAM

   The following compensation structure applies to all GEAM portfolio managers except David B. Carlson, Paul M. Colonna, Ralph R. Layman, Paul C. Reinhardt, Michael J. Solecki, Judith A. Studer and David Wiederecht:

   A portfolio manager's compensation package includes both fixed ("Base Compensation") and variable ("Incentive Compensation") components. In determining the Base Compensation, GEAM seeks to be competitive with its industry peers. GEAM bases each portfolio manager's Base Compensation on his/her professional experience and responsibilities relative to similarly situated GEAM portfolio managers.

   Each portfolio manager is eligible to receive Incentive Compensation annually in the form of variable cash bonuses that are based on quantitative and qualitative factors. Generally, 80% of Incentive Compensation is quantitatively determined, based on the investment performance of the individual portfolio manager and, where applicable, the investment performance of the portfolio manager's investment team as a whole, over both a one- and three-year time-frame relative to relevant benchmarks. The remaining 20% of Incentive Compensation is based on GE Growth Values which include several qualitative factors, including:

           . Teamwork/Leadership (Inclusive) - effectively collaborating, cooperating and managing within the investment team and/or the department;

           . Marketing Support (External Focus) - devoting appropriate time and effort to support the education of clients and consultants on performance and investment methodology;

           . Effective Communication (Clear Thinker) - driving efficient, open and effective sharing of information, data and ideas across the investment team and with the broader organization and clients; and
           . Domain Expertise - leverages expertise to improve internal and external processes by serving as an expert resource for the investment team and clients.

   With respect to the portfolio managers--David B. Carlson, Paul M. Colonna, Ralph R. Layman, Paul C. Reinhardt, Michael J. Solecki, Judith A. Studer and David Wiederecht, the following compensation structure applies:

   As a Senior Executive of GE, the portfolio manager's compensation package includes fixed ("Base Compensation"), variable ("Incentive Compensation") and long-term incentive ("Stock Options and Restricted Stock Units") components. The portfolio manager's compensation is impacted by both his or her individual performance and GE's overall performance in any given year.

   The portfolio manager's Base Compensation is not on an annual increase cycle. The timing and percent of increases varies based on evaluation of the individual on the factors outlined below, GE's overall performance, as well as other internal and external economic factors (e.g., external pay data for similar types of jobs).

   The portfolio manager's Incentive Compensation is impacted by the size of the bonus pool as well as an evaluation of the individual on the factors outlined below. The size of the GEAM incentive bonus pool in a given year is based upon average overall GE financial results and is not tied directly to GEAM results. From this incentive bonus pool, the portfolio manager's Incentive Compensation amounts are determined and vary based on evaluation of the individual on the factors outlined below.

   The portfolio manager's long-term incentive Stock Options and Restricted Stock Units are granted periodically and awards vary based on evaluation of the individual on the factors outlined below.

The portfolio manager is evaluated on the following four factors:

           . Performance on current job - "Results" - this assessment is based on an understanding of the competencies and behaviors necessary to perform the given job. The evaluation focuses on observable behaviors as well objective measures where possible, including:
              Portfolio and Mandate Performance for the portfolio manager's particular Asset Class, Contribution as a Trustee and Senior Leader for the business, Client satisfaction and retention, support of Institutional Marketing and Sales efforts and Leadership of the portfolio manager's team and across the business.

           . GE Growth Values - these are the values that drive success within the company. Employees are assessed as to how they display and are a role model for the GE Growth Values.

           . Promotability - consideration of an individual's capacity based on performance, aptitude and demonstrated ability and interest to take on broader responsibilities.

           . Extraordinary Skills--In limited circumstances, an employee may demonstrate special value to GE by possessing unique knowledge/skill in a specialized area necessary to perform the job that would be extremely difficult to replace.

The following applies to all GEAM portfolio managers:

   In addition to the foregoing compensation, GE periodically grants restricted stock units and options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers. The strike price of stock options is the selling price of GE common stock as of the grant date. The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

   All employees, including portfolio managers, are eligible to participate in GE's defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager's compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

   Relocation benefits may be offered to portfolio managers. Determination regarding whether a particular position will include relocation benefits is determined before any candidate is considered and is noted on the position description/advertisement. When relocation is offered, the package is in accordance with GE standard domestic relocation guidelines, a portion of the benefits provided on a pre-tax basis and a portion of the benefits provided on a post-tax basis. Those guidelines vary based on whether an individual is a homeowner or renter - with business discretion regarding inclusion of all the potential package offerings.

Palisade

   Palisade seeks to maintain a compensation program that is competitive within its industry. Employee portfolio managers receive a fixed base salary based on their experience and responsibilities and are eligible for a variable annual performance-based incentive bonus. The incentive bonus is based on a combination of the overall results of the firm and the general overall before-tax performance of all accounts managed by the portfolio manager, including the Fund, based in part on the objective performance of the Fund over the past one and three year periods against the Russell 2000 Benchmark and the Fund's ranking within the appropriate Lipper peer group, as well as other subjective factors. Portfolio managers who are partners of the firm receive distributions based on their pro rata share of the firm's profits.

   All employees are eligible for Palisade's 401(k) plan. Employees and partners are eligible for Palisade's group life, health and disability insurance programs.

Champlain

   Champlain compensates the Fund's portfolio manager for management of the Fund. The portfolio manager's compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Fund's net assets and other client accounts under management. The Fund's portfolio manager also receives benefits standard for all of the Adviser's employees, including health care and other insurance benefits. In addition, the portfolio manager may also have an ownership stake in Champlain which would entitle him to a portion of the pre-tax profitability of the firm.

GlobeFlex

   The GlobeFlex investment team is compensated by fixed base salary and an annual performance bonus linked to both qualitative and quantitative measures, as determined by Marina Marrelli and Bob Anslow, General Partners of GlobeFlex. For investment team members, bonus compensation is tied directly to both short- and long-term success factors. Factors considered include overall performance of all our equity strategies relative to appropriate peer groups and benchmarks over one (short-term) and three-year (long-term) periods, as well as contribution to our original research effort, and general value-added to our team. Performance is measured on a pre-tax basis and all forms of compensation are in cash. Members of the investment team who are also GlobeFlex partners receive equity distributions based on firm-wide profits. In addition, portfolio managers participate in all other group benefits offered to all GlobeFlex employees, such as retirement and health plans.

SouthernSun

   Portfolio Managers compensation aligns their interests with that of our clients . They are compensated by a salary, 401K contributions, potentially profit sharing, and ownership distributions.


Urdang

   As described in the prospectus, Urdang uses three portfolio managers to co-manage the Fund assets. The portfolio managers may manage assets in other managed accounts. Urdang pays its portfolio managers competitive salaries.

The components of the compensation structure as it relates to senior investment staff include the following:

           .  Competitive base salaries
           .  Competitive discretionary bonuses
           . Performance bonuses based on a fixed percentage of annual revenues . General partnership ownership in the Company's private equity funds
           . Phantom equity ownership distributed at the time of sale to BNY Mellon

We believe that this compensation structure facilitates strong alignment of interest between our clients, our senior investment staff and our Company.

Proxy Voting Policy and Procedures


   The Board has delegated the responsibility for voting proxies to GEAM for all Funds other than the Small-Cap Equity Fund which is managed by Palisade, Champlain, GlobeFlex and SouthernSun and for the Total Return Fund, with respect to the assets allocated to Urdang, in accordance with GEAM's proxy voting policies and procedures ("Proxy Policy"). Upon GEAM's recommendation after reviewing the proxy policies of each of the Sub-Advisers, the Board has delegated the responsibility for voting proxies to Palisade, Champlain, GlobeFlex and SouthernSun for the Small-Cap Equity Fund and Urdang with respect to those assets allocated to it for the Total Return Fund.


   GEAM's and each of the Sub-Adviser's proxy voting policy and procedures will be presented to the Board annually. GEAM and each Sub-Adviser will notify the Board of any material change to its policy at the next regular Board meeting after the material change occurs.

   Summarized below are the proxy voting policies and procedures of GEAM and each Sub-Adviser.

Summary of GEAM's Proxy Voting Policies and Procedures

   GEAM exercises its fiduciary duties by reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interests of its clients. All proxies are voted in accordance with the Proxy Policy, which has been adopted by the Board of Directors of GEAM and in accordance with GEAM's proxy voting guidelines ("Proxy Guidelines"), which have been adopted by the proxy committee of GEAM ("Proxy Committee").

   The Proxy Committee is comprised of between five and ten individuals, including both the Chief Executive Officer and General Counsel of GEAM. The Proxy Committee is responsible for reviewing the Proxy Guidelines and a summary of the proxy matters encountered by GEAM at least annually and, if necessary, updating the Proxy Guidelines.

   GEAM has hired Institutional Shareholder Services, Inc. ("ISS") to collect all proxy materials, provide research and vote all proxies as instructed to do so by GEAM. Upon receipt of a proxy, ISS provides the proxy analyst, an employee of GEAM responsible for facilitating and processing all proxy votes, with an analysis of the proxy material, which includes management's recommendation, and a vote recommendation based on the Proxy Guidelines.

   In general, GEAM votes with management. In certain limited cases, GEAM may instruct ISS to abstain from voting a proxy where such abstention is believed to be in the overall best interest of clients such as the Fund. The proxy analyst reviews each analysis and vote recommendation subject to the following:

   a. Domestic and International Routine Issues: The proxy analyst confirms ISS recommendations on routine issues. Such issues falling under this section
(a) generally include voting: (1) for auditors and the board of directors, changes to the state of incorporation (if still incorporated in the United States), stock splits, the authorization of additional shares of common stock, staggered stock boards (if voting with management), reasonable stock option plans, director compensation and employee stock purchase plans, management proposals dealing with environmental and social issues, and share repurchases; and (2) against supermajority votes, unequal classes of common and preferred stock, the establishment of preemptive rights and the authorization of preferred stock if excessive as compared to the common stock.

   b. Domestic and International Non-Routine Issues: Vote with Management and Consistent with Proxy Guidelines: If the issue is determined to be non-routine by the proxy analyst, a portfolio securities analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and consistent with the proxy guidelines, such recommendation will be forwarded to ISS. Non-routine issues falling under this section (b) and section (c) (below) generally include golden parachutes, poison pills, environmental and social issues, severance agreements, restructurings and mergers.

   c. Domestic and International Non-Routine Issues: Voting Against Management or Inconsistent with the Proxy Guidelines: If (1) the issue is determined to be non-routine by the proxy analyst and either a portfolio securities analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (2) a portfolio securities analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (see below).

   A material conflict of interest may arise in a situation where the proxy analyst or a portfolio securities analyst or a Proxy Committee member, if voting the proxy, has knowledge of a situation where either GEAM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way ("Material Conflict of Interest"). If a Material Conflict of Interest does arise, ISS (or in certain limited cases, another independent third party) will be solely responsible for voting the proxy, the Material Conflict of Interest will be documented, the Board will be notified at the next regular Board meeting following the material conflict of interest and the Proxy Committee will be notified of such conflict at its annual meeting. In the absence of a conflict of interest or in the case of an immaterial conflict of interest, regular procedures will be followed.

Summary of Palisade's Proxy Voting Policies and Procedures

   The Board has adopted the proxy voting policies and procedures ("Palisade Proxy Policy") of Palisade, its sub-adviser, on behalf of the Small-Cap Equity Fund. Subject to GEAM's and the Board's continuing oversight, the Board delegates the responsibility for voting proxies to Palisade. The Palisade Proxy Policy will be presented to the Board at least annually and Palisade will notify GEAM and the Board of any material changes to the Palisade Proxy Policy at the next regular meeting after the material change occurs.

   Palisade undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of Small-Cap Equity Fund's shareholders. To assist it in carrying out this policy, Palisade has engaged the services of ISS. ISS will provide research on each issue, along with its proxy voting recommendation. The recommendation will be formulated in accordance with the ISS guidelines ("ISS Guidelines"), which Palisade has adopted as a general policy. The ISS research and recommendation will then be forwarded to Palisade's Chief Investment Officer ("CIO") and the respective analyst covering the company holding the shareholder meeting. The CIO and analyst will then make an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the views of management of the company holding the shareholder meeting, with overriding consideration given to the Small-Cap Equity Fund's stated guidelines on the issue, if any.

By way of illustration, the guidelines address the following:

   a. Corporate Governance Issues: Such issues falling under this section generally include voting: for auditors and changes to the state of incorporation (if the economic factors outweigh any neutral or negative governance changes), reasonable stock option plans, employee stock purchase plans (subject to certain limitations), shareholder proposals asking a company to submit its poison pill for shareholder ratification; and against supermajority votes, the classification of the board, and retirement plans for non-employee directors. Director compensation and the election of directors will be evaluated on a case-by-case basis.

   b. Changes to Capital Structure: Such issues falling under this section generally include voting: for stock splits, share repurchases, and management proposals to increase the common share authorization for a stock split or share dividend; and against the authorization of preferred stock if excessive as compared to the common stock. The authorization of additional shares of common stock, creation of a tracking stock, mergers, acquisitions, reorganizations, and spin-offs will be evaluated on a case-by-case basis.

   c. Social, Environmental and Corporate Responsibility Issues: The guidelines generally call for evaluating these proposals on a case-by-case basis. However, the guidelines specifically recommend voting for reports on a company's efforts to diversify its board; and against reports on foreign military sales or offsets. Such military disclosures may involve sensitive and confidential information which is subject to government controls.

   Palisade has elected a "Mandatory Sign-Off" procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade's Vice President/Compliance is responsible for monitoring receipt of ISS's research and recommendations, and for ensuring that the votes are submitted in a timely manner.

   Palisade will endeavor to adhere to the ISS Guidelines when voting proxies. However, situations may arise where the CIO and analyst believe that it is in the best interest of Small-Cap Equity Fund's shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of Palisade's Investment Policy Committee ("IPC"). The IPC is comprised of the senior investment professionals of Palisade. A brief memorandum explaining the vote and the reasons for the proposed voting decision will be provided to the IPC.

   A conflict of interest may arise where Palisade has knowledge of a situation where any of Palisade, its members, employees, or one of its affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade's annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies. If a material conflict of interest does arise, however, ISS will be solely responsible for determining how to vote the proxy based upon the ISS Guidelines or the Small-Cap Equity Fund's specific guidelines and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above; provided, however, that the IPC and VP/Compliance will consider the conflict in determining whether to approve the proposed override. Any conflict of interest, whether or not material, will be documented and submitted by Palisade for the Small-Cap Equity Fund's proxy records. A Material Conflict of Interest Form will be completed and an ISS certification and statement will be attached. The form will be forwarded for presentation to the Board at the next regular Board meeting after such material conflict of interest occurs.

Summary of Champlain's Proxy Voting Policies and Procedures

   Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

   Champlain's policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for The Champlain Small Company Fund and Champlain Small Cap Fund, LLC.

Background

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

   Deborah R. Healey has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

   Champlain has adopted comprehensive proxy voting procedures to implement the firm's investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

Voting Procedures

           . All employees will forward any proxy materials received on behalf of clients to Deborah R. Healey;
           . Deborah R. Healey will determine which client accounts hold the security to which the proxy relates;
           . Absent material conflicts, the appropriate company analyst, or the Proxy Committee, will determine how Champlain should vote the proxy in accordance with applicable voting guidelines;
           . Deborah R. Healey will complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

           . Champlain will conspicuously display information in its Disclosure Document summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client's proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

           . All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Deborah R. Healey.
           . In response to any request, Deborah R. Healey will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines

PROXY VOTING PHILOSOPHY

   Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility

   Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management Guidance

   The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in many cases, company recommendations may be in conflict with our assessment of sound management practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

Policy on Board of Directors

   Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company's Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

Policy on Audit Committee

   Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures

   Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Anti-takeover measures generally opposed:

           .  Classification of the Board of Directors
           .  Shareholder rights plans (poison pills)
           .  Greenmail
           . Supermajority rules to approve mergers or amend charter or bylaws . Authority to place stock with disproportionate voting rights
           .  Golden Parachutes

Shareholder resolutions generally supported:

           . Rescind or prohibit any of the above anti-takeover measures . Annual voting of directors; repeal classified boards.
           .  Adoption of confidential voting
           .  Adoption of cumulative voting
           .  Redeem shareholder rights plans
           . Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

   Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

   Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

   All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price. Social and Environmental Issues In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

           . allow shareholder control of corporate charitable contributions . exit the nuclear power business
           .  adopt the MacBride Principles
           .  adopt the Valdez Principles
           .  stop doing business with the US Department of Defense
           .  stop using animals for product testing
           .  make donations to a pro-life or pro-choice advocate
           .  stop donations to a pro-life or pro-choice advocate
           . move its annual meeting to a town with better public transportation

   While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest

           . If there is a conflict of interest between the Champlain proxy voting policy and a client's expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.
           . Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.
           . If a material conflict of interest exists, Deb Healey will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
           . Champlain will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

   Deborah R. Healey shall retain the following proxy records in accordance with the SEC's five- year retention requirement:

           .  These policies and procedures and any amendments;
           .  A record of each vote that Champlain casts;
           . Any document Champlain created that was material to making a ecision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
           . A copy of each written request from a client for information on how Champlain voted such client's proxies, and a copy of any written response.

Summary of GlobeFlex's Proxy Voting Policies and Procedures

   GlobeFlex subscribes to the services of Risk Metrics Group's ISS Corporate Governance Services ("ISS") with respect to proxy voting. Under the proxy voting agency service agreement, ISS keeps GlobeFlex apprised of shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request, and votes proxies in accordance with our guidelines or instructions. ISS maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast for clients.

   ISS will be notified of proxy guidelines provided by clients and will be instructed to vote for the specific client according to the custom policies. ISS will keep records of the custom policies and voting history.

   When making proxy voting decisions, and except to the extent superseded by client proxy voting policies, GlobeFlex generally adheres to its proxy voting guidelines, which set forth GlobeFlex' positions on recurring issues. The guidelines are reviewed periodically and updated or revised as necessary. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. GlobeFlex' voting decisions are then communicated to ISS.

   Although we may consider ISS's recommendations on proxy issues, GlobeFlex bears ultimate responsibility for proxy voting decisions. For ERISA plans for which GlobeFlex votes proxies, GlobeFlex is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans' named fiduciaries or by delegating proxy voting responsibility to another person.

   In the case of voting proxies for Clients which are publicly traded, GlobeFlex will rely upon ISS recommendations, in order to avoid potential or perceived conflicts of interest.

Identifying and resolving conflict of interest

Potential conflicts of interest

   A potential conflict of interest arises when GlobeFlex has business interests that may not be consistent with the best interests of its client. The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

           . GlobeFlex retains an institutional client, or is in the process of retaining an institutional client that is (or is affiliated with) an issuer that is held in GlobeFlex's client portfolios.
           . GlobeFlex retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in GlobeFlex's client portfolios.
           . GlobeFlex's Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.
           .  A GlobeFlex employee personally owns a significant number of an issuer's securities that are also held in GlobeFlex's client portfolios.

Identifying conflicts of interest

   GlobeFlex realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair GlobeFlex's ability to vote proxies in an objective manner. The CCO will continuously monitor for conflicts. GlobeFlex has also hired a third-party compliance consulting firm, Adviser Compliance Group (ACA). GlobeFlex will consult with ACA and/or outside counsel if any possible conflicts arise. ACA will also review and attempt to identify additional proxy voting conflicts at least annually during its annual review of GlobeFlex.

   In addition, any attempts by others within GlobeFlex to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entities outside GlobeFlex to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to the General Partner and legal counsel.

Resolution of conflicts of interest

   Our resolution, as mentioned in SEC release number IA-2106, is that, upon detection of a material conflict of interest, the proxy vote in question will be voted in accordance with the pre-determined policy recommendation of our independent, third party service provider, ISS.

V. Recordkeeping

   ISS maintains the historical records of documentations described in the following section for our clients.

Client request to review proxy votes:

           . Any request, whether written (including e-mail) or oral, received by any Employee of GlobeFlex, must be promptly reported to the CCO. All written requests must be retained in the permanent file.
           . The CCO, in conjunction with the investment team, will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.
           . In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO, in conjunction with the investment team, may distribute to any client requesting proxy voting information the complete proxy voting record of that client for the period requested.
           . The CCO, in conjunction with the investment team, will furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). GlobeFlex will maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client's written request, if applicable, and maintained in the permanent file.
           . Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy voting policy and procedures:

           . GlobeFlex will maintain the current Proxy Voting Policy and Procedures, as well as all past versions for the last 7 years.

Proxy voting records shall consist of the following:

           .  A record of how GlobeFlex voted client proxies.
           . Documents prepared or created by GlobeFlex that were material to making a decision on how to vote, or that memorialized the basis for the decision.
           . Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

Disclosure

   GlobeFlex will ensure that Part II of Form ADV and private placement memoranda are updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how GlobeFlex voted their securities.

Proxy Solicitation

   As a matter of practice, it is GlobeFlex's policy to not reveal or disclose to any client how GlobeFlex may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. GlobeFlex will never disclose such information to unrelated third parties.

   The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Summary of SouthernSun's Proxy Voting Policies and Procedures

Election of the Board of Directors

   We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent. The election of a company's board of directors is one of the most fundamental rights held by shareholders. We will evaluate board structures on a case-by-case basis.

Approval of Independent Auditors

   We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

   We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

       1. Requiring senior executives to hold stock in a company.
       2. Requiring stock acquired through option exercise to be held for a certain period of time.
       3. Using restricted stock grants instead of options.
       4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

       1. Annual option grants that would exceed 2% of outstanding shares.
       2. Ability to issue options with an exercise price below the stock's current market price.
       3. Automatic share replenishment ("evergreen") feature.
       4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.
       5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

   These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

   We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

   Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we generally support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

Shareholder Rights Plans

   While we recognize that there are arguments both in favor of and against shareholder rights plans which when triggered by a hostile acquisition attempt give shareholders share purchase or sale rights so far out of line with the market as to advantage certain shareholders at the risk of diminution of wealth to the company, also known as poison pills, such measures may tend to entrench current management, which we may consider to have a negative impact on shareholder value. We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

Records Retention

We will maintain the following records:

.. Copies of all policies and procedures written

.. A copy of each proxy statement received

.. A record of each vote cast
          . A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision.

   We will maintain a copy of each written client request for information on voted proxies on behalf of such fund, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client fund.

   We will maintain records of our proxy voting and any document created that was material in determining the vote for at least six years (2 years on site.)


Summary of Urdang's Proxy Voting Policies and Procedures

      Urdang exercises voting authority for clients in accordance with Institutional Shareholder Services ("ISS") recommendations, and has retained ISS to vote client proxies. As such, Urdang's proxy voting policies and procedures are intended to give precedence to its clients' best interests. Based on ISS' recommendations, proposals assessed to positively impact shareholders will be voted in favor of and proposals that would appear to have adverse impact on shareholders will be voted against. ISS will assess proxy proposals to identify and address any potential conflicts of interests between Urdang and its clients. In the event that there are material conflicts of interests client proxies will be voted in accordance with the recommendations of ISS, rather than Urdang's interpretation as to what may be in the best interest of any client. Urdang will monitor the voting delegated to ISS.


Reporting a Material Conflict of Interest

   If a Material Conflict of Interest does arise, such conflict will be documented by GEAM or each Sub-Adviser, as applicable, on a Material Conflict of Interest form and the Board will be notified of such material conflict at the next regular board meeting after the material conflict occurs.

Additional Information

   Should a shareholder of a Fund wish to obtain information, free of charge, regarding how proxies received by a particular Fund were voted during the most recent 12-month period ending June 30 of each year, please call (800) 242-0134 during business hours. A shareholder may also view such information on either the Trust's website at www.gefunds.com or the SEC's website at www.sec.gov under the name of the Trust, filed under Form N-PX.

Shareholder Servicing and Distribution Plans

   The Trust has adopted Shareholder Servicing and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund other than the Money Market Fund ("Participant Funds"). Each of the Participant Funds (except for Emerging Markets Fund, Tax-Exempt Fund, High Yield Fund and Government Securities Fund) has five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Emerging Markets Fund and High Yield Fund has four Classes of shares designated Class A, Class C, Class R and Class Y. Tax-Exempt Fund has four Classes of shares designated Class A, Class B, Class C and Class Y shares, and Government Securities Fund has three Classes of shares designated Class A, Class B and Class C shares. Class B shares are closed to new investments.

   The annual fees payable with respect to each Class of a Participant Fund are intended to compensate or enable GEID to compensate other persons ("Service Providers") for providing ongoing servicing and/or maintenance of the accounts of shareholders of the Participant Fund ("Shareholder Services") and to compensate GEID, or enable GEID to compensate Service Providers, including any distributor of shares of the Participant Fund, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Participant Fund ("Selling Services"). Shareholder Services means all forms of shareholder liaison services, including, among other things, one or more of the following: providing Class A, Class B, Class C or Class R shareholders of a Participant Fund with (i) information on their investments; (ii) general information regarding investing in mutual funds;
(iii) periodic newsletters containing materials relating to the Participant Fund or to investments in general in mutual funds; (iv) periodic financial seminars designed to assist in the education of shareholders with respect to mutual funds generally and the Participant Fund specifically; (v) access to a telephone inquiry center relating to the Participant Fund; and other similar services not otherwise required to be provided by the Trust's custodian or transfer agent. Selling Services include, but are not limited to: the printing and distribution to prospective investors in the Participant Fund of prospectuses and SAIs that are used in connection with sales of Class A, Class B, Class C or Class R shares of the Participant Fund; the preparation, including printing, and distribution of sales literature and media advertisements relating to the Class A, Class B, Class C or Class R shares of the Participant Fund; and distributing Class A, Class B, Class C or Class R shares of the Participant Fund. In providing compensation for Selling Services in accordance with the Plans, GEID is expressly authorized (1) to make, or cause to be made, payments reflecting an allocation of overhead and other office expenses related to the distribution of the Class A, Class B, Class C and Class R shares of a Participant Fund; (2) to make, or cause to be made, payments to, or to provide for the reimbursement of expenses of, persons who provide support services in connection with the distribution of the Class A, Class B, Class C and Class R shares of the Participant Fund; and (3) to make, or cause to be made, payments to broker-dealers who have sold Class A, Class B, Class C or Class R shares of the Participant Fund. Fees payable by Class A shares and the 0.25% Service and Distribution Fee component of the Class R shares may be used to pay for either shareholder services or distribution related services.

   Payments under the Plans are not tied exclusively to the expenses for shareholder servicing and distribution expenses actually incurred by GEID or any Service Provider, and the payments may exceed expenses actually incurred by GEID and/or a Service

Provider. The Board evaluates the appropriateness of the Plans and its payment terms on a continuing basis and in doing so considers all relevant factors, including the types and extent of Shareholder Services and Selling Services provided by GEID and/or Service Providers and amounts GEID and/or Service Providers receive under the Plans.

   Under the Plans, the Trust pays GEID, with respect to each Participant Fund, other than the Money Market Fund, (1) for shareholder servicing (and for Class A and Class R shares -- distribution services) provided to Class A, Class B, Class C and Class R shares of the Participant Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to Class A, Class B, Class C and Class R shares of the Participant Fund, respectively; (2) for distribution services provided to Class B and Class C shares of each Participant Fund other than the Short-Term Government Fund, an annual fee of 0.75% of the value of the average daily net assets of the Participant Fund, or in the case of the Short-Term Government Fund, an annual fee of 0.60% and 0.75% of the value of the average daily net assets of Class B and Class C, respectively; and (3) for distribution services provided to Class R shares of each Participant Fund (except for Tax-Exempt Fund and Government Securities
Fund), an annual fee of 0.25% of the value of the average daily net assets attributed to the Class R shares of such Participant Funds. These distribution and service fees may be voluntarily reduced on a temporary basis for certain Income Funds and certain share classes, and may return to their stated levels, at any time, without prior notice.

   Under their terms, the Plans continue from year to year, provided their continuance is approved annually by vote of the Trust's Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to them (the "Independent Trustees"). The Plans may not be amended to increase materially the amount of the fees paid under the Plans with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plans must be approved by the Trustees and Independent Trustees in the manner described above. The Plans may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).

   In addition, GEAM and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with GEAM, the Distributor or the Funds ("Authorized Firms") for selling or servicing one or more class of Fund shares. Authorized Firms that receive these payments may be affiliated with GEAM. Payments may relate to selling and/or servicing activities, such as: access to an Authorized Firm's customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. Additional compensation creates a potential conflict of interest in the form of an additional financial incentive to a registered representative of an Authorized Firm to recommend the purchase of GE Funds over another mutual fund or another investment option. As of December 31, 2008, we have entered into arrangements to make additional distribution related payments to the following Authorized Firms: Fidelity Brokerage Services LLC and National Financial Services LLC, Genworth Financial Securities Corp., Raymond James & Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services Inc, A.G. Edwards & Sons, Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc. Inclusion on this list does not imply that the additional compensation paid to such Authorized Firms necessarily constitutes "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). GEAM will update this listing annually and interim arrangements may not be reflected. GEAM assumes no duty to notify any investor whether an Authorized Firm through which he/she invests should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

   GEAM does not direct the Funds' portfolio securities transactions, or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.

   GEAM and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. GEAM and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with GEAM) may have a conflict of interest in selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

   During the fiscal year ended September 30, 2008, the Fund paid $3,776,924 to GEID for distribution and shareholder servicing.

   For the fiscal year ended September 30, 2008, each GE Fund paid GEID under its 12b-1 Plan as follows:

                                                             Class R
                             Class A    Class B    Class C    12b-1
Fund                        12b-1 Plan 12b-1 Plan 12b-1 Plan  Plan     Total
----                        ---------- ---------- ---------- ------- ----------
U.S. Equity Fund........... $  691,901  $ 34,891   $ 57,081   $  33  $  783,906
Tax-Exempt Fund............ $   78,768  $  3,349   $  2,121     N/A  $   84,238
Short-Term Government Fund. $   98,514  $ 20,101   $ 28,766   $  21  $  147,402
Income Fund................ $  304,542  $ 11,379   $ 10,831   $  33  $  326,785
High Yield Fund............       None      None       None    None        None
Global Fund................ $  116,830  $  3,726   $  5,445   $  32  $  126,033
International Fund......... $  148,551  $ 11,023   $ 14,037   $  29  $  173,640
Emerging Markets Fund......       None      None       None    None        None
Total Return Fund.......... $  337,238  $115,594   $144,418   $  33  $  597,283
Premier Fund............... $  489,269  $ 92,745   $250,568   $  34  $  832,616
Government Securities Fund. $  295,012  $  7,879   $  4,098     N/A  $  306,989
Core Value Equity Fund..... $  120,655  $ 21,815   $ 13,446   $  33  $  155,949
Small-Cap Equity Fund...... $  125,651  $ 55,061   $ 61,337   $  34  $  242,083
TOTAL...................... $2,806,931  $377,563   $592,148   $ 282  $3,776,924

For the fiscal year ended September 30, 2008, GEID spent the fees paid under each GE Fund's Class A 12b-1 Plan as follows:
--------------------------------------------------------------------------------------------------------------------------
                                                                   Printing &
                                                                   Mailing of
                                                                  Prospectuses
                                                                    to Other
                                                                      than     Compensation Compensation
                                                                    Current     to Broker-    to Sales
Fund                                                              Shareholders   Dealers     Personnel    Other **    Total
----                                                              ------------ ------------ ------------ ---------- ----------
U.S. Equity Fund                                                    $147,355     $460,671    $1,229,430   $337,457  $2,174,913
----------------                                                  ------------ ------------ ------------ ---------- ----------
Tax-Exempt Fund                                                     $17,941      $64,540      $143,706    $37,073    $263,260
---------------                                                   ------------ ------------ ------------ ---------- ----------
Short-Term Government Fund                                          $32,570      $123,986     $182,352    $54,406    $393,314
--------------------------                                        ------------ ------------ ------------ ---------- ----------
Income Fund                                                         $44,867      $123,316     $555,498    $134,708   $858,389
-----------                                                       ------------ ------------ ------------ ---------- ----------
High Yield Fund                                                       None         None         None        None       None
---------------                                                   ------------ ------------ ------------ ---------- ----------
Global Fund                                                         $51,276      $66,471      $238,127    $77,412    $433,286
-----------                                                       ------------ ------------ ------------ ---------- ----------
International Fund                                                  $34,885      $44,786      $214,997    $64,444    $359,112
------------------                                                ------------ ------------ ------------ ---------- ----------
Emerging Markets Fund                                                 None         None         None        None       None
---------------------                                             ------------ ------------ ------------ ---------- ----------
Total Return Fund                                                   $77,175      $192,233     $632,130    $171,251  $1,072,789
-----------------                                                 ------------ ------------ ------------ ---------- ----------
Premier Fund                                                        $168,854     $566,071     $868,949    $281,872  $1,885,746
------------                                                      ------------ ------------ ------------ ---------- ----------
Government Securities Fund                                          $89,960      $253,844     $591,884    $173,693  $1,109,381
--------------------------                                        ------------ ------------ ------------ ---------- ----------
Core Value Equity Fund                                              $60,501      $91,853      $246,298    $85,045    $483,697
----------------------                                            ------------ ------------ ------------ ---------- ----------
Small-Cap Equity Fund                                               $48,161      $82,150      $230,487    $73,677    $434,475
---------------------                                             ------------ ------------ ------------ ---------- ----------
TOTAL                                                               $773,545    $2,069,921   $5,133,858  $1,491,038 $9,468,362
-----                                                             ------------ ------------ ------------ ---------- ----------
** Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal year ended September 30, 2008, GEID spent the fees paid under each GE Fund's Class B 12b-1 Plan as follows:

                             Printing &
                             Mailing of
                            Prospectuses
                              to Other
                                than     Compensation Compensation
                              Current     to Broker-    to Sales
Fund                        Shareholders   Dealers     Personnel   Other **  Total
----                        ------------ ------------ ------------ -------- --------
U.S. Equity Fund...........   $ 18,278     $ 29,167     $ 18,296   $ 12,003 $ 77,744
Tax-Exempt Fund............   $  7,248     $  2,505     $  1,793   $    718 $ 12,264
Short-Term Government Fund.   $ 12,880     $ 19,120     $ 12,269   $  6,795 $ 51,064
Income Fund................   $  9,966     $ 23,897     $  5,888   $  3,482 $ 43,233
High Yield Fund............       None         None         None       None     None
Global Fund................   $  8,365     $  1,945     $  1,953   $  1,600 $ 13,863
International Fund.........   $ 10,345     $  5,516     $  5,780   $  3,749 $ 25,390
Emerging Markets Fund......       None         None         None       None     None
Total Return Fund..........   $ 20,670     $ 42,780     $ 59,442   $ 21,350 $144,242
Premier Fund...............   $ 35,792     $ 77,698     $ 48,474   $ 30,534 $192,498
Government Securities Fund.   $  9,530     $  4,867     $  4,016   $  2,857 $ 21,270
Core Value Equity Fund.....   $ 15,847     $ 11,526     $ 11,346   $  8,867 $ 47,586
Small-Cap Equity Fund......   $ 23,058     $ 27,700     $ 29,057   $ 17,321 $ 97,136
TOTAL......................   $171,979     $246,721     $198,314   $109,276 $726,290

** Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal year ended September 30, 2008, GEID spent the fees paid under each GE Fund's Class C 12b-1 Plan as follows:
--------------------------------------------------------------------------------------------------------------------------
                                                                           Printing &
                                                                           Mailing of
                                                                          Prospectuses
                                                                            to Other
                                                                              than     Compensation Compensation
                                                                            Current     to Broker-    to Sales    Other
Fund                                                                      Shareholders   Dealers     Personnel      **      Total
----                                                                      ------------ ------------ ------------ -------- ----------
U.S. Equity Fund                                                            $13,157      $59,463      $29,436    $10,192   $112,248
----------------                                                          ------------ ------------ ------------ -------- ----------
Tax-Exempt Fund                                                              $7,044       $2,554       $1,078      $452    $11,128
---------------                                                           ------------ ------------ ------------ -------- ----------
Short-Term Government Fund                                                  $11,490      $35,638      $14,475     $6,190   $67,793
--------------------------                                                ------------ ------------ ------------ -------- ----------
Income Fund                                                                  $8,338      $10,097       $5,439     $2,238   $26,112
-----------                                                               ------------ ------------ ------------ -------- ----------
High Yield Fund                                                               None         None         None       None      None
---------------                                                           ------------ ------------ ------------ -------- ----------
Global Fund                                                                  $7,393       $3,362       $2,673     $1,014   $14,442
-----------                                                               ------------ ------------ ------------ -------- ----------
International Fund                                                           $8,897      $10,016       $6,933     $2,872   $28,718
------------------                                                        ------------ ------------ ------------ -------- ----------
Emerging Markets Fund                                                         None         None         None       None      None
---------------------                                                     ------------ ------------ ------------ -------- ----------
Total Return Fund                                                           $17,152      $118,471     $72,971    $21,387   $229,981
-----------------                                                         ------------ ------------ ------------ -------- ----------
Premier Fund                                                                $44,924      $288,156     $129,704   $52,283   $515,067
------------                                                              ------------ ------------ ------------ -------- ----------
Government Securities Fund                                                   $7,679       $3,749       $2,043     $1,133   $14,604
--------------------------                                                ------------ ------------ ------------ -------- ----------
Core Value Equity Fund                                                       $9,834      $16,027       $6,892     $3,581   $36,334
----------------------                                                    ------------ ------------ ------------ -------- ----------
Small-Cap Equity Fund                                                       $19,237      $58,183      $31,591    $15,040   $124,051
---------------------                                                     ------------ ------------ ------------ -------- ----------
TOTAL                                                                       $155,145     $605,716     $303,235   $116,382 $1,180,478
-----                                                                     ------------ ------------ ------------ -------- ----------
** Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal year ended September 30, 2008, GEID spent the fees paid under each GE Fund's Class R 12b-1 Plan as follows:

                             Printing &
                             Mailing of
                            Prospectuses
                              to Other
                                than     Compensation Compensation
                              Current     to Broker-    to Sales   Other
Fund                        Shareholders   Dealers     Personnel    **    Total
----                        ------------ ------------ ------------ ----- -------
U.S. Equity Fund...........   $ 4,393        None        $  29     $  18 $ 4,440
Tax-Exempt Fund............   $ 4,393        None        $  29     $  18 $ 4,440
Short-Term Government Fund.   $ 4,393        None        $  29     $  18 $ 4,440
Income Fund................   $ 4,393        None        $  29     $  18 $ 4,440
High Yield Fund............      None        None         None      None    None
Global Fund................   $ 4,393        None        $  29     $  18 $ 4,440
International Fund.........   $ 4,393        None        $  29     $  18 $ 4,440
Emerging Markets Fund......      None        None         None      None    None
Total Return Fund..........   $ 4,393        None        $  29     $  18 $ 4,440
Premier Fund...............   $ 4,393        None        $  29     $  18 $ 4,440
Government Securities Fund.   $ 4,393        None        $  29     $  18 $ 4,440
Core Value Equity Fund.....   $ 4,393        None        $  29     $  18 $ 4,440
Small-Cap Equity Fund......   $ 4,393        None        $  29     $  18 $ 4,440
TOTAL......................   $43,930        None        $ 290     $ 180 $44,440

** Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal years ended September 30, 2008, 2007 and 2006, GEID earned and retained the following amounts on the sale of Class A shares of each GE Fund as follows:

                                    Amount
                                  Earned by
                                     GEID
                                  (Aggregate   Amount
                                  Amount of   Retained
Fund                        Year Commissions) by GEID
----                        ---- ------------ --------
Government Securities Fund. 2008   $ 42,077   $ 6,152
Government Securities Fund. 2007   $ 12,485   $ 1,561
Government Securities Fund. 2006   $ 10,075   $ 2,694
Core Value Equity Fund..... 2008   $ 14,587   $ 1,515
Core Value Equity Fund..... 2007   $ 27,713   $ 2,902
Core Value Equity Fund..... 2006   $ 12,760   $ 4,490
Tax-Exempt Fund............ 2008   $ 10,332   $ 1,520
Tax-Exempt Fund............ 2007   $ 49,575   $   131
Tax-Exempt Fund............ 2006   $    -0-   $   -0-
Income Fund................ 2008   $  6,685   $   826
Income Fund................ 2007   $ 11,532   $ 1,703
Income Fund................ 2006   $ 10,072   $ 2,191
Global Fund................ 2008   $ 38,221   $ 2,488
Global Fund................ 2007   $  7,518   $   761
Global Fund................ 2006   $  3,795   $ 1,788
Total Return Fund.......... 2008   $155,855   $16,382
Total Return Fund.......... 2007   $ 75,577   $ 8,353
Total Return Fund.......... 2006   $ 37,016   $ 5,990
U.S. Equity Fund........... 2008   $ 31,293   $ 2,884
U.S. Equity Fund........... 2007   $ 28,447   $ 2,710
U.S. Equity Fund........... 2006   $ 12,747   $ 6,186

                                    Amount
                                  Earned by
                                     GEID      Amount
                                  (Aggregate  Retained
                                  Amount of      by
Fund                        Year Commissions)   GEID
----                        ---- ------------ --------
International Fund......... 2008   $23,285     $2,287
International Fund......... 2007   $13,000     $1,510
International Fund......... 2006   $10,867     $5,161
Short-Term Government Fund. 2008   $ 5,305     $  534
Short-Term Government Fund. 2007   $ 4,858     $  644
Short-Term Government Fund. 2006   $10,280     $1,394
Small-Cap Equity Fund...... 2008   $42,243     $4,726
Small-Cap Equity Fund...... 2007   $43,795     $4,406
Small-Cap Equity Fund...... 2006   $19,925     $7,798
Premier Fund............... 2008   $79,931     $8,067
Premier Fund............... 2007   $89,856     $9,237
Premier Fund............... 2006   $25,610     $8,261

For the fiscal years ended September 30, 2008, GEID earned and retained the following amounts on the sale of Class B shares of each GE Fund as follows:

                                              Amount
                                            Earned by
                                               GEID      Amount
                                            (Aggregate  Retained
                                            Amount of      by
               Fund                        Commissions)   GEID
               ----                        ------------ --------
               U.S. Equity Fund...........   $ 1,124      None
               Tax-Exempt Fund............      None      None
               Short-Term Government Fund.   $   363      None
               Income Fund................   $   226      None
               Global Fund................   $    61      None
               International Fund.........   $ 1,188      None
               Total Return Fund..........   $ 6,702      None
               Premier Fund...............   $ 4,068      None
               Government Securities Fund.   $   843      None
               Core Value Equity Fund.....   $   895      None
               Small Cap Equity Fund......   $ 2,953      None
               TOTAL......................   $18,422      None

For the fiscal years ended September 30, 2008, GEID earned and retained the following amounts on the sale of Class C shares of each GE Fund as follows:

                                              Amount
                                            Earned by
                                               GEID
                                            (Aggregate   Amount
                                            Amount of   Retained
               Fund                        Commissions) by GEID
               ----                        ------------ --------
               U.S. Equity Fund...........   $   660    $   647
               Tax-Exempt Fund............   $   330    $   330
               Short-Term Government Fund.   $10,801    $10,794
               Income Fund................   $   658    $   632
               Global Fund................   $ 2,624    $ 2,589
               International Fund.........   $ 9,356    $ 9,301
               Total Return Fund..........   $46,548    $44,084
               Premier Fund...............   $22,251    $19,780
               Government Securities Fund.   $   434    $   434
               Core Value Equity Fund.....   $   250    $   239
               Small-Cap Equity Fund......   $ 3,412    $ 3,224
               TOTAL......................   $97,324    $92,053

   For the fiscal year ended September 30, 2008, GEID did not earn or retain any commissions with respect to Class R shares of each of the GE Funds.

Custodian

   State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian of the Funds' investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act.

Transfer Agent and Dividend Paying Agent

   PNC Global Investment Servicing, a member of the PNC Financial Services Group, located at P.O. Box 9838, Providence, Rhode Island 02940, serves as the transfer agent of the Fund's investments. As transfer agent, PNC Global Investment Servicing is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, PNC Global Investment Servicing receives monthly fees charged to the Funds, plus certain charges for securities transactions.

Distributor

   GE Investment Distributors, Inc., located at 3001 Summer Street, Stamford, Connecticut 06905, serves as the distributor of Fund shares on a continuing best efforts basis.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

Purchases

   Shares are offered to investors at the offering price, based on the net asset value (NAV) next determined after receipt of an investment in good order by PFPC Inc., the Trust's transfer agent. The offering price is equal to NAV plus any applicable initial sales charge imposed at the time of purchase, as described below.

   GEID and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. In addition, trail commissions of up to 0.25% may be paid to Authorized Firms for providing on-going services with respect to Class A and Class B shares, up to 1.00% for Class C shares and up to 0.50% for Class R shares.

   Class A Shares. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus. The sales charge is retained by GEID, although a portion of the sales charge may be paid to Authorized Firms in the form of dealer reallowance.

   The initial sales charge may be reduced or waived for certain purchases. The sales charge on Class A shares is waived if the purchase: (1) represents reinvested dividends or capital gains received on Fund shares, (2) is at least $1 million, (3) is made by an employee retirement plan (such as a 401(k) plan),
(4) is made through an Authorized Firm that makes GE Funds Class A shares available on a load waived basis to its clients or customers, (5) is made directly through the Distributor by a person or entity that has an affinity with GE, including: (a) GE employees, retirees or members of their family;
(b) employees and their family members of certain vendors of GE's employee retirement plan; (c) participants in retirement plans that include GE Funds as investment options and receive recordkeeping and administrative services from a designated third party through its alliance relationship with the Distributor or its affiliates; (d) officers, directors, employees and registered representatives of authorized firms that have agreements with the Distributor or other financial institutions selling Fund shares; (e) offerees who purchase in response to targeted offerings made by the Distributor; and (f) certain investors who previously purchased shares pursuant to a sales charge waiver during special limited offerings, (6) is made by the GE LifeStyle Funds or directly through the Distributor by another investment company not managed or sponsored by GEAM or any of its affiliates, (7) is made by any other entity designated from time to time by the Funds' Board.

GE Employees Defined

   As a GE employee or retiree, you and your family members may purchase
Class A shares directly from GEID without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. The term "GE Employee" includes (1) current holders of shares of a Participant Fund or of the Money Market Fund that were issued and outstanding on November 29, 1993 ("Existing Shares") who are not eligible to be holders of Class Y shares, (2) any family member of a holder of Existing Shares,
(3) employee, retirees, officers or directors, in each case, whether investing directly or through their IRA and (4) certain other persons who previously purchased former Class C shares (in existence prior to October 1, 1999) during a special limited offering of such shares by GEID, provided that the person maintains an account with the Trust in its, his or her name at the time of such additional purchase or exchange and the investment is made in that name, or as custodian for a minor or in an individual retirement account for such person. The term "family member" includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). Also, for purposes of this SAI, the term "employees, retirees, officers or directors of GE or an affiliate of GE" includes (i) persons who are currently employed by GE or an affiliate of GE (GE and its affiliates are hereinafter referred to as "GE"), (ii) persons who have retired or will retire from GE, or (iii) persons who are no longer employed by GE, but who have either retained a balance in the GE S&S Program or a defined contribution plan sponsored by GE or an affiliate of GE or were employed by GE for at least 20 consecutive years. Any holder of Existing Shares falling within subcategory
(1) above, who fully redeems his or her shares or whose shares are redeemed in accordance with the involuntary redemption procedure set out below, will not have the right to reinvest without paying the sales charge. Eligible investors may purchase shares directly from GEID.

Reduced Sales Charge

   You may qualify for a reduced sales charge on purchases of Class A shares if you currently own any share class of the Funds (except the Money Market Fund). To receive the reduced sales charge at the time of your purchase, you must inform your investment professional or the Distributor of any other investments in any share class of the Funds (except the Money Market Fund) held by you or your family members. The term "family member" includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). You should also include any Funds shares (except the Money Market Fund) held in an account at a broker-dealer or Authorized Firm other than the investment professional handling your current purchase (you may be required to provide account information or documents to allow us to verify the current values). The current net asset value of each share class of the Funds (except the Money Market Fund) held in all eligible accounts on the date of your current purchase will be combined with the amount of your purchase to determine whether you qualify for a reduced sales charge on your current purchase. The Fund makes this information regarding sales loads and breakpoints available, free of charge and in a clear and prominent format, on its website at www.gefunds.com/retail/myaccount/breakpoint_info.html. For more information about breakpoints and reduced or waived sales charges, please consult your investment professional or the Distributor. For example, if an investor owns any share class of the Global Fund and the Total Return Fund that have an aggregate current value of $92,000, and the investor makes an additional investment in Class A shares of the Global Fund of $15,000, the sales charge applicable to the entire amount of the additional investment would be 3.25% (the sales charge applicable to purchases of $100,000 or more), rather than the 5.75% normally charged on a $15,000 purchase.

Letter of Intent

   By completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"), an investor purchasing through an investment professional becomes eligible for the reduced sales load applicable to the total number of Participant Fund Class A shares purchased in a 13-month period. By marking the LOI section on the account application and by signing the account application, the investor indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below.

   Each purchase of shares of a Participant Fund made during the 13-month period will be made subject to the sales charge applicable to a single transaction of the total dollar amount indicated by the LOI, as described in the tables set out in the Prospectus. It is the investor's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge and to indicate that the purchase is pursuant to an LOI. The applicable sales charge may be further reduced pursuant to the "right of accumulation" described above provided PFPC Inc. is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, an investor may revise his or her intended investment amount upward by submitting a written and signed request. In such event, all subsequent purchases will be treated as a new LOI (including escrow of additional Fund shares) except that the original expiration date of the LOI will remain unchanged. Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI provided PFPC Inc. is advised of the date of the first purchase to be applied toward the completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. Sales charges previously paid will not be adjusted or refunded.

   Out of the initial purchase (or subsequent purchases, if necessary), PFPC Inc. will hold in escrow a portion of the amount specified in the LOI in the form of Fund shares that will be used to cover the applicable sales charge if the letter is not satisfied. All dividends and capital gains on the escrowed shares will be credited to the investor's account. All shares purchased, including those escrowed, will be registered in the investor's name. If the total investment specified under the LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the total number of shares purchased within the period exceeds the amount specified in the LOI, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. The investor or investment professional must notify PFPC Inc. prior to investment of the additional amounts and should specify the appropriate sales charge rate as described in the Prospectus. All such adjustments will be made in the form of additional shares credited to the shareholder's account at the then current offering price.

   If the intended investment is not completed, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If GEID does not receive such unpaid sales charge within 20 days, the investor, by marking the LOI section on the account application, irrevocably constitutes and appoints PFPC Inc. as his or her attorney-in-fact to redeem any and all escrowed shares sufficient to cover the unpaid sales charge. Full shares and any cash proceeds for a fractional share remaining after such redemptions will be released from escrow.

   If, at any time before completing the LOI, an investor wishes to cancel the agreement, an investor must give written notice to GEID. GEID may withdraw an investor's LOI privilege for future purchases if an investor requests PFPC Inc. to liquidate or transfer beneficial ownership of Fund shares. An LOI does not bind an investor to purchase, or the Trust to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

   Class B Shares. Class B shares are closed to new investments. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other GE Fund portfolios or the Money Market Fund - Retail Class (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a dividend reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated contingent deferred sales charges ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect.

   Class B shares convert automatically to Class A shares after six years to take advantage of lower expenses. Class B shares acquired initially through Investor Trust Funds convert to Class A shares after eight years. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversions will not constitute taxable events for Federal tax purposes.

   Class B shares are subject to a CDSC that declines based on the amount of time you hold your shares. Class B shares redeemed during each of the time periods described below will be subject to a CDSC. Shares purchased initially through Investors Trust Funds are subject to a longer CDSC period.

   The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class' net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CSDC to fill your redemption requests.

   Class C Shares. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated in the same manner as that for Class B shares. However, unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time.

   Trail commissions of up to 1.00% may be paid to Authorized Firms that provide on-going services with respect to Class C shares.

   Class R Shares. Class R shares will be offered at their net asset value per share next determined after a purchase order is received, without the imposition of an initial sales charge or CDSC. Unlike Class B shares, Class R shares do not convert to Class A shares after a specified period of time. Trail commissions of up to 0.50% may be paid to Authorized Firms that provide on-going services with respect to Class R shares.

   Class Y Shares. Class Y shares will be offered without the imposition of a sales charge, CDSC, or a distribution and service fee (Rule 12b-1 fee).

   Retail Class Shares. (Money Market Fund only) Retail Class shares will be offered without the imposition of an initial sales charge, CDSC or a distribution and service fee (Rule 12b-1 fee).

   Institutional Class Shares. (Money Market Fund only) Institutional Class shares are not subject to an initial sales charge, CDSC or a distribution and service fee (Rule 12b-1 fee).

Purchases Through Authorized Firms

   Class A, Class C, Class R and Class Y shares of each Participant Fund, as applicable, and the Retail Class of the Money Market Fund are currently available to clients and customers of Authorized Firms as provided above. The Institutional Class shares of the Money Market Fund are not currently available for purchase through Authorized Firms. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, GEAM or GEID and such Authorized Firms. Authorized Firms may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or GEID. Therefore, a client or customer should contact their investment adviser and/or Authorized Firm acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Authorized Firm. Authorized Firms will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, GEAM or GEID.

   The Trust has authorized certain Authorized Firms and their authorized designees to accept purchase and redemption orders on behalf of the Trust. The Trust is deemed to have received a purchase or redemption order when an Authorized Firm or its authorized designee accepts the order from its client or customer. Orders received in such a manner will be priced according to the net asset value of the Fund next determined after the order is received by the Authorized Firm or its authorized designee.

Subsequent Purchase of Shares

   Investors may purchase additional shares of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor's account number, Fund number and desired share Class.

Purchases In-Kind

   The Trust may, in its discretion, require that proposed investments of $10 million or more in a particular Class of a Participant Fund, or in the Money Market Fund, be made in kind. This requirement is intended to minimize the effect of transaction costs on existing shareholders of a Fund. Such transaction costs, which may include broker's commissions and taxes or governmental fees, domestic or foreign, as the case may be, may, in such event, be borne by the proposed investor in shares of the Fund. Under these circumstances, the Trust would inform the investor of the securities and amounts that are acceptable to the Trust. The securities would then be accepted by the Trust at their current market value in return for shares in the Fund of an equal value.

Redemptions

   Shares of the Funds may be redeemed on any day on which the Fund's net asset value is calculated as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request. If a shareholder holds shares in more than one Class of a Participant Fund or the Money Market Fund, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Trust receives further instructions. In addition, if the shareholder has checkwriting privileges, redemption of $100 or more may be made by writing a check either to the shareholder or to a third party. A shareholder who pays for shares of a Fund by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

   Certain redemptions are subject to a redemption fee. For information on redemption fees, please see "PURCHASE, REDEMPTION AND EXCHANGE OF SHARES - Redemption Fees" later in this SAI.

   The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

   The Trust requires that shareholders maintain a minimum investment in a Fund of $500, so care should be exercised to ensure that redemptions do not reduce the shareholder's investment below this minimum. Two exceptions exist to this minimum investment requirement: (1) an account established by a Qualified Plan, and (2) new accounts established with the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan. If the shareholder's account balance is less than $500 (except in the circumstances described above), the Trust may automatically redeem the shares of the Fund in the account and remit the proceeds to the shareholder so long as the shareholder is given 30 days prior written notice of the action.

   A holder of Existing Shares who fully redeems his account or whose account balance is involuntarily redeemed by the Trust in the manner set out below will not remain eligible for the load waiver thereafter, unless the person is otherwise eligible to purchase Class A shares without paying a load.

   A CDSC payable to GEID is imposed on certain redemptions of Class A, Class B and Class C shares of a Participant Fund, however effected. Class A, Class B and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (1) the net asset value of the Class A, Class B or Class C shares at the time of purchase or (2) the net asset value of the Class A, Class B or Class C shares at the time of redemption. In circumstances in which the CDSC is imposed upon redemption of Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

   The CDSC on Class A and Class C shares is payable on the same terms and conditions as would be applicable to Class B shares, except that the CDSC on Class A and Class C shares is at a lower rate and for a shorter period than that imposed on Class B shares (1% for redemptions only during the first year after purchase), and except that Class A and Class C shares have no automatic conversion feature. The CDSC applicable to Class A and Class C shares is calculated in the same manner as the CDSC with respect to Class B shares and is waived in the same situations as with respect to Class B shares.

   The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the U.S. Equity Fund, Premier Fund, Core Value Equity Fund, Small-Cap Equity Fund, Global Fund, International Fund, Emerging Markets Fund and Total Return Fund:

                                                       CDSC as
                                                        a % of
                                                        Amount
                 Year Since Purchase Payment was Made  Redeemed
                 ------------------------------------  --------
                         Within First Year............   4.00%
                         Within Second Year...........   3.00%
                         Within Third Year............   2.00%
                         Within Fourth Year...........   1.00%
                         Within Fifth Year............   0.00%
                         Within Sixth Year............   0.00%
                                                         ----

   The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the Tax-Exempt Fund, Income Fund, High Yield Fund, Government Securities Fund and the Short-Term Government Fund:

                                                       CDSC as
                                                        a % of
                                                        Amount
                 Year Since Purchase Payment was Made  Redeemed
                 ------------------------------------  --------
                         Within First Year............   3.00%
                         Within Second Year...........   3.00%
                         Within Third Year............   2.00%
                         Within Fourth Year...........   1.00%
                         Within Fifth Year............   0.00%
                         Within Sixth Year............   0.00%
                                                         ----

   The following table sets forth the CDSC rates applicable to redemptions of any Fund's Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds:

                                                       CDSC as
                                                        a % of
                                                        Amount
                 Year Since Purchase Payment was Made  Redeemed
                 ------------------------------------  --------
                         Within First Year............   5.00%
                         Within Second Year...........   4.00%
                         Within Third Year............   3.00%
                         Within Fourth Year...........   2.00%
                         Within Fifth Year............   1.00%
                         Within Sixth Year............   0.00%
                         Within Seventh Year..........   0.00%
                         Within Eighth Year...........   0.00%
                                                         ----

   Class B shares will automatically convert to Class A shares six years (eight years in the case of Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds) after the date on which they were purchased and thereafter will no longer be subject to the higher distribution fee applicable to such Class B shares, but will be subject to the 0.25% distribution fee applicable with respect to Class A shares. See "Exchange Privilege" for the effect of exchanges on the CDSC applicable to exchanged shares.

   In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Distributor will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

   The Trust will waive the CDSC on certain redemptions of Class A, Class B or Class C shares of the Funds. CDSCs are waived on shares (1) acquired through reinvestment of dividends or capital gains, (2) redeemed because of death or disability, as defined in the Internal Revenue Code of 1986, as amended ("Code"), (3) that are mandatory retirement distributions on IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan, (4) that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor's account value, (5) that are redemptions of Class A shares originally purchased in amounts of $1 million or more if such investors were otherwise eligible to purchase Class A shares pursuant to another sales charge waiver, and (5) that represent "substantially" equal periodic payments" as described under Section 72(t)(2) of the Code.

Redemptions through an Authorized Firm

   An investor whose shares are purchased with the assistance of an investment professional may redeem all or part of his or her shares in accordance with the instructions pertaining to such accounts. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customers' account with the redemption proceeds, if applicable) on a timely basis. If such investor is also the shareholder of record of those accounts on the books of PFPC, Inc., he or she may redeem shares pursuant to methods described below. Such an investor using the redemption by mail or wire methods must arrange with the Authorized Firm for delivery of the required forms to PFPC Inc. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customer's account with the redemption proceeds, if applicable) on a timely basis.

Redemptions by Mail

   Shares of a Fund may be redeemed by mail by making a written request for redemption that (1) states the Class and the number of shares or the specific dollar amount to be redeemed, (2) identifies the Fund or Funds from which the number or dollar amount is to be redeemed, (3) identifies the shareholder's account number and (4) is signed by each registered owner of the shares exactly as the shares are registered and sending the request to the Trust at:

GE Funds

P.O. Box 9838

Providence, RI 02940

For overnight package delivery:

GE Funds

c/o PNC Global Investment Servicing

101 Sabin Street

Pawtucket, RI 02860

   Signature guarantees are required for all redemptions over $50,000. In addition, signature guarantees are required for requests to have redemption proceeds (1) mailed to an address other than the address of record, (2) paid to someone else, (3) wired to a financial institution other than the financial institution of record, or (4) mailed to an address that has been changed within the last 30 days. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency or savings association or by Managers of Personnel Accounting of GE or their designated alternates. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Trust receives all documents in proper order typically required to assure the safety of a particular account. The Trust may waive the signature guarantee on a redemption of $50,000 or less if it is able to verify the signatures of all registered owners from its accounts.

Redemption by Telephone

   Shares of a Fund may be redeemed by telephone, unless the investor has declined this option on the applicable section of the account application form. Dividends will be earned through and including the date of receipt of the redemption request. If the account is registered jointly in the name of more than one shareholder, only one shareholder will be required to authorize redemption of shares by telephone, and the Trust will be entitled to act upon telephonic instructions of any shareholder of a joint account. Redemptions of shares of a Fund by a Qualified Plan may not be effected by telephone. Telephone privileges may be suspended for a particular account upon notice or if the Distributor reasonably believes the caller or account holder does not have legal capacity to effect transactions.

   Proceeds from a telephonic wire redemption request placed through a customer service representative will be transferred by wire to the shareholder's bank account (which has previously been identified in writing to the Trust). A transmission fee of $10 will be charged for wire transfers of funds by the Trust. Wire transfers will be made directly to the account specified by the shareholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the shareholder. Wire transfer of funds will be made within two business days following the telephonic request.

   Proceeds from a telephonic check redemption request placed through the automated system will be sent by check to the shareholder's address of record. The minimum telephonic wire redemption request is $1,000; the minimum telephonic check redemption request is $500, and the maximum telephonic check redemption request is $50,000.

   Telephone redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of the Funds are unable to contact the Trust by telephone, shareholders should write to the Trust at:

GE Funds

P.O. Box 9838

Providence, RI 02940

For overnight package delivery:

GE Funds

101 Sabin Street

Pawtucket, RI 02860

   By making a telephonic redemption request, a shareholder authorizes the Trust to act on the telephonic redemption instructions by any person representing himself or herself to be the shareholder and believed by the Trust to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Trust's records of such instructions will be binding. If the procedures, which include the use of a personal identification number ("PIN") system and the provision of written confirmation of transactions effected by telephone, were not employed by the Trust, the Trust could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Trust follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the shareholder will bear the risk of loss in the event of a fraudulent redemption transaction.

Systematic Withdrawal Plan

   The Trust's Systematic Withdrawal Plan permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if they have a $10,000 minimum account in a Class of a Participant Fund or in the Money Market Fund. The maximum amount that may be withdrawn under the Systematic Withdrawal Plan is 10% of the value of a Shareholder's account on an annual basis. An application for the Systematic Withdrawal Plan can be obtained from the Trust. The Systematic Withdrawal Plan may be terminated at any time by the investor or the Trust.

Involuntary Redemptions

   An account of a shareholder of a Fund with respect to a Class of shares (if applicable) that is reduced by redemptions, and not by reason of market fluctuations to a value of $500 or less may be redeemed by the Trust, but only after the shareholder has been given notice of at least 30 days in which to increase the balance in the account to more than $500. An account established through a Qualified Plan or an account that has not yet reached the

$500 minimum through the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan will not be involuntarily redeemed.

Redemptions In-Kind

   If the Board determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust's net assets by a redemption in kind of portfolio securities in lieu of cash except to the extent described below. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEAM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities. If the law applicable to a Fund or an investor in the Fund (such as the law of a foreign jurisdiction where the Fund's shares are sold) does not permit redemptions in kind to shareholders, the Fund will effect redemptions for those shareholders in cash on the normal redemption schedule described in the prospectus.

Checkwriting Privileges

   A shareholder of the Money Market Fund may request in an application form or by letter sent to the Trust that he or she would like checkwriting privileges, which are provided at no cost to the shareholder. The Trust will provide redemption checks ("Checks") drawn on the shareholder's account. Checks will be sent only to the shareholder of the account and only to the address of record. The application or written request must be manually signed by the shareholder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to PFPC Inc. for payment, PFPC Inc., as agent, will cause the Money Market Fund to redeem a sufficient number of shares in the shareholder's account to cover the amount of the Check. Checks will generally not be returned to the shareholder after clearance, unless such return is requested in writing by the shareholder. Shareholders generally will be subject to the same rules and regulations that PNC Global Investment Servicing applies to checking accounts. Unless otherwise specified in writing to the Trust, only the signature of one shareholder of a joint account is required on Checks.

   Checks may not be written to redeem shares purchased by check until the earlier of (1) the date that good funds are credited to PNC Global Investment Servicing by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase shares. If the amount of the Check is greater than the value of the shares in a shareholder's account, the Check will be returned marked "insufficient funds." Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked "uncollected." If the Check does not clear, the shareholder will be responsible for any loss that the Money Market Fund or PNC Global Investment Servicing incurs.

   The Trust may modify or terminate the checkwriting privilege at any time on 30 days' notice to participating shareholders. The checkwriting privilege is subject to PNC Global Investment Servicing's rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on PNC Global Investment

Servicing must be given to PNC Global Investment Servicing. Stop payment instructions may be given by calling the applicable toll free number listed on the back cover of the Prospectus.

Reinstatement Privilege

   Participant Funds also offer a reinstatement privilege under which a shareholder that has redeemed Class A or Class C shares may reinvest the proceeds from the redemption without imposition of a sales charge, provided the reinvestment is made within 60 days of the redemption. A shareholder wishing to exercise this privilege must do so in writing. Such reinstatement privilege does not apply to Class B shares.

   For purposes of determining the amount of any CDSCs payable on any subsequent redemptions, the purchase payment made through exercise of the reinstatement privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinstatement was effected). The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege but a loss will be nullified if the reinvestment is made within 30 days of redemption. Refer to the section titled "Dividends, Distributions and Taxes" later in this SAI for the tax consequences when, within 90 days of a purchase of Class A or Class C shares, the shares are redeemed and reinvested in a Participant Fund.

Exchange Privilege

   The exchange privilege described in the Prospectus enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The exchange limit may be modified for certain retirement plan investors. An exchange may be subject to a redemption fee. For information on redemption fees, please see "PURCHASE, REDEMPTION AND EXCHANGE OF SHARES - Redemption Fees" later in this SAI.

   Shares of each Class of a Participant Fund may be exchanged for shares of the same Class of any other Participant Fund at their respective net asset values, or for the Retail Class shares of the Money Market Fund. Similarly, the Retail Class shares of the Money Market Fund may be exchanged for any other share class (except for Class B shares) of a Participant Fund at their respective net asset value, subject to applicable sales charges and shareholder eligibility requirements. If you are an existing Class B shareholder, you may also exchange Retail Class shares of the Money Market Fund for Class B shares of any other Participant Fund; provided however, such exchange privilege does not apply to Retail Class shares of the Money Market Fund derived from new investments made on or after January 29, 2007. The privilege is available to shareholders residing in any state in which shares of the Fund being acquired may legally be sold. There are no exchange privileges with respect to the Institutional Class shares of the Money Market Fund.

   An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. An exchange of shares may be made by calling or by writing the Trust. The Trust may, upon 60 days' prior written notice to the shareholders of a Fund, materially modify or terminate the exchange privilege with respect to the Fund.

   Shareholders who exchange their Class A shares purchased through an Authorized Firm, and Class B or Class C shares, for the Retail Class shares of the Money Market Fund shares will be subject to the CDSC applicable to Class A, Class B or Class C shares at the time the shareholder redeems such Money Market Fund-Retail Class shares. Upon an exchange of Class A, Class B or Class C shares for Class A, Class B or Class C shares (as applicable) of another Participant Fund, the new Class A, Class B or Class C shares will be deemed to have been purchased on the same date as the Class A, Class B or Class C shares of the Participant Fund that have been exchanged for CDSC calculation purposes. However, a shareholder who exchanges his Class A, Class B or Class C shares for Retail Class shares of the Money Market Fund and then exchanges those shares for Class A, Class B or Class C shares will be subject to having the period of time in which his shares were invested in the Money Market Fund tolled when computing the applicable CDSC. Likewise, shareholders who exchange their Class A, Class B or Class C shares of a Participant Fund with Class A, Class B or Class C shares of another Participant Fund will be subject to the CDSC of the original Fund at the time of redemption from the second Fund.

   Class B shares of any Participant Fund acquired either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds, will be charged the CDSC applicable to the Class B shares that had been applicable to the relevant Investors Trust Fund before the combination. Shareholders of the Money Market Fund who acquired their shares by exchange from an Investors Trust Fund will be charged the CDSC that had been applicable to the Class B shares of the relevant Investors Trust Fund upon redemption from the Money Market Fund. Shares of the Funds purchased through an Authorized Firm may only be exchanged for shares of another Fund which is offered by that Authorized Firm.

   Shareholders exercising the exchange privilege should review the Prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange.

Redemption Fees (currently suspended)

   A 2% redemption fee is charged on redemptions of shares of the International Fund, Emerging Markets Fund and Global Fund to the extent the shares are redeemed (either by selling the shares or exchanging to another Fund) within 90 days of purchase, subject to certain exceptions. Shares of the International Fund, Emerging Markets Fund and Global Fund held for more than 90 days are not subject to this 2% redemption fee. This fee is paid to the respective Funds, not GEAM or the Distributor, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If shareholder transfer shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

   The redemption fee does not apply to shares purchased through: (1) acquired through dividends or capital gains investments; (2) purchased through defined contribution plans (including 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; (5) that are redemptions effected pursuant through the Systematic Withdrawal Plan; and (6) purchased or redeemed by GE LifeStyle Funds. These exceptions apply to shares purchased or redeemed either directly with the Fund or its Transfer Agent or indirectly through an Authorized Firm.

   The 2% redemption fee will also be imposed on investments made through Authorized Firms in certain omnibus accounts that are not exempt as described above.

   Effective January 29, 2009, the redemption fee has been suspended. It may be reinstated at any time without prior notice.

                                NET ASSET VALUE

   The Trust will not calculate net asset value on days that the NYSE is closed. The following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected. The value of the portfolio securities held by each Fund may change on such days when shareholders will not be able to purchase or redeem the Fund's shares.

   The net asset value (NAV) of each share is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of certain Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. Normally, this means that a Fund will use prices for foreign securities from market closings that occur earlier than when the net asset value is calculated, but this may also mean that securities may be priced with closing prices from a market that closes shortly after the NYSE closes, such as for some exchange traded funds (ETFs) traded on the American Stock Exchange (or any other exchange) and exchange traded index futures contracts and options, which normally close trading at 4:15 p.m. Eastern time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the WM 11:00 a.m. Eastern time exchange rate.

   The NAV per share class for each Fund is determined by adding the value of the Fund's investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class' outstanding shares.

   A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

   Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the mean between the quoted bid prices and quoted asked prices.

   A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

   All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

   The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEAM to present minimal credit risks. Pursuant to the rule, GEAM has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as GEAM may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

   The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

   If prices are not readily available for a portfolio security, or if it is believed that the price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Board that are designed to establish its "fair value". Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include thinly traded or illiquid investments, high-yield securities or foreign securities.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Participant Fund or the Money Market Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Participant Fund or the Money Market Fund, respectively, and deposited in the shareholder's account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks. Dividends attributable to the Tax-Exempt Fund, Income Fund, High-Yield Fund, Government Securities Fund, Short-Term Government Fund and Money Market Fund are declared daily and paid monthly.

   The Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income and will pay such distributions monthly. Consequently, the amount of each daily distribution may differ from actual net investment income. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly distribution payments that might result if such Fund declared dividends in the exact amount of its daily net investment income.

   It is possible, however, as a result of this policy that total distributions in a year could exceed the total of the Government Securities Fund's current year net investment income and capital gains. If this should occur, a portion of the distributions received by shareholders of such Fund could be a nontaxable "return of capital" for federal income tax purposes and thereby reduce the shareholder's cost basis in shares of the Fund. If distributions are received in additional shares rather than cash, the capital "returned" would be automatically reinvested. In general, a shareholder's total cost basis in the Fund will reflect the cost of the shareholder's original investment plus the amount of any reinvestment.

   Dividends attributable to the net investment income of the Premier Fund, U.S. Equity Fund, Small-Cap Equity Fund, Core Value Equity Fund, Global Fund, International Fund, Emerging Markets Fund and Total Return Fund are declared and paid annually. If a shareholder redeems all of his shares of the Tax-Exempt Fund, Income Fund, High Yield Fund, Government Securities Fund, Short-Term Government Fund or the Money Market Fund at any time during a month, all dividends to which the shareholders is entitled will be paid to the shareholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Tax-Exempt Fund, Income Fund, High Yield Fund, Government Securities Fund and Short-Term Government Fund, and within five days following the end of each month for the Money Market Fund. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are intended to comply with the requirements of the Code and are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. All expenses of the Tax-Exempt Fund, Income Fund, High Yield Fund, Government Securities Fund, Short-Term Government Fund and the Money Market Fund are accrued daily and deducted before declaration of dividends to shareholders. Earnings of the Tax-Exempt Fund, Income Fund, High Yield Fund, Government Securities Fund, Short-Term Government Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday. As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Class Y shares will be higher than those on Class A shares, which in turn will be higher than those of Class B and Class C shares.

   Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund's shareholders, the Trust will declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.

Taxation of the Funds and Their Investments

   The following is a summary of the federal taxation of the Funds and their investments and is based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect.

   Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to continue to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least the sum of (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and any excess of its net realized short-term capital gains over its net realized long-term capital losses) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (collectively, the "90% distribution requirement"), (which the Trust intends each Fund to do), then under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

   If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (including dividends derived from capital gains or interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

   Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (with such securities of any one issuer being limited to no more than 5% of the value of each Fund and to no more than 10% of the outstanding voting securities of such issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly-traded partnerships."

   In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending
October 31 in that calendar year, and (3) any income not distributed in prior years.

   Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

   Investment income received by a Fund from sources within foreign countries, or capital gains earned by the Funds investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or an exemption from tax on income and gains from such countries. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

   In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds with "Global" and "International" in their names each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund will be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which a Fund makes such an election, it will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit against the shareholder's own tax liability. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

   If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

   A Fund's transactions in foreign currencies, forward contracts, options contracts and futures contracts are subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark-to-market" certain types of the positions in its portfolio (that is, treat them as if they were closed out at the end of each year) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement or result in the imposition of excise tax.

   For example, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

   In addition, each Fund that invests in certain payment-in-kind securities, zero coupon obligations or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

   The Federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

   Each Fund seeks to monitor its transactions to make the appropriate tax elections and make the appropriate entries in its books and records when the Fund acquires any foreign currency, forward contract, option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

   The Tax-Exempt Fund is designed to provide investors with current tax-exempt interest income. Exempt-interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose (but may nevertheless be subject to federal alternative minimum taxes). In order for the Tax-Exempt Fund to pay exempt-interest dividends during any taxable year, at least 50% of the value of the Fund at the close of each quarter of such taxable year must consist of tax-exempt municipal obligations.

   The Tax-Exempt Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by private activity bonds that are owned by the Tax-Exempt Fund or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and
(a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

   Under the Code, interest on specified private activity bonds issued after August 7, 1986, although exempt from regular federal income taxes, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Tax-Exempt Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, all exempt-interest dividends are included in adjusted current earnings.

   In addition, the receipt of exempt-interest dividends may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Prospective investors should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund is not deductible for federal income tax purposes. Receipt of exempt- interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

   As of September 30, 2008, the following Funds have capital loss carryforwards as indicated below. The capital loss carryforwards of each such Fund are available to offset that Fund's future capital gains realized prior to the expiration of the applicable carryforwards to the extent provided in the Code and regulations thereunder.

                                                      Expiration
                                                        Dates:
              Fund                          Amount   September 30,
              ----                        ---------- -------------
              Short-Term Government Fund. $  357,554     2014
                                          $1,750,044     2015
              Government Securities Fund. $  357,554     2014
                                          $1,750,044     2015
              Tax-Exempt Fund............ $  115,020     2009
                                          $    5,270     2011
                                          $   14,537     2012
                                          $   47,679     2014
                                          $   38,829     2015
                                          $  289,216     2016
              Income Fund................ $2,454,522     2015
              Money Market Fund.......... $      120     2010

Taxation of U.S. Shareholders

   The following is a summary of certain Federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds and is based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

   Distributions by a Fund of the excess of its net long-term capital gains over its net short-term capital losses which are properly designated by a Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his or her shares and regardless of whether such distributions are paid in cash or reinvested in additional shares. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by a Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks an securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for long-term capital gains rates and such a dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in his or her Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

   A Fund's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Fund has received dividend income during the taxable year that otherwise qualifies for the deduction; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. In order to constitute an eligible qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire eligible dividend, including the otherwise deductible amount, is included in determining the
excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" (as described above) received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

   A Fund may elect to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may claim a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's tax basis for his or her shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. Federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

   Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

   An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

   A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares is a capital gain or loss if the shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

   In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of tax the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

   Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the Internal Revenue Service ("IRS"). Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

   Each Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding'') from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

                            PRINCIPAL STOCKHOLDERS

   The following persons are the only persons known by the Trust to hold of record more than 5% of the outstanding shares of any class of the Funds as of December 31, 2008.

                                                                     Percent
   Name and Address                                      Amount of     of
   Of Record Owner                                       Ownership    Class
   ----------------                                    ------------- -------
   MONEY MARKET FUND - RETAIL CLASS...................
   MCB TRUST SERVICES AS AGENT FOR....................
   CENTERPRISE SAVINGS PLAN...........................
   700 17TH ST STE 300................................ 11,640,018.78
   DENVER CO 80202-3531...............................        shares   6.13%
   MCB TRUST SERVICES AS AGENT FOR....................
   AGGREGATE INDUSTRIES RET. SAVINGS PL...............
   700 17TH ST STE 300................................ 15,427,300.41
   DENVER CO 80202-3531...............................        shares   8.13%
   PERSHING, LLC......................................
   1 PERSHING PLAZA................................... 12,684,653.34
   JERSEY CITY, NJ 07399..............................        shares   6.68%
   MONEY MARKET FUND - INSTITUTIONAL CLASS............
   ELFUN INCOME FUND..................................
   ATTN: KIMBERLY BUTLER..............................
   3001 SUMMER STREET................................. 42,750,713.96
   STAMFORD, CT 06904.................................        shares   7.11%
   GE CAPITAL FINANCIAL INC...........................
   6510 MILLROCK DRIVE................................ 75,014,330.56
   SALT LAKE CITY, UT 84121-5029......................        shares  12.38%
   GE INSTITUTIONAL FUNDS - INCOME FUND...............
   ATTN: KIMBERLY BUTLER..............................
   3001 SUMMER STREET................................. 43,070,235.25
   STAMFORD, CT 06904.................................        shares   7.11%
   GE INSTITUTIONAL FUNDS - INTERNATIONAL EQUITY FUND.
   ATTN: KIMBERLY BUTLER..............................
   3001 SUMMER STREET................................. 74,499,199.17
   STAMFORD, CT 06904.................................        shares  12.30%

                                                                                        Percent
Name and Address                                                            Amount of     of
Of Record Owner                                                             Ownership    Class
----------------                                                          ------------- -------
MONEY MARKET FUND - INSTITUTIONAL CLASS (CONT.)..........................
GE INSTITUTIONAL FUNDS - STRATEGIC INVESTMENT FUND - COMPOSITE ATTN:      37,587,374.69
  KIMBERLY BUTLER 3001 SUMMER STREET STAMFORD, CT 06904..................        shares   6.20%
GE INSTITUTIONAL FUNDS - STRATEGIC INVESTMENT FUND - CASH ATTN: KIMBERLY  49,558,946.23
  BUTLER 3001 SUMMER STREET STAMFORD, CT 06904...........................        shares   8.18%
INCOME FUND - CLASS A....................................................
MCB TRUST SERVICES AS AGENT FOR..........................................
AGGREGATE INDUSTRIES RET. SAVINGS PL.....................................
700 17TH ST STE 300......................................................    779,103.20
DENVER CO 80202-3531.....................................................        shares   8.09%
PERSHING, LLC............................................................
1 PERSHING PLAZA.........................................................  2,486,075.21
JERSEY CITY, NJ 07399....................................................        shares  25.83%
INCOME FUND - CLASS B....................................................
NFS LLC FEBO.............................................................
ARTHUR H. HAAKE..........................................................
RUTH J. HAAKE............................................................
1900 CAMELIA CIRCLE......................................................      8,714.86
MIDLOTHIAN, VA 23112.....................................................        shares  15.24%
PERSHING, LLC............................................................
1 PERSHING PLAZA.........................................................      9,359.74
JERSEY CITY, NJ 07399....................................................        shares  16.37%

                                                                                                 Percent
Name and Address                                                                       Amount of   of
Of Record Owner                                                                        Ownership  Class
----------------                                                                       --------- -------
INCOME FUND - CLASS C.................................................................
PFPC TRUST CO CUST FBO................................................................
IRA R/O...............................................................................
GEORGE J. TURNER......................................................................
254 HANCOCK STREET.................................................................... 11,915.60
BROOKLYN, NY 11216-2201...............................................................    shares  11.70%
MCB TRUST SERVICES CUST. FBO PICS 401(K) PROFIT SHARING PLAN 700 17/TH/ STREET, SUITE   6,902.73
  300 DENVER, CO 80202................................................................    shares   6.77%
PERSHING, LLC.........................................................................
1 PERSHING PLAZA......................................................................  7,349.13
JERSEY CITY, NJ 07399.................................................................    shares   7.21%
NFS LLC...............................................................................
MARY E. SWIFT TTEE WILLIAM A. SWIFT DECEDENT TRUST U/A 8/31/91 1820 KIENITZ AVENUE      7,594.00
  MODESTO, CA 95355...................................................................    shares   7.45%
FIRST CLEARING LLC HUGH J. WILLIAMS TRUST HUGH J. WILLIAMS TTEE 4507 GOLDCREST          7,266.76
  LANE JACKSONVILLE, FL 32224-6813....................................................    shares   7.13%
PFPC TRUST CO. CUST R/0 IRA FBO SUZANNE M. KILEY 5 MAYFAIR COURT IPSWICH, MA 01938-    20,990.71
  1693................................................................................    shares  20.61%
INCOME FUND - CLASS R.................................................................
GE ASSET MANAGEMENT 3003 SUMMER STREET................................................    852.55
STAMFORD, CT 06905....................................................................    shares 100.00%

                                                                                           Percent
Name and Address                                                                Amount of    of
Of Record Owner                                                                 Ownership   Class
----------------                                                                ---------- -------
INCOME FUND - CLASS Y..........................................................
MCB TRUST SERVICES TRUSTEE.....................................................
ADVANCED SERVICES EE SVGS & RET PLAN...........................................
700 17/TH/ STREET, SUITE 300...................................................  92,713.38
DENVER, CO 80202-3531..........................................................     shares   8.72%
CONSERVATIVE ALLOCATION FUND OMNIBUS ACCOUNT - UNDERLYING FUND ATTN MARY        100,204.54
  STONE GE INVESTMENT SERVICES 3003 SUMMER STREET STAMFORD, CT 06905-4316......     shares   9.42%
MODERATE ALLOCATION FUND OMNIBUS ACCOUNT - UNDERLYING FUND ATTN MARY            135,847.25
  STONE GE INVESTMENT SERVICES 3003 SUMMER STREET STAMFORD, CT 06905-4316......     shares  12.77%
AGGRESSIVE ALLOCATION FUND OMNIBUS ACCOUNT - UNDERLYING FUND ATTN MARY          113,110.13
  STONE GE INVESTMENT SERVICES 3003 SUMMER STREET STAMFORD, CT 06905-4316......     shares  10.64%
STATE STREET BANK & TRUST TTEE FBO AGGREGATE INDUSTRIES INC. PENSION PLAN ATTN  520,242.47
  BRYAN GIRTS 13900 PINEY MEETINGHOUSE RD ROCKVILLE, MD 20850-3594.............     shares  48.93%

                                                                                                Percent
Name and Address                                                                     Amount of    of
Of Record Owner                                                                      Ownership   Class
----------------                                                                     ---------- -------
U.S. EQUITY FUND - CLASS A..........................................................
CHARLES SCHWAB & CO. INC............................................................
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS......................
ATTN MUTUAL FUNDS...................................................................
101 MONTGOMERY STREET............................................................... 779,932.78
SAN FRANCISCO, CA 94104-3531........................................................     shares   7.39%
MCB TRUST SERVICES AS AGENT FOR.....................................................
AGGREGATE INDUSTRIES RET. SAVINGS PL................................................
700 17TH ST STE 300................................................................. 934,631.73
DENVER CO 80202-3531................................................................     shares   8.85%
PERSHING, LLC.......................................................................
1 PERSHING PLAZA.................................................................... 966,079.34
JERSEY CITY, NJ 07399...............................................................     shares   9.15%
U.S. EQUITY - CLASS B...............................................................
PERSHING, LLC.......................................................................
1 PERSHING PLAZA....................................................................  15,884.16
JERSEY CITY, NJ 07399...............................................................     shares  17.19%
NOEL D. SIDFORD TTEE UA DTD 01/01/1999 NOEL D. SIDFORD MPPP TRUST 187 BALTIC STREET       5,624
  BROOKLYN, NY 11201-6173...........................................................     shares   6.08%

                                                                                    Percent
Name and Address                                                        Amount of     of
Of Record Owner                                                         Ownership    Class
----------------                                                       ------------ -------
U.S. EQUITY - CLASS C.................................................
MS & CO FBO MARGARET T. WATSON TTEE MARGARET T. WATSON TRUST U/A DTD      10,607.24
  09/07/1994 205 TOWERVIEW DRIVE, APT. 3203 ST. AUGUSTINE, FL 32092...       shares   5.57%
PERSHING, LLC.........................................................
1 PERSHING PLAZA......................................................    16,316.93
JERSEY CITY, NJ 07399.................................................       shares   8.57%
U.S. EQUITY - CLASS R.................................................
GE ASSET MANAGEMENT...................................................
3003 SUMMER STREET....................................................       408.71
STAMFORD, CT 06905....................................................       shares 100.00%
U.S. EQUITY - CLASS Y.................................................
STANDARD LIFE ASSURANCE COMPANY OF CANADA.............................
C/O JOSIE CAMMISANO - INVESTMENT ACCOUNTING...........................
1245 SHERBROOKE ST, WEST FLR 16....................................... 4,487,014.33
MONTREAL, CANADA H3G 1G3..............................................       shares  87.18%
PREMIER FUND - CLASS A................................................
HARTFORD LIFE INSURANCE COMPANY P.O. BOX 2999 HARTFORD, CT 06104-2999.   574,592.00
                                                                             shares   7.62%
MCB TRUST SERVICES TRUSTEE............................................
AGGREGATE INDUSTRIES RET. SAVINGS PLAN................................
700 17/TH/ STREET, SUITE 300..........................................   478,919.56
DENVER, CO 80202-3531.................................................       shares   6.35%
PREMIER FUND - CLASS B................................................
PERSHING, LLC.........................................................
1 PERSHING PLAZA......................................................    77,401.27
JERSEY CITY, NJ 07399.................................................       shares  28.43%

                                                                                            Percent
Name and Address                                                                 Amount of    of
Of Record Owner                                                                  Ownership   Class
----------------                                                                 ---------- -------
PREMIER FUND - CLASS C..........................................................
PERSHING, LLC...................................................................
1 PERSHING PLAZA................................................................  80,851.32
JERSEY CITY, NJ 07399...........................................................     shares   7.86%
PREMIER FUND - CLASS R..........................................................
GE ASSET MANAGEMENT.............................................................
3003 SUMMER STREET..............................................................     490.55
STAMFORD, CT 06905..............................................................     shares 100.00%
PREMIER FUND - CLASS Y..........................................................
STATE STREET BANK & TRUST TTEE FBO AGGREGATE INDUSTRIES INC. PENSION PLAN ATTN:   74,101.56
  BRYAN GIRTS 13900 PINEY MEETINGHOUSE ROAD ROCKVILLE, MD 20850-3594............     shares  12.02%
SMALL-CAP FUND - CLASS A........................................................
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399............................ 658,006.29
                                                                                     shares  15.34%
MCB TRUST SERVICES TRUSTEE......................................................
CENTERPRISE SAVINGS PLAN........................................................
700 17/TH/ STREET, SUITE 300.................................................... 422,141.53
DENVER, CO 80202-3531...........................................................     shares   9.84%
SMALL-CAP FUND - CLASS B........................................................
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399............................  97,478.27
                                                                                     shares  36.60%

                                                                                          Percent
Name and Address                                                               Amount of    of
Of Record Owner                                                                Ownership   Class
----------------                                                               ---------- -------
SMALL-CAP FUND - CLASS C......................................................
STERLING TRUST COMPANY CUST...................................................
GRAND VEHICLE WORKS HOLDINGS..................................................
700 17/TH/ STREET, SUITE 100..................................................  73,105.39
DENVER, CO 80202-3507.........................................................     shares  13.64%
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399.......................... 127,839.85
                                                                                   shares  23.86%
SMALL-CAP FUND - CLASS R......................................................
GE ASSET MANAGEMENT...........................................................
3003 SUMMER STREET............................................................     980.74
STAMFORD, CT 06905............................................................     shares 100.00%
SMALL-CAP FUND - CLASS Y......................................................
MODERATE ALLOCATION LIFESTYLE FUND............................................
OMNIBUS ACCOUNT - UNDERLYING FUND.............................................
ATTN MARY STONE...............................................................  80,063.37
GE INVESTMENT SERVICES 3003 SUMMER STREETSTAMFORD, CT 06905-4136..............     shares  20.25%
AGGRESSIVE ALLOCATION LIFESTYLE FUND..........................................
OMNIBUS ACCOUNT - UNDERLYING FUND.............................................
ATTN MARY STONE...............................................................
GE INVESTMENT SERVICES........................................................
3003 SUMMER STREET............................................................ 186,663.71
STAMFORD, CT 06905-4136.......................................................     shares  47.22%
STATE STREET BANK & TRUST TTEE FBO AGGREGATE INDUSTRIES INC PENSION PLAN ATTN   98,283.96
  BRYAN GIRTS 13900 PINEY MEETINGHOUSE RD ROCKVILLE, MD 20850-3594............     shares  24.86%

                                                                                                 Percent
Name and Address                                                                      Amount of    of
Of Record Owner                                                                       Ownership   Class
----------------                                                                      ---------- -------
INTERNATIONAL FUND - CLASS A.........................................................
MCB TRUST SERVICES TRUSTEE...........................................................
AGGREGATE INDUSTRIES RET SAVINGS PL..................................................
700 17/TH/ STREET, SUITE 300......................................................... 621,236.71
DENVER, CO 80202-3531................................................................     shares  18.98%
MODERATE STRATEGY LIFESTYLE FUND.....................................................
OMNIBUS ACCOUNT - UNDERLYING FUND....................................................
ATTN MARY STONE......................................................................
GE INVESTMENT SERVICES...............................................................
3003 SUMMER STREET................................................................... 265,342.36
STAMFORD, CT 06905-4136..............................................................     shares   8.10%
MCB TRUST SERVICES TRUSTEE...........................................................
CENTERPRISE SAVINGS PLAN.............................................................
700 17/TH/ STREET, SUITE 300......................................................... 228,364.49
DENVER, CO 80202-3531................................................................     shares   6.97%
INTERNATIONAL FUND - CLASS B.........................................................
CITIGROUP GLOBAL MARKETS INC. 333 WEST 34/TH/ STREET, 3/RD/ FLOOR NEW YORK, NY 10001.   5,839.56
                                                                                          shares  12.18%
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399.................................  13,091.72
                                                                                          shares   27.4%
INTERNATIONAL FUND - CLASS C.........................................................
RBC CAPITAL MARKETS CORP.............................................................
FBO CAPE COD COMMUNITY COLLEGE.......................................................
EDUCATIONAL FOUNDATION...............................................................
ATTN: NATALIE DUBOIS.................................................................
2240 IYANOUGH ROAD...................................................................   6,353.40
WEST BARNSTABLE, MA 02668-1599.......................................................     shares   5.51%
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399.................................  10,073.81
                                                                                          shares   8.74%

                                                                                             Percent
Name and Address                                                                  Amount of    of
Of Record Owner                                                                   Ownership   Class
----------------                                                                  ---------- -------
INTERNATIONAL FUND - CLASS R.....................................................
GE ASSET MANAGEMENT..............................................................
3001 SUMMER STREET...............................................................     594.52
STAMFORD, CT 06905...............................................................     shares 100.00%
INTERNATIONAL FUND - CLASS Y.....................................................
MCB TRUST SERVICES TRUSTEE.......................................................
ADVANCED SERVICES EE SVGS & RET PLAN.............................................
700 17/TH/ STREET, SUITE 300.....................................................  58,384.09
DENVER, CO 80202-3531............................................................     shares   9.04%
MODERATE ALLOCATION LIFESTYLE FUND...............................................
OMNIBUS ACCOUNT - UNDERLYING FUND................................................
ATTN MARY STONE..................................................................
GE INVESTMENT SERVICES........................................................... 102,822.74
3003 SUMMER STREET STAMFORD, CT 06905-4136.......................................     shares  15.93%
AGGRESSIVE ALLOCATION LIFESTYLE FUND.............................................
OMNIBUS ACCOUNT - UNDERLYING FUND................................................
ATTN MARY STONE.................................................................. 175,759.13
GE INVESTMENT SERVICES 3003 SUMMER STREET STAMFORD, CT 06905-4136................     shares  27.23%
BUILDING WITH BOOKS, INC. PO BOX 5496 STAMFORD, CT 06905-8741....................  57,446.14
                                                                                      shares   8.90%
STATE STREET BANK & TRUST TTEE FBO AGGREGATE INDUSTRIES INC PENSION PLAN ATTN     167,798.00
  BRYAN GIRTS 13900 PINEY MEETINGHOUSE RD ROCKVILLE, MD 20850-3594...............     shares  26.00%
MAC & CO. ATTN: MUTUAL FUND OPS P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH,   52,871.64
  PA 15230.......................................................................     shares   8.19%

                                                                                           Percent
Name and Address                                                                Amount of    of
Of Record Owner                                                                 Ownership   Class
----------------                                                                ---------- -------
TAX-EXEMPT FUND - CLASS A......................................................
WILLEM VEDDER TTEE KELEMAN LIVING TRUST U/A DTD 04/14/2008 686 TAILFEATHER WAY  412,385.02
  BRADENTON, FL 34203..........................................................     shares  14.04%
SENTINEL PROTECTION & INDEMNITY CO. C/O MARSH MANAGEMENT SERVICES INC. 300      448,578.07
  BROADHOLLOW ROAD, SUITE 201 MELVILLE, NY 11747-4800..........................     shares  15.27%
TAX-EXEMPT FUND - CLASS B......................................................
PERSHING LLC...................................................................
P.O. BOX 2052..................................................................   5,069.22
JERSEY CITY, NJ 07303-2052.....................................................     shares  35.12%
LPL FINANCIAL SERVICES.........................................................   1,802.92
9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121-1968...............................     shares  12.49%
SHIRLEY HUBER SUSSENBACH TTEE U/A DTD 05/07/91 SHIRLEY HUBER SUSSENBACH TRUST     1,718.28
  1050 MAPLE GROVE AVE. GREENVILLE, IL 62246...................................     shares  11.90%
PEGGY L. LANTZ 4497 LOCHURST DR PFAFFTOWN, NC 27040-9495.......................   1,276.59
                                                                                    shares   8.84%
RBC CAPITAL MARKETS CORP FBO MARY I. TROPEA 1000 WAYNE ROAD CHERRY HILL, NJ       2,098.50
  08002........................................................................     shares  14.54%

                                                                                               Percent
Name and Address                                                                     Amount of   of
Of Record Owner                                                                      Ownership  Class
----------------                                                                     --------- -------
TAX-EXEMPT FUND - CLASS C...........................................................
NFS LLC.............................................................................
ETHEL E. GION REVOCABLE TRUST ETHEL E. GION TTEE 601 N. SEGOE RD, APT. 202 MADISON,  2,141.95
  WI 53705-3173.....................................................................   shares   10.34%
PERSHING LLC........................................................................
P.O. BOX 2052....................................................................... 7,574.48
JERSEY CITY, NJ 07303-2052..........................................................   shares   36.57%
ELEANOR A. GREEN....................................................................
254 NORTHPOINTE DR NE APT 206....................................................... 4,224.27
CEDAR RAPIDS, IA 52402-6214.........................................................   shares   20.39%
MERRILL LYNCH PIERCE, FENNER & SMITH INC. FBO SOLE BENEFIT OF ITS CUSTOMERS 4800     4,508.07
  DEERLAKE DR. EAST JACKSONVILLE, FL 32246-6484.....................................   shares   21.77%
TAX-EXEMPT FUND - CLASS Y...........................................................
GE INVESTMENTS......................................................................
ATTN CONTROLLERS GROUP..............................................................
3003 SUMMER STREET.................................................................. 2,977.46
STAMFORD, CT 06905-4316.............................................................   shares   97.35%

                                                                                             Percent
Name and Address                                                                   Amount of   of
Of Record Owner                                                                    Ownership  Class
----------------                                                                   --------- -------
GOVERNMENT SECURITIES FUND - CLASS B..............................................
NFS LLC FEBO SANTA MARIA LODGE NO. 580 FINANCE COMMITTEE P.O BOX 68 RAMONA, CA     15,762.27
  92065...........................................................................    shares  25.29%
JANICE K. AHO KEVIN W. LOGAN JTWROS 35284 MEADOW LANE FARMINGTON HILLS, MI 48335-   8,777.21
  2536............................................................................    shares  14.08%
JOANNE SCHMIDT 162 ASHBROOK ROAD CHERRY HILL, NJ 08034-3820.......................  5,720.82
                                                                                      shares   9.17%
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399..............................  3,456.79
                                                                                      shares   5.54%
GOVERNMENT SECURITIES FUND - CLASS C..............................................
RAYMOND JAMES & ASSOC. INC........................................................
FBO SUE A. PURCELL & GARY D. NIETHAMER TTEE.......................................
SUE A. PURCELL REVOCABLE TRUST 1370 BARCELONA AVENUE..............................  6,827.69
FORT MYERS, FL 33901-6625.........................................................    shares   8.32%
PERSHING LLC......................................................................
P.O. BOX 2052..................................................................... 11,016.43
JERSEY CITY, NJ 07303-2052........................................................    shares  13.43%
MERRILL LYNCH, PIERCE, FENNER & SMITH FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER  33,160.34
  LAKE DR. EAST JACKSONVILLE, FL 32246-6484.......................................    shares  40.44%

                                                                                              Percent
Name and Address                                                                    Amount of   of
Of Record Owner                                                                     Ownership  Class
----------------                                                                    --------- -------
GOVERNMENT SECURITIES FUND - CLASS C (cont.).......................................
AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55474........ 5,362.67
                                                                                      shares    6.54%
MS & CO. FBO DAVIES CLINIC PC EMPLOYEES PROFIT SHARING PLAN DTD 5/19/1998 345 N.    5,044.11
  GRANT ST. CANBY, OR 97013-3610...................................................   shares    6.15%
GLOBAL FUND - CLASS B..............................................................
RAYMOND JAMES & ASSOC INC. FBO PATRICIA C. HEINRICH IRA 156 BISHOPS FOREST DR.      1,881.60
  WALTHAM, MA 02452-8807...........................................................   shares   17.13%
RAYMOND JAMES & ASSOC. INC.........................................................
FBO ESTER L. AWNETWANT-ESPERON.....................................................
8 HOLMES ROAD...................................................................... 1,028.66
BOXFORD, MA 01921-2738.............................................................   shares    9.36%
PFPC TRUST CO. CUST FBO DAN R. DEVENY IRA A/C 232 W. BELL ST. WINNEMUCCA, NY 89445-   797.17
  3702.............................................................................   shares    7.26%
NFS LLC FBO KATHLEEN A. TURNER 2024 N. ROLLING ROAD BALTIMORE, MD 21244............   717.63
                                                                                      shares    6.53%
PERSHING, LLC 1 PERSHIING PLAZA JERSEY CITY, NJ 07399..............................   964.37
                                                                                      shares    8.78%

                                                                                               Percent
Name and Address                                                                   Amount of     of
Of Record Owner                                                                    Ownership    Class
----------------                                                                  ------------ -------
GLOBAL FUND - CLASS C............................................................
PERSHING LLC.....................................................................
1 PERSHING PLAZA.................................................................    12,938.06
JERSEY CITY, NJ 07399............................................................       shares  48.28%
DUMITRU LECCA & CORLISS LECCA JT TEN COM 33-36 85/TH/ STREET JACKSON HEIGHTS, NY      2,294.12
  11372-1534.....................................................................       shares   8.56%
UBS FINANCIAL SERVICES INC. UBS-FINSVC CDN FBO KARL HEINZELMANN PO BOX 3321           1,533.94
  1000 HARBOR BLVD WEEHAWKEN, NJ 07086-8154......................................       shares   5.72%
GLOBAL FUND - CLASS R............................................................
GE ASSET MANAGEMENT 3001 SUMMER STREET STAMFORD, CT 06905........................       411.14
                                                                                        shares 100.00%
GLOBAL FUND - CLASS Y............................................................
MCB TRUST SERVICES TRUSTEE.......................................................
401(K) INV PLAN FOR SELECTED GE CAP..............................................
700 17/TH/ STREET, SUITE 300.....................................................   867,939.48
DENVER, CO 80202-3531............................................................       shares  99.25%
SHORT-TERM GOVERNMENT FUND - CLASS A.............................................
PERSHING, LLC....................................................................
1 PERSHING PLAZA................................................................. 1,336,594.13
JERSEY CITY, NJ 07399............................................................       shares  37.43%
MCB TRUST SERVICES TTEE CENTERPRISE SAVINGS PLAN 700 17/TH/ STREET, SUITE 300       248,924.57
  DENVER, CO. 80202-3531.........................................................       shares   6.59%

                                                                                          Percent
Name and Address                                                              Amount of     of
Of Record Owner                                                               Ownership    Class
----------------                                                             ------------ -------
SHORT-TERM GOVERNMENT FUND - CLASS B........................................
PERSHING, LLC...............................................................
1 PERSHING PLAZA............................................................    61,404.96
JERSEY CITY, NJ 07399.......................................................       shares  49.75%
SHORT-TERM GOVERNMENT FUND - CLASS C........................................
PERSHING LLC................................................................
P.O. BOX 2052...............................................................   121,413.80
JERSEY CITY, NJ 07303-2052..................................................       shares  28.61%
NFS LLC FEBO ELAINE T. HADDAD TTEE ELAINE T. HADDAD TRUST U/A 10/13/94 2943     57,313.05
  HEATHER CT. BLOOMFIELD HILLS, MI 48302....................................       shares  13.50%
SHORT-TERM GOVERNMENT FUND - CLASS R........................................
GE ASSET MANAGEMENT 3001 SUMMER STREET STAMFORD, CT 06905...................       900.07
                                                                                   shares 100.00%
SHORT-TERM GOVERNMENT FUND - CLASS Y........................................
PATTERSON & CO. FBO.........................................................
PENSKE TRUCK LEASING CO/LEASEWAY............................................
1525 WEST WT HARRIS BLVD.................................................... 4,069,771.07
CHARLOTTE, NC 28288-1151....................................................       shares  77.01%
SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK & TRUST ATTN: MUTUAL FUND      968,011.35
  ADMINISTRATOR ONE FREEDOM VALLEY DR. OAKS, PA 19456.......................       shares  18.31%
CORE VALUE EQUITY FUND - CLASS A............................................
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399........................   464,751.10
                                                                                   shares  10.27%

                                                                                               Percent
Name and Address                                                                     Amount of   of
Of Record Owner                                                                      Ownership  Class
----------------                                                                     --------- -------
CORE VALUE EQUITY FUND - CLASS B....................................................
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399................................ 31,658.30
                                                                                        shares  21.74%
PFPC TRUST CO. CUST. FBO IRA A/C ROSA A. CORNELIUS 76395 ROAD 338 MADRID, NE 69150-   9,973.15
  4029..............................................................................    shares   6.84%
CORE VALUE EQUITY FUND - CLASS C....................................................
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399................................ 43,638.13
                                                                                        shares  27.39%
NFS LLC FEBO DAVE R. OPPER 5410 MCALPINE FARM RD. CHARLOTTE, NC 28226............... 15,604.29
                                                                                        shares   9.79%
RAYMOND JAMES & ASSOC. INC. FBO DOROTHY R. RICH 527 N. AZUSA AVE., APT. 293 COVINA,   8,454.01
  CA 91722-3502.....................................................................    shares   5.30%
MERRILL LYNCH, PIERCE, FENNER & SMITH INC. FBO SOLE BENEFIT OF ITS CUSTOMERS 48000    8,396.76
  DEER LAKE DR. EAST JACKSONVILLE, FL 32246-6484....................................    shares   5.27%
CORE VALUE EQUITY FUND - CLASS R....................................................
GE ASSET MANAGEMENT 3001 SUMMER STREET STAMFORD, CT 06905...........................  1,064.48
                                                                                        shares 100.00%

                                                                                             Percent
Name and Address                                                                  Amount of    of
Of Record Owner                                                                   Ownership   Class
----------------                                                                  ---------- -------
CORE VALUE EQUITY FUND - CLASS Y.................................................
GE INVESTMENTS ATTN CONTROLLERS GROUP 3003 SUMMER STREET STAMFORD, CT 06905-          979.50
  4316...........................................................................     shares  10.68%
MERRILL LYNCH, PIERCE FENNER & SMITH INC. FBO SOLE BENEFIT OF ITS CUSTOMERS 4800    8,187.15
  DEER LAKE DR. EAST JACKSONVILLE, FL 32246-6484.................................     shares  89.31%
TOTAL RETURN FUND -CLASS A.......................................................
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399............................. 443,690.37
                                                                                      shares   7.36%
TOTAL RETURN FUND -CLASS B.......................................................
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399.............................  35,442.35
                                                                                      shares   8.77%
TOTAL RETURN FUND -CLASS C.......................................................
PERSHING, LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399............................. 100,983.46
                                                                                      shares  14.21%
MERRILL LYNCH, PIERCE FENNER & SMITH INC. FBO SOLE BENEFIT OF ITS CUSTOMERS 4800   45,946.07
  DEER LAKE DR. EAST JACKSONVILLE, FL 32246-6484.................................     shares   6.46%
TOTAL RETURN FUND -CLASS R.......................................................
GE ASSET MANAGEMENT 3001 SUMMER STREET STAMFORD, CT 06905........................     481.51
                                                                                      shares 100.00%

                                                             Percent
           Name and Address                       Amount of    of
           Of Record Owner                        Ownership   Class
           ----------------                       ---------- -------
           TOTAL RETURN FUND -CLASS Y............
           MCB TRUST SERVICES TRUSTEE............
           ROPER CORP RETIREMENT PROGRAM.........
           700 17/TH/ STREET, SUITE 300..........  65,202.94
           DENVER, CO 80202-3531.................     shares  17.46%
           MCB TRUST SERVICES TRUSTEE............
           THE RITTENHOUSE 401(K) PROFIT SHARING.
           700 17/TH/ STREET, SUITE 300..........  34,155.97
           DENVER, CO 80202-3531.................     shares   9.14%
           STANDARD LIFE INSURANCE COMPANY.......
           P11D ATTN SEPARATE ACCOUNT A..........
           1100 SW 6/TH/ AVE..................... 258,843.11
           PORTLAND, OR 97204-1020...............     shares  69.31%

   As of December 31, 2008: (i) the current Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each Fund's outstanding shares;
(ii) Standard Life Assurance Company of Canada ("Standard Life") owns 28.08% of the U.S. Equity Fund; and (iii) MCB Trust Services owns 32.58% of the outstanding shares of the Global Fund. So long as Standard Life and MCB Trust Services owns more than 25% of the outstanding shares of the referenced Funds, it may be deemed to control these Funds.

                    FUND HISTORY AND ADDITIONAL INFORMATION

   The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the "Declaration").

   Currently, there are sixteen funds in the Trust. The U.S. Equity Fund was established as a series of the Trust on August 24, 1992. The Global Fund, Total Return Fund, Tax-Exempt Fund, Income Fund and Money Market Fund were added as series of the Trust on November 11, 1992. The Short-Term Government Fund and International Fund were added as series of the Trust on March 1, 1994. The International Income Fund were added as series of the Trust on June 17, 1994. The Premier Fund was added as a series of the Trust on July 22, 1996. The Core Value Equity Fund and Government Securities Fund were added as series of the Trust on June 2, 1997. The Small-Cap Equity Fund and Small-Cap Growth Fund were added as series of the Trust on May 8, 1998. The Emerging Markets Fund and High Yield Fund were added as series of the Trust on September 15, 2008.

   In the interest of economy and convenience, physical certificates representing shares of a Fund are not issued. PFPC Inc. maintains a record of each shareholder's ownership of shares of a Fund.

   Shareholder Liability. Massachusetts law provides that shareholders of the Funds may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

   Shareholder Rights and Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund's investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Board, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration of Trust permits the Trustees to terminate a Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund's shareholders.

   When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

   Counsel. Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24/th/ Floor, San Francisco, CA 94105, serves as counsel for the Trust.

   Independent Registered Public Accountants. KPMG LLP, 99 High Street, Boston, MA 02110, serves as independent registered public accountants of the Trust.

                             FINANCIAL STATEMENTS

   The Annual Report dated September 30, 2008, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Reports. On June 11, 1999, the Board of Trustees approved a share class redesignation (the "Redesignation") for each of the Funds, except the Money Market Fund, effective September 17, 1999. The Redesignation will combined each Fund's respective Class A and Class C shares into a single class and renamed Class D shares Class Y shares. At the same time, the Trustees also approved, effective September 17, 1999, a 0.25% reduction in the annual distribution and shareholder servicing fee rate for Class A shareholders.

   The International Income Fund and the Small-Cap Growth Equity Fund have not yet commenced operations and have no assets as of the date of this SAI. The Trust will furnish, without charge, a copy of the Financial Reports, upon request to the Trust at P.O. Box 120031, Stamford, CT 06905-4331,
(800) 242-0134.

--------------------------------------------------------------------------------

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

   The rating A-1 (and any sub-categories and gradations thereof indicating relative standing) is the highest commercial paper rating assigned by S&P. Paper rated A-1 must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated "A-1."

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Fitch Investors Services, Inc. employs the rating F-1 (and any sub-categories and gradations thereof indicating relative standing) to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1 categories.

   Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

Description of S&P Corporate Bond Ratings

   AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

   AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

   A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

   BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody's Corporate Bond Ratings

   Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

   A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

   Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

   AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

   General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

   AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

   A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

   General Obligation Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

   BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

   General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

   Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

   BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C -- The rating C is reserved for income bonds on which no interest is being paid.

   D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

   Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

   A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                                    PART C

                               OTHER INFORMATION

Item 23.Exhibits

Exhibit No. Description of Exhibit


(a)(1)    Declaration of Trust*
------    -----------------------------------------------------------------------------------------------------------------------

  (a)(2)  Certificate of Amendment of Declaration of Trust and Change of Series Designation*

  (a)(3)  Form of Amendment to Declaration of Trust to add GE Short-Term Government Fund ("Short-Term Government Fund")
          and GE International Equity Fund ("International Fund")*

  (a)(4)  Form of Amendment to Declaration of Trust to add GE Mid-Cap Growth Fund ("Mid-Cap Growth Fund") and GE
          International Fixed Income Fund ("International Income Fund")*

  (a)(5)  Form of Amendment to Declaration of Trust to add GE Premier Growth Equity Fund ("Premier Fund")*

  (a)(6)  Form of Amendment to Declaration of Trust to add GE Value Equity Fund ("Value Equity Fund") and GE Government
          Securities Fund ("Government Securities Fund")*

  (a)(7)  Form of Amendment to Declaration of Trust to add GE Small-Cap Value Equity Fund ("Small-Cap Value Fund"), GE
          Small-Cap Growth Equity Fund ("Small-Cap Growth Fund"), GE Mid-Cap Value Equity Fund ("Mid-Cap Value Fund") and
          GE High Yield Fund ("High Yield Fund")*. High Yield Fund was terminated on February 28, 2003.

  (a)(8)  Form of Amendment to Declaration of Trust to add GE Europe Equity Fund ("Europe Fund") and GE Emerging Markets
          Fund ("Emerging Markets Fund")*. Emerging Markets Fund was terminated on May 31, 2002.

  (a)(9)  Certificate of Amendment to Declaration of Trust*

  (a)(10) Amendment to Establishment and Designation of Classes*

  (a)(11) Amended and Restated Designation of Series and Classes*

  (a)(12) Form of Amendment to Declaration of Trust to add GE Premier Research Equity Fund ("Premier Research Fund"), GE
          Premier International Equity Fund ("Premier International Fund"), GE Premier Value Equity Fund ("Premier Value Fund")
          and GE S&P 500 Index Fund*

  (a)(13) Amended and Restated Designation of Series and Classes, to change the name of GE Strategic Investment Fund to GE Total
          Return Fund*

 (b)                                                  By-Laws*
 ---                                    -------------------------------------

 (c)...................................                        Not applicable

 (d)(1)................................       Form of Investment Advisory and
                                                    Administration Agreement*

 (d)(2)................................      Amendment Number 1 to Investment
                                        Advisory and Administration Agreement
                                          dated as of May 1, 2009, between GE
                                              Funds, with respect to GE Total
                                           Return Fund (formerly GE Strategic
                                                Investment Fund) and GE Asset
                                         Management Incorporated, to be filed
                                                                by amendment.

 (d)(3)................................ Form of Investment Advisory Agreement
                                           for Short-Term Government Fund and
                                                          International Fund*

 (d)(4)................................ Form of Investment Advisory Agreement
                                                  for Mid-Cap Growth Fund and
                                                   International Income Fund*

 (d)(5)................................       Form of Investment Advisory and
                                         Administration Agreement for Premier
                                                                        Fund*

 (d)(6)................................       Form of Investment Advisory and
                                           Administration Agreement for Value
                                        Equity Fund and Government Securities
                                                                        Fund*

 (d)(7)................................          Form of Amended and Restated
                                                      Investment Advisory and
                                                 Administration Agreement for
                                                             Tax-Exempt Fund*

 (d)(8)................................       Form of Investment Advisory and
                                                 Administration Agreement for
                                           Small-Cap Value Fund and Small-Cap
                                                                 Growth Fund*

 (d)(9)................................         Amendment No. 1 to Investment
                                        Advisory and Administration Agreement
                                            dated October 1, 2008, between GE
                                          Funds, with respect to GE Small-Cap
                                          Equity Fund and GE Asset Management
                                                                Incorporated*

 (d)(10)...............................          Form of Amended and Restated
                                                      Investment Advisory and
                                         Administration Agreement for Mid-Cap
                                                                  Value Fund*

 (d)(11)...............................          Form of Amended and Restated
                                                      Investment Advisory and
                                            Administration Agreement for High
                                               Yield Fund,* and terminated on
                                                            February 28, 2003

 (d)(12)...............................       Form of Investment Advisory and
                                          Administration Agreement for Europe
                                                                        Fund*

 (d)(13)...............................       Form of Investment Advisory and
                                        Administration Agreement for Emerging
                                         Markets Fund,* and terminated on May
                                                                     31, 2002

 (d)(14)...............................       Form of Investment Advisory and
                                         Administration Agreement for Premier
                                                               Research Fund*

 (d)(15)...............................       Form of Investment Advisory and
                                         Administration Agreement for Premier
                                                          International Fund*

                                           Form of Investment Advisory and
                                        Administration Agreement for Premier
 (d)(16)                                             Value Fund*
 -------                                -------------------------------------

 (d)(17)...............................       Form of Investment Advisory and
                                         Administration Agreement for S&P 500
                                                                  Index Fund*

 (d)(18)...............................               Investment Advisory and
                                              Administration Agreement for GE
                                                Emerging Markets Equity Fund*

 (d)(19)...............................               Investment Advisory and
                                         Administration Agreement for GE High
                                                                  Yield Fund*

 (d)(20)...............................       Form of Sub-Investment Advisory
                                          Agreement for Small-Cap Value Fund*

 (d)(21)...............................       Form of Sub-Investment Advisory
                                          Agreement for High Yield Fund,* and
                                              terminated on February 28, 2003

 (d)(22)...............................       Form of Sub-Investment Advisory
                                            Agreement for S&P 500 Index Fund*

 (d)(23)...............................       Form of Sub-Investment Advisory
                                          Agreement for GE Total Return Fund,
                                                    to be filed by amendment.

 (d)(24)...............................            First Amended and Restated
                                        Sub-Advisory Agreement, dated October
                                         1, 2008, between GE Asset Management
                                            Incorporated and Palisade Capital
                                          Management, L.L.C., with respect to
                                                    GE Small-Cap Equity Fund*

 (d)(25)............................... Sub-Advisory Agreement, dated October
                                         1, 2008, between GE Asset Management
                                        Incorporated and Champlain Investment
                                            Partners, LLC, with respect to GE
                                                       Small-Cap Equity Fund*

 (d)(26)............................... Sub-Advisory Agreement, dated October
                                         1, 2008, between GE Asset Management
                                         Incorporated and GlobeFlex Partners,
                                             LP, with respect to GE Small-Cap
                                                                 Equity Fund*

 (d)(27)............................... Sub-Advisory Agreement, dated October
                                         1, 2008, between GE Asset Management
                                           Incorporated and SouthernSun Asset
                                         Management, Inc., with respect to GE
                                                       Small-Cap Equity Fund*

 (e)...................................    Form of Distribution Agreement, as
                                                                     amended*

 (f)...................................                        Not applicable

 (g)...................................           Form of Custodian Contract*

 (h)(1)................................   Form of Transfer Agency and Service
                                                                   Agreement*

 (h)(2)................................  Form of Administration Agreement for
                                               Short-Term Government Fund and
                                                          International Fund*

                                        Form of Administration Agreement for
                                        Mid-Cap Growth Fund and International
 (h)(3)                                             Income Fund*
 ------                                 -------------------------------------

 (h)(4)................................          Amended and Restated Expense
                                              Limitation Agreement (all Funds
                                         except GE GE Emerging Markets Equity
                                                Fund and GE High Yield Fund)*

 (h)(5)................................   Expense Limitation Agreement for GE
                                          Emerging Markets Equity Fund and GE
                                                             High Yield Fund*

 (h)(6)................................   Expense Limitation Agreement for GE
                                                             Tax Exempt Fund*

 (h)(7)................................       Services Agreement, dated as of
                                                 December 12, 2008 between GE
                                         Investment Distributors, Inc. and GE
                                               Asset Management Incorporated*

 (i)(1)................................ Opinion and Consent of Willkie Farr &
                                                                   Gallagher*

 (i)(2)................................   Opinion and Consent of Bingham Dana
                                                                         LLP*

 (j)(1)................................   Consent of KPMG LLP, to be filed by
                                                                    amendment

 (j)(2)................................ Consent of Paul, Hastings, Janofsky &
                                         Walker LLP, to be filed by amendment

 (k)...................................                        Not applicable

 (l)(1)................................                   Purchase Agreement*

 (l)(2)................................        Form of Purchase Agreement for
                                               Short-Term Government Fund and
                                                          International Fund*

 (l)(3)................................        Form of Purchase Agreement for
                                        Mid-Cap Growth Fund and International
                                                                 Income Fund*

 (m)(1)................................           Fourth Amended and Restated
                                                    Shareholder Servicing and
                                                           Distribution Plan*

 (m)(2)................................          Form of Amended and Restated
                                                    Shareholder Servicing and
                                             Distribution Plan for Short-Term
                                                             Government Fund*

 (m)(3)................................           Fourth Amended and Restated
                                                    Shareholder Servicing and
                                                      Distribution Agreement*


                                        Form of
                                        Amended
                                          and
                                        Restated
                                      Shareholder
                                       Servicing
                                          and
                                      Distribution
                                       Agreement
                                       for Short-
                                          Term
                                       Government
                              (m)(4)     Fund*
                              ------  ------------
                              (n)....     Written
                                             Plan
                                          Adopted
                                         pursuant
                                          to Rule
                                            18f-3
                                        under the
                                       Investment
                                          Company
                                           Act of
                                         1940, as
                                          amended*
                              (o)....         Not
                                       applicable
                              (p)(1).     GEAM of
                                          Code of
                                           Ethics*

                                         SSgA Funds Management ("SSga") Code
 (p)(2)                                              of Ethics*
 ------                                 -------------------------------------

 (p)(3)................................   Palisade Capital Management, L.L.C.
                                                              Code of Ethics*

 (p)(4)................................ Morgan Stanley Investments LP Code of
                                                                      Ethics*

 (p)(5)................................    Champlain Investment Partners, LLC
                                                              Code of Ethics*

 (p)(6)................................ GlobeFlex Capital, LP Code of Ethics*

 (p)(7)................................    SouthernSun Asset Management, Inc.
                                                              Code of Ethics*

 q.....................................                    Power of Attorney*
--------
*  Previously filed.

Item 24. Persons Controlled by or Under Common Control with Registrant

   See Item 26.

Item 25. Indemnification

   Reference is made to Article IV of the Declaration of Trust of GE Funds ("Registrant") filed as Exhibit (a) to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 as amended (the "Securities Act"), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant's Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisers

   Reference is made to "About the Investment Adviser" in the Prospectus forming Part A, and "Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

   GEAM serves as investment adviser and administrator for each Fund. The business, profession, vocation or employment of a substantial nature which each director or officer of GEAM is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:


Name                                           Capacity With Advisor          Business Name and Address
----                                   -------------------------------------  -------------------------

James W. Ireland III..................                                           3001 Summer Street
                                                   President, CEO & Director           Stamford, CT

Dan Colao.............................       Executive Vice President, Chief     3001 Summer Street
                                                           Financial Officer           Stamford, CT

Paul M. Colonna.......................                                           3001 Summer Street
                                        President - Fixed Income Investments           Stamford, CT

Michael J. Cosgrove...................      President & CEO - Mutual Funds &     3001 Summer Street
                                                       Intermediary Business           Stamford, CT

Ralph R. Layman.......................      President - International Equity     3001 Summer Street
                                                                 Investments           Stamford, CT

Kathryn Karlic........................   President - Institutional Sales and     3001 Summer Street
                                                                   Marketing           Stamford, CT

Matthew J. Simpson....................     Executive Vice President, General     3001 Summer Street
                                                       Counsel and Secretary           Stamford, CT

Judith A. Studer......................                                           3001 Summer Street
                                         President - U.S. Equity Investments           Stamford, CT

Donald W. Torey.......................                                           3001 Summer Street
                                         President - Alternative Investments           Stamford, CT

John J. Walker........................       Executive Vice President, Chief     3001 Summer Street
                                                           Operating Officer           Stamford, CT

David Wiederecht......................                                           3001 Summer Street
                                           President - Investment Strategies           Stamford, CT

   Palisade serves as sub-adviser to the Small-Cap Equity Fund. Palisade manages various institutional and private accounts and has a history of managing small-cap equity portfolios. The business, profession, vocation or employment of a substantial nature which each director or officer of Palisade is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name                                           Capacity With Advisor             Business Name and Address
----                                   -------------------------------------  -------------------------------

Martin L. Berman......................                                        Palisade Capital Management LLC
                                                                    Chairman                     Fort Lee, NJ

Steven E. Berman......................                                        Palisade Capital Management LLC
                                                               Vice Chairman                     Fort Lee, NJ

Jack Feiler...........................                                        Palisade Capital Management LLC
                                                              President, CIO                     Fort Lee, NJ

Jeffrey D. Serkes.....................                                        Palisade Capital Management LLC
                                                                         COO                     Fort Lee, NJ

Dennison T. Veru......................                                        Palisade Capital Management LLC
                                                    Executive Vice President                     Fort Lee, NJ

Brian K. Fern.........................                                        Palisade Capital Management LLC
                                                                         CFO                     Fort Lee, NJ

Bradley R. Goldman....................                                        Palisade Capital Management LLC
                                                     General Counsel and CCO                     Fort Lee, NJ

   Champlain Investment Partners, LLC serves as sub-adviser to the Small-Cap Equity Fund. Champlain was formed in 2004 to focus on managing core small and mid-cap strategies. The business, profession, vocation or employment of a substantial nature which each director or officer of Champlain is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows

Name                                           Capacity With Advisor              Business Name and Address
----                                   -------------------------------------  ----------------------------------

Scott T. Brayman......................                                        Champlain Investment Partners, LLC
                                                    Managing Partner and CIO                      Burlington, VT

Daniel Butler.........................                                        Champlain Investment Partners, LLC
                                                             Analyst/Partner                      Burlington, VT

Van Harissis..........................                                        Champlain Investment Partners, LLC
                                                             Analyst/Partner                      Burlington, VT

Deborah R. Healey.....................                                        Champlain Investment Partners, LLC
                                                              Trader/Partner                      Burlington, VT

Mary E. Michel........................                                        Champlain Investment Partners, LLC
                                       Director Consultant Relations/Partner                      Burlington, VT

Wendy K. Nunez........................            Director of Compliance and  Champlain Investment Partners, LLC
                                                          Operations/Partner                      Burlington, VT

Judith W. O'Connell...................                                        Champlain Investment Partners, LLC
                                                Managing Partner/CCO and CCO                      Burlington, VT

David M. O/Neal.......................                                        Champlain Investment Partners, LLC
                                                             Analyst/Partner                      Burlington, VT

   GlobeFlex Partners, LP serves as sub-adviser to the Small-Cap Equity Fund. GlobeFlex was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. The business, profession, vocation or employment of a substantial nature which each director or officer of GlobeFlex is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows

Name                                           Capacity With Advisor          Business Name and Address
----                                   -------------------------------------- -------------------------

Robert J. Anslow, Jr..................                                         GlobeFlex Partners, LP
                                                     Managing Partner and CIO           San Diego, CA

Andrew Mark...........................                      Partner/Portfolio  GlobeFlex Partners, LP
                                                  Management/Research/Trading           San Diego, CA

Cherrie St. Germain...................                                         GlobeFlex Partners, LP
                                       Partner, Portfolio Management/Research           San Diego, CA

Jennifer O'Connell....................                                         GlobeFlex Partners, LP
                                                                 Partner, CFO           San Diego, CA

Medy Papa.............................          Partner, Executive Advisor to  GlobeFlex Partners, LP
                                                        Investment Operations           San Diego, CA

Marina Marrelli.......................          Managing Partner, CEO, Client  GlobeFlex Partners, LP
                                                Services & Marketing Director           San Diego, CA

Laima M. Tumas........................                                         GlobeFlex Partners, LP
                                        CCO, Operations Technology Specialist           San Diego, CA

Noah D. Bretz.........................                                         GlobeFlex Partners, LP
                                          Partner, Client Service & Marketing           San Diego, CA

   SouthernSun Asset Management, Inc. serves as sub-adviser to the Small-Cap Equity Fund. SouthernSun was formed in 1989 to focus on both U.S. and international value small and mid-cap companies, serving the institutional marketplace. The business, profession, vocation or employment of a substantial nature which each director or officer of SouthernSun is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows

Name                                           Capacity With Advisor              Business Name and Address
----                                   -------------------------------------  ----------------------------------

Michael W. Cook.......................                                        SouthernSun Asset Management, Inc.
                                                                     CEO/CIO                         Memphis, TN

Andrew Taylor.........................                                        SouthernSun Asset Management, Inc.
                                                                   President                         Memphis, TN

David A. Stevens......................      Director of Portfolio Admin. And  SouthernSun Asset Management, Inc.
                                                                     Trading                         Memphis, TN

William P. Halliday...................                                        SouthernSun Asset Management, Inc.
                                                      COO/Compliance Officer                         Memphis, TN

Earl W. Powell........................                                        SouthernSun Asset Management, Inc.
                                                                    Director                         Memphis, TN

Mark Dimitrijevic.....................                                        SouthernSun Asset Management, Inc.
                                                                    Director                         Memphis, TN

Davie Gershman........................                                        SouthernSun Asset Management, Inc.
                                                                    Director                         Memphis, TN

Urdang Securities Management, Inc. ("Urdang") serves as sub-adviser to the GE Total Return Fund. Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. ("Urdang Capital"). All outstanding shares of Urdang Capital are owned by active employees of Urdang Capital. The business, profession, vocation or employment of a substantial nature which each director or officer of Urdang is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:



Name                                           Capacity With Advisor               Business Name and Address
----                                   -------------------------------------  -----------------------------------

Scott Urdang..........................    Chairman, Chief Executive Officer,  630 West Germantown Pike, Suite 300
                                                           and Sole Director           Plymouth Meeting, PA 19462

Richard Ferst.........................                                        630 West Germantown Pike, Suite 300
                                       President and Chief Operating Officer           Plymouth Meeting, PA 19462

Todd Briddell.........................        Managing Director, Real Estate  630 West Germantown Pike, Suite 300
                                                                  Securities           Plymouth Meeting, PA 19462

Dean Frankel..........................        Portfolio Manager, Real Estate  630 West Germantown Pike, Suite 300
                                                                  Securities           Plymouth Meeting, PA 19462

Vincent Sanfilippo....................                                        630 West Germantown Pike, Suite 300
                                                    Chief Investment Officer           Plymouth Meeting, PA 19462

David Blum............................        Managing Director, Information  630 West Germantown Pike, Suite 300
                                                                  Management           Plymouth Meeting, PA 19462

Scott Coopchik........................                                        630 West Germantown Pike, Suite 300
                                                      Director, Acquisitions           Plymouth Meeting, PA 19462

Mark Greco............................                                        630 West Germantown Pike, Suite 300
                                                  Director, Asset Management           Plymouth Meeting, PA 19462


Item 27. Principal Underwriters

   (a) GE Investment Distributors, Inc. ("GEID") also serves as distributor for GE Investments Funds, Inc., GE Institutional Funds, GE LifeStyle Funds, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

   (b) The information required by this Item 27 with respect to each director and officer of GEID is incorporated by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

(c)Not applicable.

Item 28. Location of Accounts and Records

   All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained at the offices of: Registrant located at 3001 Summer Street, Stamford, Connecticut 06912; State Street Bank and Trust Company ("State Street"), Registrant's custodian, located at One Lincoln Street, Boston, Massachusetts 02111; and PNC Global Investment Servicing, Registrant's transfer agent, located at 101 Sabin Street, Pawtucket, RI 02860

Item 29. Management Services

   Not applicable.

Item 30. Undertakings

   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 27th day of February, 2009.


By: /s/MICHAEL J. COSGROVE

Michael J. Cosgrove

President and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


              Signature                      Title         Date
              ---------               ---------           -------
                                           Trustee,
                                           President
                                              and
                                           Chairman
                                            of the
                                             Board
                                            (Chief
              /s/MICHAEL J. COSGROVE       Executive
              Michael J. Cosgrove          Officer)       2/27/09
              ----------------------  ---------           -------
              /s/JOHN R. COSTANTINO..
              John R. Costantino*....   Trustee           2/27/09
              /s/WILLIAM J. LUCAS....
              William J. Lucas*......   Trustee           2/27/09
              /s/MATTHEW J. SIMPSON..
              Matthew J. Simpson.....   Trustee           2/27/09
              /s/ROBERT P. QUINN.....
              Robert P. Quinn*.......   Trustee           2/27/09
              /s/SCOTT RHODES........ Treasurer
              Scott Rhodes...........          (Principal
                                               Financial
                                               Officer)   2/27/09


    * Signature affixed by Jeanne M. La Porta pursuant to a power of attorney dated October 30, 2007 and filed herewith.

/s/JEANNE M. LA PORTA

Jeanne M. La Porta